UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number:            333-48740
                                   -------------------------------



                  Principal Partners LargeCap Blend Fund, Inc.
 ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                    711 High Street Des Moines, IA 50392-2080
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               (Address of principal executive offices) (Zip code)


        Princor Financial Services Corporation Des Moines, IA 50392-2080
 ---------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:       515 247-5476
                                                   -------------------------

Date of fiscal year end:     October 31, 2003
                        ---------------------------------

Date of reporting period:   October 31, 2003
                        ---------------------------------

Item 1. Report to Shareholders.


                                TABLE OF CONTENTS
                                                                       PAGE
Managers' Comments......................................................2
Domestic Growth Funds Financial Statements and Highlights
 Statements of Assets and Liabilities...................................2
 Statements of Operations...............................................9
 Statements of Changes in Net Assets....................................16
 Notes to Financial Statements..........................................23
 Schedules of Investments
  Balanced Fund.........................................................34
  Capital Value Fund....................................................48
  Growth Fund...........................................................51
  LargeCap Stock Index Fund.............................................53
  MidCap Fund...........................................................62
  Partners Blue Chip Fund...............................................66
  Partners Equity Growth Fund...........................................71
  Partners LargeCap Blend Fund..........................................74
  Partners LargeCap Value Fund..........................................77
  Partners MidCap Growth Fund...........................................80
  Partners SmallCap Growth Fund.........................................83
  Real Estate Fund......................................................85
  SmallCap Fund.........................................................86
  Utilities Fund........................................................90
 Financial Highlights...................................................91

International Growth Funds Financial Statements and Highlights
 Statements of Assets and Liabilities...................................105
 Statements of Operations...............................................107
 Statements of Changes in Net Assets....................................109
 Notes to Financial Statements..........................................111
 Schedules of Investments
  International Emerging Markets Fund...................................117
  International Fund....................................................120
  International SmallCap Fund...........................................123
 Financial Highlights...................................................127
Income Funds Financial Statements and Highlights
 Statements of Assets and Liabilities...................................130
 Statements of Operations...............................................132
 Statements of Changes in Net Assets....................................134
 Notes to Financial Statements..........................................136
 Schedules of Investments
  Bond Fund.............................................................142
  Government Securities Income Fund.....................................151
  Limited Term Bond Fund................................................152
  Tax-Exempt Bond Fund..................................................159
 Financial Highlights...................................................162

Money Market Fund Financial Statements and Highlights
 Statement of Assets and Liabilities....................................166
 Statement of Operations................................................167
 Statements of Changes in Net Assets....................................168
 Notes to Financial Statements..........................................169
 Schedule of Investments
  Cash Management Fund..................................................172
Financial Highlights....................................................175
Report of Independent Auditors..........................................196
Fund Directors..........................................................197
Federal Income Tax Information..........................................200

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Fund for 2002. The accompanying graphs display results for the past 10 years or the life of the Fund, whichever is shorter. Average annual total return figures provided for each Fund in the graphs reflect all expenses of the Fund, the maximum sales charge (Class A Shares) or contingent deferred sales charge (Class B Shares) and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Fund shares are neither deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in the Funds involves risks, including possible loss of the principal amount invested.


GROWTH-ORIENTED FUNDS

DOMESTIC GROWTH FUNDS

PRINCIPAL BALANCED FUND, INC.

WILLIAM C. ARMSTRONG, DIRK LASCHANZKY AND
DOUGLAS R. RAMSEY

                               GROWTH OF $10,000

                Average Annual Total Returns
                   as of October 31, 2003
        Class   1 Year  5 Year  10 Year Life of Fund
        A       6.98%   -2.28%  4.28%
        B       8.63%   -2.19%  -       5.30%*

        60% S&P
        500 Stock
        Index and
        40% Lehman                      Lehman       Morningstar
         Brothers      Standard &       Brothers      Moderate
         Aggregate     Poor's 500       Aggregate    Allocation   Balanced Fund
        Bond Index 3   Stock Index 3    Bond Index 3   Average 2   Class A 1
           10            10              10             10           9.521
"1994"     10.084        10.387          9.633          9.967        9.514
"1995"     12.311        13.133          11.141         11.777       10.864
"1996"     14.35         16.297          11.793         13.572       12.504
"1997"     17.593        21.53           12.841         16.309       14.49
"1998"     20.663        26.264          14.039         17.739       16.084
"1999"     23.798        33.006          14.113         19.893       16.864
"2000"     25.473        35.016          15.143         21.669       17.269
"2001"     22.763        26.297          17.348         19.428       15.04
"2002"     21.242        22.324          18.37          21.017       13.395
"2003"     24.322        26.967          19.272         24.352       15.206


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/9/94
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO


The Principal Balanced Fund underperformed the 60% S&P500 / 40% Lehman Aggregate Index for the year primarily due to the fund's early overweighting in equities. For the one-year period ended October 31, 2003, the fund returned 13.52% compared to 14.50% for the index. Individual security selection was mixed throughout the period, but the overweighting in equities throughout the year was negative early in the year, but added value later. The fund's overweighted position in value companies had a negative impact on the portfolio since lower quality growth companies outperformed. International exposure for the fund was positive for overall performance. The fixed income portion of the fund added value due to security specific outperformance.


The equity markets moved down during the early part of the year, but rebounded in the most recent period. Continued progress on corporate earnings and improved profits have supported higher equity prices. The improved economy has been positive for both companies and consumers. The rising equity markets have improved investor confidence and strengthened corporate spending.


The fixed income markets benefited from lower yields as the Federal Reserve
(Fed) maintained a stimulative policy to reduce the rate on short-term investments. The difference in corporate bond yields relative to Treasuries tended to narrow during the year, as business fundamentals improved. Yields have begun to rebound from the very low rates of the early summer, but are still at low overall levels.


The completion of major hostilities in Iraq and a more favorable economic environment with low inflation expectations have been supportive of improved financial markets. Consumer and investor confidence is improving as their financial assets show positive growth. Corporations have improved productivity and are operating more efficiently with improved financial results and stronger balancesheets. The low interest rate environment continues to put pressures on corporate pension liabilities, but improved financial markets are boosting the assets in these accounts.


The fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed income securities. The fund is maintaining an overweighted position in stocks vs. bonds, as improved fundamentals support the higher equity prices.


PRINCIPAL CAPITAL VALUE FUND, INC.

JOHN PIHLBLAD


                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  5 Year  10 Year Life of Fund
  A     12.36%  -3.16%  6.97%
  B     14.09%  -3.11%   -         7.88%*


                            Morningstar
        Russell 1000        Large Value     Capital Value
         Value Index 3       Category 2     Fund Class A 1
           10                 10               9.523
"1994"     10.076             10.276          10.054
"1995"     12.566             12.396          11.858
"1996"     15.549             15.134          14.99
"1997"     20.71              19.373          18.791
"1998"     23.781             21.21           21.721
"1999"     27.71              23.836          22.373
"2000"     29.24              25.648          20.986
"2001"     25.772             22.56           18.193
"2002"     23.19              21.971          16.461
"2003"     28.496             26.646          19.626


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/9/94
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

During the fiscal year ended October 31, 2003, the market rose as an economic recovery gathered momentum. Production, consumer spending and disposable personal income all rose nicely toward the end of the period, and employment stabilized with leading indicators painting a better picture for the future. Companies that benefit the most from a strong economy led the advance, e.g., those in the technology, industrials and basic materials sectors. Interest rates rose, reflecting the better economic news. After three years of disappointment, investor skepticism understandably still abounds. With layoffs down, hiring picking up and capital spending rising, the U.S. economic future looks brighter.


The Principal Capital Value Fund underperformed the Russell 1000 Value Index, posting a 19.23% total return compared to 22.88% for the index. With the success of the war in Iraq in addition to the improving economy, many companies that still exhibited poor fundamentals rose sharply in the hope that their results would rise in the new post-recession and war scenario. Our process focuses on companies where the fundamentals already exhibit improvement, so our holdings did not always rise in such a dramatic fashion as those firms with poor current business fundamentals.


We maintain our outlook for an improving economy over the next several quarters. Rising interest rates have the potential to mute this impact.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable outperformance. Further, we believe that the key to superior stock selection lies in the identification of companies with the following attributes: 1) improving business fundamentals, 2) sustainability of the improvement, 3) rising investor expectations, and 4) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up style of management where security selection is the key driver of excess returns relative to the designated index. This process is maintained while neutralizing unintended risks.

PRINCIPAL GROWTH FUND, INC.

MARY SUNDERLAND

                               GROWTH OF $10,000

              Average Annual Total Returns
                as of October 31, 2003
        Class   1 Year  5 Year  10 Year  Life of Fund
        A       8.49%   -7.38%  4.29%
        B       10.17%  -7.15%  -       4.74%*

           Russell        Morningstar
        Midcap Growth     Large Growth    Growth Fund
            Index 3        Category 2      Class A 1
           10              10               9.527
"1994"     10.254          10.234          10.351
"1995"     12.74           12.762          12.762
"1996"     15.027          15.103          14.115
"1997"     18.725          19.086          18.286
"1998"     19.18           22.018          21.06
"1999"     26.403          30.301          24.737
"2000"     36.616          35.382          27.864
"2001"     20.952          21.611          16.197
"2002"     17.262          20.937          13.228
"2003"     24.048          25.279          15.227


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/9/94
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.


LOGO

Over the past year, the Principal Growth Fund rose 15.11%, underperforming the Russell 1000 Growth Index, which rose 21.82%. Performance was hurt by a surge in low quality stocks over the past six months. Low quality stocks are exemplified by low price, lack of earnings, volatility, and extremely high valuations. In the early part of a market recovery these types of stocks often have significant moves as the threat of insolvency fades. We believe this is a short-term phenomenon and stocks with better fundamentals will reemerge. The Principal Growth Fund holds what we consider to be very high quality growth companies. We expect these types of stocks to gain ground soon.


The fund benefited from its holdings in technology, over the year, as the prospect for an improving economy augured well for capital spending. Disappointing results in health care offset these positives. The low quality effect was particularly noticeable in the health care sector where low quality stocks rose over 30% in the past year, while higher quality health care stocks increased 2%.


Over the past year, growth stock returns have slightly lagged those of value stocks. With growth stocks underperforming value stocks for a third consecutive year, we expect that as investors gain confidence in the economy, growth stocks will be poised for solid returns. The fund continues to maintain positions in companies we believe have very high quality long-term growth potential. We think the low quality rally is unsustainable and expect investors will return to higher quality stocks over the next six to twelve months.

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.

DIRK LASCHANZKY

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  Life of Fund
A       17.83%  -6.70%*
B       17.95%  -6.82%*

        Standard and     Morningstar
         Poor's 500      Large Blend      LargeCap Stock
        Stock Index 3     Category 2     Index Fund Class A 1
          10              10                  9.85
"2000"    10.439          9.646               10.339
"2001"    7.84            7.199               7.707
"2002"    6.655           7.374               6.48
"2003"    8.039           8.805               7.751


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 3/1/2000
1    Reflects maximum sales charge of 1.50% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO


The Principal LargeCap Stock Index Fund underperformed the S&P 500 Index for the year, primarily due to the fund's fees. For the one-year period ended October 31, 2003, the fund returned 19.62% compared to 20.80% for the index. The fund seeks investment performance that corresponds to the results for the S&P 500 Index. Within the fund, the percentage exposure to the companies is closely aligned to the stocks within the index.


The equity markets moved down during the early part of the year, but rebounded in the more recent period. Continued progress on corporate earnings and improved profits has supported higher equity prices. The improved economy has been a positive for both companies and consumers. The rising equity markets have improved investor confidence and strengthened corporate spending.


The unemployment rate still remains high for this stage of a typical economic recovery, but signs point to improvements as companies expand and add to their payroll. Strong advances in gross domestic product (GDP) support the view that the economy is well along the way to recovery, with improved corporate fundamentals and better earning potential.


The completion of major hostilities in Iraq and a more favorable economic environment with low inflation expectations has been supportive of improved financial markets. Consumer and investor confidence is improving as their financial assets show positive growth. Corporations have improved productivity and are operating more efficiently, with improved financial results and stronger balance sheets. The low interest rate environment continues to put pressures on corporate pension liabilities, but improved financial markets are benefiting the assets in these accounts.


The fund continues to maintain exposures near the index with a goal to replicate index performance. The fund maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.

PRINCIPAL MIDCAP FUND, INC.

K. WILLIAM NOLIN

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  5 Year  10 Year Life of Fund

A       19.53%  7.44%   10.35%
B       22.23%  7.90%   -       12.11%*

                         Morningstar
           Russell       Mid-Cap Blend
         Midcap Index 3    Category 2     MidCap Fund Class A 1
           10               10                 9.527
"1994"     10.235           10.287             10.072
"1995"     12.621           12.264             12.732
"1996"     15.101           14.619             14.882
"1997"     19.446           19.085             19.534
"1998"     20.313           18.839             17.624
"1999"     23.791           22.174             18.604
"2000"     29.437           26.36              24.038
"2001"     24.13            22.116             21.841
"2002"     22.195           21.247             21.107
"2003"     30.161           27.859             26.766


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/9/94
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

The Principal MidCap Fund underperformed the Russell MidCap Index for the one-year period ended October 31, 2003, returning 26.81%, compared to the index return of 35.89%.


The fund lagged the index primarily in the technology sector where many technology companies in the index were up more than 70%. While the fund's technology holdings provided positive returns, they did not have the bounce that many in the index had. The attributes that led to the best tech stock performance were high valuations, few competitive advantages, and high leverage. Those attributes rarely make successful long-term investments. The fund does not own companies with these poor attributes. We believe that in the future fundamentals will play a larger role in stock returns, which should benefit the fund.


We continue to focus on high quality companies, with sustainable competitive advantages that can be purchased at reasonable prices. High quality companies are currently priced at half the price/earnings (P/E) multiple of low quality companies. The portfolio continues to hold companies with higher return on equities (ROEs), return on assets (ROAs) and profit margins than the index. We are optimistic about the fund's prospects.


PRINCIPAL PARTNERS BLUE CHIP FUND, INC.

MELISSA R. BROWN, ROBERT C. JONES & VICTOR H. PINTER

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  5 Year  10 Years  Life of Fund

A       12.07%  -6.16%  5.11%
B       14.00%  -6.09%  -           5.55%*

        Standard &        Morningstar       Partners
        Poor's 500        Large Blend       Blue Chip
        Stock Index 3       Average 2     Fund Class A 1
          10                10               9.524
"1994"    10.387            10.214           10.045
"1995"    13.133            12.438           12.32
"1996"    16.297            15.076           14.562
"1997"    21.53             19.269           17.849
"1998"    26.264            21.957           21.326
"1999"    33.006            26.93            24.951
"2000"    35.016            29.294           24.302
"2001"    26.297            21.862           17.344
"2002"    22.324            22.393           13.842
"2003"    26.967            26.737           16.46


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/9/94
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.


LOGO

From December 16, 2002, all 13 sectors in the Index contributed positively, led by Technology (36.89%). Consumer Cyclicals (28.29%) and Industrials (25.55%) also posted strong gains. The Technology sector also contributed most (weight times performance) to positive Index returns, followed closely by top-weighted Financials (24.33%).


In managing our segment of the fund, we do not take size or sector bets. We hope to add value versus the fund's index by individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies that have strong profit margins and sustainable earnings and that use their capital to enhance shareholder value. Over the long term, these factors have generally led to excess returns. In addition, they are not highly correlated, which diversifies the fund's sources of returns.


Owning inexpensive companies with good profit margins and operating efficiency added the most value for the period through our Profitability and Valuation themes. Earnings Quality, Management Impact and Fundamental Research also boosted relative returns, albeit less significantly. On the downside, Momentum detracted slightly for the period.

Stock selection was mixed across sectors for the period. The fund's holdings in the Health Care sector outperformed their peers in the benchmark the most. Meanwhile, the fund's holdings in the Consumer Services sector underperformed relative to the benchmark.


Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names about which fundamental research analysts are becoming more positive and companies that are profitable, have sustainable earnings and use their capital to enhance shareholder value. We anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.


NOTE:

Goldman Sachs Asset Management, L.P. subadviser of the Funds, is not a bank and Fund shares are neither deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in the Funds involves risks, including possible loss of the principal amount invested.


The information presented herein is based on attribution of gross excess returns as provided by PACE.


CORESM is a service mark of Goldman, Sachs & Co.


MATTHEW E. MEGARGEL

US equity markets rallied during the past ten months, with the S&P 500
Index rising 21.2%, the Dow Jones Industrial Average gaining 17.5% and the Nasdaq Composite advancing 44.7%. This surge in the broad market has been fueled by increasing optimism that the economy is in the early stages of an economic rebound as signaled by increases in consumer confidence and manufacturing output, resilience in consumer spending and productivity gains, and support from low interest rates and reduced tax rates.


During the period beginning December 16, 2002, our segment of the Fund experienced weak stock selection in the Health Care and Information Technology sectors. Favorable stock selection within Industrials and Consumer Discretionary was additive to relative performance and served to partially offset these results.


Within Health Care, Schering Plough, Baxter International, and HCA were disappointments during the period. Schering Plough announced a dividend cut and saw reduced earnings as a result of challenges with its Clarinex-Claritin transition, while HCA was weak due to a sluggish economy and higher insurance co-payments, which contributed to a slowing in the company's admissions trends. Both positions were eliminated from the portfolio during the year.


Within Technology, the portfolio was negatively affected by the outperformance of some smaller, more volatile names in the sector that we did not hold. Stocks such as Broadcom and Avaya each gained in excess of 100% and other similar stocks had outsized gains as their prospects for survival increased in a rising market. In essence, the markets' focus on small-cap, risky assets hurt our performance, as we focus on large-cap, high-quality companies.


Within Consumer Discretionary, Comcast was a strong performer as the company continued to make significant progress integrating AT&T's broadband systems. The portfolio also benefited from holding Home Depot, which continued to improve its sales despite a weak consumer spending environment.


Within Industrials, Caterpillar benefited from consensus-beating second quarter earnings and also raised full-year guidance. The company has also been expanding its product lines in its traditional machinery business, growing its financial services business, and embarking on an aggressive cost reduction effort. Investors began to appreciate the underlying earnings power, resulting in Caterpillar being a strong performer for the portfolio.


Since the end of the war with Iraq, we have recently been increasing the cyclical posture of the Portfolio. Most notably, we increased the fund's overweight to the Industrials sector by adding to our positions in General Electric and 3M, and by initiating a new position in CSX Corp. We expect many of the fund's holdings in this Industrials sector to exhibit sizeable improvements in earnings with only a modest pick-up in revenues.


As we approach the end of 2003, investor optimism surrounding the economy and the equity markets has started to consolidate. Tax cuts, a weaker U.S. dollar, sustained productivity and healthier corporate balance sheets all bode well for corporate profits. As the economy continues to stabilize, we will look for improved corporate spending and employment trends as key gauges to determine the sustainability of the domestic recovery. At this juncture, we believe a sustainable up-trend will in fact unfold and support growth in 2004.


PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.

JEFF ALVINO, WILLIAM S. AUSLANDER AND PETER DANNENBAUM


                               GROWTH OF $10,000

            Average Annual Total Returns
              as of October 31, 2003
        Class   1 Year          Life of Fund
        A       7.86%           -9.87%*
        B       9.36%           -9.91%*

        Standard &      Morningstar      Partners Equity
        Poor's 500      Large Growth       Growth Fund
        Stock Index 3     Average 2         Class A 1
           10             10                9.525
"2000"     10.609         11.677            9.67
"2001"     7.967          7.132             6.487
"2002"     6.763          6.909             5.21
"2003"     8.17           8.342             5.895


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 11/1/99
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.


LOGO

Early in the 12-month period ended October 31, 2003, the long-anticipated economic recovery appeared reluctant to surface. Despite interest rates at historically low levels, corporate earnings failed to rebound as quickly as had been expected. Uncertainty over the likelihood and timing of the potential war with Iraq only worsened investor sentiment in the first months of 2003. Investor confidence subsequently improved based on expectations of a swift U.S. victory in Iraq, encouraging economic data and reports of corporate earnings that exceeded expectations. These factors triggered a strong market rally, with defensive sectors and securities that had led during the bear market falling behind cyclical sectors, as investors' expectations for the economy improved.


The Fund underperformed its benchmark for the twelve months ended October 31st due to stock selection. Sector allocations made a modest positive impact on performance. During the period the three largest sectors in the portfolio were technology, healthcare and consumer discretionary. We were disappointed in the short-term performance of several consumer discretionary names. The portfolio suffered from lagging performance in the areas of retail and media. In retail concerns about the health of the consumer affected Kohl's and Dollar General in retail. Costco shares fell in August when the company announced third quarter earnings could fall short of Wall Street expectations. Costco cited increasing healthcare costs and price competition with Wal-Mart. In the area of media, Viacom had the greatest negative impact. The company suffered from a generally weak local advertising market despite a record up front television selling season.


An overweight to the health care sector detracted from relative results, as did stock selection to a lesser extent. HCA and Johnson & Johnson lagged. HCA fell in mid-April when the company reported declines in hospital admissions. The position was eliminated from the portfolio. The third largest pharma company, Johnson & Johnson, lost momentum when the company indicated that they may be unable to keep up with demand for their innovative drug-coated stent. In addition, Amgen reported higher sales of two drugs that compete with Johnson & Johnson's widely used Procrit anemia treatment. Johnson & Johnson rebounded in October after reporting a strong third quarter, primarily due to sales of its Cypher stent. Earnings beat analyst expectations and the company raised its full-year guidance.


Stock selection in financial services also detracted from performance. Among the portfolio's largest financial holdings during the period were American International Group and Freddie Mac, which lagged the index sector return. Early in 2003, we reduced the portfolio's investment in Freddie Mac due to a change in auditors and concerns regarding the treatment of interest rate hedges in financial statements. In early June the position was eliminated from the portfolio. In our view, Freddie Mac's issues are a more than one quarter event. There are regulatory concerns and potential legal issues. We also had uncertainty with senior management in light of the Board's decision to terminate three members of senior management.


An overweight in information technology had a strong contribution to relative results. Strong performance from a number of the fund's semiconductor holdings, most notably Applied Materials and Intel, added to relative return. Providers of semiconductor production equipment such as Applied Materials advanced on news that one of the group's largest customers planned to substantially increase capital spending next year. Intel had a strong year, with earnings and margin improvement They have benefited from a pickup in PC sales, notably notebooks, and the introduction of Centrino Chipsets. Cisco Systems made a modest contribution to relative return. The company announced a collaboration with IBM that should support Cisco's expansion into the storage networking market. Cisco has benefited from strong government and small/mid market spending, although they remain cautious on guidance. The primary individual detractor in the technology sector was Microsoft, which declined for the period. We remain optimistic about the prospects for Microsoft given the company's strong balance sheet, market dominance, and the pickup in PC shipments, which has begun to exceed consensus expectations. We remained overweight in the name for the period. Other positive impacts on performance were stock selection in energy and telecomm services.


Recoveries do not occur in a straight upward trajectory, and this one is no exception. We are hopeful that the positive signs we see in the economy and in individual companies bode well for a sustainable economic recovery. While the top performing stocks thus far this year have tended to be lower quality and smaller in size, it is our belief that in time the market will rotate towards the higher quality, fundamentally sound business models we favor


PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.

LINDA A. DUESSEL AND DAVID P. GILMORE

                               GROWTH OF $10,000

            Average Annual Total Returns
              as of October 31, 2003
        Class   1 Year          Life of Fund
        A       8.04%           -5.09%*
        B       9.72%           -4.83%*

        Standard &       Morningstar         Partners
        Poor's 500       Large Blend      LargeCap Blend
        Stock Index 3     Category 2       Fund Class A 1
          10               10                 10
"2001"    8.204            7.978              8.172
"2002"    6.964            8.172              7.237
"2003"    8.413            9.757              8.299


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/22/2000
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.


LOGO

The market moved steadily higher throughout the fiscal year, after hitting a three year low on October 9, 2002. Leadership in this new bull market was predominately provided by those sectors and stocks which are more cyclically oriented and leveraged to an economic rebound. Strong monetary and fiscal stimulus, including one of the largest tax cuts in U.S. history, provided liquidity and additional discretionary income, increasing consumption and demand for equities. These catalysts simultaneously lifted both the economy and stock market from their doldrums.


Optimism and rising expectations for an accelerating economy were supported by a preponderance of positive and improving macroeconomic data. The service sector has been in recovery for several months, and even manufacturing - in decline for 35 consecutive months through June - began to expand again in July. On the consumer side, retail sales have been consistently strong. The economic data has been reinforced by few negative earnings preannouncements or surprises by companies which have right-sized their cost structures to a more normal demand environment. As economists steadily increased their calendar 2003 growth estimates throughout the year, resolution of the official war with Iraq, combined with an increased corporate and consumer confidence, encouraged investors to be more accepting of risk.

As would be expected in a cyclical bull market, the preponderance of equities, across all levels of capitalization rose, with both growth and value styles benefiting from the year-long rebound. Value stocks outperformed growth stocks, returning 24.8% and 17.1%, respectively. Leadership was provided by those names generally of smaller size, with higher financial and operating leverage, lower quality and higher beta.


During the twelve month period ended October 31, 2003, the Principal Partners Large Cap Blend Fund returned 14.68%, trailing the S&P500 Index which gained 20.80%. After two strong years of performance, we are disappointed that we did not fully participate. In a market driven predominately by a single factor (i.e momentum) our fundamental, valuation driven approach was disadvantaged. Our incremental approach based upon screens and fundamentals, employing a balanced risk/reward methodology, did not fare well in a market where returns were asymmetrically skewed toward higher risk.


Stock selection, generally less cyclical, was the primary factor for underperformance versus the benchmark. Specifically, while stock selection was strong to neutral within Consumer Staples, Healthcare and Materials, it was offset by lackluster performance within Information Technology, Financials and Industrials. In this rising market, performance was held back by having any cash, in addition to being underweight Financials and overweight Energy. Alternatively, being overweight Utilities and Industrials benefited the portfolio. Although we were correct in calling for a better, more positive year in 2003, we did not fully appreciate the benefit of the extreme monetary and fiscal stimulus. We were correctly positioned to benefit from an improving corporate and industrial economy, yet underestimated the benefit of an improving consumer-driven economy.


We started making moves within the portfolio toward riskier names in the third quarter of 2002. We reduced exposure in Healthcare, Utilities and Energy, putting proceeds into opportunities within Financials, Information Technology and Telecommunication Services. These moves, which continued consistently throughout the year, proved to be correct. Our process driven, incremental approach, prevented us from participating fully in the rally. However, our approach is disciplined and deliberate with a focus on risk/reward, and we believe this has served us well over time. Since inception, the portfolio has returned -3.09% versus -5.06% for the benchmark.


We continue to be positive toward the overall market, though more cautious than last year at this time. We remain positive because even though expectations have risen over the past year, they still remain reasonable. More importantly, our analysts' discounted cash flow models, in aggregate, indicate the majority of stocks are trading at or near fair value, allowing for some room for the market to trade higher provided companies continue to meet or beat expectations, as we expect. While many risks remain, there are two additional factors which could help lift the economy for a second year in a row. First, an increasing supply of oil that ultimately will come from Iraq and non-OPEC members could potentially lower the price of energy. Second, we have yet to see businesses increase their historically low inventory levels in response to the strengthening economy. We do not believe the potential for increased production, coupled with a recovery in the labor markets is factored into stocks.


We continue to be market overweight Information Technology and Industrials with a bias toward corporate cyclicals. In addition, our overweight within Energy and Telecommunication Services are deep value, contrarian plays. At the end of the fiscal year, the portfolio held 52% of assets in Value stocks, with the remaining 48% in Growth stocks.

PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

MARILYN G. FEDAK AND JOHN PHILLIPS

                               GROWTH OF $10,000

            Average Annual Total Returns
              as of October 31, 2003
        Class   1 Year          Life of Fund
        A       16.43%          1.62%*
        B       18.64%          1.97%*

                           Morningstar      Partners
        Russell 1000       Large Value    LargeCap Value
        Value Index 3       Category 2     Fund Class A 1
          10                 10               9.525
"2001"    8.978              8.751            9.097
"2002"    8.078              8.523            8.197
"2003"    9.926              10.337           10.124


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/22/2000
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

Equity markets rallied strongly in the 12 months ending October 31, 2003, as the S&P 500 rose 20.8%. Investors began to regain confidence in the outlook for economy and corporate profits in March, ending a three-year old bear market. While all sectors rose for the period, there was a wide disparity in returns. Economically-sensitive stocks performed the best in this environment, and technology stocks were among the markets top performers, up over 50%. Defensive sectors lagged; utilities, consumer growth and consumer staples underperformed. Value outperformed growth during the period, with the Russell 1000 Value Index up 22.9% versus 20.8% for its growth counterpart.


Your portfolio outperformed both its value benchmark and the broad market for the period. In response to continued signs of a recovery, technology stocks were the top performers, as such, stock selection in the technology sector was the top contributor to returns. Our overweight positions in Nortel Networks, Avaya, Corning, Avnet and Solectron contributed to performance during the period. Nortel Networks rose on a succession of positive news, as it was recently awarded several contracts, including a billion-dollar deal with Orange, a French telecom company. Solectron remains attractively valued due to uncertainty about its ability to restructure and return to profitability. We have confidence that its new management team will execute well, cut costs and, in the recovery, return to operating margins in line with its history. At 10.2 times our estimate of its normalized earnings, we continue to find it very attractive.


Strength also came from the consumer cyclicals, industrial resources, capital equipment and non-financial sectors. Our retailers, including Sears and Federated Department Stores, performed well. With regard to Sears, the company announced in mid-July that it was selling its credit card division to Citibank on even more favorable terms than anticipated. Not surprisingly, the stock rallied sharply on news of the deal and of Sears' plan to return some of the cash to shareholders through share repurchases. Buoyed by growing confidence in the economy and hopes for asbestos litigation reform, our paper companies outperformed, including Georgia Pacific. Auto-parts manufacturers Magna, Dana, Lear and Autoliv also did well, showing continued investor confidence in the economy.


Detracting from returns was our position in Freddie Mac, which declined after disclosing accounting issues that resulted in the overstatement of past years' earnings. We continue to view Freddie Mac as attractive. Our underweight in several stocks which outperformed, also hurt relative returns. These included Merrill Lynch, JP Morgan Chase and Caterpillar.


Finally, while our holding in Comcast detracted from performance by not rising as much as the market, we remain confident in the attractive value opportunity Comcast represents as a dominant cable provider. Comcast is the nation's dominant cable company with additional revenue opportunities as video, high-speed, and eventually, telephone services are provided to its customers.


We are taking less sector risk versus the benchmark today because there is no theme that offers enough opportunity to justify a large commitment, as the unusual diversification of the top quintiles of our dividend discount model shows. With no particular macroeconomic or industrial perils facing particular industries, the value opportunity has become quite diverse and stock specific.


As we followed our value disciplines in picking stocks, our overweight of industrial resources has become a small underweight as these stocks outperformed and we trimmed or sold our positions. Similarly, our underweight of technology has become a slight overweight as we had the opportunity to purchase once very expensive stocks at bargain prices after the collapse of the bubble. Almost all of our other active sector positions have contracted as well. Our largest overweight (consumer cyclicals) and our largest underweight (consumer growth) are both 3%. With the portfolio's sector risk declining in line with the value opportunity, the portfolio's ex-post tracking error has decreased. This is in keeping with one of our key investment principles: Risk-taking should be calibrated to the potential opportunity, so that we do not take risks not justified by the likely return. We take more risk versus the benchmark when the potential value opportunity is large-and less risk versus the benchmark when the potential is small.

With the compression of valuation spreads, many of the largest companies in America are now trading at attractive valuations. This has given us a rare opportunity to invest in these stocks. Like some of the technology, media and telecom companies we have purchased in the last two years, they are seldom value opportunities. In pharmaceuticals, for example, we have added GlaxoSmithKline and Merck to our overweight position in Pfizer this year, while selling Schering-Plough as its earnings outlook fell.


Late in the quarter, we also began purchasing Citigroup, at its benchmark weight of over 5%. Its valuations are down sharply on lower expectations for growth rates and profitability. It is now cheaper than the market on our forecast of normalized earnings, but has higher growth rates and return characteristics over the long run that make it modestly undervalued, in our view. We would buy more if its benchmark weight were not so large.


U.S. markets continued to regain strength in October, reflecting investor confidence in an improving the economy. In an environment characterized by a compression of valuations and a below average value opportunity, we remain steadfast in our belief that research-based stock selection is the key to outperformance, and we continue to identify attractive value opportunities diversified across sectors.


PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.

CHRISTOPHER K. MCHUGH, WILLIAM C. MCVAIL AND ROBERT E. TURNER

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  Life of Fund
A       32.38%  -19.13%*
B       36.40%  -18.93%*

                           Morningstar         Partners
        Russell Midcap    Mid-Cap Growth     MidCap Growth
         Growth Index 3     Category 2       Fund Class A 1
           10                10                 9.525
"2000"     8.843             9.13               8.23
"2001"     5.06              5.637              4.12
"2002"     4.169             5.235              3.269
"2003"     5.808             6.851              4.591


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 3/1/2000
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

A stock market that turned dramatically from bearish to bullish and good stock selection helped drive the performance of the Principal Partners MidCap Growth Fund in the 12-month period ended October 31, 2003. The fund gained 40.42%, outperforming the Russell Midcap Growth Index's 39.30% gain by 1.13%.


The fund capitalized on a stock market that suddenly went on a winning streak, that produced gains in eight of the twelve months of the period (including seven of the last eight months). Helping to accentuate the market's newly bullish mood was good news on a number of fronts -- e.g., the Federal Reserve kept interest rates unchanged, thereby bolstering investors' hopes that the economy would continue to improve, and Wall Street analysts expected corporate earnings to increase by double-digit rates. Also, as many investors saw it, with bond yields at the lowest levels in six decades and the economy gradually improving, stocks offered relatively attractive return potential.


The key to any further gains, observers say, is a sign that corporate profits will pick up going forward. Wall Street analysts believe they will in fact pick up: Thomson First Call, for instance, reported that analysts' consensus expectations are for the earnings of the S&P 500 Index companies to rise 21% in the fourth quarter.


Historically, the growth-stock investments such as the Principal Partners MidCap Growth Fund that Turner Investment Partners manages have tended to outperform in a flat or rising stock market. That is precisely what the fund did in the past twelve months. Also, the fund was helped by growth stocks' strong relative performance versus value stocks (the Russell Midcap Growth Index outperformed its value counterpart by 5.82%).


Also enhancing the fund's performance was our adherence to our growth-investment process, which is based on the principle that earnings expectations drive stock prices over time. Since last November, companies with good earnings prospects have been rewarded with higher stock prices. In contrast, earnings prospects didn't matter much previously, in the bear market that persisted from March 2000 to September 2002; valuations were all-important then.


Because we adhered to our investment process, our stock selection was generally good, particularly in the major market sectors. Seven of our ten sector positions outperformed their corresponding Russell Midcap Growth Index sectors. Contributing the most to results were double-digit returns in the producer-durables, technology, and health-care sectors, which constituted 47% of the fund's holdings. The fund is managed in a "sector-neutral," way, i.e., its sector weightings closely resemble those of the Russell Midcap Growth Index. So it's extremely difficult for the fund to outperform if its holdings in major sectors such as technology and health care don't do well, since those sectors have a huge bearing on the total return of the market as a whole.


Our producer-durables and technology holdings made especially notable contributions to the fund's outperformance; our producer-durables positions gained 71%, versus a 35% return for the Russell Midcap Growth Index's producer-durables sector, and our tech holdings rose 89%, compared with a 77% return for the index's tech sector. Winners here included semiconductor-capital-equipment, semiconductor, software, and telecommunications-equipment stocks.


A 2% weighting in autos/transportation stocks detracted most from results, gaining 5%, versus an 38% gain for the index sector. Our holdings in railroad and trucking stocks performed relatively poorly. But in light of the relatively small weighting, the autos/ transportation position's influence on performance was modest. For example, our producer-durables position's positive impact on performance was 2.3 times greater than the negative impact of our autos/transportation position.


As always, the fund is sector-neutral and emphasizing stocks with the strongest earnings prospects in all sectors of the market. The consensus of Wall Street analysts is the companies owned by the fund are expected to increase their earnings per share by 20.9% over the next twelve months, as reported by I/B/E/S International, a financial-data company. The fund is positioned especially strongly in semiconductor, software, media, Internet-services, pharmaceutical, financial-transaction-processing, data-networking, and cyclical stocks.


PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.

PAUL A. GRAHAM, JR. AND DAVID N. WABNIK

                               GROWTH OF $10,000

            Average Annual Total Returns
              as of October 31, 2003
        Class   1 Year          Life of Fund
        A       28.37%          -20.90%*
        B       31.11%          -20.72%*

                           Morningstar         Partners
        Russell 2000       Small Growth     SmallCap Growth
        Growth Index 3      Category 2       Fund Class A 1
          10                 10                 9.525
"2001"    8.273              7.933              5.633
"2002"    6.489              8.418              3.602
"2003"    9.51               11.826             4.902


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/22/2000
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.


LOGO

The U.S equity markets remained volatile over the 12-month period ended October 31, 2003, alternately rising and falling and then rising again over the four quarters that made up the Fund's reporting period. As the fiscal year began, a weak economy, anemic corporate profits, accounting issues and unrest in the Middle East led investors to shun stocks in favor of the perceived security of the bond market. However, after falling to a five-year low in early October 2002, stocks staged a surprising fall rally, with investors being drawn to certain downtrodden sectors that were viewed as having compelling valuations.


Geopolitical issues came to the fore as the year 2003 began, as anticipation of the war in Iraq, saber rattling in North Korea and renewed concerns about terrorism preoccupied the country. Investor aversion to risk resurfaced, and the majority of the sectors covered in the Index fell during the first quarter. Nonetheless, the 12-month period ended on a strongly positive note, as the end to major fighting in Iraq eliminated one of the issues weighing most heavily on the market. Investors grew increasingly optimistic about the potential for an economic revival and subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank. As a result, equity investors drove stocks to steep gains during the final half of the fiscal year. The gains were broad-based, and many of the best-performing sectors were the prior years' weakest-performing areas: the Information Technology, Telecommunication, and Health Care sectors.


In the fiscal year ended October 31, 2003, the Principal Partners Small Cap Growth Fund underperformed its benchmark, with a 37.9% gain vs. a 46.6% surge for the Russell 2000 Growth Index. For the fiscal year, the Fund's biggest detractors were poor stock selection in the Information Technology and Health Care areas, combined with the drag of small cash balances in a sharply rising market environment. On the positive side, stock selection was solid in the Industrials and Consumer sectors. Although our more conservative investment approach generally fares well over the course of a market cycle, it tends to lag somewhat during short upward spurts that favor more speculative stocks, especially low-priced equities that are losing money. This was exactly the market environment that existed throughout a good part of the past fiscal year.


At the end of October, the Fund was slightly overweighted in the Consumer Staples, Energy, Healthcare, and Financial sectors, while it was modestly underweighted in Industrials, Materials, and Telecommunications stocks. Although we will over- and under-weight sectors, we remain committed to a diversified investment approach that identifies attractive growth opportunities in every sector.


Over the course of a market cycle, we believe stock price movements tend to be governed by earnings growth and relative valuations. On both of these measures, we believe small-cap stocks continue to stack up well relative to their larger counterparts. In terms of profits, small-caps have been growing earnings faster than large-caps for most of the last three years. While small-cap relative valuations are no longer at their record lows of the late 1990s, we believe they are still very reasonably priced relative to their long-term historical averages. Assuming the economy continues to pick up steam, we believe that small-cap stocks will retain a favorable environment in which to maintain an outperformance cycle that dates back to the spring of 1999. We continue to remain focused on identifying high-quality small cap growth companies that have strong competitive positions and a demonstrated ability to generate above-average sustained earnings growth. Over time, we believe this strategy should reward patient investors.


Portfolios are actively managed and their compositions differ over time. The views expressed are those of UBS Global Asset Management (its asset management firms and individual portfolio managers) as of October 31, 2003. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment or any UBS advisory account or mutual fund. For complete information about a mutual fund, including risks, charges, and expenses, investors should read the prospectus carefully before investing.


PRINCIPAL REAL ESTATE FUND, INC.

KELLY D. RUSH.

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  Life of Fund
A       26.32%  6.86%*
B       28.95%  7.12%*

                            Morningstar
        Morgan Stanley     Specialty-Real      Real Estate
          REIT Index 3     Estate Category 2   Fund Class A 1
          10                  10                  9.521
"1998"    8.329               8.61                7.969
"1999"    7.808               8.255               7.62
"2000"    9.229               9.899               9.286
"2001"    10.452              10.785              10.074
"2002"    11.151              8.782               10.994
"2003"    14.936              11.776              14.732


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/31/97
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

Real estate stocks provided extraordinary returns for the 12-month period ending October31, 2003. The fund performed in-line with the Morgan Stanley REIT Index, which gained an impressive 33.9%. These gains outstripped the broader market as the S&P 500 Index and the Wilshire 5000 Index registered returns of 20.8% and 24.5%, respectively.


The strong stock performance of companies that owned commercial real estate was ironic given the weak U.S. real estate conditions that persisted over the past 12 months. Commercial real estate fundamentals eroded in a weak economy where leases were expiring and there was not enough new demand from tenants to fill all of the vacated space.


Three factors worked in favor of real estate stocks. First, stocks offering a meaningful level of income were popular as investors showed a strong demand for income. Despite the weak real estate conditions, dividend safety, as a general rule, was not a concern either. Secondly, small-cap stocks, which include real estate stocks, rallied in expectation of economic recovery. By way of comparison, the Russell 2000 Small-Cap Index provided a gain of 43.4% over the same time period. Finally, investors took note of the fact that the valuation levels of real estate owners at the start of the most recently completed fiscal year were inexpensive by historic standards.


Segregating real estate stocks by the type of property owned reveals strong absolute performance across all property sectors. Hotel owners provided the lowest return relative to other property types, but the group still gained on average an impressive 20.0%. Retail property owners delivered the best returns among the property types with an average total return of 45.0%.

Relative fund performance benefited most from an overweighting in retail property owners. Continued growth in consumer spending buoyed retailer demand for space, causing retail to be one of the few sectors to enjoy strong fundamental conditions. These favorable conditions, combined with the attractive valuation levels of retail property owner stocks, attracted us to the group. The best performing stocks owned by the fund were retail stocks. These included regional mall owners General Growth, CBL & Associates and Mills Corporation along with factory outlet owner Chelsea Property Group.


Index relative performance was hindered by poor decisions relating to the owners of health care facilities and industrial warehouse properties. The stock prices of health care property owners were weak in the first six months of the year only to recover in the second half. As we shifted the fund's exposure level to health care owners throughout the year, our timing in making these shifts was disappointing. Industrial represented another type of problem, as the fund was consistently overweighted in this property type throughout the year. We were attracted by the prospect of improved warehouse conditions as we anticipated companies would need to replenish inventories. This judgment proved wrong as an industrial warehouse recovery failed to materialize and industrial warehouse stocks underperformed.


A year ago at this time most experts had modest expectations in estimating the returns of real estate stocks. Looking back now we can understand why these modest expectations proved wrong. Predicting future returns is always a murky job and the next 12 months will be no different. This uncertainty and the extraordinary recent returns of real estate stocks only serves to remind us why investment strategies based on diversification typically produce superior results compared to ones based on timing.


PRINCIPAL SMALLCAP FUND, INC.

MICHAEL L. JOHNSON

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  Life of Fund

A       25.26%  0.49%*
B       27.89%  0.66%*

                          Morningstar
        Russell 2000      Small Blend      SmallCap Fund
           Index 3         Category 2         Class A 1
          10                10                9.527
"1998"    8.72              8.736             7.922
"1999"    10.017            9.997             10.657
"2000"    11.761            12.56             11.711
"2001"    10.267            12.235            9.443
"2002"    9.08              11.145            7.74
"2003"    13.016            15.362            10.287


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/31/97
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

Economic data points turned more positive throughout the year, a fact that was not lost on the market. Small-cap stocks performed admirably, turning in positive performance in three out of four quarters. Continued political turmoil in the Middle East and other parts of the world had a lesser impact on investor confidence this year as compared to last, as investors focused their attention on improving economic fundamentals. In a repeat performance from a year ago, the consumer continued to provide a boost to the economy as the Federal Reserve
(Fed) kept interest rates low. This allowed the housing market to continue its strong pace throughout the year. Unlike last year however, additional signs of an economy on the mend were evident including improving gross domestic product
(GDP), lower jobless claims and an increase in business capital expenditures. Lack of business spending had been a cause for skepticism and a major impediment to a stronger economic recovery. A continuation of this expenditure trend by business will be an important ingredient to a sustained economic recovery.


The Principal SmallCap Fund returned 32.91% vs. 43.35% for the Russell 2000 Index, the fund's primary benchmark. The best returns in the small-cap market were found in the smallest, most volatile companies. Outperformance by these companies made keeping pace with the benchmark very difficult as liquidity, the ability to purchase a significant number of shares in a reasonable time period at a reasonable price, is very limited in this group of companies. In addition, lower quality companies outperformed as investors anticipated an economic recovery and bid up the price of companies with the highest degree of leverage to an improvement in the business environment. As a result, the best performing economic sectors in the small-cap marketplace were telecommunications, information technology and health care. While the fund maintains exposure to these sectors of the market, the inability to buy the smallest of small caps and a focus on higher quality companies led to underperformance relative to the benchmark.

The investment process is focused on systematically identifying companies with positive or improving business fundamentals, confirming the sustainability of those fundamentals through fundamental research and purchasing companies at reasonable valuations. Over time, this philosophy will provide superior returns and reduce portfolio risk.


PRINCIPAL UTILITIES FUND, INC.

JOSEPH J. URCIUOLI AND FERNANDO "FRED" DIAZ

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  5 Year  10 Year Life of Fund
A       7.35%   -3.25%  3.85%
B       8.85%   -3.17%  -       6.41%*

        Standard &      Dow Jones            Morningstar
        Poor's 500    Utilities Index    Specialty-Utilities    Utilities Fund
        Stock Index 3   with Income 3         Category 2           Class A 1
          10             10                    10                  9.524
"1994"    10.387         8.029                 9.177               7.992
"1995"    13.133         10.134                10.684              9.939
"1996"    16.297         11.34                 12.056              10.747
"1997"    21.53          12.752                14.288              12.28
"1998"    26.264         16.472                17.497              16.222
"1999"    33.006         17.391                20.937              18.613
"2000"    35.016         23.217                23.906              20.863
"2001"    26.297         17.947                18.446              15.493
"2002"    22.324         12.622                16.365              12.813
"2003"    26.967         16.831                19.517              14.589


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/9/94
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

The utilities industry significantly rebounded from the negative returns posted in 2002. For the one-year period ending October 31, 2003, the fund returned 13.86%, compared with 26.25% for the S&P Utilities Index and 33.35% for the Dow Jones Utilities w/Income Index. The broader market, as measured by the S&P 500 Index, returned 20.80%, better than the fund but lower than the utilities indexes. While the fund reversed the negative returns suffered during 2002, its relatively weaker performance was primarily due to a focus on stable public utilities as well as a more balanced asset approach comprising a combination of common equity and high yielding hybrid preferreds. This combination is less volatile than the 100% common stock orientation of the indexes. The better performance of the indexes was also bolstered by the higher equity valuations of risky merchant energy concerns and financially impaired utilities which bounced back meaningfully off the lows of 2002. The fund's strategy has been to avoid such risk.


Utility fundamentals continued to be weak although improved in the 2003 fiscal year. At the 38th Annual Edison Electric Institute Conference in Orlando, Fla., in late October, many utilities reiterated last year's industry theme of "back to the basics." While probably not long term in nature, the "basics" goal should have the short-term positive effect of shoring up liquidity, reducing debt and shedding non-core assets on the industry's balance sheet. Notwithstanding one-time events in the year like the August 14 blackout in the northeast and Canada, and Hurricane Isabel on September18, there was not any real industry overhang reminiscent of the Enron scandal in late 2001. Overall improvement in the 2003 fiscal year was underscored by lower financial risk, a drop in capital spending which helped to create more positive free cash flow, and diminished investor concern relative to earlier Enron-like events. Indeed, while no upward ratings trend for the industry is expected any time soon. Also positive is the industry's ample access to the capital markets as evidenced by a brisk debt refinancing and equity pace during the fiscal year.


The telecom industry continued to reduce overall financial risk through non-core asset sales and reduced leverage. Free cash flow also improved, compared with bloated debt levels several years back, by a drop in capital spending. Industry capital expenditures declined nearly 30% to $44 billion in 2002 from $61 billion a year earlier. The pace of spending should slow in the 2004 fiscal year as well. Overall weak demand, revenue pressures, an uncertain regulatory environment, and stiff competition in long distance, wireless and voice/data services should be the backdrop going into next year.


The recently enacted Job and Growth Tax Relief Reconciliation Act of 2003, which effectively lowered the dividend tax rate to 15% from a maximum 38.6%, could help prompt stronger demand for common and preferred securities paying attractive dividends. In the fiscal 2003 period the primary catalysts for the lower risk premium relationships among preferred securities continued to be strong corporate credit conditions, a somewhat limited new issue calendar and heavy redemption activity. There has also been continued focus on high-income investments from both individuals who are seeking alternatives to the low yields available on money market instruments, and from institutions such as insurance companies and closed-end funds.

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

MICHAEL A. MARUSIAK AND MICHAEL L. REYNAL.

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  5 Year  Life of Fund
A       41.50%  8.11%   0.75%*
B       44.78%  8.28%   1.03%*

        Morgan Stanley
           Capital            Morningstar
       International EMF      Diversified          International
       (Emerging Markets)    Emerging Market      Emerging Markets
             Index 3            Category 2          Fund Class A 1
            10                   10                    9.524
"1997"      8.591                8.75                  8.466
"1998"      5.929                5.976                 6.679
"1999"      8.575                8.191                 8.742
"2000"      7.82                 7.925                 8.948
"2001"      5.978                6.084                 6.635
"2002"      6.483                4.932                 6.975
"2003"      9.643                7.243                 10.467


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 8/29/97
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.


LOGO

The Principal International Emerging Markets Fund outperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, by 1.33%. For the one-year period ending October 31, 2003, the fund returned 50.07%, compared to 48.74% for the index. This outperformance was primarily due to superior stock selection in China and Mexico. Poor stock selection in Industrials was due to poor performance in airline stocks. Stock selection in the consumer discretionary and telecommunication services provided outperformance relative to the benchmark.


The MSCI EMF Index rose by 48.74% for the year, outpacing the gains of most developed markets. The strong rally was marked by increased investor optimism toward the global economic recovery. Cyclical markets and companies generally performed the best. In Asia, South Korea lagged the markets. The main driver for the poor performance was the worsening in the financing situation of the local consumer and ensuing problems with non-performing loans in the banking system. The stock market performed extremely well notwithstanding the economic slow down. Three themes dominated a strong year in Taiwan: First, the strong performance of the NASDAQ, driven by increased optimism in the tech sector, moved the technology-heavy Taiwan market higher. Second, the surge of the mainland Chinese economy boosted the Taiwanese companies that look set to benefit from the increasing ties between the two economies. Third, the Taiwanese government is widely expected to remove the qualified foreign institutional investor (QFII) system, making it easier for foreign investors to gain access to the local stock market. Despite Severe Acute Respiratory Syndrome (SARS), the Chinese market performed well in the last year. The Chinese economy continued its torrid pace, with only a small slowdown during the SARS epidemic, and the market rose strongly for the year. Among the smaller markets, Thailand performed exceptionally well. In India, a strong monsoon season, continued liberalization and financial sector reform drove the market. The Latin American equity markets, which are dominated by Mexico and Brazil, gained over 57%. The main themes were decreasing sovereign risk premiums, stable currencies, declining inflation and lower interest rates leading to strong domestic consumption and moderate economic growth. The Eastern Europe, Middle East and Africa (EEMEA) region was up over 50% even with the war in Iraq. On the macro side, high oil and gold prices helped the commodity rich Russian and South African markets.


It was an eventful year with the Bali Bombing, war in Iraq, SARS virus, a shift in focus from inflation to deflation, U.S. dollar weakness, and a heightened awareness of exchange rate regimes and their effect on global imbalances. During the past twelve months, it became increasingly apparent that China would be one of the main engines of growth for the world economy in years ahead. From an economic perspective, China's impressive performance was closely followed by Thailand, Indonesia and India. In Brazil, newly elected President Lula has so far impressed financial markets with his disciplined fiscal policies and ability to deliver on economic reform. Inflation and interest rates have fallen, and investor demand has returned to the country with gusto. In Mexico the political landscape is somewhat less rosy. The economy itself is also struggling, still waiting to reap the benefits of a full-blown U.S. recovery. The main focus in Eastern Europe was progress on the path toward European Union ascension. The South African economy has become a story of two parts - robust domestic demand driven by improving inflation and falling interest rates on the one hand, and the export sector which is slowly being strangled by the strength of the rand on the other. Oil prices have remained at higher than average levels during the past twelve months. This has helped push Russian gross domestic product (GDP) growth expectations ever higher.

PRINCIPAL INTERNATIONAL FUND, INC.

KURTIS D. SPIELER

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  5 Year  10 Year Life of Fund

A       15.71%  -2.73%  3.43%
B       17.49%  -2.63%  -       3.93%*

        Morgan Stanley
          Capital
        International
        EAFE (Europe,          Morningstar
        Australia and         Foreign Large       International
        Far East) Index 3     Blend Category 2    Fund Class A 1
           10                   10                    9.53
"1994"     11.009               11.008                10.33
"1995"     10.968               11.059                10.436
"1996"     12.116               12.382                12.352
"1997"     12.677               13.742                14.879
"1998"     13.9                 14.358                15.166
"1999"     17.101               17.988                17.62
"2000"     16.605               18.402                18.156
"2001"     12.439               13.544                12.956
"2002"     10.796               11.755                11.409
"2003"     13.714               14.399                14.011


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/9/94
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

International equity markets rebounded sharply in the last year, benefiting from high liquidity and the improved outlook for global economic growth. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) rose by 27.03% for the fiscal year ending October 31, 2003. The Principal International Fund rose by 22.81%, underperforming the index.


In developed markets, small companies continued to outperform large companies, both in Japan and Europe. Returns were also strong on a relative basis in emerging markets, led by Latin America and Asia. The best performing sectors in the last year were information technology, industrials and basic materials. In general, economically sensitive sectors outperformed during the recent year. The laggards in the market rebound were consumer staples, health care and energy. Weakness in the U.S. dollar benefited international investors. The MSCI EAFE Index increased 12.18% in local returns, indicating a positive impact from currencies of 14.85%.


The primary reason for the negative relative performance was weak stock selection and sector allocation. Companies with low levels of profitability and poor earnings revisions tended to outperform, especially in the second half of the fiscal year. The last six months marked the longest period of underperformance since 1989 for stocks with good earnings revisions. The fund invests in quality companies exhibiting positive fundamentals and will tend to underperform in this type of market. Looking to the future, we believe we are at the point where the earnings outlook of companies will influence share prices again.


Stock selection was weak within financials, basic materials and health care. In particular, our exposure in capital market banks, construction materials, chemicals and pharmaceuticals detracted from performance. Our low exposure to Japanese banks cost the fund performance. The best performing sectors were telecommunication services, energy and consumer staples. Country allocation was positive in the last year due to our overweighted positions in Canada and emerging markets. Currency allocation was negative as our low exposure to Australia and Switzerland cost performance. The fund is unhedged which means the weakening of the U.S. dollar positively impacted returns.


As of the date of this report, we are currently finding opportunities in information technology and telecommunication services. We view the health care and consumer staples sectors less favorably. Our investment positioning is a result of implementing our bottom-up, borderless philosophy in international investing. We remain focused on identifying attractively valued companies that are exhibiting positive fundamental improvements.

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

BRIAN W. PATTINSON

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  5 Year  Life of Fund
A       33.13%  8.10%   6.66%*
B       35.98%  8.23%   6.95%*

        Morgan Stanley
           Capital
        International
        EAFE (Europe,       Citigroup
        Australia and     Extended Market     Morningstar
        Far East)           Index EMI)     Foreign Small/Mid    International
        SmallCap Index 3   ex US Market 3   Blend Category 2    Fund Class A 1
                               10               10                 9.524
"1997"                         9.678            9.793              9.573
"1998"      10                 9.592            10.512             9.602
"1999"      11.784             11.359           15.574             14.837
"2000"      11.048             11.235           19.298             17.984
"2001"      9.562              9.106            12.54              12.046
"2002"      8.843              8.592            11.143             10.65
"2003"      13.635             12.518           16.39              14.879


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 8/29/97
1    Reflects maximum sales charge of 5.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

The Principal International SmallCap Fund underperformed the Citigroup Extended Market Index (EMI) World excluding United States Index by 4.47% over the last 12 months. For the one-year period ended October 31, 2003, the fund returned 41.22% compared to the index return of 45.69%. The biggest contributor to underperformance was poor stock selection in the information technology and consumer discretionary sectors. Strong stock selection in the financials, materials, industrials and health care sectors were bright points for the year.


Regionally, the United Kingdom and Australia/New Zealand were the biggest contributors to the fund's underperformance due to poor stock selection. Europe excluding the United Kingdom was the best contributor to performance for the fund due to strong stock selection. Asia and Japan were also positive contributors to performance based both on strong stock selection and overweighted positions in these outperforming markets.


Improving global economic growth has supported the stock market rally of the last year. Corporate profit levels are now increasing on the back of higher economic growth, as evidenced by upwardly moving earnings revisions. During this strong market rally our approach has not been completely rewarded, as companies with low levels of positive business fundamentals have tended to outperform. But, we are confident that our approach will prevail over the long term. We remain focused on identifying attractively valued companies that are exhibiting positive fundamental business improvements.


Please note that beginning September 30, 2003, we are using the Citigroup Extended Market Index (EMI) World excluding United States Index as our primary benchmark. We made this change to better align our investment process with the reported benchmark, since we use this index to establish our starting universe as well as for risk controls.

INCOME-ORIENTED FUNDS

PRINCIPAL BOND FUND, INC.

WILLIAM C. ARMSTRONG AND TIMOTHY R. WARRICK

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  5 Year  10 Year Life of Fund
A       -0.32%  3.80%   5.36%
B       -0.14%  3.72%   -       6.63%*


        Lehman Brothers        Morningstar
        Aggregate Bond       Intermediate-Term
            Index 3            Bond Category 2     Bond Fund Class A 1
           10                     10                      9.523
"1994"     9.633                  9.551                   8.953
"1995"     11.141                 10.923                  10.719
"1996"     11.793                 11.499                  11.227
"1997"     12.841                 12.459                  12.365
"1998"     14.039                 13.418                  13.325
"1999"     14.113                 13.422                  13.069
"2000"     15.143                 14.191                  13.491
"2001"     17.348                 16.044                  15.509
"2002"     18.37                  16.926                  16.103
"2003"     19.272                 17.957                  16.857


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/9/94
1    Reflects maximum sales charge of 4.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

The Principal Bond Fund underperformed the Lehman Aggregate Index for the one-year period ended October 31, 2003, returning 4.68% compared to 4.91% for the index. Fund returns are after expenses, which don't apply to the index.


Risk premiums decreased throughout the period as investors became more confident about economic growth and improving financial conditions for U.S. corporations. Corporate bonds benefited the most from reduced risk premiums, and thus provided the best return across fixed income sectors. Early in the period, the fund's allocation to investment grade corporate bonds was moved to an overweighted position from a neutral position. The overweighted position enhanced performance vs. the index. In addition, lower quality corporate bonds provided the best performance within the corporate bond sector. The allocation to these corporate bonds offering higher risk premiums was increased through the period. However, the fund had a higher quality orientation early in the period and this negatively impacted performance.


Performance was enhanced by overweighted positions in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), as well as underweighted positions to U.S. Treasuries and U.S. agencies. (Agencies are securities issued by U.S. government agencies.) Additionally, the fund's allocation to below investment grade corporate bonds (a sector which is not part of the index) was increased throughout the period to the current level of 8.2% of the portfolio. This allocation positively impacted the performance of the fund, as below investment grade corporate bonds significantly outperformed other fixed income sectors during the period.


The lackluster growth of the U.S. economy flowed from the end of 2002 into the first half of 2003. The uncertainty surrounding the war in Iraq, coupled with the lingering concerns that had been created by corporate governance scandals, stalled business investment in the first quarter of 2003. Fortunately, a vibrant housing market lifted construction activity and refinancing provided extra support to consumer spending.


With the end of the official war in Iraq and the related uncertainties, and a more optimistic outlook for economic growth, interest rates rose significantly in June and July, as did stock prices. Economic activity perked up and then accelerated further this summer as tax cuts boosted disposable income of households. Real gross domestic product (GDP), the broadest measure of U.S. output, grew at 7.20% in the third quarter, the fastest quarterly rate of growth in nearly 20 years. This pace of growth is unsustainable, but sets the stage for reasonable growth in 2004. Economic growth above long term potential will depend on an increase in corporate spending and the strength of the U.S. labor market, which is just starting to improve.

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.

MARK KARSTROM AND MARTIN J. SCHAFER

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  5 Year  10 Year Life of Fund

A       -3.27%  4.35%   5.42%
B       -2.98%  4.25%   -       6.79%*

                                                  Morningstar      Government
                             Lehman Brothers      Intermediate     Securities
        Lehman Brothers    Government/Mortgage    Government       Income Fund
          GNMA Index 3          Index 3            Category 2        Class A 1
            10                  10                  10                9.522
"1994"      9.846               9.657               9.545             8.929
"1995"      11.342              11.116              10.85             10.488
"1996"      12.153              11.756              11.37             11.124
"1997"      13.272              12.794              12.261            12.15
"1998"      14.224              14.038              13.273            13.047
"1999"      14.664              14.108              13.228            13.239
"2000"      15.818              15.214              14.085            14.178
"2001"      17.806              17.353              15.916            15.828
"2002"      18.93               18.451              16.124            16.684
"2003"      19.432              18.973              16.514            16.949


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/9/94
1    Reflects maximum sales charge of 4.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

The Principal Government Securities Income Fund underperformed the Lehman Government/Mortgage Index for the one-year period ending October 31, 2003. The fund returned 1.59% vs. 2.83% for the index. Fund returns are after expenses, which don't apply to the index. Additional underperformance was due to the returns on mortgage securities lagging as interest rates fell to 40-year lows. This caused a wave of refinancing, and cash flows had to be reinvested at the low prevailing interest rates.


To enhance performance, we used strategies to avoid the detrimental effects of refinancing, and to lower the price volatility of the fund. The strategy was to lessen the price declines as interest rates increase from their June lows. The fund weathered one of the worst periods for mortgage securities and is poised to perform well with higher yield and lower volatility for next year.


The economy entered the year posting lackluster performance, untypical of past rebounds. While consumers continued to spend, business confidence was low and pricing weak, enough to prompt the Federal Reserve (Fed) to cut interest rates one last time in an effort to avoid a deflationary spiral. Business spending was put on hold until the results of the war in Iraq was known, further depressing economic activity in the first quarter.


All monetary stimulants were put in place in the second quarter as tax cuts, child care rebate checks, cash out refinancing, and no-interest auto loans gave the consumer the cash to overcome a sluggish labor market. Low mortgage rates have maintained a strong housing market, and a lower valued dollar has improved the earnings of multinational companies. As a result, third quarter gross domestic product (GDP) and productivity both grew in excess of 7%, resembling a more normal post recession economic rebound.


We would expect the pace of economic growth to moderate in 2004 as high productivity wanes with increased employment and a more broad based recovery. We would expect the fund's performance to improve as higher yields and lower price volatility of agency mortgage securities outperform other government securities.


The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are niether issued nor guaranteed by the United States Treasury.

PRINCIPAL LIMITED TERM BOND FUND, INC.

MARTIN J. SCHAFER

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  5 Year  Life of Fund
A       1.49%   4.81%   5.34%*
B       1.30%   4.59%   5.15%*

        Lehman Brothers
        Mutual Fund 1-5         Morningstar
        Government/Credit       Short-Term           Limited Term
             Index 3            Bond Category 2   Bond Fund Class A 1
            10                     10                    9.851
"1996"      10.371                 10.343                10.207
"1997"      11.086                 11.013                10.895
"1998"      12.012                 11.726                11.611
"1999"      12.283                 12.018                11.823
"2000"      13.052                 12.733                12.525
"2001"      14.719                 14.118                13.948
"2002"      15.558                 10.649                14.464
"2003"      16.19                  10.954                14.904


Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 2/29/96
1    Reflects maximum sales charge of 1.50% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

The Principal Limited Term Bond Fund underperformed the Lehman Mutual Fund 1-5 year Government/Credit Index for the one-year period ended October 31, 2003. The fund returned 3.04% compared to 4.06% for the index. Fund returns are after expenses, which don't apply to the index. The fund's mortgage-backed securities
(MBS) holdings experienced the most volatile period since the refinancing/ prepayment wave of 1993 and 1994. Performance was enhanced by broad corporate diversification and overweighted sector allocation to asset-backed securities
(ABS), commercial mortgage-backed securities (CMBS) and securities issued by U.S. government agencies.


Two key factors caused the U.S. economy to be lackluster late last year and early this year. First, the uncertainties surrounding the possible war in Iraq began to affect business decisions. This, coupled with the lingering concerns that had been created by corporate governance scandals, stalled business investment in the first quarter of 2003. Fortunately, a vibrant housing market lifted construction activity and refinancing provided extra support to consumer spending.


With the end of the official war in Iraq and the related uncertainties, both interest rates and stock prices began to rise by June. Economic activity picked up and then accelerated further this summer as tax cuts boosted households' disposable income. Investors, as well as businesses, started to take more risk. The third quarter produced an increase of 7.20% in real gross domestic product
(GDP), the broadest measure of U.S. output. This was the fastest quarterly rate of growth in nearly 20 years. This pace of growth is unsustainable, but sets the stage for reasonable growth in 2004. The strength of the economy next year will depend on the strength of the U.S. labor market, which is just starting to grow.


By employing a disciplined investment process and by focusing on sector and security selection, we expect to reward our clients with favorable results over a reasonable period of time. We have ample opportunity to enhance fund returns, and to provide a well-diversified portfolio by exploiting expertise in a variety of market sectors.

PRINCIPAL TAX-EXEMPT BOND FUND, INC.

THOMAS V. CATUS

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class   1 Year  5 Year  10 Year Life of Fund
A       -0.68%  3.41%   4.57%
B       -0.32%  3.54%   -       6.42%*


        Lehman Brothers       Morningstar
        Municipal Bond       Muni National        Tax-Exempt
             Index 3         Long Category 2   Bond Fund Class A 1
            10                   10                  9.526
"1994"      9.564                9.403               8.819
"1995"      10.984               10.708              10.233
"1996"      11.61                11.266              10.855
"1997"      12.596               12.203              11.799
"1998"      13.606               13.082              12.597
"1999"      13.365               12.523              12.281
"2000"      14.502               13.373              12.995
"2001"      16.026               14.626              14.201
"2002"      16.967               15.193              15.002
"2003"      17.834               15.903              15.64


 Note:Past performance is not predictive of future performance. The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    Since inception date 12/9/94
1    Reflects maximum sales charge of 4.75% on the initial $10,000 investment.
2 Calculated by Morningstar. The average does not reflect sales charges but does reflect commissions and fees.
3 The index is unmanaged and does not reflect sales charges, commissions or fees.

LOGO

The Principal Tax-Exempt Bond Fund returned 4.25% for the one-year period ending October 31, 2003, lagging the 5.11% return of the Lehman Municipal Bond Index. Fund returns are after expenses, which don't apply to the index. Additional underperformance is attributable to the maturity distribution and premium coupon bond structure. The fund is overweighted in holdings in the 10-year maturity range, which had lower returns relative to all but the shortest maturities. Most of this underperformance in the 10-year range occurred over the past month. Another hindrance to performance came from the fund's overweighting to premium coupon bonds. These bonds should outperform in a rising interest rate environment, but lagged current and discount coupon structures by approximately 0.50% over the past 12 months.


As an asset class, municipals had strong performance for the period. The Lehman Municipal Bond Index earned 5.11% over the past year. This compares favorably to most fixed income asset classes including U.S Treasuries, which returned 2.82% (Lehman U.S. Treasury Index). The performance came in spite of a record volume of new issuance coupled with budget imbalances and credit concerns in many states.


Many state and local municipalities continue to struggle with structural imbalances in their budgets. California has received plenty of press for its budget deficit, currently estimated to be in the $8 billion to $20 billion range for the next fiscal year. New York is currently projecting a $14 billion deficit for the next two years. While some credits face potential downgrades by credit rating agencies, in general, municipal bonds remain at the higher end of the credit spectrum.


Our strategy remains unchanged. Our strategy is based on our outlook for a slowly improving economy and a slightly higher interest rate environment over time. Security selection will play a critical role in performance as state and local municipalities work to cure challenging budget issues. We continue to favor premium coupon structures and maintain an overweighting to the 10-to-20 year maturity range. We believe this offers the best value on a risk-adjusted basis. We continue to monitor the credit situations in California and New York and look for opportunities to add exposure in these states.


PRINCIPAL CASH MANAGEMENT FUND, INC.

MICHAEL R. JOHNSON AND ALICE ROBERTSON

The money fund industry average maturity over the course of fiscal year 2003 was in the 53-58 day range. The Principal Cash Management Fund strives to stay in line with the money fund industry average in both yield and maturity. The fund managers continue to choose from a list of high quality investments that is actively monitored by our fixed-income analytical staff. During fiscal 2003, we took additional steps to further diversify the portfolio. The fund has increased its exposure to government agency discount notes since yield premiums between commercial paper and government agency discount notes has narrowed.


The Federal Reserve (Fed) started fiscal year 2003 with a 0.50% rate cut on November 6, 2002, setting the fed funds target rate at 1.25%. (The fed funds rate is the overnight lending rate between banks.) The Fed made one further rate cut of 0.25% on June 25, 2003, lowering the fed funds target rate to 1.00%. The bias was also changed several times throughout the fiscal year. The Fed even suspended it in March due to the uncertainty of the war in Iraq. At year-end, the Fed had a dual bias in place stating that risks toward sustainable growth are balanced and the risk of falling inflation exceeds that of any rise in inflation. However, the Fed has become less of a factor in the market as it has made it clear short rates will be kept low for a "considerable period." As of the end of September, outstanding commercial paper had declined 5% and stood at the lowest level in four years.

Investment in money market funds is neither insured nor guaranteed by the U.S. Government. While the fund strives to maintain a $1.00 per share net asset value, it is possible to lose money by investing in it.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS GNMA INDEX is an unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.



LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX: . An unmanaged index of U.S. Government agency and Treasury securities and investment-grade corporate debt securities with maturities of five to ten years


LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR MODERATE ALLOCATION CATEGORY consists of domestic funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY consists of funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MUNI NATIONAL LONG CATEGORY consists of Muni National Long-Term Bond funds that invest municipal bonds. Such bonds are issued by various state and local governments to fund public projects and are free from federal taxes. To lower risk, these funds spread their assets across many states and sectors. They focus on bonds with maturities of 10 years or more.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                             BALANCED          CAPITAL VALUE
                                            FUND, INC.          FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....   $100,690,133        $324,283,798
                                          ============        ============
ASSETS
Investment in securities--at value.....   $101,620,395/(c)/   $357,055,981/(c)/
Cash...................................        114,035              10,000
Receivables:
 Capital Shares sold...................          7,410               5,468
 Dividends and interest................        429,127             463,037
 Investment securities sold............        196,631           4,332,412
 Variation margin on futures contracts.             --               7,125
Other assets...........................          5,073              29,641
Prepaid expenses.......................             18                  --
                                          ------------        ------------
                           Total Assets    102,372,689         361,903,664
LIABILITIES
Accrued management and investment
 advisory fees.........................         11,160              39,556
Accrued distribution fees..............          6,116              10,199
Accrued directors' expenses............             --                 214
Accrued transfer and administrative
 fees..................................         71,637             176,005
Accrued other expenses.................         36,133              27,492
Payables:
 Capital Shares reacquired.............         25,523              73,177
 Investment securities purchased.......      4,141,286           1,323,782
Collateral obligation on securities
 loaned, at value......................        477,550           4,752,000
                                          ------------        ------------
                      Total Liabilities      4,769,405           6,402,425
                                          ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................   $ 97,603,284        $355,501,239
                                          ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................   $112,899,497        $367,035,620
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...............         88,660           2,681,825
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................    (16,315,135)        (47,058,139)
Net unrealized appreciation
 (depreciation) of investments.........        930,262          32,841,933
                                          ------------        ------------
                       Total Net Assets   $ 97,603,284        $355,501,239
                                          ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................    100,000,000         100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................   $ 82,198,510        $326,089,053
  Shares issued and outstanding........      6,911,130          14,976,583
  Net asset value per share............   $      11.89        $      21.77
  Maximum offering price per share
 /(a)/ ................................   $      12.62        $      23.10
                                          ============        ============

Class B: Net Assets....................   $ 15,404,774        $ 29,412,186
  Shares issued and outstanding........      1,301,255           1,367,529
  Net asset value per share /(b)/ .....   $      11.84        $      21.51
                                          ============        ============




/(a) //Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value./
/(b) //Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge./
/(c) //Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements./

See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                              PRINCIPAL          PRINCIPAL
                                                GROWTH         LARGECAP STOCK
                                              FUND, INC.      INDEX FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN AFFILIATED SECURITIES--AT
 COST ...................................  $          --      $     44,522
                                           =============      ============
INVESTMENT IN SECURITIES--AT COST .......  $ 349,248,807      $ 59,945,991
                                           =============      ============
ASSETS
Investment in affiliated securities--at
 value...................................  $          --      $     49,658
Investment in securities--at value.......   313,736,141/(c)/   51,772,353/(c)/
Cash.....................................         10,001            10,168
Receivables:
 Capital Shares sold.....................          5,448            33,247
 Dividends and interest..................        382,764            63,981
 Fees waived.............................             --             5,389
 Variation margin on futures contracts...             --             1,750
Other assets.............................         13,097               396
                                           -------------      ------------
                             Total Assets    314,147,451        51,936,942
LIABILITIES
Accrued management and investment
 advisory fees...........................         34,691             3,389
Accrued distribution fees................         15,996             2,006
Accrued directors' expenses..............            363                19
Accrued transfer and administrative fees.        284,438            37,834
Accrued other expenses...................         36,840            14,595
Payables:
 Capital Shares reacquired...............        106,047                --
 Investment securities purchased.........             --           197,614
Collateral obligation on securities
 loaned, at value........................      3,387,000           294,000
                                           -------------      ------------
                        Total Liabilities      3,865,375           549,457
                                           -------------      ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES .................................  $ 310,282,076      $ 51,387,485
                                           =============      ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.........................  $ 500,629,401      $ 61,950,614
Accumulated undistributed
 (overdistributed) net investment income
 (operating loss)........................             --           291,966
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)..................................   (154,834,659)       (2,724,169)
Net unrealized appreciation
 (depreciation) of investments...........    (35,512,666)       (8,130,926)
                                           -------------      ------------
                         Total Net Assets  $ 310,282,076      $ 51,387,485
                                           =============      ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized........................    200,000,000       100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets......................  $ 263,119,196      $ 41,913,064
  Shares issued and outstanding..........     10,342,142         5,372,837
  Net asset value per share..............  $       25.44      $       7.80
  Maximum offering price per share /(a)/   $       26.99      $       7.92
                                           =============      ============

Class B: Net Assets......................  $  47,162,880      $  9,474,421
  Shares issued and outstanding..........      1,925,766         1,215,246
  Net asset value per share /(b)/ .......  $       24.49      $       7.80
                                           =============      ============




/(a) //Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value for Principal / /Growth Fund, Inc. and 1.50% of the offering price or 1.52% of the net asset value for Principal LargeCap Stock Index Fund, Inc./
/(b) //Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge./
/(c) //Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements./

See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                              MIDCAP           PARTNERS BLUE
                                            FUND, INC.        CHIP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....   $399,894,306        $143,787,139
                                          ============        ============
ASSETS
Investment in securities--at value.....   $482,070,628/(c)/   $148,047,162/(c)/
Cash...................................         23,775             994,790
Receivables:
 Capital Shares sold...................        203,167              40,122
 Dividends and interest................        167,528             158,324
 Investment securities sold............      1,815,609                  --
 Variation margin on futures contracts.             --                 550
Other assets...........................          6,738               3,030
                                          ------------        ------------
                           Total Assets    484,287,445         149,243,978
LIABILITIES
Accrued management and investment
 advisory fees.........................         49,091              16,710
Accrued distribution fees..............         23,081               9,439
Accrued directors' expenses............            126                  40
Accrued transfer and administrative
 fees..................................        266,446             112,559
Accrued other expenses.................         41,245              23,054
Payables:
 Capital Shares reacquired.............        206,082               3,045
 Investment securities purchased.......      2,258,038             250,580
Collateral obligation on securities
 loaned, at value......................     14,618,000           1,665,000
                                          ------------        ------------
                      Total Liabilities     17,462,109           2,080,427
                                          ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................   $466,825,336        $147,163,551
                                          ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................   $362,328,942        $181,461,230
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...............        154,204                  --
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................     22,165,868         (38,564,974)
Net unrealized appreciation
 (depreciation) of investments.........     82,176,322           4,267,295
                                          ------------        ------------
                       Total Net Assets   $466,825,336        $147,163,551
                                          ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................    100,000,000         100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................   $396,239,044        $117,930,861
  Shares issued and outstanding........     10,109,147           7,296,678
  Net asset value per share............   $      39.20        $      16.16
  Maximum offering price per share
 /(a)/ ................................   $      41.59        $      17.15
                                          ============        ============

Class B: Net Assets....................   $ 70,586,292        $ 29,232,690
  Shares issued and outstanding........      1,889,790           1,873,877
  Net asset value per share /(b)/ .....   $      37.35        $      15.60
                                          ============        ============




/(a) //Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value./
/(b) //Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge./
/(c) //Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements./


See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                          PARTNERS EQUITY    PARTNERS LARGECAP
                                         GROWTH FUND, INC.   BLEND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....   $ 59,221,500         $ 42,977,428
                                          ============         ============
ASSETS
Investment in securities--at value.....   $56,057,441/(c)/     $ 46,035,466
Cash...................................      2,754,181            1,626,324
Receivables:
 Capital Shares sold...................         15,040              145,552
 Dividends and interest................         55,665               85,923
 Fees waived...........................             --                1,304
 Investment securities sold............        378,733              917,731
Other assets...........................            510                  127
Prepaid expenses.......................             --                   51
                                          ------------         ------------
                           Total Assets     59,261,570           48,812,478
LIABILITIES
Accrued management and investment
 advisory fees.........................          8,204                6,766
Accrued distribution fees..............          4,529                4,142
Accrued directors' expenses............             30                   --
Accrued transfer and administrative
 fees..................................         73,020               32,466
Accrued other expenses.................         27,933               17,190
Payables:
 Capital Shares reacquired.............          3,283                5,249
 Investment securities purchased.......        557,358              889,980
Collateral obligation on securities
 loaned, at value......................        677,000                   --
                                          ------------         ------------
                      Total Liabilities      1,351,357              955,793
                                          ------------         ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................   $ 57,910,213         $ 47,856,685
                                          ============         ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................   $ 89,634,243         $ 46,946,226
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................    (28,559,971)          (2,147,579)
Net unrealized appreciation
 (depreciation) of investments.........     (3,164,059)           3,058,038
                                          ------------         ------------
                       Total Net Assets   $ 57,910,213         $ 47,856,685
                                          ============         ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................    100,000,000          100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................   $ 43,060,769         $ 33,155,218
  Shares issued and outstanding........      6,151,436            3,628,049
  Net asset value per share............   $       7.00         $       9.14
  Maximum offering price per share
 /(a)/ ................................   $       7.43         $       9.70
                                          ============         ============

Class B: Net Assets....................   $ 14,849,444         $ 14,701,467
  Shares issued and outstanding........      2,185,912            1,642,690
  Net asset value per share /(b)/ .....   $       6.79         $       8.95
                                          ============         ============



/(a) //Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge./
/(b) //Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value./
/(c) //Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements./


See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                         PARTNERS LARGECAP    PARTNERS MIDCAP
                                         VALUE FUND, INC.    GROWTH FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....    $ 41,282,274        $ 23,924,672
                                           ============        ============
ASSETS
Investment in securities--at value.....    $ 45,307,015        $ 29,726,469
Cash...................................       2,645,449           1,263,617
Receivables:
 Capital Shares sold...................           4,639              49,366
 Dividends and interest................          71,544               3,008
 Fees waived...........................              --               1,216
 Investment securities sold............          25,046              93,030
Other assets...........................             137                 183
Prepaid expenses.......................              35                  82
                                           ------------        ------------
                           Total Assets      48,053,865          31,136,971
LIABILITIES
Accrued management and investment
 advisory fees.........................           6,726               5,142
Accrued distribution fees..............           3,934               2,428
Accrued transfer and administrative
 fees..................................          33,151              32,087
Accrued other expenses.................          16,150              17,816
Payables:
 Capital Shares reacquired.............          12,769              10,121
 Investment securities purchased.......         486,643             335,088
                                           ------------        ------------
                      Total Liabilities         559,373             402,682
                                           ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................    $ 47,494,492        $ 30,734,289
                                           ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................    $ 44,337,523        $ 39,871,891
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...............         165,933                  --
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................      (1,033,705)        (14,939,399)
Net unrealized appreciation
 (depreciation) of investments.........       4,024,741           5,801,797
                                           ------------        ------------
                       Total Net Assets    $ 47,494,492        $ 30,734,289
                                           ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................     100,000,000         100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................    $ 34,298,245        $ 22,206,059
  Shares issued and outstanding........       3,134,976           4,377,466
  Net asset value per share............    $      10.94        $       5.07
  Maximum offering price per share
 /(a)/ ................................    $      11.61        $       5.38
                                           ============        ============

Class B: Net Assets....................    $ 13,196,247        $  8,528,230
  Shares issued and outstanding........       1,224,272           1,715,010
  Net asset value per share /(b)/ .....    $      10.78        $       4.97
                                           ============        ============




/(a) //Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value./ /(b) //Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge./
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                  PRINCIPAL        PRINCIPAL
                                              PARTNERS SMALLCAP   REAL ESTATE
                                              GROWTH FUND, INC.    FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ..........    $ 10,643,874      $ 49,511,732
                                                ============      ============
ASSETS
Investment in securities--at value..........    $ 13,950,941      $ 61,544,992
Cash........................................         587,925            10,001
Receivables:
 Capital Shares sold........................          48,062            95,896
 Dividends and interest.....................           3,744           190,707
 Fees waived................................           3,713                --
 Investment securities sold.................         100,868           455,694
Other assets................................              64               290
Prepaid expenses............................              --                76
                                                ------------      ------------
                                Total Assets      14,695,317        62,297,656
LIABILITIES
Accrued management and investment advisory
 fees.......................................           2,424            10,467
Accrued distribution fees...................           1,194             4,848
Accrued directors' expenses.................               4                --
Accrued transfer and administrative fees....          16,834            33,021
Accrued other expenses......................          13,361            10,484
Payables:
 Capital Shares reacquired..................           5,242            16,688
 Investment securities purchased............         146,358           858,305
                                                ------------      ------------
                           Total Liabilities         185,417           933,813
                                                ------------      ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES     $ 14,509,900      $ 61,363,843
                                                ============      ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital............................    $ 17,015,295      $ 48,053,063
Accumulated undistributed (overdistributed)
 net investment income (operating loss).....              --           194,132
Accumulated undistributed (overdistributed)
 net realized gain (loss)...................      (5,812,462)        1,083,388
Net unrealized appreciation (depreciation)
 of investments.............................       3,307,067        12,033,260
                                                ------------      ------------
                            Total Net Assets    $ 14,509,900      $ 61,363,843
                                                ============      ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized...........................     100,000,000       100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets.........................    $ 10,108,386      $ 46,131,421
  Shares issued and outstanding.............       1,863,060         3,532,546
  Net asset value per share.................    $       5.43      $      13.06
  Maximum offering price per share /(a)/ ...    $       5.76      $      13.86
                                                ============      ============

Class B: Net Assets.........................    $  4,401,514      $ 15,232,422
  Shares issued and outstanding.............         828,710         1,173,103
  Net asset value per share /(b)/ ..........    $       5.31      $      12.98
                                                ============      ============




/(a) //Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value./ /(b) //Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge./
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------




                                                 PRINCIPAL         PRINCIPAL
                                                 SMALLCAP          UTILITIES
                                                FUND, INC.        FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .........   $ 86,640,682       $ 66,463,401
                                              ============       ============
ASSETS
Investment in securities--at value.........   $100,831,352/(c)/  $ 68,158,382
Cash.......................................         10,000          1,976,098
Receivables:
 Capital Shares sold.......................         31,282             15,856
 Dividends and interest....................         32,100            414,855
 Investment securities sold................      1,445,703                 --
Other assets...............................            783              1,633
                                              ------------       ------------
                               Total Assets    102,351,220         70,566,824
LIABILITIES
Accrued management and investment advisory
 fees......................................         15,310              8,073
Accrued distribution fees..................          7,231              4,538
Accrued directors' expenses................            354                215
Accrued transfer and administrative fees...         98,500             64,755
Accrued other expenses.....................         28,012              9,408
Payables:
 Capital Shares reacquired.................         52,873              1,903
 Investment securities purchased...........      1,532,815                 --
Collateral obligation on securities loaned,
 at value..................................      4,909,000                 --
                                              ------------       ------------
                          Total Liabilities      6,644,095             88,892
                                              ------------       ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES   $ 95,707,125       $ 70,477,932
                                              ============       ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital...........................   $117,792,428       $ 97,261,598
Accumulated undistributed (overdistributed)
 net investment income (operating loss)....             --            282,523
Accumulated undistributed (overdistributed)
 net realized gain (loss)..................    (36,275,973)       (28,761,170)
Net unrealized appreciation (depreciation)
 of investments............................     14,190,670          1,694,981
                                              ------------       ------------
                           Total Net Assets   $ 95,707,125       $ 70,477,932
                                              ============       ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..........................    100,000,000        100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets........................   $ 73,670,634       $ 60,702,490
  Shares issued and outstanding............      8,894,113          6,472,559
  Net asset value per share................   $       8.28       $       9.38
  Maximum offering price per share /(a)/ ..   $       8.79       $       9.95
                                              ============       ============

Class B: Net Assets........................   $ 22,036,491       $  9,775,442
  Shares issued and outstanding............      2,789,973          1,046,341
  Net asset value per share /(b)/ .........   $       7.90       $       9.34
                                              ============       ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value.
/(b) //Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge./
/(c) //Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements./
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                    PRINCIPAL      PRINCIPAL
                                                    BALANCED     CAPITAL VALUE
                                                   FUND, INC.     FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.......................................  $   956,332    $ 7,299,680
 Interest........................................    1,692,101         71,411
 Securities lending..............................        1,643         27,402
                                                   -----------    -----------
                                     Total Income    2,650,076      7,398,493
Expenses:
 Management and investment advisory fees.........      550,716      2,100,086
 Distribution fees - Class A.....................      178,283        442,259
 Distribution fees - Class B.....................      131,853        249,644
 Registration fees - Class A.....................       10,029         10,525
 Registration fees - Class B.....................        6,826          8,055
 Shareholder reports - Class A...................        9,614         18,579
 Shareholder reports - Class B...................        2,240          3,476
 Transfer and administrative fees - Class A......      140,709        308,792
 Transfer and administrative fees - Class B......       34,542         68,847
 Auditing and legal fees.........................        9,660         12,779
 Custodian fees..................................       59,841         15,899
 Directors' expenses.............................        3,739         14,979
 Registration fees...............................       13,046         17,843
 Transfer and administrative fees................      301,948        588,920
 Other expenses..................................        5,849         26,052
                                                   -----------    -----------
                             Total Gross Expenses    1,458,895      3,886,735
 Less: Fees paid indirectly......................        1,964         10,808
                                                   -----------    -----------
                               Total Net Expenses    1,456,931      3,875,927
                                                   -----------    -----------
           Net Investment Income (Operating Loss)    1,193,145      3,522,566

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.........................      652,592      4,243,048
 Futures contracts...............................           --        446,077
Change in unrealized appreciation/depreciation
 of:
 Investments.....................................    9,710,349     54,749,046
 Futures contracts...............................           --         69,750
                                                   -----------    -----------
       Net Realized and Unrealized Gain (Loss) on
                                      Investments   10,362,941     59,507,921
                                                   -----------    -----------
  Net Increase (Decrease) in Net Assets Resulting
                                  from Operations  $11,556,086    $63,030,487
                                                   ===========    ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                PRINCIPAL        PRINCIPAL
                                                  GROWTH       LARGECAP STOCK
                                                FUND, INC.    INDEX FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends...................................  $ 2,649,285       $  753,514
 Dividends from affiliates...................           --              397
 Interest....................................       47,056           15,572
 Securities lending..........................        5,378            1,710
                                               -----------       ----------
                                 Total Income    2,701,719          771,193
Expenses:
 Management and investment advisory fees.....    1,686,714          150,947
 Distribution fees - Class A.................      458,954           54,143
 Distribution fees - Class B.................      408,653           31,681
 Registration fees - Class A.................       10,171           12,554
 Registration fees - Class B.................        8,384            9,000
 Shareholder reports - Class A...............       36,906            4,881
 Shareholder reports - Class B...............        9,180            1,010
 Transfer and administrative fees - Class A..      492,302           65,257
 Transfer and administrative fees - Class B..      141,541           16,650
 Auditing and legal fees.....................       10,365            6,527
 Custodian fees..............................        6,460           25,370
 Directors' expenses.........................       11,723            1,649
 Registration fees...........................       30,009           16,182
 Transfer and administrative fees............      942,788          173,700
 Other expenses..............................       18,562            3,051
                                               -----------       ----------
                         Total Gross Expenses    4,272,712          572,602
 Less: Fees paid indirectly..................        2,279               --
 Less: Fees waived - Class A.................           --          127,137
 Less: Fees waived - Class B.................           --           32,499
                                               -----------       ----------
                           Total Net Expenses    4,270,433          412,966
                                               -----------       ----------
       Net Investment Income (Operating Loss)   (1,568,714)         358,227

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.....................   (2,284,675)          22,190
 Investment transactions in affiliates.......           --              425
 Futures contracts...........................           --          166,533
Change in unrealized
 appreciation/depreciation of:
 Investments.................................   44,204,950        7,509,118
 Investments in affiliates...................           --            4,854
 Futures contracts...........................           --           56,275
                                               -----------       ----------
   Net Realized and Unrealized Gain (Loss) on
                                  Investments   41,920,275        7,759,395
                                               -----------       ----------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations  $40,351,561       $8,117,622
                                               ===========       ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                  PRINCIPAL       PRINCIPAL
                                                   MIDCAP       PARTNERS BLUE
                                                 FUND, INC.    CHIP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.....................................  $ 5,716,710    $  2,236,740
 Interest......................................      165,515           6,279
 Securities lending............................       90,752           3,093
                                                 -----------    ------------
                                   Total Income    5,972,977       2,246,112
Expenses:
 Management and investment advisory fees.......    2,319,894         803,017
 Distribution fees - Class A...................      688,473         235,821
 Distribution fees - Class B...................      369,002         247,707
 Registration fees - Class A...................       15,000           6,226
 Registration fees - Class B...................       11,798          10,884
 Shareholder reports - Class A.................       32,440          12,861
 Shareholder reports - Class B.................        7,352           3,776
 Transfer and administrative fees - Class A....      483,387         257,768
 Transfer and administrative fees - Class B....      129,236          82,190
 Auditing and legal fees.......................       12,883          11,062
 Custodian fees................................       14,981          20,107
 Directors' expenses...........................       16,051           5,417
 Registration fees.............................       24,715          12,048
 Shareholder meeting expense...................           --         210,713
 Transfer and administrative fees..............      971,349         542,322
 Other expenses................................       25,913           8,278
                                                 -----------    ------------
                           Total Gross Expenses    5,122,474       2,470,197
 Less: Fees paid indirectly....................        3,112          10,389
                                                 -----------    ------------
                             Total Net Expenses    5,119,362       2,459,808
                                                 -----------    ------------
         Net Investment Income (Operating Loss)      853,615        (213,696)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.......................   24,260,132     (16,068,172)
 Futures contracts.............................           --         254,102
Change in unrealized appreciation/depreciation
 of:
 Investments...................................   73,829,988      39,384,164
 Futures contracts.............................           --         (56,802)
                                                 -----------    ------------
     Net Realized and Unrealized Gain (Loss) on
                                    Investments   98,090,120      23,513,292
                                                 -----------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations  $98,943,735    $ 23,299,596
                                                 ===========    ============



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                          PARTNERS EQUITY    PARTNERS LARGECAP
                                         GROWTH FUND, INC.   BLEND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.............................    $  588,692           $  637,826
 Interest..............................         2,234                1,960
 Securities lending....................         2,109                   --
                                           ----------           ----------
                           Total Income       593,035              639,786
Expenses:
 Management and investment advisory
  fees.................................       384,526              260,151
 Distribution fees - Class A...........        95,586               61,641
 Distribution fees - Class B...........       119,217               90,915
 Registration fees - Class A...........         7,636               12,000
 Registration fees - Class B...........         8,683               11,002
 Shareholder reports - Class A.........         7,920                3,068
 Shareholder reports - Class B.........         2,714                1,355
 Transfer and administrative fees -
  Class A..............................       120,310               41,076
 Transfer and administrative fees -
  Class B..............................        43,220               17,482
 Auditing and legal fees...............         7,887                6,774
 Custodian fees........................        17,581               14,199
 Directors' expenses...................         2,058                1,264
 Registration fees.....................        22,500               16,921
 Transfer and administrative fees......       271,654              165,388
 Other expenses........................         3,346                1,822
                                           ----------           ----------
                   Total Gross Expenses     1,114,838              705,058
 Less: Fees paid indirectly............            --                2,998
 Less: Fees waived - Class A...........       37,218/(a)/            6,875
 Less: Fees waived - Class B...........        8,244/(a)/            6,116
                                           ----------           ----------
                     Total Net Expenses     1,069,376              689,069
                                           ----------           ----------
 Net Investment Income (Operating Loss)      (476,341)             (49,283)

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions...............       906,171             (264,532)
Change in unrealized
 appreciation/depreciation of:
 Investments...........................     6,558,801            5,582,408
                                           ----------           ----------
Net Realized and Unrealized Gain (Loss)
                         on Investments     7,464,972            5,317,876
                                           ----------           ----------
  Net Increase (Decrease) in Net Assets
              Resulting from Operations    $6,988,631           $5,268,593
                                           ==========           ==========



/(a) //Period from March 1, 2003, through October 31, 2003./
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                         PARTNERS LARGECAP    PARTNERS MIDCAP
                                         VALUE FUND, INC.    GROWTH FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.............................     $  924,407          $   46,411
 Interest..............................          2,707                 663
                                            ----------          ----------
                           Total Income        927,114              47,074
Expenses:
 Management and investment advisory
  fees.................................        274,067             188,481
 Distribution fees - Class A...........         66,777              38,716
 Distribution fees - Class B...........         89,615              48,629
 Registration fees - Class A...........         12,091               9,785
 Registration fees - Class B...........         10,052              10,330
 Shareholder reports - Class A.........          3,082               3,252
 Shareholder reports - Class B.........          1,340               1,130
 Transfer and administrative fees -
  Class A..............................         45,292              45,663
 Transfer and administrative fees -
  Class B..............................         19,328              16,791
 Auditing and legal fees...............          6,774               6,284
 Custodian fees........................          6,675              20,127
 Directors' expenses...................          1,374                 679
 Registration fees.....................         16,392              17,880
 Transfer and administrative fees......        159,843             133,183
 Other expenses........................          2,011               1,198
                                            ----------          ----------
                   Total Gross Expenses        714,713             542,128
 Less: Fees paid indirectly............         10,322              19,756
 Less: Fees waived - Class A...........             --              53,103
 Less: Fees waived - Class B...........             --              20,539
                                            ----------          ----------
                     Total Net Expenses        704,391             448,730
                                            ----------          ----------
 Net Investment Income (Operating Loss)        222,723            (401,656)

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions...............       (405,669)          2,857,706
Change in unrealized
 appreciation/depreciation of:
 Investments...........................      8,233,852           5,293,473
                                            ----------          ----------
Net Realized and Unrealized Gain (Loss)
                         on Investments      7,828,183           8,151,179
                                            ----------          ----------
  Net Increase (Decrease) in Net Assets
              Resulting from Operations     $8,050,906          $7,749,523
                                            ==========          ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                   PRINCIPAL        PRINCIPAL
                                               PARTNERS SMALLCAP   REAL ESTATE
                                               GROWTH FUND, INC.   FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends...................................     $   31,553       $ 2,242,898
 Interest....................................            588             8,458
                                                  ----------       -----------
                                 Total Income         32,141         2,251,356
Expenses:
 Management and investment advisory fees.....         79,846           417,290
 Distribution fees - Class A.................         15,899            87,089
 Distribution fees - Class B.................         22,123           102,376
 Registration fees - Class A.................          8,369            10,213
 Registration fees - Class B.................          9,024             7,982
 Shareholder reports - Class A...............          1,443             3,595
 Shareholder reports - Class B...............            637             1,309
 Transfer and administrative fees - Class A..         15,335            49,900
 Transfer and administrative fees - Class B..          6,542            18,039
 Auditing and legal fees.....................          6,810             8,250
 Custodian fees..............................         12,418             7,730
 Directors' expenses.........................            307             1,795
 Registration fees...........................         11,369            12,951
 Transfer and administrative fees............         86,340           189,610
 Other expenses..............................            794             3,193
                                                  ----------       -----------
                         Total Gross Expenses        277,256           921,322
 Less: Fees paid indirectly..................          3,563                --
 Less: Fees waived - Class A.................         56,313                --
 Less: Fees waived - Class B.................         25,639                --
                                                  ----------       -----------
                           Total Net Expenses        191,741           921,322
                                                  ----------       -----------
       Net Investment Income (Operating Loss)       (159,600)        1,330,034

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.....................        436,622         1,637,948
Change in unrealized
 appreciation/depreciation of:
 Investments.................................      2,936,872        10,563,724
                                                  ----------       -----------
   Net Realized and Unrealized Gain (Loss) on
                                  Investments      3,373,494        12,201,672
                                                  ----------       -----------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations     $3,213,894       $13,531,706
                                                  ==========       ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                    PRINCIPAL      PRINCIPAL
                                                     SMALLCAP      UTILITIES
                                                    FUND, INC.     FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.......................................  $   821,173    $ 2,907,932
 Interest........................................       27,192        858,808
 Securities lending..............................       29,584             --
                                                   -----------    -----------
                                     Total Income      877,949      3,766,740
Expenses:
 Management and investment advisory fees.........      663,613        412,976
 Distribution fees - Class A.....................      151,462        148,044
 Distribution fees - Class B.....................      159,285         88,109
 Registration fees - Class A.....................       10,847          6,900
 Registration fees - Class B.....................       11,058          6,960
 Shareholder reports - Class A...................       11,965          6,465
 Shareholder reports - Class B...................        3,980          1,718
 Transfer and administrative fees - Class A......      178,948        106,858
 Transfer and administrative fees - Class B......       55,066         31,640
 Auditing and legal fees.........................        7,464          7,925
 Custodian fees..................................       26,000          1,666
 Directors' expenses.............................        3,220          2,896
 Registration fees...............................       19,000          8,946
 Transfer and administrative fees................      363,056        250,846
 Other expenses..................................        5,166          4,667
                                                   -----------    -----------
                             Total Gross Expenses    1,670,130      1,086,616
 Less: Fees paid indirectly......................        1,118             --
                                                   -----------    -----------
                               Total Net Expenses    1,669,012      1,086,616
                                                   -----------    -----------
           Net Investment Income (Operating Loss)     (791,063)     2,680,124

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.........................      870,377     (3,744,053)
Change in unrealized appreciation/depreciation
 of:
 Investments.....................................   23,010,883      9,889,758
                                                   -----------    -----------
       Net Realized and Unrealized Gain (Loss) on
                                      Investments   23,881,260      6,145,705
                                                   -----------    -----------
  Net Increase (Decrease) in Net Assets Resulting
                                  from Operations  $23,090,197    $ 8,825,829
                                                   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PRINCIPAL                        PRINCIPAL
                                   BALANCED                       CAPITAL VALUE
                                  FUND, INC.                       FUND, INC.
------------------------------------------------------------------------------------------
                            YEAR             YEAR            YEAR              YEAR
                            ENDED           ENDED            ENDED            ENDED
                         OCTOBER 31,     OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                            2003             2002            2003              2002
                        -------------  ----------------  -------------  ------------------
------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  1,193,145   $  1,717,950      $  3,522,566    $  4,049,622
Net realized gain
 (loss) from
 investment
 transactions.........       652,592    (16,279,670)        4,689,125     (36,542,711)
Change in unrealized
 appreciation/depreciation
 of investments........     9,710,349      2,509,843        54,818,796      (5,784,560)
                         ------------   ------------      ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    11,556,086    (12,051,877)       63,030,487     (38,277,649)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (1,149,081)    (1,695,340)       (4,002,940)     (3,633,650)
 Class B...............      (105,537)      (212,594)         (126,542)        (31,087)
 Class R...............           N/A        (77,861)/(a)/         N/A         (71,112)/(a)/
                         ------------   ------------      ------------    ------------
    Total Dividends and
          Distributions    (1,254,618)    (1,985,795)       (4,129,482)     (3,735,849)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............     8,501,912     26,932,230        22,718,257      43,352,837
 Class B...............     3,828,443      3,501,800         5,080,509       5,005,243
 Class C...............           N/A        48,851/(b)/           N/A         70,324/(b)/
 Class R...............           N/A       137,045/(a)/           N/A        190,851/(a)/
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     1,123,399      1,652,402         3,908,306       3,534,011
 Class B...............       103,902        209,671           124,744          30,615
 Class R...............           N/A        77,689/(a)/           N/A         71,050/(a)/
Shares redeemed:
 Class A...............   (13,624,827)   (19,239,659)      (88,040,608)    (60,364,436)
 Class B...............    (4,771,696)    (4,693,606)       (7,451,162)     (7,606,147)
 Class C...............           N/A       (454,349)/(b)/         N/A        (738,555)/(b)/
 Class R...............           N/A    (17,988,548)/(a)/         N/A     (24,091,902)/(a)/
                         ------------   ------------      ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    (4,838,867)    (9,816,474)      (63,659,954)    (40,546,109)
                         ------------   ------------      ------------    ------------
Redemption fees - Class
 A.....................            --             --             9,452              --
                         ------------   ------------      ------------    ------------
         Total Increase
             (Decrease)     5,462,601    (23,854,146)       (4,749,497)    (82,559,607)
NET ASSETS
Beginning of period....    92,140,683    115,994,829       360,250,736     442,810,343
                         ------------   ------------      ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 97,603,284   $ 92,140,683      $355,501,239    $360,250,736
                         ============   ============      ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $     88,660   $     96,836      $  2,681,825    $  3,299,549
                         ============   ============      ============    ============



/(a) //Period from November 1, 2001 through December 28, 2001 (discontinuation of class)./
/(b) //Period from November 1, 2001 through January 31, 2002 (discontinuation of class)./
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PRINCIPAL                        PRINCIPAL
                                    GROWTH                       LARGECAP STOCK
                                  FUND, INC.                    INDEX FUND, INC.
------------------------------------------------------------------------------------------
                            YEAR             YEAR            YEAR              YEAR
                            ENDED           ENDED            ENDED            ENDED
                         OCTOBER 31,     OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                            2003             2002            2003              2002
                        -------------  ----------------  -------------  ------------------
------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $ (1,568,714)  $ (2,804,294)     $    358,227    $    240,468
Net realized gain
 (loss) from
 investment
 transactions.........    (2,284,675)   (95,093,850)          189,148      (1,343,350)
Change in unrealized
 appreciation/depreciation
 of investments........    44,204,950     30,258,927         7,570,247      (6,426,145)
                         ------------   ------------      ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    40,351,561    (67,639,217)        8,117,622      (7,529,027)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............            --             --          (255,049)        (80,513)
 Class B...............            --             --           (24,147)           (917)
 Class R...............           N/A             --               N/A         (20,160)/(b)/
                         ------------   ------------      ------------    ------------
    Total Dividends and
          Distributions            --             --          (279,196)       (101,590)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    32,639,355     72,434,189        14,093,984      34,434,181
 Class B...............     7,772,555     10,375,854         4,054,312       4,273,283
 Class C...............           N/A       278,052/(a)/           N/A        123,923/(a)/
 Class R...............           N/A       495,170/(b)/           N/A        291,969/(b)/
Shares issued in
 acquisition:
 Class A...............            --      7,153,814                --              --
 Class B...............            --      2,308,042                --              --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............            --             --           243,056          79,598
 Class B...............            --             --            23,508             895
 Class R...............           N/A             --               N/A         19,174/(b)/
Shares redeemed:
 Class A...............   (47,606,271)   (68,093,257)      (12,503,465)     (8,526,814)
 Class B...............   (14,601,648)   (16,896,819)       (1,584,001)     (2,311,444)
 Class C...............           N/A     (1,760,583)/(a)/         N/A      (1,608,108)/(a)/
 Class R...............           N/A    (32,963,123)/(b)/         N/A     (19,200,366)/(b)/
                         ------------   ------------      ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   (21,796,009)   (26,668,661)        4,327,394       7,576,291
                         ------------   ------------      ------------    ------------
Redemption fees - Class
 A.....................         8,850             --                --              --
                         ------------   ------------      ------------    ------------
         Total Increase
             (Decrease)    18,564,402    (94,307,878)       12,165,820         (54,326)
NET ASSETS
Beginning of period....   291,717,674    386,025,552        39,221,665      39,275,991
                         ------------   ------------      ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $310,282,076   $291,717,674      $ 51,387,485    $ 39,221,665
                         ============   ============      ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $         --   $         --      $    291,966    $    212,935
                         ============   ============      ============    ============



/(a) //Period from November 1, 2001 through January 31, 2002 (discontinuation of class)./
/(b) //Period from November 1, 2001 through December 28, 2001 (discontinuation of class)./

See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PRINCIPAL                        PRINCIPAL
                                    MIDCAP                        PARTNERS BLUE
                                  FUND, INC.                     CHIP FUND, INC.
------------------------------------------------------------------------------------------
                            YEAR             YEAR            YEAR              YEAR
                            ENDED           ENDED            ENDED            ENDED
                         OCTOBER 31,     OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                            2003             2002            2003              2002
                        -------------  ----------------  -------------  ------------------
------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    853,615   $    641,778      $   (213,696)   $   (368,654)
Net realized gain
 (loss) from
 investment
 transactions.........    24,260,132     (2,104,112)      (15,814,070)    (17,761,893)
Change in unrealized
 appreciation/depreciation
 of investments........    73,829,988    (12,746,563)       39,327,362     (17,920,608)
                         ------------   ------------      ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    98,943,735    (14,208,897)       23,299,596     (36,051,155)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (1,022,374)      (706,130)               --              --
From net realized gain
 on investments:
 Class A...............            --     (9,521,601)               --              --
 Class B...............            --     (2,227,460)               --              --
 Class C...............           N/A        (35,151)/(a)/         N/A              --
 Class R...............           N/A       (749,281)/(b)/         N/A              --
Tax return of capital
 distributions:
 Class A...............            --             --                --         (83,661)
                         ------------   ------------      ------------    ------------
    Total Dividends and
          Distributions    (1,022,374)   (13,239,623)               --         (83,661)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    48,796,196     76,945,011        15,831,060      48,404,259
 Class B...............    12,892,737     14,523,881         4,752,689       6,383,199
 Class C...............           N/A       191,088/(a)/           N/A        147,468/(a)/
 Class R...............           N/A       272,008/(b)/           N/A        226,814/(b)/
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     1,003,190     10,064,406                --          81,359
 Class B...............            --      2,198,297                --              --
 Class C...............           N/A        29,548/(a)/           N/A              --
 Class R...............           N/A       748,773/(b)/           N/A              --
Shares redeemed:
 Class A...............   (55,820,235)   (62,966,964)      (21,193,952)    (33,498,639)
 Class B...............   (21,920,600)   (18,554,471)       (7,715,065)     (9,541,360)
 Class C...............           N/A     (1,261,936)/(a)/         N/A      (1,175,243)/(a)/
 Class R...............           N/A    (27,572,400)/(b)/         N/A     (31,654,064)/(b)/
                         ------------   ------------      ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   (15,048,712)    (5,382,759)       (8,325,268)    (20,626,207)
                         ------------   ------------      ------------    ------------
Redemption fees - Class
 A.....................         4,532             --             4,539              --
                         ------------   ------------      ------------    ------------
         Total Increase
             (Decrease)    82,877,181    (32,831,279)       14,978,867     (56,761,023)
NET ASSETS
Beginning of period....   383,948,155    416,779,434       132,184,684     188,945,707
                         ------------   ------------      ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $466,825,336   $383,948,155      $147,163,551    $132,184,684
                         ============   ============      ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    154,204   $    326,075      $         --    $         --
                         ============   ============      ============    ============



/(a) //Period from November 1, 2001 through January 31, 2002 (discontinuation of class)./
/(b) //Period from November 1, 2001 through December 28, 2001 (discontinuation of class)./
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                  PRINCIPAL                       PRINCIPAL
                               PARTNERS EQUITY                PARTNERS LARGECAP
                              GROWTH FUND, INC.                BLEND FUND, INC.
----------------------------------------------------------------------------------------
                            YEAR            YEAR            YEAR             YEAR
                           ENDED           ENDED           ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                            2003            2002            2003             2002
                        ------------  ----------------  ------------  ------------------
----------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  (476,341)  $   (781,411)     $   (49,283)   $   (41,646)
Net realized gain
 (loss) from
 investment
 transactions.........      906,171     (7,270,997)        (264,532)    (1,603,921)
Change in unrealized
 appreciation/depreciation
 of investments........    6,558,801     (4,949,407)       5,582,408     (1,790,442)
                         -----------   ------------      -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    6,988,631    (13,001,815)       5,268,593     (3,436,009)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    9,342,497     22,616,940       15,306,533     16,061,243
 Class B...............    3,338,402      5,262,936        8,064,555      5,672,266
 Class C...............          N/A       217,409/(a)/          N/A        71,591/(a)/
 Class R...............          N/A       151,919/(b)/          N/A            N/A
Shares redeemed:
 Class A...............   (9,026,478)   (12,975,115)      (4,677,448)    (2,366,682)
 Class B...............   (3,125,420)    (4,446,713)      (1,438,749)      (890,467)
 Class C...............          N/A     (2,390,618)/(a)/        N/A     (1,214,597)/(a)/
 Class R...............          N/A     (7,960,152)/(b)/        N/A            N/A
                         -----------   ------------      -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions      529,001        476,606       17,254,891     17,333,354
                         -----------   ------------      -----------    -----------
Redemption fees - Class
 A.....................        2,306             --               --             --
                         -----------   ------------      -----------    -----------
         Total Increase
             (Decrease)    7,519,938    (12,525,209)      22,523,484     13,897,345
NET ASSETS
Beginning of period....   50,390,275     62,915,484       25,333,201     11,435,856
                         -----------   ------------      -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $57,910,213   $ 50,390,275      $47,856,685    $25,333,201
                         ===========   ============      ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --   $         --      $        --    $        --
                         ===========   ============      ===========    ===========



/(a) //Period from November 1, 2001 through January 31, 2002 (discontinuation of class)./
/(b) //Period from November 1, 2001 through December 28, 2001 (discontinuation of class)./
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                  PRINCIPAL                       PRINCIPAL
                              PARTNERS LARGECAP                PARTNERS MIDCAP
                               VALUE FUND, INC.               GROWTH FUND, INC.
---------------------------------------------------------------------------------------
                            YEAR            YEAR            YEAR            YEAR
                           ENDED           ENDED           ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,     OCOTBER 31,      OCTOBER 31,
                            2003            2002            2003            2002
                        ------------  ----------------  ------------  -----------------
---------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   222,723   $    57,214       $  (401,656)   $  (378,654)
Net realized gain
 (loss) from
 investment
 transactions.........     (405,669)     (639,319)        2,857,706     (2,009,685)
Change in unrealized
 appreciation/depreciation
 of investments........    8,233,852    (3,716,939)        5,293,473     (2,362,032)
                         -----------   -----------       -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    8,050,906    (4,299,044)        7,749,523     (4,750,371)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............      (83,042)      (30,757)               --             --
From net realized gain
 on investments:
 Class A...............           --       (81,207)               --             --
 Class B...............           --       (28,320)               --             --
 Class C...............          N/A       (12,296)/(a)/         N/A             --
                         -----------   -----------       -----------    -----------
    Total Dividends and
          Distributions      (83,042)     (152,580)               --             --
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............   12,197,395    19,851,387         7,891,542      9,641,378
 Class B...............    5,230,108     6,813,507         3,310,997      2,379,939
 Class C...............          N/A       77,035/(a)/           N/A        40,937/(a)/
 Class R...............          N/A           N/A               N/A        83,067/(b)/
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............       68,328       110,946                --             --
 Class B...............           --        26,440                --             --
 Class C...............          N/A       12,285/(a)/           N/A             --
Shares redeemed:
 Class A...............   (5,507,993)   (3,020,706)       (4,149,097)    (4,111,555)
 Class B...............   (1,577,506)   (1,056,185)         (973,526)      (965,009)
 Class C...............          N/A    (1,469,123)/(a)/         N/A       (906,040)/(a)/
 Class R...............          N/A           N/A               N/A     (2,460,226)/(b)/
                         -----------   -----------       -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   10,410,332    21,345,586         6,079,916      3,702,491
                         -----------   -----------       -----------    -----------
         Total Increase
             (Decrease)   18,378,196    16,893,962        13,829,439     (1,047,880)
NET ASSETS
Beginning of period....   29,116,296    12,222,334        16,904,850     17,952,730
                         -----------   -----------       -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $47,494,492   $29,116,296       $30,734,289    $16,904,850
                         ===========   ===========       ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $   165,933   $    37,098       $        --    $        --
                         ===========   ===========       ===========    ===========



/(a) //Period from November 1, 2001 through January 31, 2002 (discontinuation of class)./
/(b) //Period from November 1, 2001 through December 28, 2001 (discontinuation of class)./
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PRINCIPAL                        PRINCIPAL
                                   SMALLCAP                         UTILITIES
                                  FUND, INC.                       FUND, INC.
------------------------------------------------------------------------------------------
                            YEAR             YEAR            YEAR              YEAR
                            ENDED           ENDED            ENDED            ENDED
                         OCTOBER 31,     OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                            2003             2002            2003              2002
                        -------------  ----------------  -------------  ------------------
------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (791,063)  $ (1,043,723)     $  2,680,124    $  2,438,959
Net realized gain
 (loss) from
 investment
 transactions.........       870,377    (25,722,351)       (3,744,053)    (18,781,719)
Change in unrealized
 appreciation/depreciation
 of investments........    23,010,883      9,892,815         9,889,758         599,212
                         ------------   ------------      ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    23,090,197    (16,873,259)        8,825,829     (15,743,548)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............            --             --        (2,352,553)     (2,053,979)
 Class B...............            --             --          (291,326)       (262,625)
 Class R...............           N/A             --               N/A         (23,458)/(b)/
                         ------------   ------------      ------------    ------------
    Total Dividends and
          Distributions            --             --        (2,643,879)     (2,340,062)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    11,795,433     36,332,770         7,064,406      16,103,337
 Class B...............     5,079,888      6,292,276         2,224,165       2,787,298
 Class C...............           N/A       127,969/(a)/           N/A         61,427/(a)/
 Class R...............           N/A       263,737/(b)/           N/A         79,350/(b)/
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............            --             --         2,207,321       1,915,035
 Class B...............            --             --           281,835         251,867
 Class R...............           N/A             --               N/A         23,428/(b)/
Shares redeemed:
 Class A...............   (12,423,923)   (17,873,701)      (11,783,359)    (17,528,185)
 Class B...............    (3,792,526)    (4,189,922)       (3,561,430)     (5,426,859)
 Class C...............           N/A     (1,305,418)/(a)/         N/A        (705,129)/(a)/
 Class R...............           N/A    (18,637,462)/(b)/         N/A      (7,745,051)/(b)/
                         ------------   ------------      ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions       658,872      1,010,249        (3,567,062)    (10,183,482)
                         ------------   ------------      ------------    ------------
         Total Increase
             (Decrease)    23,749,069    (15,863,010)        2,614,888     (28,267,092)
NET ASSETS
Beginning of period....    71,958,056     87,821,066        67,863,044      96,130,136
                         ------------   ------------      ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 95,707,125   $ 71,958,056      $ 70,477,932    $ 67,863,044
                         ============   ============      ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $         --   $         --      $    282,523    $    246,278
                         ============   ============      ============    ============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) //Period from November 1, 2001 through December 28, 2001 (discontinuation of class)./
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                  PRINCIPAL                      PRINCIPAL
                              PARTNERS SMALLCAP                 REAL ESTATE
                              GROWTH FUND, INC.                 FUND, INC.
--------------------------------------------------------------------------------------
                            YEAR           YEAR            YEAR            YEAR
                           ENDED           ENDED          ENDED            ENDED
                        OCTOBER 31,     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                            2003           2002            2003            2002
                        ------------  ---------------  ------------  -----------------
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  (159,600)  $  (136,369)     $ 1,330,034    $   921,297
Net realized gain
 (loss) from
 investment
 transactions.........      436,622    (3,818,569)       1,637,948        817,036
Change in unrealized
 appreciation/depreciation
 of investments........    2,936,872       477,053       10,563,724         67,830
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    3,213,894    (3,477,885)      13,531,706      1,806,163
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............           --            --         (959,267)      (641,172)
 Class B...............           --            --         (238,737)      (175,093)
 Class R...............          N/A           N/A              N/A        (52,490)/(b)/
                         -----------   -----------      -----------    -----------
    Total Dividends and
          Distributions           --            --       (1,198,004)      (868,755)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    4,374,822     4,666,245       16,970,298     21,806,632
 Class B...............    2,146,428     1,311,160        4,635,331      4,827,780
 Class C...............          N/A        6,956/(a)/          N/A       106,277/(a)/
 Class R...............          N/A           N/A              N/A        56,574/(b)/
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............           --            --          699,548        529,828
 Class B...............           --            --          167,784        139,170
 Class R...............          N/A           N/A              N/A        52,475/(b)/
Shares redeemed:
 Class A...............   (1,453,119)   (1,127,984)      (9,988,865)    (6,099,959)
 Class B...............     (250,166)     (173,172)      (1,639,056)    (1,865,424)
 Class C...............          N/A      (724,360)/(a)/        N/A       (472,205)/(a)/
 Class R...............          N/A           N/A              N/A     (7,378,695)/(b)/
                         -----------   -----------      -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    4,817,965     3,958,845       10,845,040     11,702,453
                         -----------   -----------      -----------    -----------
Redemption fees - Class
 A.....................           --            --            4,973             --
                         -----------   -----------      -----------    -----------
         Total Increase
             (Decrease)    8,031,859       480,960       23,183,715     12,639,861
NET ASSETS
Beginning of period....    6,478,041     5,997,081       38,180,128     25,540,267
                         -----------   -----------      -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $14,509,900   $ 6,478,041      $61,363,843    $38,180,128
                         ===========   ===========      ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --   $        --      $   194,132    $    85,876
                         ===========   ===========      ===========    ===========



/(a) //Period from November 1, 2001 through January 31, 2002 (discontinuation of class)./
/(b) //Period from November 1, 2001 through December 28, 2001 (discontinuation of class)./

See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Balanced Fund, Inc., Principal Capital Value Fund, Inc., Principal Growth Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., and Principal Utilities Fund, Inc. (the "Domestic Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Each fund offers both Class A shares and Class B shares to the public. Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but bear higher ongoing distribution fees and are subject to a declining CDSC on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Both classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Domestic Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

Effective October 31, 2002, Principal Growth Fund, Inc. acquired all the assets and assumed all the liabilities of Principal Partners LargeCap Growth Fund, Inc. pursuant to a plan of acquisition approved by shareholders of Principal Partners LargeCap Growth Fund, Inc. on October 16, 2002. The acquisition was accomplished by a tax-free exchange of shares of Principal Partners LargeCap Growth Fund, Inc. for shares of Principal Growth Fund, Inc. The aggregate net assets of Principal Growth Fund, Inc. and Principal Partners LargeCap Growth Fund, Inc. immediately before the acquisiton were approximately $282,490,000 and $9,462,000, respectively.

Principal Management Corporation is currently in the process of reviewing policies and trading records to determine whether the Domestic Growth Funds have been used as vehicles for late trading or market timing. While the review is not yet complete, Principal Management Corporation has no reason to believe at this time that any Domestic Growth Fund will experience any material gain or loss as a result of the review.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Domestic Growth
Funds:



SECURITY VALUATION . The Domestic Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price based on information provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by each fund's Board of Directors. Short-term securities are valued at amortized cost, which approximates market.



INCOME AND INVESTMENT TRANSACTIONS. . The Domestic Growth Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Domestic Growth Funds record dividend income on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Domestic Growth Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



EXPENSES. . The Domestic Growth Funds allocate daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2003 are included separately in the statements of operations.



DISTRIBUTIONS TO SHAREHOLDERS . Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, net operating losses, amortization of premiums and discounts, losses deferred due to wash sales, commission recapture, futures contracts, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as tax return of capital distributions.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.



REDEMPTION FEES . The Domestic Growth Funds will impose a redemption fee on redemptions of $30,000 or more of Class A shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the fund and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Domestic Growth Funds. These amounts are reflected in the statements of changes in net assets.


3. OPERATING POLICIES



FEES PAID INDIRECTLY. . The Domestic Growth Funds direct certain portfolio transactions to brokerage firms that, in turn, pay a portion of the Fund's operating expenses. These amounts are reflected in the statements of operations.



FUTURES CONTRACTS . The Domestic Growth Funds may enter into futures contracts as a hedge against changes in market conditions and, to a limited extent, for non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract.



JOINT TRADING ACCOUNT . The Domestic Growth Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Domestic Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments.



LINE OF CREDIT . The Domestic Growth Funds participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus ..50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each calendar quarter. At October 31, 2003, the Domestic Growth Funds had no outstanding borrowings under the line of credit.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
3. OPERATING POLICIES (CONTINUED)



REPURCHASE AGREEMENTS . The Domestic Growth Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. The value of the collateral is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event the seller of a repurchase agreement defaults, the fund could experience delays in the realization of the collateral.



SECURITIES LENDING. . The Domestic Growth Funds may lend portfolio securities to approved brokerage firms to earn additional income. Each applicable fund receives collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. Cash collateral received is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of October 31, 2003, the Domestic Growth Funds had securities on loan as follows:

                                                   VALUE OF         VALUE OF
                                               SECURITIES LOANED   COLLATERAL
                                               -----------------   ----------
 Principal Balanced Fund, Inc.                    $   464,405      $   477,550
 Principal Capital Value Fund, Inc.                 4,640,373        4,752,000
 Principal Growth Fund, Inc.                        3,317,833        3,387,000
 Principal LargeCap Stock Index Fund, Inc.            284,447          294,000
 Principal MidCap Fund, Inc.                       14,351,530       14,618,000
 Principal Partners Blue Chip Fund, Inc.            1,572,841        1,665,000
 Principal Partners Equity Growth Fund, Inc.          647,488          677,000
 Principal SmallCap Fund, Inc.                      4,675,754        4,909,000

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES . The Domestic Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the Domestic Growth Funds are as follows:

                                       NET ASSETS OF FUNDS (IN MILLIONS)
                                  ----------------------------------------
                                   FIRST    NEXT     NEXT     NEXT      OVER
                                   $100     $100     $100     $100      $400
                                   -----    ----     ----     ----      ----
Principal Balanced Fund, Inc.      .60%     .55%     .50%     .45%      .40%
Principal MidCap Fund, Inc.        .65      .60      .55      .50       .45
Principal Real Estate Fund, Inc.   .90      .85      .80      .75       .70
Principal SmallCap Fund, Inc.      .85      .80      .75      .70       .65
Principal Utilities Fund, Inc.     .60      .55      .50      .45       .40

                                      NET ASSETS OF FUNDS (IN MILLIONS)
                                 ----------------------------------------
                                  FIRST    NEXT     NEXT     NEXT       OVER
                                  $250     $250     $250     $250      $1,000
                                  -----    ----     ----     ----      ------
Principal Capital Value Fund,     .60%     .55%     .50%     .45%       .40%
Inc.
Principal Growth Fund, Inc.        .60      .55      .50      .45        .40
Principal Partners Blue Chip       .60      .55      .50      .45        .40
Fund, Inc.
Principal Partners Equity          .75      .70      .65      .60        .55
Growth Fund, Inc.
Principal Partners LargeCap        .75      .70      .65      .60        .55
Blend Fund, Inc.
Principal Partners LargeCap        .75      .70      .65      .60        .55
Value Fund, Inc.
Principal Partners SmallCap        .90      .85      .80      .75        .70
Growth Fund, Inc.

                                              OVERALL FEE
                                             -------------
Principal LargeCap Stock Index Fund, Inc.        .35%
Principal Partners MidCap Growth Fund, Inc.      .90


The Domestic Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager has voluntarily agreed to limit the funds' expenses for certain of the Domestic Growth Funds. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The limits may be changed at anytime. The operating expense limits as of October 31, 2003, are as follows:

                                                        EXPENSE LIMIT
                                                      CLASS A     CLASS B
                                                      -------     -------
 Principal Capital Value Fund, Inc.                    1.03%        N/A
 Principal LargeCap Stock Index Fund, Inc.              .90        1.25%
 Principal Partners Equity Growth Fund, Inc.           1.75        2.50
 Principal Partners LargeCap Blend Fund, Inc.          1.75        2.50
 Principal Partners LargeCap Value Fund, Inc.          1.75        2.50
 Principal Partners MidCap Growth Fund, Inc.           1.95        2.70
 Principal Partners SmallCap Growth Fund, Inc.         1.95        2.70


Effective March 1, 2003, the operating expense limits for Principal Partners LargeCap Blend Fund, Inc. and Principal Partners LargeCap Value Fund, Inc. decreased from 1.95% to 1.75% for Class A shares and from 2.70% to 2.50% for Class B shares. Also effective March 1, 2003, expense limits began for Class A shares of Principal Capital Value Fund, Inc. and Principal Partners Equity Growth Fund, Inc. Class A and Class B shares.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



DISTRIBUTION FEES . The Domestic Growth Funds bear distribution fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                           CLASS A     CLASS B
                                                           -------     -------
 All Domestic Growth Funds
      (except Principal LargeCap Stock Index Fund, Inc.)     .25%        1.00%
 Principal LargeCap Stock Index Fund, Inc.                   .15         .50


Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A and Class B shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Domestic Growth Funds which generated the excess.



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75% and Class B shares at 4.00% (0.25% and 1.25% for Principal LargeCap Stock Index Fund, Inc. share classes, respectively) of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates. As of March 1, 2003, the maximum rate increased from 4.75% to 5.75% of the offering price (1.50% for Principal LargeCap Stock Index Fund, Inc.). The aggregate amounts of these charges retained by Princor Financial Services Corporation for the year ended October 31, 2003, were as follows:

                                                                            CLASS A     CLASS B
                                                                            -------     -------
 Principal Balanced Fund, Inc.                                             $174,394    $ 34,456
 Principal Capital Value Fund, Inc.                                         434,886      58,166
 Principal Growth Fund, Inc.                                                634,634      88,603
 Principal LargeCap Stock Index Fund, Inc.                                   66,497      11,217
 Principal MidCap Fund, Inc.                                                873,886     115,375
 Principal Partners Blue Chip Fund, Inc.                                    290,827      71,190
 Principal Partners Equity Growth Fund, Inc.                                225,984      42,263
 Principal Partners LargeCap Blend Fund, Inc.                               328,326      18,816
 Principal Partners LargeCap Value Fund, Inc.                               270,226      20,428
 Principal Partners MidCap Growth Fund, Inc.                                136,068      12,773
 Principal Partners SmallCap Growth Fund, Inc.                               89,340       3,586
 Principal Real Estate Fund, Inc.                                           230,137      15,660
 Principal SmallCap Fund, Inc.                                              261,601      37,212
 Principal Utilities Fund, Inc.                                             142,335      24,070




AFFILIATED OWNERSHIP . At October 31, 2003, Principal Life Insurance Company (an affiliate of the Manager), affiliates of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Domestic Growth Funds as follows:

                                                        CLASS A      CLASS B
                                                        -------      -------
 Principal Capital Value Fund, Inc.                    3,601,385          --
 Principal Partners LargeCap Blend Fund, Inc.            399,168     100,000
 Principal Partners LargeCap Value Fund, Inc.            403,699     100,869
 Principal Partners MidCap Growth Fund, Inc.             297,903     100,000
 Principal Partners SmallCap Growth Fund, Inc.           399,265     100,000
 Principal Real Estate Fund, Inc.                        709,908     268,126

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

For the year ended October 31, 2003, the cost of affiliated securities purchased and proceeds from affiliated securities sold by the Domestic Growth Funds were as follows:

                                               PURCHASES          SALES
                                               --------           -----
                                             SHARES   COST   SHARES   PROCEEDS
                                             ------   ----   ------   --------
 Principal LargeCap Stock Index Fund, Inc.
     Principal Financial Group                217    $6,632   221      $6,371
          (parent company of Principal
 Financial Services, Inc.)





AFFILIATED BROKERAGE COMMISSIONS . With respect to Principal Utilites Fund, Inc., $29,623 of brokerage commissions were paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Domestic Growth Funds did not pay brokerage commissions to any member of the Principal Financial Group. Brokerage commissions were paid to affiliates of sub-advisors by Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Value Fund, Inc. and Principal Partners SmallCap Growth Fund, Inc., in the amounts of $238, $29,729 and $45, respectively.


5. INVESTMENT TRANSACTIONS

For the year ended October 31, 2003, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Domestic Growth Funds were as follows:

                                                                                        PURCHASES              SALES
                                                                                 ------------------------  --------------
 Principal Balanced Fund, Inc.                                                         $104,083,395         $106,821,383
 Principal Capital Value Fund, Inc.                                                     463,891,768          534,565,194
 Principal Growth Fund, Inc.                                                            138,194,008          160,628,578
 Principal LargeCap Stock Index Fund, Inc.                                               12,898,273            8,376,006
 Principal MidCap Fund, Inc.                                                            216,388,254          197,996,880
 Principal Partners Blue Chip Fund, Inc.                                                115,822,349          121,195,590
 Principal Partners Equity Growth Fund, Inc.                                             61,789,994           62,221,447
 Principal Partners LargeCap Blend Fund, Inc.                                            27,979,041           11,014,924
 Principal Partners LargeCap Value Fund, Inc.                                            16,349,424            6,430,950
 Principal Partners MidCap Growth Fund, Inc.                                             40,911,996           36,208,732
 Principal Partners SmallCap Growth Fund, Inc.                                           10,826,925            6,215,139
 Principal Real Estate Fund, Inc.                                                        37,534,486           26,310,108
 Principal SmallCap Fund, Inc.                                                          125,839,552          128,138,490
 Principal Utilities Fund, Inc.                                                          12,747,180           16,537,673

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS (CONTINUED)

Principal Balanced Fund, Inc. may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of October 31, 2003, Principal Balanced Fund, Inc. had TBA purchase commitments involving securities with face amounts of $3,850,000, cost of $3,904,328, and market values of $3,890,421.

At October 31, 2003, net federal income tax unrealized appreciation (depreciation) of investments held by the Domestic Growth Funds was composed of the following:

                                  TAX COST OF                                                        NET UNREALIZED
                                  INVESTMENTS            GROSS UNREALIZED             APPRECIATION
                                                -----------------------------------  (DEPRECIATION)
                                 IN SECURITIES  APPRECIATION       (DEPRECIATION)      OF INVESTMENTS
                                 -------------  ------------       --------------    ----------------
 Principal Balanced Fund, Inc.   $101,012,131   $       6,782,550  $    (6,174,286)    $    608,264
 Principal Capital Value Fund,    325,533,560          41,090,179       (9,567,758)      31,522,421
 Inc.
 Principal Growth Fund, Inc.      349,647,260          30,962,549      (66,873,668)     (35,911,119)
 Principal LargeCap Stock Index    60,005,690           5,506,058      (13,689,737)      (8,183,679)
 Fund, Inc.
 Principal MidCap Fund, Inc.      400,158,270          90,285,806       (8,373,448)      81,912,358
 Principal Partners Blue Chip     145,645,229          18,459,172      (16,057,239)       2,401,933
 Fund, Inc.
 Principal Partners Equity         61,398,240           3,404,194       (8,744,993)      (5,340,799)
 Growth Fund, Inc.
 Principal Partners LargeCap       43,176,977           5,137,233       (2,278,744)       2,858,489
 Blend Fund, Inc.
 Principal Partners LargeCap       41,302,862           6,505,476       (2,501,323)       4,004,153
 Value Fund, Inc.
 Principal Partners MidCap         23,942,473           6,061,681         (277,685)       5,783,996
 Growth Fund, Inc.
 Principal Partners SmallCap       10,644,630           3,573,173         (266,862)       3,306,311
 Growth Fund, Inc.
 Principal Real Estate Fund,       49,512,916          12,415,730         (383,654)      12,032,076
 Inc.
 Principal SmallCap Fund, Inc.     86,755,812          15,005,618         (930,078)      14,075,540
 Principal Utilities Fund, Inc.    66,463,401           7,572,954       (5,877,973)       1,694,981



The Domestic Growth Funds' investments are with various issuers in various industries, although Principal Real Estate Fund and Principal Utilities Fund invest primarily in the real estate and utilities industries, respectively. The schedules of investments contained herein summarize concentrations of credit risk by issuer and industry.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares were as follows:

                                                   PRINCIPAL     PRINCIPAL     PRINCIPAL       PRINCIPAL
                                                   BALANCED    CAPITAL VALUE    GROWTH       LARGECAP STOCK
                                                  FUND, INC.    FUND, INC.     FUND, INC.   INDEX FUND, INC.
                                                  -----------  -------------  -----------  ------------------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Class A.......................................     771,547     1,165,770     1,456,180       2,031,041
  Class B.......................................     348,303       262,471       359,162         575,460
 Shares issued in reinvestment of dividends and
 distributions:
  Class A.......................................     101,896       211,716            --          37,278
  Class B.......................................       9,516         6,783            --           3,600
 Shares redeemed:
  Class A.......................................  (1,249,483)   (4,419,653)   (2,133,503)     (1,800,547)
  Class B.......................................    (440,377)     (389,637)     (680,888)       (229,489)
                                                  ----------    ----------    ----------      ----------
                         Net Increase (Decrease)    (458,598)   (3,162,550)     (999,049)        617,343
                                                  ==========    ========      ==========      ==========

                                                   PRINCIPAL     PRINCIPAL     PRINCIPAL       PRINCIPAL
                                                   BALANCED    CAPITAL VALUE    GROWTH       LARGECAP STOCK
                                                  FUND, INC.    FUND, INC.     FUND, INC.   INDEX FUND, INC.
                                                  -----------  -------------  -----------  ------------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A...................                       2,184,054     2,026,603     2,620,956       4,216,015
  Class B...................                         296,548       242,962       402,856         555,764
  Class C*..................                           3,932         3,375         9,405          14,757
  Class R**.................                          10,852         9,047        16,562          34,031
 Shares issued in acquisition:
  Class A...................                              --            --       323,702              --
  Class B...................                              --            --       107,601              --
 Shares issued in reinvestment of dividends and
 distributions:
  Class A...................                         139,868       164,068            --           9,376
  Class B...................                          17,730         1,427            --             105
  Class C*..................                              --            --            --              --
  Class R**.................                           6,265         3,325            --           2,261
 Shares redeemed:
  Class A...................                      (1,657,027)   (2,940,497)   (2,698,311)     (1,142,748)
  Class B...................                        (407,487)     (374,272)     (688,719)       (293,698)
  Class C*..................                         (37,333)      (34,888)      (61,566)       (192,328)
  Class R**.................                      (1,438,117)   (1,111,217)   (1,114,179)     (2,243,833)
                                                  ----------    ----------    ----------      ----------
                         Net Increase (Decrease)    (880,715)   (2,010,067)   (1,081,693)        959,702
                                                  ==========    ==========    ==========      ==========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                   PRINCIPAL       PRINCIPAL           PRINCIPAL           PRINCIPAL
                                                    MIDCAP     PARTNERS BLUE CHIP   PARTNERS EQUITY    PARTNERS LARGECAP
                                                  FUND, INC.       FUND, INC.      GROWTH FUND, INC.   BLEND FUND, INC.
                                                  -----------  ------------------  -----------------  -------------------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Class A.......................................   1,447,240       1,115,604           1,487,270          1,835,325
  Class B.......................................     401,921         344,136             543,423            988,291
 Shares issued in reinvestment of dividends and
 distributions:
  Class A.......................................      32,082              --                  --                 --
  Class B.......................................          --              --                  --                 --
 Shares redeemed:
  Class A.......................................  (1,671,653)     (1,505,480)         (1,453,500)          (563,060)
  Class B.......................................    (693,193)       (565,071)           (518,258)          (178,432)
                                                  ----------      ----------          ----------          ---------
                         Net Increase (Decrease)    (483,603)       (610,811)             58,935          2,082,124
                                                  ==========      ==========          ==========          =========

                                                   PRINCIPAL        PRINCIPAL           PRINCIPAL           PRINCIPAL
                                                     MIDCAP     PARTNERS BLUE CHIP   PARTNERS EQUITY    PARTNERS LARGECAP
                                                   FUND, INC.       FUND, INC.      GROWTH FUND, INC.   BLEND FUND, INC.
                                                  ------------  ------------------  -----------------  -------------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A......................                    2,230,858        2,765,940           2,927,505          1,778,650
  Class B......................                      446,289          406,269             739,678            640,523
  Class C*.....................                        5,781            8,237              26,156              7,597
  Class R**....................                        7,881           12,690              18,706                N/A
 Shares issued in reinvestment of dividends and
 distributions:
  Class A......................                      293,362            4,478                  --                 --
  Class B......................                       66,919               --                  --                 --
  Class C*.....................                          910               --                  --                 --
  Class R**....................                       22,745               --                  --                N/A
 Shares redeemed:
  Class A......................                   (1,882,068 )     (2,137,577)         (1,834,435)          (277,885)
  Class B......................                     (578,451 )       (625,365)           (629,729)          (106,284)
  Class C*.....................                      (38,354)         (68,445)           (301,760)          (127,478)
  Class R**....................                     (814,599 )     (1,750,820)           (961,620)               N/A
                                                  ----------       ----------          ----------          ---------
                         Net Increase (Decrease)    (238,727 )     (1,384,593)            (15,499)         1,915,123
                                                  ==========       ==========          ==========          =========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      PRINCIPAL          PRINCIPAL          PRINCIPAL         PRINCIPAL
                                                  PARTNERS LARGECAP   PARTNERS MIDCAP   PARTNERS SMALLCAP    REAL ESTATE
                                                  VALUE FUND, INC.   GROWTH FUND, INC.  GROWTH FUND, INC.    FUND, INC.
                                                  -----------------  -----------------  ------------------  -------------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Class A.......................................     1,264,511           1,877,374            968,585        1,462,514
  Class B.......................................       546,600             794,624            487,389          403,256
 Shares issued in reinvestment of dividends and
 distributions:
  Class A.......................................         7,492                  --                 --           62,980
  Class B.......................................            --                  --                 --           15,243
 Shares redeemed:
  Class A.......................................      (576,138)         (1,028,151)          (334,805)        (904,246)
  Class B.......................................      (168,247)           (254,458)           (60,456)        (145,666)
                                                     ---------          ----------          ---------        ---------
                         Net Increase (Decrease)     1,074,218           1,389,389          1,060,713          894,081
                                                     =========          ==========          =========        =========

                                                      PRINCIPAL          PRINCIPAL          PRINCIPAL         PRINCIPAL
                                                  PARTNERS LARGECAP   PARTNERS MIDCAP   PARTNERS SMALLCAP    REAL ESTATE
                                                  VALUE FUND, INC.   GROWTH FUND, INC.   GROWTH FUND, INC.   FUND, INC.
                                                  -----------------  -----------------  ------------------  -------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A......................                      1,923,352          2,021,655            787,967         2,097,231
  Class B......................                        674,924            528,499            237,347           461,940
  Class C*.....................                          7,521              7,778                924            10,973
  Class R**....................                            N/A             15,089                N/A             5,727
 Shares issued in reinvestment of dividends and
 distributions:
  Class A......................                         10,534                 --                 --            49,988
  Class B......................                          2,530                 --                 --            13,270
  Class C*.....................                          1,177                 --                 --                --
  Class R**....................                            N/A                 --                N/A             5,300
 Shares redeemed:
  Class A......................                       (311,324)          (955,315)          (216,542)         (579,422)
  Class B......................                       (112,524)          (236,529)           (33,897)         (176,406)
  Class C*.....................                       (138,794)          (177,675)          (107,329)          (47,206)
  Class R**....................                            N/A           (461,558)               N/A          (735,972)
                                                     ---------          ---------           --------         ---------
                         Net Increase (Decrease)     2,057,396            741,944            668,470         1,105,423
                                                     =========          =========           ========         =========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      PRINCIPAL     PRINCIPAL
                                                      SMALLCAP      UTILITIES
                                                     FUND, INC.    FUND, INC.
                                                     -----------  -------------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Class A..........................................   1,714,982       785,692
  Class B..........................................     771,014       247,479
 Shares issued in reinvestment of dividends and
 distributions:
  Class A..........................................          --       244,200
  Class B..........................................          --        31,333
 Shares redeemed:
  Class A..........................................  (1,858,919)   (1,313,470)
  Class B..........................................    (589,493)     (402,819)
                                                     -----------  ------------
                            Net Increase (Decrease)      37,584      (407,585)
                                                     ==========   ============

                                                      PRINCIPAL     PRINCIPAL
                                                      SMALLCAP      UTILITIES
                                                     FUND, INC.    FUND, INC.
                                                     -----------  -------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A..........................................   4,286,033     1,587,989
  Class B..........................................     827,680       285,878
  Class C*.........................................      15,403         5,863
  Class R**........................................      31,530         7,475
 Shares issued in reinvestment of dividends and
 distributions:
  Class A..........................................          --       202,603
  Class B..........................................          --        26,925
  Class C*.........................................          --            --
  Class R**........................................          --         2,264
 Shares redeemed:
  Class A..........................................  (2,324,948)   (1,826,045)
  Class B..........................................    (575,531)     (566,311)
  Class C*.........................................    (156,529)      (71,610)
  Class R**........................................  (2,116,991)     (732,913)
                                                     ----------    ----------
                            Net Increase (Decrease)     (13,353)   (1,077,882)
                                                     ==========    ==========

* Period from November 1, 2001, through January 31, 2002 (discontinuation of Class C shares).
**Period from November 1, 2001, through December 28, 2001 (discontinuation of Class R shares).

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

Effective January 31, 2002 and December 28, 2001, respectively, Class C shares and Class R shares were discontinued and exchanged into Class A shares as follows:

                                                                                 CLASS C                CLASS R
                                                                          ---------------------  ----------------------
                                                                           SHARES     DOLLARS     SHARES       DOLLARS
                                                                          EXCHANGED  EXCHANGED   EXCHANGED    EXCHANGED
                                                                          ---------  ----------  ---------  -------------
 Principal Balanced Fund, Inc.                                              32,927   $  411,588  1,365,622   $17,234,146
 Principal Capital Value Fund, Inc.                                         31,679      691,243  1,035,368    22,664,211
 Principal Growth Fund, Inc.                                                58,198    1,731,397  1,044,339    31,695,678
 Principal LargeCap Stock Index Fund, Inc.                                 176,204    1,471,304  2,164,804    18,552,368
 Principal MidCap Fund, Inc.                                                35,586    1,237,322    741,644    26,150,354
 Principal Partners Blue Chip Fund, Inc.                                    64,534    1,138,375  1,648,780    30,222,134
 Principal Partners Equity Growth Fund, Inc.                               279,489    2,252,682    913,104     7,642,679
 Principal Partners LargeCap Blend Fund, Inc.                              126,217    1,212,946        N/A           N/A
 Principal Partners LargeCap Value Fund, Inc.                              137,459    1,463,939        N/A           N/A
 Principal Partners MidCap Growth Fund, Inc.                               170,137      879,610    441,049     2,372,843
 Principal Partners SmallCap Growth Fund, Inc.                             106,457      723,907        N/A           N/A
 Principal Real Estate Fund, Inc.                                           30,150      303,614    726,511     7,308,697
 Principal SmallCap Fund, Inc.                                             146,825    1,265,635  2,023,972    18,074,070
 Principal Utilities Fund, Inc.                                             51,740      511,193    699,252     7,412,070



7. FEDERAL TAX INFORMATION


DISTRIBUTIONS TO SHAREHOLDERS . The federal income tax character of distributions paid for years ended October 31, 2003 and 2002 were as follows:

                            ORDINARY INCOME      LONG-TERM CAPITAL GAIN    RETURN OF CAPITAL
                            ------------         ---------                 ---------
                            2003        2002      2003         2002        2003        2002
                            ----        ----      ----         ----        ----        ----
 Principal Balanced      $1,254,618  $1,985,795   $ --     $        --     $ --      $    --
 Fund, Inc.
 Principal Capital        4,129,482   3,735,849      --             --        --          --
 Value Fund, Inc.
 Principal Growth Fund,          --          --      --             --        --          --
 Inc.
 Principal LargeCap         279,196     101,590      --             --        --          --
 Stock Index Fund, Inc.
 Principal MidCap Fund,   1,022,374     706,130      --     12,533,493        --          --
 Inc.
 Principal Partners              --          --      --             --        --      83,661
 Blue Chip Fund, Inc.
 Principal Partners              --          --      --             --        --          --
 Equity Growth Fund,
 Inc.
 Principal Partners              --          --      --             --        --          --
 LargeCap Blend Fund,
 Inc.
 Principal Partners          83,042     152,580      --             --        --          --
 LargeCap Value Fund,
 Inc.
 Principal Partners              --          --      --             --        --          --
 MidCap Growth Fund,
 Inc.
 Principal Partners              --          --      --             --        --          --
 SmallCap Growth Fund,
 Inc.
 Principal Real Estate    1,198,004     868,755      --             --        --          --
 Fund, Inc.
 Principal SmallCap              --          --      --             --        --          --
 Fund, Inc.
 Principal Utilities      2,643,879   2,340,062      --             --        --          --
 Fund, Inc.

For federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
7. FEDERAL TAX INFORMATION (CONTINUED)



DISTRIBUTABLE EARNINGS. .

                                     UNDISTRIBUTED          UNDISTRIBUTED
                                     ORDINARY INCOME   LONG-TERM CAPITAL GAINS
                                    ----------------   -----------------------
 Principal Balanced Fund, Inc.         $  140,322            $        --
 Principal Capital Value Fund,
 Inc.                                   2,681,825                     --
 Principal Growth Fund, Inc.                   --                     --
 Principal LargeCap Stock Index
 Fund, Inc.                               291,966                     --
 Principal MidCap Fund, Inc.            3,129,433             19,454,603
 Principal Partners Blue Chip
 Fund, Inc.                                    --                     --
 Principal Partners Equity Growth
 Fund, Inc.                                    --                     --
 Principal Partners LargeCap Blend
 Fund, Inc.                                    --                     --
 Principal Partners LargeCap Value
 Fund, Inc.                               165,933                     --
 Principal Partners MidCap Growth
 Fund, Inc.                                    --                     --
 Principal Partners SmallCap
 Growth Fund, Inc.                             --                     --
 Principal Real Estate Fund, Inc.         194,132              1,084,571
 Principal SmallCap Fund, Inc.                 --                     --
 Principal Utilities Fund, Inc.           282,523                     --

As of October 31, 2003, the components of distributable earnings on a federal tax basis were as follows:


CAPITAL LOSS CARRYFORWARDS . Capital loss carryforwards are losses that can be used to offset future capital gains of the fund. At October 31, 2003, the Domestic Growth Funds had approximate net capital loss carryforwards as follows:

                               NET CAPITAL LOSS CARRYFORWARDS EXPIRING IN:
                               2008        2009         2010          2011
                            ----------  -----------  -----------  ------------
 Principal Balanced Fund,   $       --  $        --  $16,045,000   $        --
 Inc.
 Principal Capital Value            --   11,361,000   34,377,000            --
 Fund, Inc.
 Principal Growth Fund,             --   54,099,000   98,172,000     2,166,000
 Inc.
 Principal LargeCap Stock           --      917,000    1,755,000            --
 Index Fund, Inc.
 Principal Partners Blue            --    1,979,000   15,878,000    18,843,000
 Chip Fund, Inc.
 Principal Partners Equity   3,181,000   15,271,000    7,931,000            --
 Growth Fund, Inc.
 Principal Partners                 --      283,000    1,378,000       287,000
 LargeCap Blend Fund, Inc.
 Principal Partners                 --           --      616,000       397,000
 LargeCap Value Fund, Inc.
 Principal Partners MidCap          --    9,877,000    5,044,000            --
 Growth Fund, Inc.
 Principal Partners                 --    1,869,000    3,942,000            --
 SmallCap Growth Fund,
 Inc.
 Principal SmallCap Fund,           --    5,050,000   31,111,000            --
 Inc.
 Principal Utilities Fund,          --    6,235,000   18,782,000     3,744,000
 Inc.

                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL BALANCED FUND, INC.

                                OCTOBER 31, 2003

                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (62.25%)
ADVERTISING SERVICES (0.06%)
                                                                                                   $
 WPP Group                                                                        1,233                59,159
AEROSPACE & DEFENSE (0.08%)
 Northrop Grumman                                                                   860                76,884
AEROSPACE & DEFENSE EQUIPMENT (0.53%)
 Alliant Techsystems /1/                                                            250                12,940
 Lockheed Martin                                                                  6,066               281,219
 Moog /1/                                                                           307                13,017
 United Technologies                                                              2,520               213,419
                                                                                                      520,595
AGRICULTURAL OPERATIONS (0.27%)
 Monsanto                                                                        10,500               263,025
AIRLINES (0.15%)
 AirTran Holdings /1/                                                             2,490                40,363
 ExpressJet Holdings /1/                                                          2,230                34,119
 Southwest Airlines                                                               3,730                72,362
                                                                                                      146,844
APPAREL MANUFACTURERS (0.27%)
 Coach /1/                                                                        5,440               192,957
 VF                                                                               1,660                70,467
                                                                                                      263,424
APPLIANCES (0.05%)
 Electrolux                                                                       1,110                45,865
APPLICATIONS SOFTWARE (1.64%)
 Citrix Systems /1/                                                               6,580               166,342
 Microsoft                                                                       51,230             1,339,664
 Siebel Systems /1/                                                               4,000                50,360
 SS&C Technologies                                                                  970                21,340
 TradeStation Group /1/                                                           2,460                20,935
                                                                                                    1,598,641
ATHLETIC FOOTWEAR (0.05%)
 Reebok International                                                             1,160                45,182
AUDIO & VIDEO PRODUCTS (0.23%)
 Matsushita Electric Industrial                                                   6,000                78,720
 Pioneer                                                                          1,400                35,350
 Polycom /1/                                                                      5,610               112,368
                                                                                                      226,438
AUTO-CARS & LIGHT TRUCKS (0.26%)
 Honda Motor                                                                      3,471                69,594
 Nissan Motor                                                                     8,250               186,532
                                                                                                      256,126
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.27%)
 Paccar                                                                           3,380               266,885
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.09%)
 American Axle & Manufacturing         Holdings /1/                                 514                17,785
 Lear /1/                                                                         1,270                73,774
                                                                                                       91,559
BATTERIES & BATTERY SYSTEMS (0.03%)
 Energizer Holdings /1/                                                             810                29,808
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BEVERAGES-NON-ALCOHOLIC (0.92%)
                                                                                                   $
 Coca-Cola                                                                        5,480               254,272
 Coca-Cola Enterprises                                                           12,600               254,016
 Pepsico                                                                          8,140               389,255
                                                                                                      897,543
BEVERAGES-WINE & SPIRITS (0.07%)
 Allied Domecq                                                                    2,640                71,834
BREWERY (0.21%)
 Anheuser-Busch                                                                   4,190               206,399
BROADCASTING SERVICES & PROGRAMMING (0.21%)
 4 Kids Entertainment /1/                                                           790                19,315
 Liberty Media /1/                                                               11,910               120,172
 UnitedGlobalCom /1/                                                              8,600                60,888
                                                                                                      200,375
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.15%)
 Masco                                                                            3,050                83,875
 Simpson Manufacturing /1/                                                          290                12,978
 USG /1/                                                                          2,680                44,890
                                                                                                      141,743
BUILDING PRODUCTS-LIGHT FIXTURES (0.02%)
 Genlyte Group /1/                                                                  350                16,506
BUILDING PRODUCTS-WOOD (0.01%)
 Universal Forest Products                                                          417                12,343
BUILDING-HEAVY CONSTRUCTION (0.02%)
 Washington Group International                                                     840                23,285
BUILDING-MAINTENANCE & SERVICE (0.20%)
 Ecolab                                                                           6,300               169,407
 Rollins                                                                          1,060                21,539
                                                                                                      190,946
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.00%)
 Cavco Industries /1/                                                                14                   338
BUILDING-RESIDENTIAL & COMMERCIAL (0.80%)
 Centex                                                                           2,666               259,935
 Hovnanian Enterprises /1/                                                          550                44,704
 KB Home                                                                          1,520               104,105
 Lennar                                                                           1,630               149,715
 M/I Schottenstein Homes                                                            760                31,639
 Meritage /1/                                                                       340                20,094
 Pulte                                                                            1,940               167,829
                                                                                                      778,021
CABLE TV (0.38%)
 Comcast /1/                                                                      6,200               210,304
 Comcast /1/                                                                      5,000               163,100
                                                                                                      373,404
CASINO SERVICES (0.29%)
 International Game Technology                                                    7,670               251,193
 Scientific Games /1/                                                             2,210                29,393
                                                                                                      280,586
CELLULAR TELECOMMUNICATIONS (0.70%)
 America Movil                                                                    1,900                45,220
 AT&T Wireless Services /1/                                                      36,158               262,145
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CELLULAR TELECOMMUNICATIONS (CONTINUED)
                                                                                                   $
 Boston Communications Group /1/                                                  1,380                13,000
 Nextel Communications /1/                                                        4,870               117,854
 NTT DoCoMo                                                                       2,100                46,032
 Vodafone Group                                                                   9,213               194,855
                                                                                                      679,106
CHEMICALS-DIVERSIFIED (0.05%)
 E. I. Du Pont de Nemours                                                         1,090                44,036
 Octel                                                                              330                 6,141
                                                                                                       50,177
CHEMICALS-SPECIALTY (0.09%)
 Cytec Industries /1/                                                               410                14,313
 Sigma-Aldrich                                                                    1,349                70,755
                                                                                                       85,068
CIRCUIT BOARDS (0.05%)
 Benchmark Electronics /1/                                                          995                48,476
COMMERCIAL BANKS (1.23%)
 Banco Santander Central Hispano                                                  7,450                70,998
 BancorpSouth                                                                     1,110                26,096
 Bank of Ireland                                                                    990                49,332
 Bank of Nova Scotia                                                              1,670                82,982
 Central Pacific Financial                                                          590                15,429
 Chemical Financial                                                                 480                16,680
 City National                                                                      610                36,728
 Commerce Bancorp.                                                                  890                43,023
 Community First Bankshares                                                         500                13,575
 Cullen/Frost Bankers                                                               300                11,628
 First Bancorp.                                                                     550                18,315
 First Midwest Bancorp                                                              530                16,377
 First Tennessee National                                                         4,460               202,306
 Hibernia                                                                         1,600                36,144
 Hudson United Bancorp                                                            1,180                42,822
 Kookmin Bank                                                                     1,377                50,605
 Pacific Capital Bancorp.                                                         1,045                35,593
 Popular                                                                          1,789                80,505
 R&G Financial                                                                      900                29,610
 South Financial Group                                                            1,771                46,276
 UnionBanCal                                                                      1,920               104,006
 Zions Bancorp                                                                    2,860               175,289
                                                                                                    1,204,319
COMMERCIAL SERVICE-FINANCE (0.32%)
 H&R Block                                                                          565                26,606
 Moody's                                                                          1,577                91,198
 Paychex                                                                          5,060               196,935
                                                                                                      314,739
COMMERCIAL SERVICES (0.06%)
 Corporate Executive Board /1/                                                      430                21,934
 Pre-Paid Legal Services /1/                                                      1,200                32,592
                                                                                                       54,526
COMMUNICATIONS SOFTWARE (0.02%)
 Inter-Tel                                                                          686                17,280
COMPUTER SERVICES (0.30%)
 Anteon International /1/                                                           470                16,046
 CACI International /1/                                                             904                44,775
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (CONTINUED)
                                                                                                   $
 Cognizant Technology Solutions /1/                                                 570                25,872
 Computer Sciences /1/                                                            4,091               162,085
 FactSet Research Systems                                                         1,070                46,695
                                                                                                      295,473
COMPUTERS (0.64%)
 Hewlett-Packard                                                                  7,659               170,872
 International Business Machines                                                  5,040               450,979
                                                                                                      621,851
COMPUTERS-INTEGRATED SYSTEMS (0.46%)
 Dell /1/                                                                        11,875               428,925
 RadiSys /1/                                                                        860                16,813
                                                                                                      445,738
COMPUTERS-MEMORY DEVICES (0.75%)
 Advanced Digital Information /1/                                                 1,729                28,096
 EMC /1/                                                                         13,620               188,501
 Maxtor /1/                                                                       3,260                44,564
 SanDisk /1/                                                                        450                36,270
 Storage Technology /1/                                                             780                18,798
 TDK                                                                                790                51,792
 Veritas Software /1/                                                             9,950               359,693
                                                                                                      727,714
COMPUTERS-PERIPHERAL EQUIPMENT (0.02%)
 Electronics for Imaging /1/                                                        773                20,948
CONSULTING SERVICES (0.02%)
 Advisory Board /1/                                                                 620                22,562
CONSUMER PRODUCTS-MISCELLANEOUS (0.09%)
 Central Garden & Pet /1/                                                           450                12,447
 Dial                                                                               660                15,840
 Fortune Brands                                                                     960                62,544
                                                                                                       90,831
CONTAINERS-METAL & GLASS (0.20%)
 Ball                                                                             2,900               162,980
 Silgan Holdings /1/                                                                946                30,253
                                                                                                      193,233
CONTAINERS-PAPER & PLASTIC (0.04%)
 Pactiv /1/                                                                       1,900                41,895
COSMETICS & TOILETRIES (1.11%)
 Alberto-Culver                                                                   1,130                71,642
 Alberto-Culver                                                                     140                 8,875
 Colgate-Palmolive                                                                1,500                79,785
 Gillette                                                                           970                30,943
 Procter & Gamble                                                                 9,029               887,460
                                                                                                    1,078,705
DATA PROCESSING & MANAGEMENT (0.51%)
 Fair, Isaac                                                                      1,730               110,339
 First Data                                                                       5,390               192,423
 Fiserv /1/                                                                       2,330                82,296
 Global Payments                                                                  2,712               112,955
                                                                                                      498,013
DENTAL SUPPLIES & EQUIPMENT (0.03%)
 Sybron Dental Specialties /1/                                                    1,070                24,610
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIAGNOSTIC KITS (0.07%)
                                                                                                   $
 IDEXX Laboratories /1/                                                           1,530                72,369
DIALYSIS CENTERS (0.02%)
 DaVita /1/                                                                         690                24,219
DISPOSABLE MEDICAL PRODUCTS (0.08%)
 C.R. Bard                                                                          940                75,247
DISTRIBUTION-WHOLESALE (0.05%)
 Fastenal                                                                         1,150                51,141
DIVERSIFIED FINANCIAL SERVICES (1.47%)
 Citigroup                                                                       30,330             1,437,642
DIVERSIFIED MANUFACTURING OPERATIONS (2.35%)
 3M                                                                               5,840               460,601
 A.O. Smith                                                                         370                11,711
 Carlisle                                                                           650                37,278
 Danaher                                                                          1,490               123,446
 Eaton                                                                            1,560               156,374
 General Electric                                                                41,300             1,198,113
 Griffon /1/                                                                      1,246                24,110
 Illinois Tool Works                                                              1,660               122,093
 Siemens                                                                          1,570               105,677
 Tyco International                                                               2,680                55,958
                                                                                                    2,295,361
DIVERSIFIED MINERALS (0.19%)
 Anglo American                                                                   2,590                52,940
 BHP Billiton                                                                     4,750                78,280
 Cia Vale do Rio Doce                                                             1,170                53,527
                                                                                                      184,747
DIVERSIFIED OPERATIONS (0.06%)
 Tomkins                                                                          2,930                55,670
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.39%)
 Cendant /1/                                                                     16,090               328,719
 Rentokil Initial                                                                 2,510                47,545
                                                                                                      376,264
E-COMMERCE-SERVICES (0.06%)
 eBay /1/                                                                           800                44,752
 WebMD /1/                                                                        1,270                 9,893
                                                                                                       54,645
E-MARKETING-INFORMATION (0.05%)
 Digitas /1/                                                                      4,170                36,279
 E.piphany /1/                                                                    2,230                15,476
                                                                                                       51,755
E-SERVICES-CONSULTING (0.04%)
 Digital Insight /1/                                                              1,700                35,666
ELECTRIC PRODUCTS-MISCELLANEOUS (0.09%)
 Molex                                                                            2,910                91,345
ELECTRIC-INTEGRATED (1.80%)
 Cleco                                                                            2,284                38,257
 E.ON                                                                             3,370               169,781
 Edison International /1/                                                        13,060               257,413
 Endesa                                                                           3,850                60,945
 Entergy                                                                          5,650               304,535
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                                                                   $
 Exelon                                                                           5,524               350,498
 Great Plains Energy                                                              3,830               122,100
 Korea Electric Power                                                             4,700                50,995
 MDU Resources Group                                                              2,355                53,294
 NiSource                                                                         6,140               127,159
 PPL                                                                              3,540               141,317
 Puget Energy                                                                     1,340                30,458
 Westar Energy                                                                    2,550                50,949
                                                                                                    1,757,701
ELECTRICAL COMPONENTS & EQUIPMENT (0.05%)
 Power-One /1/                                                                    5,020                45,481
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.12%)
 DSP Group /1/                                                                      650                15,522
 Koninklijke Philips Electronics                                                  2,376                63,772
 Methode Electronics                                                              1,700                20,247
 Planar Systems /1/                                                                 580                13,421
                                                                                                      112,962
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.78%)
 Applied Micro Circuits /1/                                                       1,880                10,942
 Broadcom /1/                                                                     2,530                80,833
 Infineon Technologies /1/                                                        6,290                92,463
 Intel                                                                           29,738               982,841
 LSI Logic /1/                                                                    5,160                47,678
 Microsemi /1/                                                                    1,410                29,187
 National Semiconductor /1/                                                       1,690                68,665
 PMC - Sierra /1/                                                                 1,290                23,439
 QLogic /1/                                                                       2,100               117,705
 Silicon Laboratories /1/                                                           540                29,149
 Texas Instruments                                                                8,764               253,455
                                                                                                    1,736,357
ELECTRONIC CONNECTORS (0.03%)
 Amphenol /1/                                                                       540                31,725
ELECTRONIC MEASUREMENT INSTRUMENTS (0.31%)
 Agilent Technologies /1/                                                         6,030               150,267
 Analogic                                                                           250                10,910
 Tektronix                                                                        5,640               144,779
                                                                                                      305,956
ELECTRONICS-MILITARY (0.04%)
 Engineered Support Systems                                                         620                41,918
ENGINES-INTERNAL COMBUSTION (0.05%)
 Briggs & Stratton                                                                  772                50,188
ENTERPRISE SOFTWARE & SERVICE (0.40%)
 BEA Systems /1/                                                                  5,430                75,477
 Computer Associates International                                                7,070               166,286
 Hyperion Solutions /1/                                                             500                16,745
 ManTech International /1/                                                          460                11,252
 Oracle /1/                                                                      10,240               122,470
                                                                                                      392,230
ENTERTAINMENT SOFTWARE (0.13%)
 Electronic Arts /1/                                                              1,300               128,752
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FILTRATION & SEPARATION PRODUCTS (0.08%)
                                                                                                   $
 Pall                                                                             3,360                78,624
FINANCE-CONSUMER LOANS (0.05%)
 First Marblehead                                                                 1,148                25,428
 Portfolio Recovery Associates                                                      810                20,939
                                                                                                       46,367
FINANCE-CREDIT CARD (0.34%)
 American Express                                                                 2,090                98,084
 Capital One Financial                                                            1,280                77,824
 MBNA                                                                             6,450               159,637
                                                                                                      335,545
FINANCE-INVESTMENT BANKER & BROKER (1.79%)
 Bear Stearns                                                                     2,840               216,550
 Goldman Sachs Group                                                              3,550               333,345
 LaBranche                                                                        1,270                13,449
 Legg Mason                                                                       1,360               113,220
 Lehman Brothers Holdings                                                         4,226               304,272
 Merrill Lynch                                                                    8,030               475,376
 Morgan Stanley                                                                   4,105               225,242
 Nomura Holdings                                                                  4,000                68,600
                                                                                                    1,750,054
FINANCE-MORTGAGE LOAN/BANKER (0.96%)
 American Home Mortgage Holdings                                                  1,570                33,127
 Countrywide Credit Industries                                                    3,110               326,923
 Doral Financial                                                                    920                46,460
 Federal Home Loan Mortgage                                                       1,180                66,233
 Federal National Mortgage Association                                            5,950               426,556
 New Century Financial                                                            1,130                41,900
                                                                                                      941,199
FINANCE-OTHER SERVICES (0.08%)
 Chicago Mercantile Exchange                                                        400                27,180
 Grupo Financiero BBVA Bancomer /1/                                               3,100                52,624
                                                                                                       79,804
FINANCIAL GUARANTEE INSURANCE (0.22%)
 Ambac Financial Group                                                            3,080               217,879
FOOD-CONFECTIONERY (0.44%)
 Hershey Foods                                                                    1,950               150,345
 J.M. Smucker                                                                     1,333                58,345
 Wm. Wrigley Jr.                                                                  3,880               218,832
                                                                                                      427,522
FOOD-MISCELLANEOUS/DIVERSIFIED (0.54%)
 John B. Sanfilippo & Son /1/                                                     1,090                37,441
 Kellogg                                                                          3,510               116,286
 McCormick                                                                        3,000                88,920
 Nestle                                                                             725                39,905
 Sara Lee                                                                         5,810               115,793
 Unilever                                                                         2,164               126,919
                                                                                                      525,264
FOOD-RETAIL (0.04%)
 Whole Foods Market /1/                                                             640                37,914
FOOD-WHOLESALE & DISTRIBUTION (0.33%)
 Sysco                                                                            9,560               321,790
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GARDEN PRODUCTS (0.03%)
                                                                                                   $
 Toro                                                                               500                24,850
GAS-DISTRIBUTION (0.13%)
 AGL Resources                                                                      850                23,927
 Energen                                                                          1,160                42,769
 ONEOK                                                                            2,230                44,355
 UGI                                                                                580                17,864
                                                                                                      128,915
HEALTH CARE COST CONTAINMENT (0.06%)
 McKesson                                                                         1,960                59,329
HOTELS & MOTELS (0.08%)
 Marriott International                                                           1,910                82,512
HUMAN RESOURCES (0.10%)
 Adecco                                                                           5,077                74,886
 CDI                                                                                811                26,560
                                                                                                      101,446
IMPORT & EXPORT (0.13%)
 Mitsubishi                                                                       6,230               129,320
INDUSTRIAL AUTOMATION & ROBOTS (0.08%)
 Rockwell International                                                           2,610                81,041
INDUSTRIAL GASES (0.02%)
 Airgas                                                                             900                17,235
INSTRUMENTS-CONTROLS (0.14%)
 Johnson Controls                                                                   720                77,422
 Thermo Electron /1/                                                              2,840                62,423
                                                                                                      139,845
INSURANCE BROKERS (0.10%)
 Aon                                                                              4,430                97,017
INTERNET APPLICATION SOFTWARE (0.04%)
 Netegrity /1/                                                                    2,050                24,313
 Vignette /1/                                                                     5,580                14,006
                                                                                                       38,319
INTERNET BROKERS (0.02%)
 E*trade Group /1/                                                                2,110                21,733
INTERNET INCUBATORS (0.02%)
 Safeguard Scientifics /1/                                                        4,390                16,726
INTERNET INFRASTRUCTURE EQUIPMENT (0.01%)
 Centillium Communications /1/                                                    1,560                 8,362
INTERNET SECURITY (0.36%)
 RSA Security /1/                                                                 2,630                34,111
 Symantec /1/                                                                     4,730               315,255
                                                                                                      349,366
INTIMATE APPAREL (0.01%)
 Warnaco Group /1/                                                                  630                10,994
LEISURE & RECREATION PRODUCTS (0.06%)
 Brunswick                                                                        1,940                57,560
LIFE & HEALTH INSURANCE (0.29%)
 Lincoln National                                                                 4,900               195,657
 Stancorp Financial Group                                                           230                14,501
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LIFE & HEALTH INSURANCE (CONTINUED)
                                                                                                   $
 Torchmark                                                                        1,660                72,841
                                                                                                      282,999
LOTTERY SERVICES (0.03%)
 GTECH Holdings                                                                     700                31,276
MACHINERY-CONSTRUCTION & MINING (0.14%)
 Caterpillar                                                                      1,900               139,232
MACHINERY-FARM (0.16%)
 Deere                                                                            2,510               152,156
MACHINERY-GENERAL INDUSTRY (0.22%)
 Dover                                                                            1,550                60,481
 Ingersoll-Rand                                                                   2,510               151,604
                                                                                                      212,085
MACHINERY-PUMPS (0.03%)
 Graco                                                                              890                33,909
MEDICAL INSTRUMENTS (0.79%)
 Boston Scientific /1/                                                            1,720               116,478
 Guidant                                                                          3,280               167,313
 Medtronic                                                                        7,540               343,598
 St. Jude Medical /1/                                                             2,476               144,004
                                                                                                      771,393
MEDICAL LASER SYSTEMS (0.02%)
 Candela /1/                                                                      1,330                22,810
MEDICAL PRODUCTS (1.25%)
 Becton Dickinson                                                                 5,980               218,629
 Hanger Orthopedic Group /1/                                                      1,540                26,257
 Henry Schein /1/                                                                   520                32,266
 INAMED /1/                                                                         219                18,915
 Johnson & Johnson                                                               14,560               732,805
 Varian Medical Systems /1/                                                       1,560                99,746
 Zimmer Holdings /1/                                                              1,510                96,353
                                                                                                    1,224,971
MEDICAL STERILIZATION PRODUCT (0.02%)
 Steris /1/                                                                         924                19,238
MEDICAL-BIOMEDICAL/GENE (0.79%)
 Amgen /1/                                                                        8,430               520,637
 Celera Genomics Group /1/                                                        3,260                43,586
 Chiron /1/                                                                       1,150                62,824
 Genzyme /1/                                                                      2,030                93,177
 Human Genome Sciences /1/                                                        2,020                28,098
 Myogen                                                                             480                 7,680
 Savient Pharmaceuticals /1/                                                      2,550                15,428
                                                                                                      771,430
MEDICAL-DRUGS (2.99%)
 Abbott Laboratories                                                              2,870               122,319
 AstraZeneca                                                                      1,340                63,891
 Bradley Pharmaceuticals /1/                                                      1,210                32,513
 Bristol-Myers Squibb                                                             8,810               223,510
 Eli Lilly                                                                        2,650               176,543
 Endo Pharmaceuticals Holdings /1/                                                2,190                35,828
 Forest Laboratories /1/                                                          2,790               139,528
 GlaxoSmithKline                                                                  2,628               113,766
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                                                   $
 Hi-Tech Pharmacal /1/                                                            1,080                21,384
 ICN Pharmaceuticals                                                              1,060                20,469
 Merck                                                                            6,145               271,916
 Novartis                                                                         2,834               108,740
 Pfizer                                                                          37,902             1,197,703
 Roche Holding                                                                      450                37,237
 Sepracor /1/                                                                       520                13,848
 Teva Pharmaceutical Industries                                                     940                53,477
 Wyeth                                                                            6,490               286,469
                                                                                                    2,919,141
MEDICAL-GENERIC DRUGS (0.08%)
 Watson Pharmaceutical /1/                                                        1,980                77,755
MEDICAL-HMO (0.99%)
 Aetna                                                                            4,637               266,210
 Anthem /1/                                                                         830                56,797
 Coventry Health Care /1/                                                           460                25,185
 Humana /1/                                                                       2,610                52,957
 Sierra Health Services /1/                                                       1,050                24,454
 UnitedHealth Group                                                               8,650               440,112
 Wellpoint Health Networks /1/                                                    1,090                96,901
                                                                                                      962,616
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.03%)
 Apria Healthcare Group /1/                                                         910                26,390
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.18%)
 Cardinal Health                                                                  2,910               172,679
METAL PROCESSORS & FABRICATION (0.03%)
 Quanex                                                                             783                31,359
METAL-ALUMINUM (0.12%)
 Alcoa                                                                            3,690               116,493
METAL-DIVERSIFIED (0.09%)
 Freeport-McMoran Copper & Gold                                                   2,190                84,863
MISCELLANEOUS INVESTING (0.75%)
 Anworth Mortgage Asset                                                             970                13,619
 Capital Automotive                                                               1,323                41,159
 CBL & Associates Properties                                                        956                50,955
 Chelsea Property Group                                                             830                40,836
 Entertainment Properties Trust                                                     917                29,509
 Federal Realty Investment Trust                                                    830                31,498
 General Growth Properties                                                        1,720               131,580
 Health Care                                                                        720                23,868
 Kimco Realty                                                                     2,040                84,986
 Macerich                                                                         4,030               162,006
 Newcastle Investment                                                             1,463                34,234
 Redwood Trust                                                                      790                39,184
 SL Green Realty                                                                    400                14,460
 Thornburg Mortgage                                                               1,130                30,793
                                                                                                      728,687
MISCELLANEOUS MANUFACTURERS (0.02%)
 Applied Films /1/                                                                  714                22,384
MONEY CENTER BANKS (1.92%)
 ABN AMRO Holding                                                                 4,990               104,640
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MONEY CENTER BANKS (CONTINUED)
                                                                                                   $
 Bank of America                                                                  8,832               668,848
 Barclays                                                                         5,122               176,709
 BNP Paribas                                                                      5,500               144,503
 Credit Suisse Group                                                              4,210               148,529
 HSBC Holdings                                                                    1,776               133,324
 JP Morgan Chase                                                                 10,820               388,438
 Mitsubishi Tokyo Financial Group                                                 5,600                41,104
 UBS                                                                              1,150                70,541
                                                                                                    1,876,636
MOTORCYCLE & MOTOR SCOOTER (0.33%)
 Harley-Davidson                                                                  6,710               318,121
MULTI-LINE INSURANCE (1.74%)
 Allstate                                                                         8,613               340,214
 American International Group                                                    10,180               619,249
 Hartford Financial Services                                                      1,930               105,957
 ING Groep                                                                        2,883                60,082
 MetLife                                                                          1,160                36,424
 Old Republic International                                                       3,287               118,135
 Prudential Financial                                                             9,213               355,990
 Zurich Financial Services /1/                                                    4,900                62,720
                                                                                                    1,698,771
MULTIMEDIA (1.25%)
 Media General                                                                      363                23,976
 Meredith                                                                         1,710                82,969
 News                                                                             5,122               182,599
 Time Warner                                                                     23,419               358,077
 Viacom                                                                           4,120               164,264
 Vivendi Universal /1/                                                            5,910               124,287
 Walt Disney                                                                     12,610               285,491
                                                                                                    1,221,663
NETWORKING PRODUCTS (0.92%)
 Cisco Systems /1/                                                               41,350               867,523
 Emulex /1/                                                                       1,130                32,002
                                                                                                      899,525
OFFICE AUTOMATION & EQUIPMENT (0.36%)
 Canon                                                                            3,193               156,297
 Imagistics International /1/                                                       790                25,399
 Xerox /1/                                                                       16,194               170,037
                                                                                                      351,733
OFFICE SUPPLIES & FORMS (0.03%)
 John H. Harland                                                                    950                25,869
OIL COMPANY-EXPLORATION & PRODUCTION (0.59%)
 Apache                                                                           1,260                87,847
 Cabot Oil & Gas                                                                  1,010                25,806
 Canadian Natural Resources                                                       1,220                51,862
 Denbury Resources /1/                                                            1,630                20,571
 Devon Energy                                                                     1,380                66,930
 EOG Resources                                                                    1,790                75,431
 KCS Energy /1/                                                                   2,890                23,033
 Noble Energy                                                                     1,130                44,884
 Nuevo Energy /1/                                                                 1,065                20,959
 Patina Oil & Gas                                                                   440                18,559
 Pogo Producing                                                                   1,320                55,189
 Talisman Energy                                                                  1,050                51,240
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
                                                                                                   $
 Vintage Petroleum                                                                2,540                29,337
                                                                                                      571,648
OIL COMPANY-INTEGRATED (2.90%)
 BP Amoco                                                                           700                29,666
 ChevronTexaco                                                                    6,286               467,050
 ConocoPhillips                                                                   2,560               146,304
 ENI                                                                              1,385               110,107
 Exxon Mobil                                                                     40,128             1,467,882
 Marathon Oil                                                                     3,820               112,957
 Occidental Petroleum                                                             8,716               307,326
 Repsol YPF                                                                       4,150                72,086
 TotalFinaElf                                                                     1,555               121,399
                                                                                                    2,834,777
OIL REFINING & MARKETING (0.06%)
 Statoil                                                                          6,200                58,280
OPTICAL SUPPLIES (0.09%)
 Advanced Medical Optics /1/                                                      1,780                35,902
 Bausch & Lomb                                                                    1,180                56,829
                                                                                                       92,731
PAPER & RELATED PRODUCTS (0.52%)
 Boise Cascade                                                                    2,720                76,296
 Georgia-Pacific                                                                  3,270                85,936
 Louisiana-Pacific /1/                                                            9,470               180,119
 UPM-Kymmene Oyj                                                                  2,396                45,021
 Weyerhaeuser                                                                     1,950               117,448
                                                                                                      504,820
PHYSICIAN PRACTICE MANAGEMENT (0.02%)
 US Oncology /1/                                                                  1,610                17,613
PIPELINES (0.18%)
 Kinder Morgan                                                                    2,410               129,056
 Questar                                                                          1,340                42,545
                                                                                                      171,601
POWER CONVERTER & SUPPLY EQUIPMENT (0.04%)
 American Power Conversion                                                        2,050                41,472
PRINTING-COMMERCIAL (0.01%)
 Consolidated Graphics /1/                                                          500                13,825
PROPERTY & CASUALTY INSURANCE (0.27%)
 Fidelity National Financial                                                        810                25,045
 First American                                                                   2,030                58,159
 LandAmerica Financial Group                                                        250                12,503
 Navigators Group /1/                                                               528                16,748
 Progressive                                                                      1,000                73,800
 Stewart Information Services /1/                                                   650                20,248
 W.R. Berkley                                                                     1,530                52,464
                                                                                                      258,967
PUBLICLY TRADED INVESTMENT FUND (0.26%)
 iShares MSCI Emerging Markets Index Fund /1/                                       710               105,371
 iShares MSCI Japan Index Fund /1/                                               16,400               151,536
                                                                                                      256,907
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PUBLISHING-NEWSPAPERS (0.10%)
                                                                                                   $
 Tribune                                                                          1,990                97,610
RACETRACKS (0.02%)
 Speedway Motorsports                                                               570                16,473
REGIONAL BANKS (1.84%)
 Bank One                                                                         2,080                88,296
 Fifth Third Bancorp                                                                840                48,686
 FleetBoston Financial                                                            5,080               205,181
 National City                                                                    4,720               154,155
 U.S. Bancorp                                                                    18,125               493,363
 Wachovia                                                                        10,710               491,268
 Wells Fargo                                                                      5,528               311,337
                                                                                                    1,792,286
REINSURANCE (0.06%)
 Converium Holding /1/                                                            2,350                58,069
RENTAL-AUTO & EQUIPMENT (0.03%)
 Rent-A-Center /1/                                                                  910                28,447
RESPIRATORY PRODUCTS (0.01%)
 Respironics /1/                                                                    272                11,340
RETAIL-APPAREL & SHOE (0.36%)
 Aeropostale /1/                                                                    910                28,074
 Brown Shoe                                                                         500                17,300
 Burlington Coat Factory Warehouse                                                  650                13,943
 Claire's Stores                                                                  1,470                56,889
 Gap                                                                              7,900               150,732
 Jos. A. Bank Clothiers /1/                                                         520                22,552
 Kenneth Cole Productions /1/                                                       890                26,344
 Mothers Work /1/                                                                   350                 9,835
 Stage Stores /1/                                                                   820                23,591
                                                                                                      349,260
RETAIL-ARTS & CRAFTS (0.13%)
 Michaels Stores                                                                  2,620               124,371
RETAIL-AUTO PARTS (0.10%)
 Autozone /1/                                                                     1,020                98,022
RETAIL-BEDDING (0.20%)
 Bed Bath & Beyond /1/                                                            4,640               195,994
RETAIL-BOOKSTORE (0.06%)
 Borders Group /1/                                                                2,540                57,531
RETAIL-BUILDING PRODUCTS (0.47%)
 Home Depot                                                                       9,870               365,881
 Lowe's                                                                           1,610                94,877
                                                                                                      460,758
RETAIL-COMPUTER EQUIPMENT (0.03%)
 GameStop /1/                                                                     1,950                32,799
RETAIL-CONSUMER ELECTRONICS (0.41%)
 Best Buy /1/                                                                     5,040               293,883
 RadioShack                                                                       3,460               103,765
                                                                                                      397,648
RETAIL-DISCOUNT (1.17%)
 Target                                                                           1,420                56,431
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-DISCOUNT (CONTINUED)
                                                                                                   $
 Wal-Mart Stores                                                                 18,460             1,088,217
                                                                                                    1,144,648
RETAIL-DRUG STORE (0.33%)
 CVS                                                                              7,570               266,313
 Rite Aid /1/                                                                     9,300                53,289
                                                                                                      319,602
RETAIL-HAIR SALONS (0.05%)
 Regis                                                                            1,349                51,289
RETAIL-JEWELRY (0.10%)
 Tiffany                                                                          2,100                99,645
RETAIL-OFFICE SUPPLIES (0.32%)
 Staples /1/                                                                     11,660               312,721
RETAIL-REGIONAL DEPARTMENT STORE (0.35%)
 Federated Department Stores                                                      5,250               249,638
 Kohl's /1/                                                                         972                54,500
 Neiman Marcus Group /1/                                                            720                34,236
                                                                                                      338,374
RETAIL-RESTAURANTS (0.25%)
 CBRL Group                                                                       1,250                48,437
 McDonald's                                                                       5,410               135,304
 Yum! Brands /1/                                                                  1,840                62,818
                                                                                                      246,559
RETAIL-SPORTING GOODS (0.04%)
 Sports Authority /1/                                                             1,035                38,502
RETAIL-VIDEO RENTAL (0.08%)
 Blockbuster                                                                      2,170                41,816
 Hollywood Entertainment /1/                                                        680                10,336
 Movie Gallery /1/                                                                1,160                23,989
                                                                                                       76,141
RUBBER-TIRES (0.02%)
 Bandag                                                                             440                16,104
SAVINGS & LOANS-THRIFTS (0.44%)
 Citizens First Bancorp.                                                            280                 6,600
 FirstFed Financial /1/                                                             543                24,435
 Golden West Financial                                                            1,770               177,761
 PFF Bancorp                                                                        630                23,499
 Washington Mutual                                                                4,460               195,125
                                                                                                      427,420
SCHOOLS (0.10%)
 Apollo Group /1/                                                                 1,520                96,566
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.74%)
 GlobespanVirata /1/                                                              2,182                13,441
 Integrated Device Technology /1/                                                 3,580                56,206
 Linear Technology                                                                6,845               291,666
 Maxim Integrated Products                                                        2,555               127,009
 Micrel /1/                                                                         980                16,170
 Taiwan Semiconductor Manufacturing /1/                                           8,322                92,041
 United Microelectronics /1/                                                     17,230                90,458
 Vitesse Semiconductor /1/                                                        5,510                38,790
                                                                                                      725,781
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR EQUIPMENT (0.17%)
                                                                                                   $
 Applied Materials /1/                                                            7,120               166,394
STEEL PRODUCERS (0.11%)
 POSCO                                                                            3,790               109,834
STEEL-SPECIALTY (0.01%)
 Gibraltar Steel                                                                    424                10,184
TELECOMMUNICATION EQUIPMENT (0.58%)
 Adtran                                                                             470                31,974
 Andrew /1/                                                                       9,360               122,429
 Comverse Technology /1/                                                          4,480                80,819
 Ditech Communications /1/                                                        2,154                22,725
 Nokia                                                                            2,174                36,936
 Plantronics /1/                                                                  2,200                61,182
 Qualcomm                                                                         1,060                50,350
 Scientific-Atlanta                                                               2,060                60,976
 Telefonaktiebolaget LM Ericsson /1/                                              5,630                96,160
                                                                                                      563,551
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.18%)
 C-COR.net /1/                                                                    2,850                28,728
 Corning /1/                                                                      8,900                97,722
 JDS Uniphase /1/                                                                12,420                44,091
 Sycamore Networks /1/                                                            1,900                 9,500
                                                                                                      180,041
TELECOMMUNICATION SERVICES (0.28%)
 Allstream                                                                        1,600                80,400
 Amdocs /1/                                                                       1,650                35,409
 Avaya /1/                                                                        4,410                57,065
 Cable & Wireless                                                                15,126               103,311
                                                                                                      276,185
TELEPHONE-INTEGRATED (1.41%)
 ALLTEL                                                                             610                28,835
 AT&T                                                                             4,020                74,732
 BellSouth                                                                       14,730               387,546
 CenturyTel                                                                       1,350                48,262
 Cincinnati Bell /1/                                                              9,480                48,443
 Deutsche Telekom /1/                                                             6,560               102,402
 KT                                                                               1,711                33,724
 Nippon Telegraph & Telephone                                                     1,630                36,642
 Royal KPN /1/                                                                    4,550                34,307
 SBC Communications                                                               9,911               237,666
 Verizon Communications                                                          10,275               345,240
                                                                                                    1,377,799
TELEVISION (0.03%)
 Pegasus Communications /1/                                                         910                16,616
 Young Broadcasting /1/                                                             620                12,456
                                                                                                       29,072
THERAPEUTICS (0.23%)
 Connetics /1/                                                                      630                11,283
 CV Therapeutics /1/                                                                750                13,223
 Gilead Sciences /1/                                                              1,190                64,950
 Neurocrine Biosciences /1/                                                       2,520               118,012
 NPS Pharmaceuticals /1/                                                            800                21,064
                                                                                                      228,532
                                                                               Shares
                                                                                Held                 Value
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TOBACCO (0.38%)
                                                                                                   $
 Altria Group                                                                     5,586               259,749
 British American Tobacco                                                         2,940                70,766
 Universal                                                                          905                39,440
                                                                                                      369,955
TOOLS-HAND HELD (0.06%)
 Black & Decker                                                                   1,150                54,982
TOYS (0.13%)
 Hasbro                                                                           5,690               124,042
TRANSPORT-SERVICES (0.30%)
 FedEx                                                                            2,020               153,035
 United Parcel Service                                                            1,880               136,338
                                                                                                      289,373
TRANSPORT-TRUCK (0.06%)
 J.B. Hunt Transport Services /1/                                                   580                14,720
 Overnite                                                                           412                 9,130
 SCS Transportation                                                                 676                10,147
 Yellow /1/                                                                         702                23,061
                                                                                                       57,058
TRUCKING & LEASING (0.06%)
 Ryder System                                                                     1,960                58,800
VITAMINS & NUTRITION PRODUCTS (0.03%)
 USANA Health Sciences /1/                                                          760                25,361
WEB PORTALS (0.03%)
 United Online /1/                                                                  930                26,775
WIRELESS EQUIPMENT (0.04%)
 InterDigital Communications /1/                                                  1,410                23,956
 SBA Communications /1/                                                           3,950                16,076
                                                                                                       40,032
                                                                   TOTAL COMMON STOCKS             60,755,650

                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (19.99%)
AEROSPACE & DEFENSE (0.02%)
 Boeing                                                                     $                     $
  6.13%; 02/15/33                                                                15,000                14,610
AEROSPACE & DEFENSE EQUIPMENT (0.04%)
 Lockheed Martin
  7.65%; 05/01/16                                                                35,000                42,140
AGRICULTURAL OPERATIONS (0.03%)
 Bunge Limited Finance
  5.88%; 05/15/13                                                                25,000                25,169
AIRLINES (0.26%)
 Northwest Airlines
  7.58%; 09/01/20                                                                57,374                59,188
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
AIRLINES (CONTINUED)
 Southwest Airlines                                                          $                     $
  5.10%; 05/01/06                                                               182,426               191,865
                                                                                                      251,053
ASSET BACKED SECURITIES (0.09%)
 Chase Funding Mortgage Loan
  3.07%; 08/25/17                                                                90,000                90,549
AUTO-CARS & LIGHT TRUCKS (0.17%)
 DaimlerChrysler Holding
  4.05%; 06/04/08                                                                25,000                24,167
  4.75%; 01/15/08                                                                15,000                14,988
  7.30%; 01/15/12                                                                30,000                32,431
 Ford Motor
  7.45%; 07/16/31                                                                55,000                49,406
 General Motors
  8.25%; 07/15/23                                                                40,000                42,078
                                                                                                      163,070
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.06%)
 Navistar International
  9.38%; 06/01/06                                                                50,000                54,750
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.09%)
 Delphi
  6.50%; 05/01/09                                                                15,000                15,855
  6.50%; 08/15/13                                                                25,000                25,392
 Lear
  7.96%; 05/15/05                                                                45,000                48,375
                                                                                                       89,622
AUTOMOBILE SEQUENTIAL (0.21%)
 Ford Credit Auto Owner Trust
  4.72%; 12/15/05                                                               200,000               205,220
BEVERAGES-NON-ALCOHOLIC (0.08%)
 Coca-Cola Enterprises
  4.38%; 09/15/09                                                                20,000                20,325
  5.25%; 05/15/07                                                                25,000                26,881
 PepsiAmericas
  3.88%; 09/12/07                                                                35,000                35,359
                                                                                                       82,565
BREWERY (0.13%)
 Cia Brasileira de Bebidas
  10.50%; 12/15/11                                                               40,000                45,300
 Coors Brewing
  6.38%; 05/15/12                                                                50,000                54,363
 SABMiller /2/
  6.63%; 08/15/33                                                                30,000                31,425
                                                                                                      131,088
BROADCASTING SERVICES & PROGRAMMING (0.08%)
 Grupo Televisa
  8.50%; 03/11/32                                                                20,000                21,000
 Liberty Media
  3.50%; 09/25/06                                                                60,000                59,255
                                                                                                       80,255
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.21%)
 CRH America
  6.40%; 10/15/33                                                                25,000                25,502
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (CONTINUED)
 CRH America (continued)
                                                                             $                     $
  6.95%; 03/15/12                                                                35,000                39,487
 Masco
  5.88%; 07/15/12                                                                35,000                37,207
  6.00%; 05/03/04                                                               100,000               102,071
                                                                                                      204,267
BUILDING PRODUCTS-AIR & HEATING (0.08%)
 York International
  6.63%; 08/15/06                                                                75,000                81,181
BUILDING PRODUCTS-WOOD (0.02%)
 Celulosa Arauco y Constitucion /2/
  5.13%; 07/09/13                                                                15,000                14,592
BUILDING-RESIDENTIAL & COMMERCIAL (0.11%)
 DR Horton
  8.50%; 04/15/12                                                                50,000                56,250
 KB Home
  7.75%; 02/01/10                                                                45,000                47,475
                                                                                                      103,725
CABLE & OTHER PAY TV SERVICES (0.08%)
 AT&T Broadband
  8.38%; 03/15/13                                                                63,000                76,154
CABLE TV (0.51%)
 British Sky Broadcasting
  8.20%; 07/15/09                                                                35,000                40,777
 Comcast
  5.30%; 01/15/14                                                                 5,000                 4,914
  5.50%; 03/15/11                                                                90,000                92,899
  5.85%; 01/15/10                                                                 5,000                 5,312
  7.05%; 03/15/33                                                                35,000                37,289
 Comcast Cable Communications
  6.75%; 01/30/11                                                                25,000                27,673
 Cox Communications
  4.63%; 06/01/13                                                                15,000                14,269
  5.50%; 10/01/15                                                                20,000                19,843
  6.75%; 03/15/11                                                               125,000               139,382
 EchoStar DBS
   5.75%; 10/01/08 /2/                                                           30,000                29,888
  10.38%; 10/01/07                                                               40,000                44,150
 Rogers Cable
  6.25%; 06/15/13                                                                40,000                40,000
                                                                                                      496,396
CASINO HOTELS (0.20%)
 Boyd Gaming
  9.25%; 08/01/09                                                                50,000                56,187
 Mandalay Resort Group
  6.45%; 02/01/06                                                                25,000                25,937
  6.50%; 07/31/09                                                                15,000                15,469
 MGM Mirage
  6.00%; 10/01/09                                                                20,000                20,250
  7.25%; 10/15/06                                                                 5,000                 5,338
  8.50%; 09/15/10                                                                25,000                28,344
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CASINO HOTELS (CONTINUED)
 Park Place Entertainment
                                                                             $                     $
  8.50%; 11/15/06                                                                40,000                44,100
                                                                                                      195,625
CASINO SERVICES (0.04%)
 International Game Technology
  8.38%; 05/15/09                                                                35,000                41,768
CELLULAR TELECOMMUNICATIONS (0.23%)
 AT&T Wireless Services
  7.88%; 03/01/11                                                                65,000                74,274
 Telus
  7.50%; 06/01/07                                                                40,000                44,423
  8.00%; 06/01/11                                                                10,000                11,497
 Verizon Wireless Capital
  5.38%; 12/15/06                                                                65,000                69,419
 Vodafone Group
  5.00%; 12/16/13                                                                30,000                29,552
                                                                                                      229,165
CHEMICALS-DIVERSIFIED (0.06%)
 Chevron Phillips Chemical
  7.00%; 03/15/11                                                                50,000                55,249
CIRCUIT BOARDS (0.04%)
 Jabil Circuit
  5.88%; 07/15/10                                                                40,000                41,324
COAL (0.04%)
 Peabody Energy
  6.88%; 03/15/13                                                                40,000                42,100
COATINGS & PAINT (0.03%)
 Valspar
  6.00%; 05/01/07                                                                25,000                26,824
COMMERCIAL BANKS (0.05%)
 Union Planters Bank
  5.13%; 06/15/07                                                                50,000                52,915
COMMERCIAL SERVICE-FINANCE (0.02%)
 Deluxe
  5.00%; 12/15/12                                                                15,000                14,945
COMPUTER SERVICES (0.04%)
 Unisys
  8.13%; 06/01/06                                                                35,000                38,325
COMPUTERS-INTEGRATED SYSTEMS (0.02%)
 NCR
  7.13%; 06/15/09                                                                15,000                16,442
CONSUMER PRODUCTS-MISCELLANEOUS (0.13%)
 American Greetings
  6.10%; 08/01/28                                                                50,000                50,812
 Fortune Brands /2/
  7.13%; 11/01/04                                                                75,000                78,958
                                                                                                      129,770
CONTAINERS-PAPER & PLASTIC (0.04%)
 Norampac /2/
  6.75%; 06/01/13                                                                40,000                41,600
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CREDIT CARD ASSET BACKED SECURITIES (1.68%)
 American Express Credit Account      Master Trust
                                                                             $                     $
  5.53%; 10/15/08                                                               500,000               536,490
 Discover Card Master Trust I
  5.60%; 05/16/06                                                             1,000,000             1,001,648
 MBNA Credit Card Master Note Trust
  3.90%; 11/15/07                                                               100,000               103,134
                                                                                                    1,641,272
CRUISE LINES (0.02%)
 Royal Caribbean Cruises
  8.00%; 05/15/10                                                                15,000                16,125
DATA PROCESSING & MANAGEMENT (0.02%)
 Certegy /2/
  4.75%; 09/15/08                                                                15,000                15,316
DIVERSIFIED FINANCIAL SERVICES (0.42%)
 Citigroup
  3.50%; 02/01/08                                                                25,000                24,981
  5.88%; 02/22/33                                                                20,000                19,628
  6.00%; 02/21/12                                                                25,000                27,196
  6.63%; 06/15/32                                                                50,000                54,100
 General Electric Capital
  6.75%; 03/15/32                                                               125,000               138,608
 John Deere Capital
  3.13%; 12/15/05                                                                40,000                40,859
  7.00%; 03/15/12                                                                30,000                34,355
 NiSource Finance
  3.20%; 11/01/06                                                                40,000                40,045
  5.40%; 07/15/14                                                                30,000                29,996
                                                                                                      409,768
DIVERSIFIED MANUFACTURING OPERATIONS (0.13%)
 General Electric
  5.00%; 02/01/13                                                                 5,000                 5,032
 Pacifica Papers
  10.00%; 03/15/09                                                               35,000                37,100
 SPX
  6.25%; 06/15/11                                                                40,000                40,100
 Tyco International
  6.38%; 02/15/06                                                                40,000                42,350
                                                                                                      124,582
DIVERSIFIED MINERALS (0.05%)
 Corp. Nacional del Cobre de Chile /2/
  5.50%; 10/15/13                                                                20,000                20,090
 Vale Overseas /2/
  9.00%; 08/15/13                                                                25,000                26,500
                                                                                                       46,590
DIVERSIFIED OPERATIONS (0.05%)
 Hutchison Whampoa International /2/
  6.50%; 02/13/13                                                                50,000                52,077
ELECTRIC-INTEGRATED (1.44%)
 Alabama Power
  5.60%; 03/15/33                                                                15,000                14,314
  5.70%; 02/15/33                                                                10,000                 9,681
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 Appalachian Power
                                                                             $                     $
  5.95%; 05/15/33                                                                15,000                14,024
 Arizona Public Service
  6.50%; 03/01/12                                                                20,000                21,883
 Carolina Power & Light
  6.65%; 04/01/08                                                                40,000                44,360
 CenterPoint Energy Houston Electric /2/
  5.70%; 03/15/13                                                                20,000                20,868
  5.88%; 06/01/08                                                                25,000                25,729
 CenterPoint Energy Resources /2/
  7.88%; 04/01/13                                                                40,000                45,451
 Cincinnati Gas & Electric
  5.40%; 06/15/33                                                                15,000                13,314
 Consolidated Edison
  3.63%; 08/01/08                                                                25,000                24,800
 Consumers Energy
  4.25%; 04/15/08 /2/                                                            10,000                10,064
  6.00%; 03/15/05                                                                35,000                36,778
 Dayton Power & Light /2/
  5.13%; 10/01/13                                                                30,000                30,102
 Dominion Resources
  4.13%; 02/15/08                                                                50,000                50,837
 DTE Energy
  7.05%; 06/01/11                                                                25,000                28,229
 Duke Energy
  4.50%; 04/01/10                                                                30,000                30,232
 Entergy Gulf States /2/
  3.60%; 06/01/08                                                                25,000                23,933
 Exelon
  6.75%; 05/01/11                                                                30,000                33,244
 FPL Group Capital
  3.25%; 04/11/06                                                                25,000                25,293
 GPU
  7.70%; 12/01/05                                                               100,000               108,071
 Indianapolis Power & Light
  7.38%; 08/01/07                                                                35,000                38,714
 MidAmerican Energy Holdings
  6.75%; 12/30/31                                                                50,000                53,635
 Niagara Mohawk Power
  5.38%; 10/01/04                                                                50,000                51,605
 Northeast Utilities
  3.30%; 06/01/08                                                                20,000                19,260
 Ohio Power
  4.85%; 01/15/14                                                                20,000                19,300
 Oncor Electric Delivery
  6.38%; 05/01/12                                                                45,000                49,303
 PacifiCorp
  5.45%; 09/15/13                                                                25,000                25,711
 Pepco Holdings
  3.75%; 02/15/06                                                                80,000                81,409
  4.00%; 05/15/10                                                                10,000                 9,675
 Power Contract Financing /2/
  5.20%; 02/01/06                                                                25,000                24,945
 Progress Energy
  6.55%; 03/01/04                                                               225,000               228,639
 PSI Energy
  5.00%; 09/15/13                                                                30,000                29,555
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 Puget Energy
                                                                             $                     $
  3.36%; 06/01/08                                                                25,000                24,152
 Southern California Edison
  8.00%; 02/15/07                                                                40,000                44,900
 Southwestern Electric Power
  4.50%; 07/01/05                                                                50,000                51,789
 TXU Energy /2/
  6.13%; 03/15/08                                                                20,000                21,430
 Wisconsin Electric Power
  5.63%; 05/15/33                                                                25,000                23,888
                                                                                                    1,409,117
ELECTRONIC CONNECTORS (0.04%)
 Thomas & Betts
  8.25%; 01/15/04                                                                40,000                40,200
FEDERAL & FEDERALLY SPONSORED CREDIT (0.06%)
 Housing Urban Development
  2.99%; 08/01/05                                                                60,000                61,037
FINANCE-AUTO LOANS (0.45%)
 Ford Motor Credit
  6.50%; 01/25/07                                                                20,000                20,636
  6.88%; 02/01/06                                                               125,000               130,824
 General Motors Acceptance
  5.13%; 05/09/08                                                                30,000                30,470
  6.88%; 09/15/11                                                               155,000               159,899
  7.00%; 02/01/12                                                                15,000                15,503
  8.00%; 11/01/31                                                                45,000                46,278
 Toyota Motor Credit
  2.80%; 01/18/06                                                                35,000                35,543
                                                                                                      439,153
FINANCE-CONSUMER LOANS (0.35%)
 American General Finance
  5.38%; 09/01/09                                                                35,000                37,084
  5.88%; 07/14/06                                                                20,000                21,598
 Household Finance
  4.75%; 07/15/13                                                                20,000                19,342
  5.75%; 01/30/07                                                               210,000               226,730
  7.63%; 05/17/32                                                                30,000                35,641
                                                                                                      340,395
FINANCE-INVESTMENT BANKER & BROKER (0.60%)
 Banque Paribas
  6.88%; 03/01/09                                                                40,000                45,365
 Bear Stearns
  3.00%; 03/30/06                                                                40,000                40,510
  4.00%; 01/31/08                                                                45,000                45,720
 Goldman Sachs Group
  4.13%; 01/15/08                                                                35,000                35,734
  6.60%; 01/15/12                                                               170,000               188,556
 Lehman Brothers Holdings
  6.63%; 01/18/12                                                                65,000                72,735
 Merrill Lynch
  4.50%; 11/04/10                                                                35,000                34,979
 Morgan Stanley
  4.25%; 05/15/10                                                                20,000                19,703
  5.30%; 03/01/13                                                                25,000                25,371
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Morgan Stanley (continued)
                                                                             $                     $
  6.75%; 04/15/11                                                                70,000                78,660
                                                                                                      587,333
FINANCE-LEASING COMPANY (0.03%)
 Boeing Capital
  4.75%; 08/25/08                                                                25,000                25,738
FINANCE-MORTGAGE LOAN/BANKER (1.83%)
 Countrywide Home Loan
  4.25%; 12/19/07                                                                25,000                25,503
  5.25%; 06/15/04                                                               100,000               102,259
 Federal Home Loan Mortgage
  3.25%; 02/25/08                                                               225,000               222,340
  4.75%; 10/11/12                                                                80,000                78,514
  4.75%; 05/06/13                                                                75,000                72,765
  6.75%; 03/15/31                                                               256,000               293,396
 Federal National Mortgage Association
  2.38%; 03/17/06                                                                75,000                74,773
  2.88%; 05/19/08                                                                50,000                48,452
  3.70%; 11/01/07                                                               230,000               232,530
  3.75%; 07/29/05                                                               175,000               178,248
  4.00%; 09/02/08                                                                60,000                60,312
  4.32%; 07/26/07                                                                90,000                93,603
  4.75%; 02/21/13                                                                75,000                73,470
  5.25%; 08/01/12                                                               145,000               147,116
  7.25%; 05/15/30                                                                70,000                84,697
                                                                                                    1,787,978
FINANCE-OTHER SERVICES (0.15%)
 Verizon Global Funding
  7.25%; 12/01/10                                                                25,000                28,551
  7.75%; 12/01/30                                                               100,000               115,749
                                                                                                      144,300
FOOD-DAIRY PRODUCTS (0.05%)
 Dean Foods
  6.63%; 05/15/09                                                                40,000                42,000
  8.15%; 08/01/07                                                                 5,000                 5,525
                                                                                                       47,525
FOOD-MISCELLANEOUS/DIVERSIFIED (0.36%)
 Cadbury Schweppes US Finance /2/
  3.88%; 10/01/08                                                                40,000                39,690
 ConAgra Foods
  7.50%; 09/15/05                                                                75,000                82,051
 Corn Products International
  8.45%; 08/15/09                                                                40,000                44,900
 General Mills
  6.00%; 02/15/12                                                                30,000                32,073
 Kellogg
  6.60%; 04/01/11                                                                25,000                27,932
 Kraft Foods
  4.63%; 11/01/06                                                                85,000                88,595
  6.25%; 06/01/12                                                                35,000                37,715
                                                                                                      352,956
FOOD-RETAIL (0.17%)
 Delhaize America
  7.38%; 04/15/06                                                                45,000                48,038
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FOOD-RETAIL (CONTINUED)
 Kroger
                                                                             $                     $
  6.20%; 06/15/12                                                                25,000                26,716
  7.50%; 04/01/31                                                                20,000                22,881
 Safeway
  5.80%; 08/15/12                                                                70,000                72,545
                                                                                                      170,180
FORESTRY (0.02%)
 Tembec Industries
  8.63%; 06/30/09                                                                15,000                14,625
GAS-DISTRIBUTION (0.02%)
 KeySpan
  7.63%; 11/15/10                                                                20,000                23,793
GOLD MINING (0.01%)
 Placer Dome
  6.38%; 03/01/33                                                                 4,000                 3,999
  6.45%; 10/15/35                                                                10,000                10,074
                                                                                                       14,073
HOME DECORATION PRODUCTS (0.03%)
 Newell Rubbermaid
  4.00%; 05/01/10                                                                10,000                 9,444
  4.63%; 12/15/09                                                                15,000                14,990
                                                                                                       24,434
HOME EQUITY-SEQUENTIAL (0.14%)
 Long Beach Mortgage Loan Trust
  4.92%; 05/25/32                                                                56,561                56,971
 Residential Asset Securities
  4.59%; 10/25/26                                                                80,000                82,180
                                                                                                      139,151
INDUSTRIAL GASES (0.07%)
 Praxair
  4.75%; 07/15/07                                                                50,000                52,506
  6.50%; 03/01/08                                                                10,000                11,139
                                                                                                       63,645
INSTRUMENTS-CONTROLS (0.02%)
 Parker Hannifin
  4.88%; 02/15/13                                                                20,000                19,777
INSTRUMENTS-SCIENTIFIC (0.04%)
 PerkinElmer
  8.88%; 01/15/13                                                                35,000                38,325
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.03%)
 AMVESCAP
  5.38%; 02/27/13                                                                10,000                 9,674
  5.90%; 01/15/07                                                                20,000                21,548
                                                                                                       31,222
LIFE & HEALTH INSURANCE (0.08%)
 Lincoln National
  5.25%; 06/15/07                                                                25,000                26,495
 Nationwide Financial Services
  5.63%; 02/13/15                                                                10,000                10,108
 Protective Life
  4.30%; 06/01/13                                                                40,000                37,608
                                                                                                       74,211
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
LOTTERY SERVICES (0.05%)
 GTECH Holdings /2/
                                                                             $                     $
  4.75%; 10/15/10                                                                50,000                50,238
MACHINERY-CONSTRUCTION & MINING (0.05%)
 Case
  6.25%; 12/01/03                                                                50,000                50,000
MEDICAL-DRUGS (0.10%)
 Eli Lilly
  5.50%; 07/15/06                                                                60,000                64,502
 Wyeth
  5.25%; 03/15/13                                                                30,000                30,441
                                                                                                       94,943
MEDICAL-HMO (0.21%)
 Anthem
  4.88%; 08/01/05                                                               200,000               208,034
MEDICAL-HOSPITALS (0.10%)
 HCA
  6.95%; 05/01/12                                                                50,000                51,779
  7.13%; 06/01/06                                                                10,000                10,711
 Tenet Healthcare
  6.50%; 06/01/12                                                                40,000                37,100
                                                                                                       99,590
METAL PROCESSORS & FABRICATION (0.04%)
 Timken
  5.75%; 02/15/10                                                                40,000                39,032
METAL-DIVERSIFIED (0.14%)
 Falconbridge
  5.38%; 06/01/15                                                                10,000                 9,603
  7.35%; 06/05/12                                                                15,000                16,887
 Noranda
  7.25%; 07/15/12                                                                50,000                55,864
 Rio Tinto Finance
  5.75%; 07/03/06                                                                50,000                53,918
                                                                                                      136,272
MISCELLANEOUS INVESTING (0.12%)
 Centerpoint Properties Trust
  4.75%; 08/01/10                                                                30,000                30,023
 Duke Realty
  4.63%; 05/15/13                                                                40,000                38,159
 Prologis
  5.50%; 03/01/13                                                                20,000                20,432
 United Dominion Realty Trust
  6.50%; 06/15/09                                                                30,000                33,006
                                                                                                      121,620
MONEY CENTER BANKS (0.22%)
 Bank of America
  4.88%; 09/15/12                                                               125,000               124,714
  7.40%; 01/15/11                                                                35,000                40,852
 HBOS /2/
  6.00%; 11/01/33                                                                30,000                29,569
 United Overseas Bank /2/
  4.50%; 07/02/13                                                                20,000                19,019
                                                                                                      214,154
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (1.35%)
 DLJ Commercial Mortgage
                                                                             $                     $
  6.59%; 02/15/08                                                               700,000               776,688
 JP Morgan Chase Commercial Mortgage Securities
  6.04%; 11/15/35                                                               150,000               162,857
 LB-UBS Commercial Mortgage Trust
  0.63%; 03/15/34 /2/ /3/                                                       708,201                19,979
  5.97%; 03/15/26                                                               325,000               353,599
                                                                                                    1,313,123
MULTI-LINE INSURANCE (0.14%)
 Allstate
  5.35%; 06/01/33                                                                20,000                18,241
 Hartford Financial Services Group
  2.38%; 06/01/06                                                                35,000                34,623
  4.63%; 07/15/13                                                                20,000                19,068
 MetLife
  5.38%; 12/15/12                                                                35,000                35,952
 Safeco
  4.88%; 02/01/10                                                                25,000                25,594
                                                                                                      133,478
MULTIMEDIA (0.45%)
 AOL Time Warner
  5.63%; 05/01/05                                                                20,000                20,989
  6.15%; 05/01/07                                                                70,000                76,098
  7.63%; 04/15/31                                                               110,000               122,916
 Gannett
  4.95%; 04/01/05                                                                75,000                78,172
 News America
  4.75%; 03/15/10                                                                15,000                15,255
  6.55%; 03/15/33                                                                30,000                30,644
  6.63%; 01/09/08                                                                35,000                38,861
 Viacom
  6.63%; 05/15/11                                                                15,000                16,803
 Walt Disney
  6.38%; 03/01/12                                                                40,000                43,656
                                                                                                      443,394
NON-HAZARDOUS WASTE DISPOSAL (0.04%)
 Allied Waste
  8.50%; 12/01/08                                                                35,000                38,587
NON-HOTEL GAMBLING (0.04%)
 Mohegan Tribal Gaming Authority /2/
  6.38%; 07/15/09                                                                40,000                40,950
OIL & GAS DRILLING (0.17%)
 Nabors Holdings
  4.88%; 08/15/09                                                                45,000                46,917
 Nabors Industries
  6.80%; 04/15/04                                                                50,000                51,198
 Pride International
  9.38%; 05/01/07                                                                35,000                36,138
 Transocean
  6.63%; 04/15/11                                                                25,000                27,673
                                                                                                      161,926
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (0.73%)
 Anadarko Petroleum
                                                                             $                     $
  5.38%; 03/01/07                                                               120,000               128,552
 Canadian Natural Resources
  7.20%; 01/15/32                                                                25,000                28,510
 Chesapeake Energy
  8.38%; 11/01/08                                                                40,000                43,800
 Devon Energy
  7.95%; 04/15/32                                                                40,000                47,831
 Devon Financing
  6.88%; 09/30/11                                                                 5,000                 5,642
 EnCana
  4.75%; 10/15/13                                                                20,000                19,640
 Forest Oil
  8.00%; 06/15/08                                                                40,000                42,800
 Kerr-McGee
  5.88%; 09/15/06                                                               100,000               107,240
 Nexen
  7.88%; 03/15/32                                                                25,000                29,442
 Pemex Project Funding Master Trust
  7.88%; 02/01/09                                                               185,000               207,200
 XTO Energy
  7.50%; 04/15/12                                                                45,000                50,400
                                                                                                      711,057
OIL COMPANY-INTEGRATED (0.17%)
 Amerada Hess
  6.65%; 08/15/11                                                                 5,000                 5,312
  7.88%; 10/01/29                                                                20,000                21,279
 Occidental Petroleum
  4.00%; 11/30/07                                                                25,000                25,246
 PanCanadian Energy
  7.20%; 11/01/31                                                                35,000                39,904
 Petro-Canada
  5.35%; 07/15/33                                                                20,000                17,666
 Petrobras International Finance
  9.13%; 07/02/13                                                                30,000                31,200
 Petronas Capital /2/
  7.88%; 05/22/22                                                                20,000                22,681
                                                                                                      163,288
OIL FIELD MACHINERY & EQUIPMENT (0.04%)
 Grant Prideco
  9.00%; 12/15/09                                                                40,000                43,200
OIL REFINING & MARKETING (0.12%)
 Enterprise Products Partners
  6.38%; 02/01/13                                                                15,000                16,244
 Tesoro Petroleum
  8.00%; 04/15/08                                                                40,000                42,400
 Valero Energy
  6.88%; 04/15/12                                                                55,000                60,412
                                                                                                      119,056
OPTICAL SUPPLIES (0.02%)
 Bausch & Lomb
  6.75%; 12/15/04                                                                20,000                20,700
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PAPER & RELATED PRODUCTS (0.33%)
 Abitibi-Consolidated
                                                                             $                     $
  6.95%; 12/15/06                                                                50,000                51,545
 Cascades
  7.25%; 02/15/13                                                                50,000                52,250
 International Paper
  6.75%; 09/01/11                                                                25,000                27,612
 Norske Skog /2/
  7.63%; 10/15/11                                                                50,000                55,906
 Sappi Papier Holding /2/
  6.75%; 06/15/12                                                                20,000                21,552
 Smurfit Capital Funding
  6.75%; 11/20/05                                                                40,000                41,000
 Weyerhaeuser
  6.13%; 03/15/07                                                                60,000                64,885
  6.75%; 03/15/12                                                                10,000                10,825
                                                                                                      325,575
PHARMACY SERVICES (0.09%)
 Express Scripts
  9.63%; 06/15/09                                                                45,000                48,487
 Omnicare
  8.13%; 03/15/11                                                                40,000                43,800
                                                                                                       92,287
PIPELINES (0.28%)
 Buckeye Partners
  4.63%; 07/15/13                                                                35,000                33,531
 Duke Energy Field Services
  7.88%; 08/16/10                                                                20,000                23,369
 Enbridge Energy Partners
  4.75%; 06/01/13                                                                30,000                28,727
 Equitable Resources
  5.15%; 11/15/12                                                                25,000                25,633
 Kinder Morgan Energy Partners
  6.75%; 03/15/11                                                                35,000                39,396
 National Fuel Gas
  5.25%; 03/01/13                                                                25,000                24,720
 TEPPCO Partners
  6.13%; 02/01/13                                                                45,000                47,378
 Texas Eastern Transmission
  5.25%; 07/15/07                                                                50,000                52,904
                                                                                                      275,658
POULTRY (0.18%)
 Tyson Foods
  6.63%; 10/01/04                                                               125,000               129,686
  7.25%; 10/01/06                                                                40,000                44,176
                                                                                                      173,862
PROPERTY & CASUALTY INSURANCE (0.10%)
 ACE INA Holdings
  8.20%; 08/15/04                                                                30,000                31,448
 Travelers Property Casualty
  6.38%; 03/15/33                                                                15,000                15,580
 XL Capital
  6.50%; 01/15/12                                                                45,000                49,077
                                                                                                       96,105
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PUBLISHING-BOOKS (0.06%)
 Reed Elsevier Capital
                                                                             $                     $
  6.13%; 08/01/06                                                                55,000                59,975
REAL ESTATE OPERATOR & DEVELOPER (0.06%)
 EOP Operating
  7.00%; 07/15/11                                                                50,000                56,288
REGIONAL AUTHORITY (0.12%)
 Financement Quebec
  5.00%; 10/25/12                                                               115,000               117,154
REGIONAL BANKS (0.71%)
 Bank One
  7.63%; 08/01/05                                                                80,000                87,539
 KeyCorp
  4.63%; 05/16/05                                                               100,000               104,165
  8.00%; 07/01/04                                                                30,000                31,236
 Korea Development Bank
  7.13%; 04/22/04                                                                75,000                76,875
 PNC Funding
  5.75%; 08/01/06                                                               100,000               107,543
 SunTrust Banks
  5.05%; 07/01/07                                                                35,000                37,520
 Wachovia
  5.63%; 12/15/08                                                               100,000               107,949
 Wells Fargo
  3.12%; 08/15/08                                                                30,000                29,405
  5.13%; 02/15/07                                                               100,000               106,621
                                                                                                      688,853
REINSURANCE (0.06%)
 Berkshire Hathaway /2/
  4.63%; 10/15/13                                                                55,000                53,952
RESEARCH & DEVELOPMENT (0.03%)
 Science Applications International
  5.50%; 07/01/33 /2/                                                             5,000                 4,435
  7.13%; 07/01/32                                                                25,000                27,387
                                                                                                       31,822
RETAIL-MAJOR DEPARTMENT STORE (0.04%)
 JC Penney
  9.75%; 06/15/21                                                                40,000                41,600
RETAIL-REGIONAL DEPARTMENT STORE (0.01%)
 Kohl's
  6.00%; 01/15/33                                                                10,000                 9,999
RETAIL-RESTAURANTS (0.06%)
 Yum! Brands
  7.70%; 07/01/12                                                                50,000                56,375
SAVINGS & LOANS-THRIFTS (0.09%)
 Washington Mutual
  3.97%; 03/25/33                                                                72,000                71,833
  5.50%; 01/15/13                                                                15,000                15,355
                                                                                                       87,188
SOVEREIGN (0.33%)
 Chile Government
  5.50%; 01/15/13                                                                10,000                10,233
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SOVEREIGN (CONTINUED)
 Mexico Government
                                                                             $                     $
  8.00%; 09/24/22                                                                20,000                21,750
  8.30%; 08/15/31                                                                35,000                38,885
  8.38%; 01/14/11                                                               190,000               222,965
 Poland Government
  6.25%; 07/03/12                                                                30,000                32,325
                                                                                                      326,158
SPECIAL PURPOSE ENTITY (0.05%)
 Fondo Latinoamericano de Reservas /2/
  3.00%; 08/01/06                                                                45,000                44,697
SUPRANATIONAL BANK (0.09%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                                                65,000                68,492
  6.88%; 03/15/12                                                                20,000                22,005
                                                                                                       90,497
TELECOMMUNICATION SERVICES (0.08%)
 Citizens Communications
  7.63%; 08/15/08                                                                30,000                34,436
 MasTec
  7.75%; 02/01/08                                                                45,000                45,000
                                                                                                       79,436
TELEPHONE-INTEGRATED (1.06%)
 ALLTEL
  7.00%; 07/01/12                                                                40,000                45,501
  7.88%; 07/01/32                                                                 5,000                 6,053
 AT&T
  6.00%; 03/15/09                                                                20,000                21,300
 BellSouth
  6.88%; 10/15/31                                                                20,000                21,880
 British Telecommunications
  7.88%; 12/15/05                                                               230,000               254,666
 Deutsche Telekom International Finance
  5.25%; 07/22/13                                                               130,000               129,199
 France Telecom
  9.00%; 03/01/11                                                                70,000                84,449
 SBC Communications
  5.88%; 08/15/12                                                                30,000                31,733
 Sprint Capital
  6.00%; 01/15/07                                                                40,000                42,389
  6.13%; 11/15/08                                                                35,000                36,862
  6.88%; 11/15/28                                                                40,000                37,643
  6.90%; 05/01/19                                                                30,000                29,733
 Telecom Italia Capital /2/
  4.00%; 11/15/08                                                                35,000                34,957
  5.25%; 11/15/13                                                                35,000                34,728
  6.38%; 11/15/33                                                                20,000                19,815
 Telefonica Europe
  7.75%; 09/15/10                                                                75,000                88,508
 Telefonos de Mexico
  8.25%; 01/26/06                                                               100,000               110,625
                                                                                                    1,030,041
TEXTILE-HOME FURNISHINGS (0.03%)
 Mohawk Industries
  6.50%; 04/15/07                                                                30,000                33,041
                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TOOLS-HAND HELD (0.02%)
 Stanley Works
                                                                             $                     $
  4.90%; 11/01/12                                                                20,000                20,029
TRANSPORT-RAIL (0.20%)
 Burlington Northern Santa Fe
  7.95%; 08/15/30                                                                15,000                18,293
 Canadian Pacific Railway
  5.75%; 03/15/33                                                                15,000                14,295
 CSX
  6.25%; 10/15/08                                                                65,000                71,348
 Union Pacific
  4.70%; 01/02/24                                                                15,000                14,658
  5.75%; 10/15/07                                                                70,000                75,124
                                                                                                      193,718
VENTURE CAPITAL (0.04%)
 Arch Western Finance /2/
  6.75%; 07/01/13                                                                35,000                36,225
                                                                           TOTAL BONDS             19,510,533

                                                                             Principal
         Type                    Rate                  Maturity                Amount                Value
--------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (5.73%)
                                                                             $                     $
FHLMC /4/               5.00%                   12/01/17 - 08/01/33           1,932,684             1,947,374
FHLMC /4/               5.50%                   03/01/33 - 11/01/33           2,066,919             2,084,401
FHLMC                   6.00%                   01/01/29                        216,034               222,245
FHLMC                   6.50%                   12/01/20 - 07/01/31             473,783               493,082
FHLMC                   7.00%                   12/01/27 - 09/01/31             266,022               280,240
FHLMC                   7.50%                   10/01/30 - 01/01/31             216,170               230,843
FHLMC                   8.00%                   12/01/30 - 02/01/31             308,088               331,644
                                                              TOTAL FHLMC CERTIFICATES              5,589,829

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (5.63%)
FNMA                    4.50%                   05/01/10 - 07/01/33             588,707               581,468
FNMA                    5.00%                   03/01/18                        117,301               119,235
FNMA /4/                5.50%                   01/01/33 - 11/01/33           3,157,934             3,187,435
FNMA                    6.00%                   06/01/06 - 03/01/32             742,535               776,433
FNMA                    6.50%                   01/01/04 - 10/01/31             604,003               630,530
FNMA                    7.00%                   02/01/32                        190,307               200,368
                                                               TOTAL FNMA CERTIFICATES              5,495,469





                                                                             Principal
         Type                    Rate                  Maturity                Amount                Value
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (1.61%)
                                                                             $                     $
GNMA I                  6.00%                   06/15/32                        127,507               131,776
GNMA I                  6.50%                   05/15/32                        424,700               444,695
GNMA I                  7.00%                   10/15/29 - 02/15/32             512,638               543,329
GNMA II                 6.00%                   06/20/26 - 06/20/27             434,475               448,741
                                                               TOTAL GNMA CERTIFICATES              1,568,541

                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
TREASURY BONDS (3.14%)
 U.S. Treasury
                                                                             $                     $
  4.25%; 08/15/13                                                               575,000               572,664
  4.88%; 02/15/12                                                                55,000                58,021
  5.00%; 08/15/11                                                               150,000               160,060
  5.38%; 02/15/31                                                               275,000               284,184
  6.25%; 05/15/30                                                               225,000               257,265
  7.13%; 02/15/23                                                               240,000               296,953
  7.25%; 05/15/16                                                                50,000                61,963
  7.50%; 11/15/16                                                               265,000               335,153
  8.00%; 11/15/21                                                               285,000               381,956
 U.S. Treasury Inflation-Indexed Obligations
  3.38%; 01/15/07                                                               174,750               190,566
 U.S. Treasury Strip /1/
  0.00%; 02/15/15                                                               800,000               463,819
                                                                  TOTAL TREASURY BONDS              3,062,604

                                                                             Principal
                                                                               Amount                Value
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.28%)
DIVERSIFIED FINANCIAL SERVICES (2.90%)
 Investment in Joint Trading Account; General Electric Capital
  1.04%; 11/03/03                                                             2,830,354             2,830,354
FINANCE-OTHER SERVICES (2.38%)
 Delaware Funding
  1.04%; 11/03/03                                                             2,330,000             2,329,865
                                                                TOTAL COMMERCIAL PAPER              5,160,219



                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL BALANCED FUND, INC.

                                OCTOBER 31, 2003


                                           Principal Amount
                                                                    Value
----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.49%)
 Lehman Brothers; 1.04%, 11/03/03
  (collateralized by FHLBC; $487,101;
  02/06/09) /5/                                $477,550            $477,550
                           TOTAL REPURCHASE AGREEMENTS              477,550
                                                                   --------


            TOTAL PORTFOLIO INVESTMENTS (104.12%)             101,620,395
LIABILITIES, NET OF CASH, RECEIVABLES, AND OTHER
 ASSETS (-4.12%)                                              (4,017,111)
                       TOTAL NET ASSETS (100.00%)             $97,603,284
                                                              -------------


/1 //Non-income producing security./
/2 //Restricted Security - The fund held securities which may require /
  /registration under the Securities Act of 1933, or an exemption / /therefrom, in order to effect their sale in the ordinary course of / /business. At the end of the period, restricted securities totaled / /$1,041,361 or 1.07% of net assets./
/3 //Variable rate./
/4 //Security or a portion of the security was purchased in a "to-be-/
  /announced" ("TBA") transaction. See Notes to Financial Statements./
/5 //Security was purchased with the cash proceeds from securities loans./
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL CAPITAL VALUE FUND, INC.

                                OCTOBER 31, 2003

                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (96.69%)
AEROSPACE & DEFENSE EQUIPMENT (1.18%)
 Lockheed Martin                                          90,285            $  4,185,613
AGRICULTURAL OPERATIONS (1.30%)
 Monsanto                                                184,530               4,622,476
APPLICATIONS SOFTWARE (0.87%)
 Citrix Systems /1/                                      122,600               3,099,328
AUDIO & VIDEO PRODUCTS (0.73%)
 Polycom /1/                                             129,400               2,591,882
AUTO-MEDIUM & HEAVY DUTY TRUCKS (1.42%)
 Paccar                                                   63,781               5,036,148
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.45%)
 Lear /1/                                                 27,480               1,596,313
BEVERAGES-NON-ALCOHOLIC (1.64%)
 Coca-Cola Enterprises                                   172,880               3,485,261
 Pepsico                                                  49,200               2,352,744
                                                                               5,838,005
BROADCASTING SERVICES & PROGRAMMING (1.68%)
 Liberty Media /1/                                       386,122               3,895,971
 UnitedGlobalCom /1/                                     291,500               2,063,820
                                                                               5,959,791
BUILDING-MAINTENANCE & SERVICE (0.72%)
 Ecolab                                                   94,600               2,543,794
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.00%)
 Cavco Industries                                            706                  17,050
BUILDING-RESIDENTIAL & COMMERCIAL (3.79%)
 Centex                                                   52,927               5,160,382
 Lennar                                                   54,835               5,036,595
 Pulte                                                    37,700               3,261,427
                                                                              13,458,404
CABLE TV (0.33%)
 Comcast /1/                                              35,090               1,190,253
CELLULAR TELECOMMUNICATIONS (1.14%)
 AT&T Wireless Services /1/                              558,415               4,048,509
CHEMICALS-SPECIALTY (0.66%)
 Sigma-Aldrich                                            44,760               2,347,662
COMMERCIAL BANKS (3.97%)
 City National                                            21,020               1,265,614
 First Tennessee National                                 84,890               3,850,611
 Popular                                                  60,178               2,708,010
 UnionBanCal                                              62,170               3,367,749
 Zions Bancorp                                            47,960               2,939,468
                                                                              14,131,452
COMPUTER SERVICES (0.86%)
 Computer Sciences /1/                                    77,090               3,054,306
COMPUTERS (0.80%)
 Hewlett-Packard                                          55,930               1,247,798
 International Business Machines                          17,831               1,595,518
                                                                               2,843,316
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-MEMORY DEVICES (0.50%)
 Veritas Software /1/                                     49,550            $  1,791,232
CONTAINERS-METAL & GLASS (1.00%)
 Ball                                                     63,400               3,563,080
COSMETICS & TOILETRIES (1.83%)
 Procter & Gamble                                         66,133               6,500,213
DATA PROCESSING & MANAGEMENT (0.75%)
 Global Payments                                          64,363               2,680,719
DIVERSIFIED FINANCIAL SERVICES (4.96%)
 Citigroup /2/                                           372,030              17,634,222
DIVERSIFIED MANUFACTURING OPERATIONS (1.49%)
 Eaton                                                    52,900               5,302,696
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (1.46%)
 Cendant /1/                                             254,660               5,202,704
ELECTRIC PRODUCTS-MISCELLANEOUS (0.84%)
 Molex                                                    95,240               2,989,584
ELECTRIC-INTEGRATED (5.90%)
 Edison International /1/                                239,780               4,726,064
 Entergy                                                  92,675               4,995,183
 Exelon                                                   85,550               5,428,147
 Great Plains Energy                                     115,400               3,678,952
 PPL                                                      53,844               2,149,452
                                                                              20,977,798
ELECTRONIC MEASUREMENT INSTRUMENTS (1.34%)
 Agilent Technologies /1/                                 95,700               2,384,844
 Tektronix                                                92,650               2,378,325
                                                                               4,763,169
ENTERPRISE SOFTWARE & SERVICE (0.83%)
 Computer Associates International                       124,970               2,939,294
FINANCE-INVESTMENT BANKER & BROKER (6.03%)
 Bear Stearns                                             52,090               3,971,862
 Goldman Sachs Group                                      47,210               4,433,019
 Lehman Brothers Holdings                                 74,037               5,330,664
 Merrill Lynch                                           130,030               7,697,776
                                                                              21,433,321
FINANCE-MORTGAGE LOAN/BANKER (1.64%)
 Countrywide Credit Industries                            55,640               5,848,877
FINANCIAL GUARANTEE INSURANCE (0.79%)
 Ambac Financial Group                                    39,645               2,804,487
FOOD-CONFECTIONERY (0.55%)
 J.M. Smucker                                             44,551               1,949,997
HEALTH CARE COST CONTAINMENT (0.57%)
 McKesson                                                 66,500               2,012,955
LIFE & HEALTH INSURANCE (0.68%)
 Lincoln National                                         60,500               2,415,765
MACHINERY-FARM (0.30%)
 Deere                                                    17,330               1,050,545
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (0.29%)
 Merck                                                    22,960            $  1,015,980
MEDICAL-HMO (1.29%)
 Aetna                                                    79,751               4,578,505
MISCELLANEOUS INVESTING (3.13%)
 General Growth Properties                                57,600               4,406,400
 Kimco Realty                                             68,400               2,849,544
 Macerich                                                 96,700               3,887,340
                                                                              11,143,284
MONEY CENTER BANKS (3.72%)
 Bank of America /2/                                     140,686              10,654,151
 JP Morgan Chase                                          72,120               2,589,108
                                                                              13,243,259
MULTI-LINE INSURANCE (5.54%)
 Allstate                                                133,920               5,289,840
 American International Group                             23,170               1,409,431
 Hartford Financial Services                              65,950               3,620,655
 Old Republic International                              106,684               3,834,223
 Prudential Financial                                    143,168               5,532,012
                                                                              19,686,161
MULTIMEDIA (1.03%)
 Time Warner                                             167,869               2,566,717
 Walt Disney                                              48,600               1,100,304
                                                                               3,667,021
OFFICE AUTOMATION & EQUIPMENT (0.43%)
 Xerox /1/                                               146,309               1,536,245
OIL COMPANY-EXPLORATION & PRODUCTION (0.25%)
 Pogo Producing                                           21,590                 902,678
OIL COMPANY-INTEGRATED (8.14%)
 ChevronTexaco                                            63,460               4,715,078
 ConocoPhillips                                           50,040               2,859,786
 Exxon Mobil /2/                                         457,463              16,733,996
 Occidental Petroleum                                    130,949               4,617,262
                                                                              28,926,122
PAPER & RELATED PRODUCTS (1.11%)
 Weyerhaeuser                                             65,400               3,939,042
PIPELINES (0.40%)
 Questar                                                  44,555               1,414,621
PROPERTY & CASUALTY INSURANCE (0.33%)
 First American                                           41,140               1,178,661
REGIONAL BANKS (5.34%)
 FleetBoston Financial                                    32,900               1,328,831
 U.S. Bancorp                                            274,571               7,473,823
 Wachovia                                                162,300               7,444,701
 Wells Fargo                                              48,780               2,747,289
                                                                              18,994,644
RETAIL-DRUG STORE (1.54%)
 CVS                                                     104,460               3,674,903
 Rite Aid /1/                                            313,100               1,794,063
                                                                               5,468,966
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-REGIONAL DEPARTMENT STORE (1.83%)
 Federated Department Stores                             113,800            $  5,411,190
 Neiman Marcus Group /1/                                  23,240               1,105,062
                                                                               6,516,252
SAVINGS & LOANS-THRIFTS (0.93%)
 Golden West Financial                                    33,010               3,315,194
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.53%)
 Integrated Device Technology /1/                        118,950               1,867,515
TELEPHONE-INTEGRATED (4.82%)
 ALLTEL                                                   21,660               1,023,868
 AT&T                                                    142,140               2,642,383
 BellSouth                                               256,093               6,737,807
 CenturyTel                                               45,660               1,632,345
 SBC Communications                                       63,356               1,519,277
 Verizon Communications                                  106,562               3,580,483
                                                                              17,136,163
THERAPEUTICS (1.11%)
 Neurocrine Biosciences /1/                               83,900               3,929,037
TOBACCO (0.39%)
 Altria Group                                             29,650               1,378,725
TRANSPORT-SERVICES (1.45%)
 FedEx                                                    67,970               5,149,407
TRANSPORT-TRUCK (0.09%)
 Overnite                                                 14,375                 318,550
                                            TOTAL COMMON STOCKS              343,730,992

                                                      Principal
                                                       Amount                  Value
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.41%)
DIVERSIFIED FINANCIAL SERVICES (2.41%)
 Investment in Joint Trading Account; General
  Electric Capital
  1.04%; 11/03/03                                    $ 8,572,989            $  8,572,989
                                         TOTAL COMMERCIAL PAPER                8,572,989

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL CAPITAL VALUE FUND, INC.

                                OCTOBER 31, 2003


                                                 Shares
                                                  Held                  Value
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.34%)
 Citigroup Global Markets Holdings;
  0.99%, 11/03/03 (collateralized by
  U.S. Treasury Note; $3,911,280;
  02/15/11) /3/                                $3,871,000            $  3,871,000
 Merrill Lynch; 1.08%, 11/03/03
  (collateralized by U.S.Treasury
  Strips; $898,622; 11/15/08 - 08/15/28)
  /3/                                             881,000                 881,000
                             TOTAL REPURCHASE AGREEMENTS                4,752,000
                                                                     ------------

                   TOTAL PORTFOLIO INVESTMENTS (100.44%)              357,055,981

LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER
 ASSETS (-0.44%)                                             (1,554,742)
                      TOTAL NET ASSETS (100.00%)             $355,501,239
                                                             --------------

                                                          Unrealized
   Contract                    Opening       Current     Gain (Loss)
     Type        Commitment  Market Value  Market Value
---------------------------------------------------------------------
FUTURES CONTRACTS
15 Russell 1000    Buy        $4,144,875    $4,214,625      $69,750
December, 2003
Futures


/1 //Non-income producing security./
/2 //Security or a portion of the security was pledged to cover margin /
  /requirements for futures contracts./
/3 //Security was purchased with the cash proceeds from securities loans./

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL GROWTH FUND, INC.

                                OCTOBER 31, 2003

                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (99.13%)
APPAREL MANUFACTURERS (1.91%)
                                                                           $
 Coach /1/                                              167,200               5,930,584
APPLICATIONS SOFTWARE (4.83%)
 Microsoft                                              514,100              13,443,715
 Siebel Systems /1/                                     122,130               1,537,617
                                                                             14,981,332
BREWERY (1.25%)
 Anheuser-Busch                                          78,680               3,875,777
CABLE TV (1.66%)
 Comcast /1/                                            157,730               5,145,153
CASINO SERVICES (1.14%)
 International Game Technology                          108,500               3,553,375
COMMERCIAL SERVICE-FINANCE (3.12%)
 H&R Block                                               17,546                 826,241
 Moody's                                                 48,477               2,803,425
 Paychex                                                155,700               6,059,844
                                                                              9,689,510
COMPUTER SERVICES (0.46%)
 FactSet Research Systems                                32,400               1,413,936
COMPUTERS-INTEGRATED SYSTEMS (1.96%)
 Dell /1/                                               168,528               6,087,231
COMPUTERS-MEMORY DEVICES (1.55%)
 Veritas Software /1/                                   133,040               4,809,396
COSMETICS & TOILETRIES (3.84%)
 Alberto-Culver                                          33,800               2,142,920
 Alberto-Culver                                           3,850                 244,052
 Colgate-Palmolive                                       45,950               2,444,080
 Procter & Gamble                                        72,190               7,095,555
                                                                             11,926,607
DATA PROCESSING & MANAGEMENT (1.05%)
 Fair, Isaac                                             34,600               2,206,788
 First Data                                              29,800               1,063,860
                                                                              3,270,648
DIAGNOSTIC KITS (0.47%)
 IDEXX Laboratories /1/                                  31,000               1,466,300
DISTRIBUTION-WHOLESALE (0.50%)
 Fastenal                                                34,850               1,549,779
DIVERSIFIED FINANCIAL SERVICES (1.69%)
 Citigroup                                              110,683               5,246,374
DIVERSIFIED MANUFACTURING OPERATIONS (7.81%)
 3M                                                      93,986               7,412,676
 Danaher                                                 19,700               1,632,145
 General Electric                                       394,740              11,451,407
 Illinois Tool Works                                     50,730               3,731,192
                                                                             24,227,420
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.88%)
 Intel                                                  284,932               9,417,003
 Texas Instruments                                      197,713               5,717,860
                                                                             15,134,863
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENTERPRISE SOFTWARE & SERVICE (0.74%)
                                                                           $
 BEA Systems /1/                                        165,760               2,304,064
FINANCE-INVESTMENT BANKER & BROKER (2.33%)
 Legg Mason                                              41,400               3,446,550
 Morgan Stanley                                          69,173               3,795,523
                                                                              7,242,073
FINANCE-MORTGAGE LOAN/BANKER (1.30%)
 Federal National Mortgage Association                   56,410               4,044,033
 Ocean West Holding                                         100                      15
                                                                              4,044,048
FOOD-CONFECTIONERY (0.93%)
 Wm. Wrigley Jr.                                         51,140               2,884,296
FOOD-MISCELLANEOUS/DIVERSIFIED (0.87%)
 McCormick                                               90,600               2,685,384
FOOD-RETAIL (0.37%)
 Whole Foods Market /1/                                  19,340               1,145,702
FOOD-WHOLESALE & DISTRIBUTION (2.03%)
 Sysco                                                  186,810               6,288,025
INTERNET SECURITY (2.09%)
 Symantec /1/                                            97,380               6,490,377
MACHINERY-PUMPS (0.33%)
 Graco                                                   26,900               1,024,890
MEDICAL INSTRUMENTS (3.85%)
 Medtronic                                              164,990               7,518,594
 St. Jude Medical /1/                                    76,281               4,436,503
                                                                             11,955,097
MEDICAL PRODUCTS (5.61%)
 Becton Dickinson                                       102,380               3,743,013
 Johnson & Johnson                                      210,510              10,594,968
 Varian Medical Systems /1/                              48,000               3,069,120
                                                                             17,407,101
MEDICAL-BIOMEDICAL/GENE (2.16%)
 Amgen /1/                                              108,580               6,705,901
MEDICAL-DRUGS (6.35%)
 Forest Laboratories /1/                                 85,540               4,277,855
 Pfizer                                                 488,025              15,421,590
                                                                             19,699,445
MEDICAL-HMO (2.39%)
 UnitedHealth Group                                     145,940               7,425,427
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.71%)
 Cardinal Health                                         89,360               5,302,622
MOTORCYCLE & MOTOR SCOOTER (1.72%)
 Harley-Davidson                                        112,900               5,352,589
MULTI-LINE INSURANCE (1.85%)
 American International Group                            94,130               5,725,928
NETWORKING PRODUCTS (4.85%)
 Cisco Systems /1/                                      717,940              15,062,381
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-INTEGRATED (1.36%)
                                                                           $
 Exxon Mobil                                            115,150               4,212,187
REGIONAL BANKS (0.48%)
 Fifth Third Bancorp                                     25,610               1,484,356
RETAIL-ARTS & CRAFTS (1.23%)
 Michaels Stores                                         80,150               3,804,720
RETAIL-BEDDING (1.93%)
 Bed Bath & Beyond /1/                                  141,700               5,985,408
RETAIL-CONSUMER ELECTRONICS (1.84%)
 Best Buy /1/                                            97,700               5,696,887
RETAIL-DISCOUNT (3.34%)
 Wal-Mart Stores                                        175,620              10,352,799
RETAIL-JEWELRY (0.99%)
 Tiffany                                                 64,590               3,064,795
RETAIL-OFFICE SUPPLIES (1.30%)
 Staples /1/                                            150,100               4,025,682
RETAIL-REGIONAL DEPARTMENT STORE (0.54%)
 Kohls /1/                                               29,941               1,678,792
SCHOOLS (0.95%)
 Apollo Group /1/                                        46,430               2,949,698
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (3.29%)
 Linear Technology                                      147,849               6,299,846
 Maxim Integrated Products                               78,621               3,908,250
                                                                             10,208,096
SEMICONDUCTOR EQUIPMENT (1.64%)
 Applied Materials /1/                                  217,830               5,090,687
THERAPEUTICS (0.64%)
 Gilead Sciences /1/                                     36,200               1,975,796
                                           TOTAL COMMON STOCKS              307,583,538

                                                     Principal
                                                       Amount                  Value
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.89%)
DIVERSIFIED FINANCIAL SERVICES (0.89%)
 Investment in Joint Trading Account; General
  Electric Capital                                   10,000,000
                                                     $                     $
  1.04%; 11/03/03                                     2,765,603               2,765,603
                                        TOTAL COMMERCIAL PAPER                2,765,603

                                                     Principal
                                                       Amount                  Value
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.09%)
 Citigroup Global Markets Holdings; 0.99%,
  11/03/03 (collateralized by U.S. Treasury
  Note; $3,422,243;                                  $                     $
  02/15/11) /2/                                       3,387,000               3,387,000
                                   TOTAL REPURCHASE AGREEMENTS                3,387,000
                                                                           ------------

                         TOTAL PORTFOLIO INVESTMENTS (101.11%)              313,736,141
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS
 (-1.11%)                                                                    (3,454,065)
                                    TOTAL NET ASSETS (100.00%)             $310,282,076
                                                                           ---------------


/1 /Non-income producing security.
/2 /Security was purchased with the cash proceeds from securities loans.

                            SCHEDULE OF INVESTMENTS
                   PRINCIPAL LARGECAP STOCK INDEX FUND, INC.

                                OCTOBER 31, 2003

                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (96.26%)
ADVERTISING AGENCIES (0.20%)
                                                               $
 Interpublic Group                            1,916                 28,510
 Omnicom Group                                  930                 74,214
                                                                   102,724
AEROSPACE & DEFENSE (0.61%)
 Boeing                                       4,115                158,386
 Northrop Grumman                               896                 80,102
 Raytheon                                     2,025                 53,622
 Rockwell Collins                               879                 24,129
                                                                   316,239
AEROSPACE & DEFENSE EQUIPMENT (0.77%)
 General Dynamics                               966                 80,854
 Goodrich                                       576                 15,909
 Lockheed Martin                              2,207                102,316
 United Technologies                          2,295                194,364
                                                                   393,443
AGRICULTURAL OPERATIONS (0.06%)
 Monsanto                                     1,280                 32,064
AIRLINES (0.16%)
 Delta Air Lines                                610                  7,942
 Southwest Airlines                           3,831                 74,322
                                                                    82,264
APPAREL MANUFACTURERS (0.12%)
 Jones Apparel Group                            619                 21,356
 Liz Claiborne                                  532                 19,625
 VF                                             526                 22,329
                                                                    63,310
APPLIANCES (0.06%)
 Maytag                                         385                  9,779
 Whirlpool                                      337                 23,748
                                                                    33,527
APPLICATIONS SOFTWARE (2.96%)
 Citrix Systems /1/                             809                 20,451
 Compuware /1/                                1,873                 10,526
 Intuit /1/                                   1,004                 50,180
 Mercury Interactive /1/                        422                 19,598
 Microsoft                                   52,928              1,384,067
 Parametric Technology /1/                    1,298                  4,037
 Siebel Systems /1/                           2,418                 30,443
                                                                 1,519,302
ATHLETIC FOOTWEAR (0.18%)
 Nike                                         1,290                 82,431
 Reebok International                           289                 11,257
                                                                    93,688
AUTO-CARS & LIGHT TRUCKS (0.44%)
 Ford Motor                                   8,959                108,673
 General Motors                               2,745                117,129
                                                                   225,802
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.11%)
 Navistar International /1/                     337                 13,625
 Paccar                                         570                 45,007
                                                                    58,632
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.08%)
                                                               $
 Dana                                           734                 11,949
 Delphi Automotive Systems                    2,743                 24,413
 Visteon                                        639                  4,128
                                                                    40,490
BEVERAGES-NON-ALCOHOLIC (2.02%)
 Coca-Cola                                   12,029                558,146
 Coca-Cola Enterprises                        2,214                 44,634
 Pepsi Bottling Group                         1,312                 29,244
 Pepsico                                      8,446                403,888
                                                                 1,035,912
BEVERAGES-WINE & SPIRITS (0.05%)
 Brown-Forman                                   298                 25,145
BREWERY (0.41%)
 Adolph Coors                                   180                 10,089
 Anheuser-Busch                               4,047                199,355
                                                                   209,444
BROADCASTING SERVICES & PROGRAMMING (0.24%)
 Clear Channel Communications                 3,010                122,868
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.17%)
 Masco                                        2,300                 63,250
 Vulcan Materials                               497                 22,022
                                                                    85,272
BUILDING PRODUCTS-AIR & HEATING (0.07%)
 American Standard /1/                          354                 33,878
BUILDING-MAINTENANCE & SERVICE (0.07%)
 Ecolab                                       1,271                 34,177
BUILDING-RESIDENTIAL & COMMERCIAL (0.14%)
 Centex                                         302                 29,445
 KB Home                                        230                 15,753
 Pulte                                          303                 26,212
                                                                    71,410
CABLE TV (0.73%)
 Comcast /1/                                 11,014                373,595
CASINO HOTELS (0.04%)
 Harrah's Entertainment                         536                 23,316
CASINO SERVICES (0.11%)
 International Game Technology                1,689                 55,315
CELLULAR TELECOMMUNICATIONS (0.43%)
 AT&T Wireless Services /1/                  13,274                 96,236
 Nextel Communications /1/                    5,068                122,646
                                                                   218,882
CHEMICALS-DIVERSIFIED (0.90%)
 Dow Chemical                                 4,494                169,379
 E. I. Du Pont de Nemours                     4,875                196,950
 Hercules /1/                                   540                  5,643
 PPG Industries                                 830                 47,849
 Rohm & Haas                                  1,089                 42,798
                                                                   462,619
CHEMICALS-SPECIALTY (0.10%)
 Eastman Chemical                               381                 12,367
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (CONTINUED)
                                                               $
 Engelhard                                      617                 17,634
 Great Lakes Chemical                           248                  5,332
 Sigma-Aldrich                                  346                 18,148
                                                                    53,481
CIRCUIT BOARDS (0.05%)
 Jabil Circuit /1/                              974                 27,126
COATINGS & PAINT (0.05%)
 Sherwin-Williams                               715                 23,981
COMMERCIAL BANKS (0.78%)
 AmSouth Bancorp                              1,718                 40,579
 BB&T                                         2,643                102,205
 First Tennessee National                       617                 27,987
 Marshall & Ilsley                            1,110                 39,760
 North Fork Bancorp.                            745                 29,040
 Regions Financial                            1,090                 40,058
 SouthTrust                                   1,652                 52,616
 Synovus Financial                            1,476                 40,738
 Zions Bancorp                                  439                 26,906
                                                                   399,889
COMMERCIAL SERVICE-FINANCE (0.40%)
 Concord EFS /1/                              2,381                 25,453
 Deluxe                                         260                 10,496
 Equifax                                        691                 16,888
 H&R Block                                      879                 41,392
 Moody's                                        730                 42,216
 Paychex                                      1,843                 71,730
                                                                   208,175
COMMERCIAL SERVICES (0.02%)
 Convergys /1/                                  699                 11,226
COMPUTER AIDED DESIGN (0.02%)
 Autodesk                                       547                 10,530
COMPUTER SERVICES (0.29%)
 Computer Sciences /1/                          916                 36,292
 Electronic Data Systems                      2,348                 50,364
 Sungard Data Systems /1/                     1,400                 39,270
 Unisys /1/                                   1,613                 24,776
                                                                   150,702
COMPUTERS (2.34%)
 Apple Computer /1/                           1,775                 40,630
 Gateway /1/                                  1,586                  7,993
 Hewlett-Packard                             14,941                333,334
 International Business Machines              8,468                757,716
 Sun Microsystems /1/                        15,802                 62,576
                                                                 1,202,249
COMPUTERS-INTEGRATED SYSTEMS (0.92%)
 Dell /1/                                    12,571                454,064
 NCR /1/                                        467                 16,784
                                                                   470,848
COMPUTERS-MEMORY DEVICES (0.44%)
 EMC /1/                                     10,738                148,614
 Veritas Software /1/                         2,084                 75,337
                                                                   223,951
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-PERIPHERAL EQUIPMENT (0.09%)
                                                               $
 Lexmark International /1/                      627                 46,153
CONSUMER PRODUCTS-MISCELLANEOUS (0.21%)
 American Greetings /1/                         325                  6,932
 Clorox                                       1,061                 48,063
 Fortune Brands                                 712                 46,387
 Tupperware                                     288                  4,335
                                                                   105,717
CONTAINERS-METAL & GLASS (0.03%)
 Ball                                           277                 15,567
CONTAINERS-PAPER & PLASTIC (0.10%)
 Bemis                                          261                 12,069
 Pactiv /1/                                     771                 17,000
 Sealed Air /1/                                 414                 22,037
                                                                    51,106
COSMETICS & TOILETRIES (2.27%)
 Alberto-Culver                                 288                 18,259
 Avon Products                                1,156                 78,562
 Colgate-Palmolive                            2,634                140,102
 Gillette                                     4,993                159,277
 International Flavors &
  Fragrances                                    461                 15,259
 Kimberly-Clark                               2,480                130,969
 Procter & Gamble                             6,347                623,847
                                                                 1,166,275
CRUISE LINES (0.21%)
 Carnival                                     3,081                107,558
DATA PROCESSING & MANAGEMENT (0.53%)
 Automatic Data Processing                    2,927                110,465
 First Data                                   3,623                129,341
 Fiserv /1/                                     945                 33,377
                                                                   273,183
DISPOSABLE MEDICAL PRODUCTS (0.04%)
 C.R. Bard                                      255                 20,413
DISTRIBUTION-WHOLESALE (0.09%)
 Genuine Parts                                  851                 27,079
 W.W. Grainger                                  447                 20,463
                                                                    47,542
DIVERSIFIED FINANCIAL SERVICES (2.32%)
 Citigroup                                   25,211              1,195,001
DIVERSIFIED MANUFACTURING OPERATIONS (4.60%)
 3M                                           3,832                302,230
 Cooper Industries                              451                 23,858
 Crane                                          294                  8,261
 Danaher                                        750                 62,138
 Eaton                                          366                 36,688
 General Electric /2/                        49,037              1,422,563
 Honeywell International                      4,209                128,838
 Illinois Tool Works                          1,506                110,766
 ITT Industries                                 452                 30,731
 Textron                                        661                 32,845
 Tyco International                           9,775                204,102
                                                                 2,363,020
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.20%)
                                                               $
 Cendant /1/                                  4,962                101,374
E-COMMERCE-SERVICES (0.37%)
 eBay /1/                                     3,143                175,819
 Monster Worldwide /1/                          549                 13,983
                                                                   189,802
ELECTRIC PRODUCTS-MISCELLANEOUS (0.28%)
 Emerson Electric                             2,060                116,905
 Molex                                          936                 29,381
                                                                   146,286
ELECTRIC-GENERATION (0.05%)
 AES /1/                                      3,034                 26,547
ELECTRIC-INTEGRATED (2.23%)
 Allegheny Energy /1/                           621                  6,570
 Ameren                                         791                 35,318
 American Electric Power                      1,934                 54,519
 Centerpoint Energy                           1,505                 14,764
 Cinergy                                        868                 31,517
 CMS Energy                                     712                  5,781
 Consolidated Edison                          1,101                 44,558
 Constellation Energy Group                     814                 29,605
 Dominion Resources                           1,583                 97,513
 DTE Energy                                     824                 30,389
 Duke Energy                                  4,427                 80,350
 Edison International /1/                     1,595                 31,437
 Entergy                                      1,115                 60,099
 Exelon                                       1,595                101,203
 FirstEnergy                                  1,594                 54,818
 FPL Group                                      899                 57,302
 NiSource                                     1,285                 26,612
 PG&E /1/                                     2,017                 49,316
 Pinnacle West Capital                          447                 16,342
 PPL                                            865                 34,531
 Progress Energy                              1,191                 51,332
 Public Service Enterprise Group              1,108                 45,284
 Southern                                     3,566                106,267
 TECO Energy                                    923                 12,119
 TXU                                          1,578                 36,010
 XCEL Energy                                  1,952                 32,013
                                                                 1,145,569
ELECTRICAL COMPONENTS & EQUIPMENT (0.01%)
 Power-One /1/                                  407                  3,687
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.09%)
 Sanmina /1/                                  2,496                 26,333
 Solectron /1/                                4,061                 22,498
                                                                    48,831
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.15%)
 Advanced Micro Devices /1/                   1,698                 25,810
 Altera /1/                                   1,874                 37,911
 Applied Micro Circuits /1/                   1,502                  8,742
 Broadcom /1/                                 1,450                 46,327
 Intel                                       31,863              1,053,072
 LSI Logic /1/                                1,853                 17,122
 Micron Technology /1/                        2,979                 42,719
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                               $
 National Semiconductor /1/                     899                 36,526
 Nvidia /1/                                     779                 13,773
 PMC - Sierra /1/                               828                 15,045
 QLogic /1/                                     461                 25,839
 Texas Instruments                            8,474                245,068
 Xilinx /1/                                   1,669                 52,907
                                                                 1,620,861
ELECTRONIC CONNECTORS (0.01%)
 Thomas & Betts /1/                             288                  5,126
ELECTRONIC FORMS (0.10%)
 Adobe Systems                                1,143                 50,109
ELECTRONIC MEASUREMENT INSTRUMENTS (0.13%)
 Agilent Technologies /1/                     2,310                 57,565
 Tektronix                                      415                 10,653
                                                                    68,218
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.03%)
 Fluor                                          397                 14,721
ENGINES-INTERNAL COMBUSTION (0.02%)
 Cummins Engine                                 204                  9,670
ENTERPRISE SOFTWARE & SERVICE (0.86%)
 BMC Software /1/                             1,115                 19,379
 Computer Associates International            2,833                 66,632
 Novell /1/                                   1,821                 10,689
 Oracle /1/                                  25,617                306,380
 Peoplesoft /1/                               1,782                 36,994
                                                                   440,074
ENTERTAINMENT SOFTWARE (0.14%)
 Electronic Arts /1/                            720                 71,309
FIDUCIARY BANKS (0.61%)
 Bank of New York                             3,770                117,586
 Mellon Financial                             2,108                 62,966
 Northern Trust                               1,079                 50,120
 State Street                                 1,627                 85,190
                                                                   315,862
FILTRATION & SEPARATION PRODUCTS (0.03%)
 Pall                                           608                 14,227
FINANCE-CONSUMER LOANS (0.17%)
 SLM                                          2,207                 86,426
FINANCE-CREDIT CARD (1.04%)
 American Express                             6,299                295,612
 Capital One Financial                        1,113                 67,670
 MBNA                                         6,254                154,787
 Providian Financial /1/                      1,418                 15,754
                                                                   533,823
FINANCE-INVESTMENT BANKER & BROKER (1.93%)
 Bear Stearns                                   488                 37,210
 Charles Schwab                               6,629                 89,889
 Goldman Sachs Group                          2,320                217,848
 Lehman Brothers Holdings                     1,184                 85,248
 Merrill Lynch                                4,577                270,958
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
                                                               $
 Morgan Stanley                               5,325                292,183
                                                                   993,336
FINANCE-MORTGAGE LOAN/BANKER (1.17%)
 Countrywide Credit Industries                  666                 70,010
 Federal Home Loan Mortgage                   3,406                191,179
 Federal National Mortgage
  Association                                 4,766                341,674
                                                                   602,863
FINANCIAL GUARANTEE INSURANCE (0.20%)
 Ambac Financial Group                          524                 37,068
 MBIA                                           710                 42,323
 MGIC Investment                                483                 24,783
                                                                   104,174
FOOD-CONFECTIONERY (0.22%)
 Hershey Foods                                  640                 49,344
 Wm. Wrigley Jr.                              1,101                 62,096
                                                                   111,440
FOOD-FLOUR & GRAIN (0.09%)
 Archer-Daniels-Midland                       3,154                 45,260
FOOD-MISCELLANEOUS/DIVERSIFIED (0.82%)
 Campbell Soup                                2,010                 52,099
 ConAgra Foods                                2,628                 62,651
 General Mills                                1,825                 81,851
 H.J. Heinz                                   1,720                 60,768
 Kellogg                                      1,998                 66,194
 McCormick                                      681                 20,185
 Sara Lee                                     3,804                 75,814
                                                                   419,562
FOOD-RETAIL (0.30%)
 Albertson's                                  1,795                 36,421
 Kroger /1/                                   3,678                 64,328
 Safeway /1/                                  2,161                 45,597
 Winn-Dixie Stores                              696                  5,631
                                                                   151,977
FOOD-WHOLESALE & DISTRIBUTION (0.24%)
 Supervalu                                      655                 16,519
 Sysco                                        3,180                107,039
                                                                   123,558
FORESTRY (0.05%)
 Plum Creek Timber                              896                 23,610
GAS-DISTRIBUTION (0.14%)
 KeySpan                                        776                 27,137
 Nicor                                          216                  7,402
 Peoples Energy                                 180                  7,281
 Sempra Energy                                1,093                 30,385
                                                                    72,205
GOLD MINING (0.17%)
 Newmont Mining                               1,998                 87,472
HEALTH CARE COST CONTAINMENT (0.08%)
 McKesson                                     1,421                 43,014
HOME DECORATION PRODUCTS (0.06%)
 Newell Rubbermaid                            1,342                 30,598
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOME FURNISHINGS (0.04%)
                                                               $
 Leggett & Platt                                944                 19,720
HOTELS & MOTELS (0.22%)
 Hilton Hotels                                1,844                 29,209
 Marriott International                       1,139                 49,205
 Starwood Hotels & Resorts
  Worldwide                                     985                 33,224
                                                                   111,638
HUMAN RESOURCES (0.04%)
 Robert Half International /1/                  833                 19,667
IDENTIFICATION SYSTEM-DEVELOPMENT (0.03%)
 Symbol Technologies                          1,129                 14,101
INDEPENDENT POWER PRODUCER (0.02%)
 Calpine /1/                                  1,869                  8,616
INDUSTRIAL AUTOMATION & ROBOTS (0.05%)
 Rockwell International                         907                 28,162
INDUSTRIAL GASES (0.21%)
 Air Products & Chemicals                     1,112                 50,496
 Praxair                                        797                 55,455
                                                                   105,951
INSTRUMENTS-CONTROLS (0.18%)
 Johnson Controls                               438                 47,098
 Parker Hannifin                                579                 29,512
 Thermo Electron /1/                            792                 17,408
                                                                    94,018
INSTRUMENTS-SCIENTIFIC (0.12%)
 Applied Biosystems Group                     1,023                 23,611
 Millipore /1/                                  239                 10,480
 PerkinElmer                                    624                 11,238
 Waters /1/                                     602                 18,921
                                                                    64,250
INSURANCE BROKERS (0.28%)
 Aon                                          1,531                 33,529
 Marsh & McLennan                             2,607                111,449
                                                                   144,978
INTERNET SECURITY (0.10%)
 Symantec /1/                                   742                 49,454
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.22%)
 Federated Investors                            533                 14,737
 Franklin Resources                           1,228                 58,232
 Janus Capital Group                          1,171                 16,558
 T. Rowe Price Group                            604                 24,855
                                                                   114,382
LEISURE & RECREATION PRODUCTS (0.03%)
 Brunswick                                      446                 13,233
LIFE & HEALTH INSURANCE (0.60%)
 Aflac                                        2,512                 91,638
 Jefferson-Pilot                                696                 33,227
 John Hancock Financial Services              1,414                 49,985
 Lincoln National                               870                 34,739
 Principal Financial Group /3/                1,584                 49,658
 Torchmark                                      559                 24,529
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LIFE & HEALTH INSURANCE (CONTINUED)
                                                               $
 UnumProvident                                1,449                 23,720
                                                                   307,496
LINEN SUPPLY & RELATED ITEMS (0.07%)
 Cintas                                         834                 35,578
MACHINERY-CONSTRUCTION & MINING (0.24%)
 Caterpillar                                  1,689                123,770
MACHINERY-FARM (0.14%)
 Deere                                        1,172                 71,047
MACHINERY-GENERAL INDUSTRY (0.17%)
 Dover                                          992                 38,708
 Ingersoll-Rand                                 838                 50,615
                                                                    89,323
MEDICAL INFORMATION SYSTEM (0.05%)
 IMS Health                                   1,170                 27,530
MEDICAL INSTRUMENTS (1.13%)
 Biomet                                       1,255                 45,004
 Boston Scientific /1/                        2,016                136,524
 Guidant                                      1,507                 76,872
 Medtronic                                    5,955                271,369
 St. Jude Medical /1/                           841                 48,913
                                                                   578,682
MEDICAL LABORATORY & TESTING SERVICE (0.07%)
 Quest Diagnostics /1/                          515                 34,840
MEDICAL PRODUCTS (1.96%)
 Baxter International                         2,980                 79,209
 Becton Dickinson                             1,243                 45,444
 Johnson & Johnson                           14,527                731,144
 Stryker                                        975                 79,082
 Zimmer Holdings /1/                          1,111                 70,893
                                                                 1,005,772
MEDICAL-BIOMEDICAL/GENE (1.01%)
 Amgen /1/                                    6,318                390,200
 Biogen /1/                                     731                 29,584
 Chiron /1/                                     912                 49,822
 Genzyme /1/                                  1,087                 49,893
                                                                   519,499
MEDICAL-DRUGS (6.24%)
 Abbott Laboratories                          7,648                325,958
 Allergan                                       640                 48,397
 Bristol-Myers Squibb                         9,487                240,685
 Eli Lilly                                    5,495                366,077
 Forest Laboratories /1/                      1,787                 89,368
 King Pharmaceuticals /1/                     1,179                 15,799
 Medimmune /1/                                1,223                 32,605
 Merck                                       10,957                484,847
 Pfizer                                      38,110              1,204,276
 Schering-Plough                              7,189                109,776
 Wyeth                                        6,516                287,616
                                                                 3,205,404
MEDICAL-GENERIC DRUGS (0.04%)
 Watson Pharmaceutical /1/                      528                 20,735
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HMO (0.62%)
                                                               $
 Aetna                                          754                 43,287
 Anthem /1/                                     679                 46,464
 Humana /1/                                     791                 16,049
 UnitedHealth Group                           2,919                148,519
 Wellpoint Health Networks /1/                  718                 63,830
                                                                   318,149
MEDICAL-HOSPITALS (0.29%)
 HCA                                          2,445                 93,521
 Health Management Associates                 1,174                 26,004
 Tenet Healthcare /1/                         2,270                 31,326
                                                                   150,851
MEDICAL-NURSING HOMES (0.03%)
 Manor Care                                     436                 14,510
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.31%)
 AmerisourceBergen                              548                 31,110
 Cardinal Health                              2,185                129,658
                                                                   160,768
METAL PROCESSORS & FABRICATION (0.01%)
 Worthington Industries                         425                  6,197
METAL-ALUMINUM (0.25%)
 Alcoa                                        4,142                130,763
METAL-COPPER (0.05%)
 Phelps Dodge /1/                               436                 26,919
METAL-DIVERSIFIED (0.06%)
 Freeport-McMoran Copper & Gold                 825                 31,969
MISCELLANEOUS INVESTING (0.35%)
 Apartment Investment & Management              460                 18,814
 Equity Office Properties Trust               1,953                 54,703
 Equity Residential Properties
  Trust                                       1,339                 39,166
 Prologis Trust                                 879                 25,966
 Simon Property Group                           941                 42,420
                                                                   181,069
MONEY CENTER BANKS (1.77%)
 Bank of America                              7,315                553,965
 JP Morgan Chase                              9,968                357,851
                                                                   911,816
MOTORCYCLE & MOTOR SCOOTER (0.14%)
 Harley-Davidson                              1,479                 70,119
MULTI-LINE INSURANCE (2.62%)
 Allstate                                     3,446                136,117
 American International Group                12,770                776,799
 Cigna                                          686                 39,136
 Cincinnati Financial                           787                 32,204
 Hartford Financial Services                  1,382                 75,872
 Loews                                          907                 39,001
 MetLife                                      3,720                116,808
 Prudential Financial                         2,672                103,246
 Safeco                                         678                 24,883
                                                                 1,344,066
MULTIMEDIA (2.12%)
 Gannett                                      1,321                111,109
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTIMEDIA (CONTINUED)
                                                               $
 McGraw-Hill                                    936                 62,665
 Meredith                                       243                 11,790
 Time Warner                                 22,088                337,726
 Viacom                                       8,591                342,523
 Walt Disney                                 10,001                226,423
                                                                 1,092,236
NETWORKING PRODUCTS (1.61%)
 Cisco Systems /1/                           34,355                720,768
 Lucent Technologies /1/                     20,363                 65,162
 Network Appliance /1/                        1,674                 41,314
                                                                   827,244
NON-HAZARDOUS WASTE DISPOSAL (0.17%)
 Allied Waste Industries /1/                  1,023                 11,540
 Waste Management                             2,895                 75,038
                                                                    86,578
OFFICE AUTOMATION & EQUIPMENT (0.17%)
 Pitney Bowes                                 1,147                 47,142
 Xerox /1/                                    3,870                 40,635
                                                                    87,777
OFFICE SUPPLIES & FORMS (0.05%)
 Avery Dennison                                 541                 28,446
OIL & GAS DRILLING (0.18%)
 Nabors Industries /1/                          715                 27,027
 Noble /1/                                      654                 22,452
 Rowan /1/                                      463                 11,089
 Transocean Sedco Forex /1/                   1,565                 30,032
                                                                    90,600
OIL COMPANY-EXPLORATION & PRODUCTION (0.50%)
 Anadarko Petroleum                           1,222                 53,304
 Apache                                         790                 55,079
 Burlington Resources                           983                 47,813
 Devon Energy                                 1,135                 55,047
 EOG Resources                                  563                 23,725
 Kerr-McGee                                     493                 20,459
                                                                   255,427
OIL COMPANY-INTEGRATED (3.78%)
 Amerada Hess                                   440                 22,713
 ChevronTexaco                                5,229                388,515
 ConocoPhillips                               3,328                190,195
 Exxon Mobil                                 32,485              1,188,301
 Marathon Oil                                 1,516                 44,828
 Occidental Petroleum                         1,873                 66,042
 Unocal                                       1,263                 40,012
                                                                 1,940,606
OIL REFINING & MARKETING (0.06%)
 Ashland                                        334                 12,438
 Sunoco                                         377                 16,498
                                                                    28,936
OIL-FIELD SERVICES (0.50%)
 Baker Hughes                                 1,638                 46,290
 BJ Services /1/                                775                 25,428
 Halliburton                                  2,140                 51,103
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL-FIELD SERVICES (CONTINUED)
                                                               $
 Schlumberger                                 2,850                133,864
                                                                   256,685
OPTICAL SUPPLIES (0.02%)
 Bausch & Lomb                                  263                 12,666
PAPER & RELATED PRODUCTS (0.48%)
 Boise Cascade                                  288                  8,078
 Georgia-Pacific                              1,242                 32,640
 International Paper                          2,348                 92,394
 Louisiana-Pacific /1/                          516                  9,814
 MeadWestvaco                                   980                 25,402
 Temple-Inland                                  265                 14,318
 Weyerhaeuser                                 1,072                 64,566
                                                                   247,212
PHARMACY SERVICES (0.13%)
 Express Scripts /1/                            398                 21,858
 Medco Health Solutions /1/                   1,323                 43,924
                                                                    65,782
PHOTO EQUIPMENT & SUPPLIES (0.07%)
 Eastman Kodak                                1,402                 34,251
PIPELINES (0.17%)
 Dynegy /1/                                   1,836                  7,363
 El Paso                                      2,933                 21,528
 Kinder Morgan                                  604                 32,344
 Williams                                     2,534                 25,847
                                                                    87,082
POWER CONVERTER & SUPPLY EQUIPMENT (0.04%)
 American Power Conversion                      969                 19,603
PRINTING-COMMERCIAL (0.03%)
 R.R. Donnelley & Sons                          554                 14,404
PROPERTY & CASUALTY INSURANCE (0.70%)
 ACE                                          1,362                 49,032
 Chubb                                          917                 61,265
 Progressive                                  1,063                 78,449
 St. Paul                                     1,115                 42,515
 Travelers Property Casualty                  4,926                 80,639
 XL Capital                                     668                 46,426
                                                                   358,326
PUBLICLY TRADED INVESTMENT FUND (3.71%)
 iShares S&P 500 Index Fund                  18,100              1,908,283
PUBLISHING-NEWSPAPERS (0.31%)
 Dow Jones                                      398                 20,684
 Knight Ridder                                  393                 28,815
 New York Times                                 731                 34,744
 Tribune                                      1,535                 75,292
                                                                   159,535
REGIONAL BANKS (3.98%)
 Bank One                                     5,533                234,876
 Comerica                                       857                 44,118
 Fifth Third Bancorp                          2,789                161,651
 FleetBoston Financial                        5,147                207,887
 Huntington Bancshares                        1,119                 24,238
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REGIONAL BANKS (CONTINUED)
                                                               $
 KeyCorp                                      2,060                 58,195
 National City                                3,007                 98,209
 PNC Financial Services Group                 1,371                 73,445
 SunTrust Banks                               1,377                 92,355
 U.S. Bancorp                                 9,428                256,630
 Union Planters                                 959                 31,906
 Wachovia                                     6,521                299,118
 Wells Fargo                                  8,220                462,950
                                                                 2,045,578
RETAIL-APPAREL & SHOE (0.29%)
 Gap                                          4,373                 83,437
 Limited                                      2,556                 44,985
 Nordstrom                                      665                 20,276
                                                                   148,698
RETAIL-AUTO PARTS (0.08%)
 Autozone /1/                                   438                 42,092
RETAIL-AUTOMOBILE (0.05%)
 AutoNation /1/                               1,346                 25,170
RETAIL-BEDDING (0.12%)
 Bed Bath & Beyond /1/                        1,447                 61,121
RETAIL-BUILDING PRODUCTS (1.25%)
 Home Depot                                  11,246                416,889
 Lowe's                                       3,834                225,938
                                                                   642,827
RETAIL-CONSUMER ELECTRONICS (0.24%)
 Best Buy /1/                                 1,578                 92,013
 Circuit City Stores                          1,014                  9,674
 RadioShack                                     811                 24,322
                                                                   126,009
RETAIL-DISCOUNT (3.21%)
 Big Lots /1/                                   574                  8,616
 Costco Wholesale /1/                         2,237                 79,123
 Dollar General                               1,633                 36,693
 Family Dollar Stores                           842                 36,719
 Target                                       4,458                177,161
 TJX                                          2,499                 52,454
 Wal-Mart Stores                             21,385              1,260,646
                                                                 1,651,412
RETAIL-DRUG STORE (0.47%)
 CVS                                          1,928                 67,827
 Walgreen                                     5,016                174,657
                                                                   242,484
RETAIL-JEWELRY (0.07%)
 Tiffany                                        711                 33,737
RETAIL-MAJOR DEPARTMENT STORE (0.28%)
 J.C. Penney                                  1,326                 31,360
 May Department Stores                        1,412                 39,480
 Sears Roebuck                                1,386                 72,945
                                                                   143,785
RETAIL-OFFICE SUPPLIES (0.17%)
 Office Depot /1/                             1,511                 22,559
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-OFFICE SUPPLIES (CONTINUED)
                                                               $
 Staples /1/                                  2,399                 64,341
                                                                    86,900
RETAIL-REGIONAL DEPARTMENT STORE (0.28%)
 Dillards                                       409                  6,614
 Federated Department Stores                    907                 43,128
 Kohls /1/                                    1,662                 93,188
                                                                   142,930
RETAIL-RESTAURANTS (0.59%)
 Darden Restaurants                             804                 16,844
 McDonald's                                   6,227                155,737
 Starbucks /1/                                1,917                 60,577
 Wendy's International                          555                 20,563
 Yum! Brands /1/                              1,437                 49,059
                                                                   302,780
RETAIL-TOY STORE (0.03%)
 Toys R Us /1/                                1,051                 13,663
RUBBER-TIRES (0.03%)
 Cooper Tire & Rubber                           363                  7,136
 Goodyear Tire & Rubber                         867                  5,948
                                                                    13,084
SAVINGS & LOANS-THRIFTS (0.60%)
 Charter One Financial                        1,101                 35,188
 Golden West Financial                          747                 75,021
 Washington Mutual                            4,519                197,706
                                                                   307,915
SCHOOLS (0.11%)
 Apollo Group /1/                               862                 54,763
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.43%)
 Analog Devices /1/                           1,788                 79,262
 Linear Technology                            1,532                 65,279
 Maxim Integrated Products                    1,588                 78,939
                                                                   223,480
SEMICONDUCTOR EQUIPMENT (0.57%)
 Applied Materials /1/                        8,112                189,578
 Kla-Tencor /1/                                 931                 53,374
 Novellus Systems /1/                           739                 30,513
 Teradyne /1/                                   924                 21,049
                                                                   294,514
STEEL PRODUCERS (0.06%)
 Nucor                                          382                 20,945
 United States Steel                            505                 11,943
                                                                    32,888
STEEL-SPECIALTY (0.01%)
 Allegheny Technologies                         398                  3,045
TELECOMMUNICATION EQUIPMENT (0.50%)
 ADC Telecommunications /1/                   3,965                 10,111
 Andrew /1/                                     752                  9,836
 Comverse Technology /1/                        928                 16,741
 Qualcomm                                     3,884                184,490
 Scientific-Atlanta                             730                 21,608
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (CONTINUED)
                                                               $
 Tellabs /1/                                  2,018                 15,196
                                                                   257,982
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.22%)
 CIENA /1/                                    2,305                 14,775
 Corning /1/                                  6,516                 71,546
 JDS Uniphase /1/                             7,000                 24,850
                                                                   111,171
TELECOMMUNICATION SERVICES (0.08%)
 Avaya /1/                                    2,048                 26,501
 Citizens Communications /1/                  1,396                 17,380
                                                                    43,881
TELEPHONE-INTEGRATED (2.67%)
 ALLTEL                                       1,524                 72,039
 AT&T                                         3,857                 71,702
 BellSouth                                    9,040                237,842
 CenturyTel                                     704                 25,168
 Qwest Communications
  International /1/                           8,298                 29,292
 SBC Communications                          16,267                390,083
 Sprint                                       4,421                 70,736
 Sprint PCS /1/                               5,064                 22,028
 Verizon Communications                      13,491                453,297
                                                                 1,372,187
TELEVISION (0.10%)
 Univision Communications /1/                 1,587                 53,879
TOBACCO (0.99%)
 Altria Group                                 9,934                461,931
 RJ Reynolds Tobacco Holdings                   413                 19,837
 UST                                            815                 27,726
                                                                   509,494
TOOLS-HAND HELD (0.08%)
 Black & Decker                                 380                 18,168
 Snap-On                                        287                  8,420
 Stanley Works                                  418                 13,936
                                                                    40,524
TOYS (0.12%)
 Hasbro                                         855                 18,639
 Mattel                                       2,149                 41,605
                                                                    60,244
TRANSPORT-RAIL (0.39%)
 Burlington Northern Santa Fe                 1,824                 52,787
 CSX                                          1,047                 33,315
 Norfolk Southern                             1,908                 38,446
 Union Pacific                                1,246                 78,000
                                                                   202,548
TRANSPORT-SERVICES (0.99%)
 FedEx                                        1,460                110,610
 United Parcel Service                        5,508                399,440
                                                                   510,050
TRAVEL SERVICES (0.03%)
 Sabre Holdings                                 705                 15,447
                                           Shares
                                            Held                  Value
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRUCKING & LEASING (0.02%)
                                                               $
 Ryder System                                   308                  9,240
WEB PORTALS (0.27%)
 Yahoo /1/                                    3,178                138,879
WIRELESS EQUIPMENT (0.30%)
 Motorola                                    11,391                154,120
                               TOTAL COMMON STOCKS              49,463,844

                                         Principal
                                           Amount                 Value
----------------------------------------------------------------------------------
COMMERCIAL PAPER (4.02%)
FINANCE-MORTGAGE LOAN/BANKER (4.02%)
 Investment in Joint Trading
  Account; Federal Home Loan Bank        10,000,000
                                         $                     $
  0.94%; 11/03/03                         2,064,274              2,064,167
                            TOTAL COMMERCIAL PAPER               2,064,167

                                      Principal Amount
                                                                  Value
----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.57%)
 Citigroup Global Markets
  Holdings; 0.99%, 11/03/03
  (collateralized by U.S. Treasury
  Note; $297,059; 02/15/11) /4/             294,000                294,000
                       TOTAL REPURCHASE AGREEMENTS                 294,000
                                                               -----------

             TOTAL PORTFOLIO INVESTMENTS (100.85%)              51,822,011
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-0.85%)                                                         (434,526)
                        TOTAL NET ASSETS (100.00%)             $51,387,485
                                                               --------------


                                                         Unrealized
   Contract                   Opening       Current     Gain (Loss)
     Type       Commitment  Market Value  Market Value
--------------------------------------------------------------------
FUTURES CONTRACTS
17 S&P 500        Buy        $1,799,050    $1,836,626      $37,576
December, 2003
Futures




/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts.
/3 /Affiliated security.
/4 /Security was purchased with the cash proceeds from securities loans. See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL MIDCAP FUND, INC.

                                OCTOBER 31, 2003

                                                          Shares
                                                           Held                    Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS (98.56%)
ADVERTISING AGENCIES (1.10%)
                                                                               $
 Interpublic Group                                          344,447               5,125,371
AEROSPACE & DEFENSE (1.11%)
 Raytheon                                                   122,238               3,236,862
 Rockwell Collins                                            70,391               1,932,233
                                                                                  5,169,095
AEROSPACE & DEFENSE EQUIPMENT (1.33%)
 Alliant Techsystems /1/                                    120,119               6,217,359
AGRICULTURAL OPERATIONS (0.58%)
 Delta & Pine Land                                          117,585               2,687,993
APPAREL MANUFACTURERS (0.85%)
 Polo Ralph Lauren                                          130,914               3,979,786
APPLICATIONS SOFTWARE (0.60%)
 Intuit /1/                                                  56,518               2,824,770
AUDIO & VIDEO PRODUCTS (0.31%)
 Polycom /1/                                                 72,702               1,456,221
BEVERAGES-NON-ALCOHOLIC (0.40%)
 Coca-Cola Enterprises                                       91,959               1,853,893
BROADCASTING SERVICES & PROGRAMMING (1.15%)
 Liberty Media /1/                                          531,635               5,364,197
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.74%)
 Vulcan Materials                                            77,671               3,441,602
BUILDING PRODUCTS-AIR & HEATING (0.60%)
 American Standard /1/                                       29,214               2,795,780
BUILDING PRODUCTS-WOOD (1.49%)
 Rayonier                                                   165,125               6,943,506
CASINO HOTELS (0.77%)
 Harrah's Entertainment                                      82,687               3,596,884
CASINO SERVICES (1.66%)
 International Game Technology                              237,196               7,768,169
COMMERCIAL BANKS (6.36%)
 M&T Bank                                                    84,724               7,955,584
 Marshall & Ilsley                                           47,788               1,711,766
 North Fork Bancorp.                                        106,529               4,152,500
 SouthTrust                                                  91,528               2,915,167
 TCF Financial                                              224,016              11,689,155
 Westamerica Bancorp.                                        24,866               1,244,792
                                                                                 29,668,964
COMMERCIAL SERVICE-FINANCE (2.09%)
 Deluxe                                                      22,913                 924,998
 Dun & Bradstreet /1/                                       141,025               6,564,714
                                                          Shares
                                                           Held                    Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICE-FINANCE (CONTINUED)
                                                                               $
 Moody's                                                     39,253               2,270,001
                                                                                  9,759,713
COMMERCIAL SERVICES (1.94%)
 Arbitron /1/                                               147,774               5,837,073
 Servicemaster                                              281,101               3,224,228
                                                                                  9,061,301
COMPUTER SERVICES (3.32%)
 Ceridian /1/                                               228,650               4,801,650
 DST Systems /1/                                            129,700               4,905,254
 Sungard Data Systems /1/                                    67,125               1,882,856
 Unisys /1/                                                 253,539               3,894,359
                                                                                 15,484,119
COMPUTERS-INTEGRATED SYSTEMS (1.21%)
 Diebold                                                     26,224               1,496,342
 NCR /1/                                                     64,461               2,316,728
 Synopsys /1/                                                57,645               1,828,499
                                                                                  5,641,569
COMPUTERS-MEMORY DEVICES (1.76%)
 Quantum /1/                                                417,878               1,299,601
 Storage Technology /1/                                     287,281               6,923,472
                                                                                  8,223,073
COMPUTERS-PERIPHERAL EQUIPMENT (1.60%)
 Lexmark International /1/                                  101,387               7,463,097
CONSUMER PRODUCTS-MISCELLANEOUS (0.63%)
 Dial                                                       122,193               2,932,632
COSMETICS & TOILETRIES (0.74%)
 International Flavors & Fragrances                         104,864               3,470,998
DATA PROCESSING & MANAGEMENT (1.53%)
 Certegy                                                     64,900               2,184,534
 Reynolds & Reynolds                                        126,707               3,441,362
 SEI Investments                                             52,447               1,527,257
                                                                                  7,153,153
DENTAL SUPPLIES & EQUIPMENT (0.89%)
 Dentsply International                                      93,524               4,132,826
DIVERSIFIED MANUFACTURING OPERATIONS (0.84%)
 ITT Industries                                              25,179               1,711,920
 Lancaster Colony                                            55,226               2,193,025
                                                                                  3,904,945
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.69%)
 Viad                                                       128,700               3,214,926
ELECTRIC-INTEGRATED (2.09%)
 Ameren                                                     115,044               5,136,715
 Duquesne Light Holdings                                    120,426               1,935,246
 Scana                                                       78,511               2,692,142
                                                                                  9,764,103
                                                          Shares
                                                           Held                    Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.89%)
                                                                               $
 Gentex                                                     106,322               4,151,874
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.77%)
 Applied Micro Circuits /1/                                 614,295               3,575,197
FINANCE-MORTGAGE LOAN/BANKER (0.54%)
 Countrywide Credit Industries                               23,997               2,522,565
FOOD-CANNED (0.32%)
 Del Monte Foods /1/                                        156,238               1,485,823
FOOD-CONFECTIONERY (0.25%)
 Tootsie Roll Industries                                     34,791               1,147,755
FOOD-DAIRY PRODUCTS (0.50%)
 Dean Foods /1/                                              76,998               2,329,190
FOOD-MISCELLANEOUS/DIVERSIFIED (0.89%)
 McCormick                                                  140,799               4,173,282
GOLD MINING (0.80%)
 Newmont Mining                                              85,085               3,725,021
HOSPITAL BEDS & EQUIPMENT (1.13%)
 Hillenbrand Industries                                      88,856               5,289,598
HOTELS & MOTELS (0.33%)
 Choice Hotels International /1/                             46,551               1,537,114
INSURANCE BROKERS (1.36%)
 Aon                                                        110,775               2,425,973
 Arthur J. Gallagher                                        134,206               3,917,473
                                                                                  6,343,446
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.12%)
 Federated Investors                                         84,490               2,336,148
 Nuveen Investments                                         103,716               2,904,048
                                                                                  5,240,196
LIFE & HEALTH INSURANCE (1.41%)
 Aflac                                                       98,003               3,575,150
 Torchmark                                                   68,588               3,009,641
                                                                                  6,584,791
LOTTERY SERVICES (1.34%)
 GTECH Holdings                                             140,324               6,269,676
MACHINERY-GENERAL INDUSTRY (0.47%)
 Dover                                                       56,800               2,216,336
MACHINERY-PRINT TRADE (0.78%)
 Zebra Technologies /1/                                      63,549               3,619,116
MACHINERY-PUMPS (0.43%)
 Graco                                                       52,738               2,009,318
                                                          Shares
                                                           Held                    Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INFORMATION SYSTEM (1.70%)
                                                                               $
 IMS Health                                                 337,152               7,933,187
MEDICAL INSTRUMENTS (4.62%)
 Beckman Coulter                                             97,569               4,844,301
 Biomet                                                     116,199               4,166,896
 Edwards Lifesciences /1/                                   203,665               5,906,285
 Guidant                                                     81,569               4,160,835
 St. Jude Medical /1/                                        42,664               2,481,338
                                                                                 21,559,655
MEDICAL PRODUCTS (2.48%)
 Becton Dickinson                                            98,180               3,589,461
 Varian Medical Systems /1/                                  44,072               2,817,964
 Zimmer Holdings /1/                                         81,367               5,192,028
                                                                                 11,599,453
MEDICAL-BIOMEDICAL/GENE (1.10%)
 Biogen /1/                                                 126,790               5,131,191
MEDICAL-DRUGS (0.46%)
 Medimmune /1/                                               80,305               2,140,931
MEDICAL-HMO (0.42%)
 Anthem /1/                                                  28,796               1,970,510
MEDICAL-HOSPITALS (0.89%)
 Health Management Associates                               188,082               4,166,016
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (1.01%)
 Lincare Holdings /1/                                       120,624               4,697,099
METAL-DIVERSIFIED (1.44%)
 Freeport-McMoran Copper & Gold                             173,171               6,710,376
MISCELLANEOUS INVESTING (3.59%)
 AMB Property                                               101,834               3,054,002
 Federal Realty Investment Trust                             62,640               2,377,188
 Kimco Realty                                               133,291               5,552,903
 Prologis Trust                                              92,260               2,725,360
 Public Storage                                              75,721               3,028,840
                                                                                 16,738,293
MULTIMEDIA (1.45%)
 Belo                                                       114,415               3,118,953
 E.W. Scripps                                                39,332               3,654,336
                                                                                  6,773,289
NETWORKING PRODUCTS (0.37%)
 3Com /1/                                                   241,522               1,738,958
NON-HAZARDOUS WASTE DISPOSAL (2.51%)
 Republic Services                                          349,778               8,132,338
 Waste Management                                           138,688               3,594,793
                                                                                 11,727,131
OFFICE AUTOMATION & EQUIPMENT (0.43%)
 Pitney Bowes                                                49,385               2,029,724
                                                          Shares
                                                           Held                    Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS DRILLING (0.25%)
                                                                               $
 Noble /1/                                                   33,900               1,163,787
OIL COMPANY-EXPLORATION & PRODUCTION (2.14%)
 Apache                                                      49,792               3,471,498
 Burlington Resources                                        61,970               3,014,221
 XTO Energy                                                 148,249               3,509,054
                                                                                  9,994,773
OIL COMPANY-INTEGRATED (0.73%)
 Marathon Oil                                               114,965               3,399,515
OIL-FIELD SERVICES (1.16%)
 BJ Services /1/                                            106,710               3,501,155
 Weatherford International /1/                               55,594               1,931,892
                                                                                  5,433,047
PAPER & RELATED PRODUCTS (0.66%)
 Boise Cascade                                              110,131               3,089,175
PIPELINES (1.59%)
 Equitable Resources                                         64,986               2,677,423
 Questar                                                    149,007               4,730,972
                                                                                  7,408,395
POWER CONVERTER & SUPPLY EQUIPMENT (1.25%)
 American Power Conversion                                  288,064               5,827,535
PRINTING-COMMERCIAL (0.49%)
 Valassis Communications /1/                                 89,149               2,308,959
PROPERTY & CASUALTY INSURANCE (2.12%)
 Fidelity National Financial                                185,742               5,743,143
 Leucadia National                                           98,990               4,157,580
                                                                                  9,900,723
PUBLICLY TRADED INVESTMENT FUND (1.46%)
 iShares S&P MidCap 400 Fund                                  5,920                 651,792
 Standard & Poor's MidCap 400 Depository
  Receipts                                                   61,262               6,161,732
                                                                                  6,813,524
PUBLISHING-NEWSPAPERS (0.70%)
 Knight Ridder                                               44,545               3,266,039
REAL ESTATE OPERATOR & DEVELOPER (0.61%)
 Forest City Enterprises                                      5,640                 249,909
 St. Joe                                                     78,203               2,583,827
                                                                                  2,833,736
REINSURANCE (2.01%)
 Everest Re Group                                           113,037               9,376,419
RETAIL-DISCOUNT (1.24%)
 Costco Wholesale /1/                                        84,258               2,980,206
 TJX                                                        133,667               2,805,670
                                                                                  5,785,876
                                                          Shares
                                                           Held                    Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-HOME FURNISHINGS (0.35%)
                                                                               $
 Pier 1 Imports                                              71,000               1,640,100
RETAIL-JEWELRY (0.54%)
 Tiffany                                                     53,540               2,540,473
RETAIL-REGIONAL DEPARTMENT STORE (0.74%)
 Neiman Marcus Group /1/                                     72,670               3,455,459
SAVINGS & LOANS-THRIFTS (1.11%)
 Charter One Financial                                      162,808               5,203,344
TELECOMMUNICATION EQUIPMENT (0.99%)
 Comverse Technology /1/                                    256,356               4,624,662
TELECOMMUNICATION SERVICES (0.53%)
 Citizens Communications /1/                                197,521               2,459,136
TELEPHONE-INTEGRATED (0.35%)
 Telephone & Data Systems                                    26,448               1,655,645
TEXTILE-HOME FURNISHINGS (0.53%)
 Mohawk Industries /1/                                       33,366               2,473,088
TOBACCO (1.71%)
 UST                                                        234,965               7,993,509
TOYS (0.76%)
 Mattel                                                     182,765               3,538,330
TRANSPORT-TRUCK (0.36%)
 Heartland Express                                           66,896               1,661,697
                                               TOTAL COMMON STOCKS              460,083,102

                                                        Principal
                                                          Amount                   Value
---------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.58%)
DIVERSIFIED FINANCIAL SERVICES (1.58%)
 Investment in Joint Trading Account; General
  Electric Capital                                      100,000,000
                                                       $                       $
  1.04%; 11/03/03                                         7,369,526               7,369,526
                                            TOTAL COMMERCIAL PAPER                7,369,526

                                                     Principal Amount
                                                                                   Value
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (3.13%)
 Citigroup Global Markets Holdings; 0.99%,
  11/03/03 (collateralized by U.S. Treasury                                    $
  Note; $14,770,107; 02/15/11) /2/                     $ 14,618,000              14,618,000
                                       TOTAL REPURCHASE AGREEMENTS               14,618,000
                                                                               ------------

                             TOTAL PORTFOLIO INVESTMENTS (103.27%)              482,070,628
LIABILITIES, NET OF CASH, RECEIVABLES, AND
 OTHER ASSETS (-3.27%)                                                          (15,245,292)
                                        TOTAL NET ASSETS (100.00%)             $466,825,336
                                                                               ---------------

/1 //Non-income producing security./
/2 //Security was purchased with the cash proceeds from securities loans./

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    PRINCIPAL PARTNERS BLUE CHIP FUND, INC.

                                OCTOBER 31, 2003

                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (99.47%)
ADVERTISING AGENCIES (0.27%)
                                                                                 $
 Omnicom Group                                                  5,045                 402,591
AEROSPACE & DEFENSE (0.22%)
 Boeing                                                         4,800                 184,752
 Rockwell Collins                                               4,900                 134,505
                                                                                      319,257
AEROSPACE & DEFENSE EQUIPMENT (0.78%)
 General Dynamics                                               3,500                 292,950
 Lockheed Martin                                                3,900                 180,804
 United Technologies                                            8,000                 677,520
                                                                                    1,151,274
AGRICULTURAL OPERATIONS (0.60%)
 Monsanto                                                      35,100                 879,255
AIRLINES (0.07%)
 Southwest Airlines                                             5,400                 104,760
APPAREL MANUFACTURERS (0.33%)
 Coach /1/                                                     13,800                 489,486
APPLICATIONS SOFTWARE (3.43%)
 Citrix Systems /1/                                             7,600                 192,128
 Microsoft                                                    185,744               4,857,206
                                                                                    5,049,334
ATHLETIC FOOTWEAR (0.28%)
 Nike                                                           6,444                 411,772
AUTO-CARS & LIGHT TRUCKS (1.10%)
 Ford Motor                                                    46,800                 567,684
 General Motors                                                24,700               1,053,949
                                                                                    1,621,633
BEVERAGES-NON-ALCOHOLIC (1.36%)
 Coca-Cola                                                     24,900               1,155,360
 Pepsico                                                       17,572                 840,293
                                                                                    1,995,653
BROADCASTING SERVICES & PROGRAMMING (0.49%)
 Fox Entertainment Group /1/                                   25,800                 714,660
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.35%)
 Masco                                                         18,851                 518,403
CABLE TV (0.93%)
 Comcast /1/                                                   23,500                 797,120
 Comcast /1/                                                   17,621                 574,797
                                                                                    1,371,917
CELLULAR TELECOMMUNICATIONS (0.60%)
 AT&T Wireless Services /1/                                   104,100                 754,725
 U.S. Cellular /1/                                              3,600                 121,896
                                                                                      876,621
CHEMICALS-DIVERSIFIED (0.53%)
 Dow Chemical                                                   9,098                 342,904
 E. I. Du Pont de Nemours                                      10,700                 432,280
                                                                                      775,184
COATINGS & PAINT (0.07%)
 Sherwin-Williams                                               3,200                 107,328
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (0.09%)
                                                                                 $
 UnionBanCal                                                    2,500                 135,425
COMMERCIAL SERVICE-FINANCE (0.79%)
 Concord EFS /1/                                               12,200                 130,418
 Deluxe                                                         3,500                 141,295
 Moody's                                                       15,300                 884,799
                                                                                    1,156,512
COMMERCIAL SERVICES (0.11%)
 Convergys /1/                                                 10,200                 163,812
COMPUTER SERVICES (0.37%)
 Computer Sciences /1/                                         13,900                 550,718
COMPUTERS (2.89%)
 Hewlett-Packard                                               98,700               2,201,997
 International Business Machines                               20,288               1,815,370
 Sun Microsystems /1/                                          61,000                 241,560
                                                                                    4,258,927
COMPUTERS-INTEGRATED SYSTEMS (0.80%)
 Dell /1/                                                      32,600               1,177,512
COMPUTERS-MEMORY DEVICES (0.59%)
 SanDisk /1/                                                    6,000                 483,600
 Veritas Software /1/                                          10,800                 390,420
                                                                                      874,020
COMPUTERS-PERIPHERAL EQUIPMENT (0.20%)
 Lexmark International /1/                                      4,000                 294,440
CONSULTING SERVICES (0.88%)
 Accenture /1/                                                 55,606               1,301,180
CONSUMER PRODUCTS-MISCELLANEOUS (0.34%)
 Clorox                                                        10,900                 493,770
COSMETICS & TOILETRIES (3.25%)
 Avon Products                                                  8,200                 557,272
 Colgate-Palmolive                                              1,800                  95,742
 Gillette                                                      46,527               1,484,211
 Procter & Gamble                                              26,845               2,638,595
                                                                                    4,775,820
DATA PROCESSING & MANAGEMENT (0.22%)
 First Data                                                     9,200                 328,440
DISTRIBUTION-WHOLESALE (0.14%)
 Ingram Micro /1/                                               7,000                 103,600
 W.W. Grainger                                                  2,100                  96,138
                                                                                      199,738
DIVERSIFIED FINANCIAL SERVICES (2.47%)
 Citigroup                                                     76,790               3,639,846
DIVERSIFIED MANUFACTURING OPERATIONS (3.74%)
 3M                                                            18,930               1,493,009
 General Electric                                             132,383               3,840,431
 ITT Industries                                                 2,500                 169,975
                                                                                    5,503,415
ELECTRIC-INTEGRATED (1.64%)
 Allegheny Energy /1/                                          42,000                 444,360
 Edison International /1/                                      44,000                 867,240
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                                                 $
 Entergy                                                        5,600                 301,840
 Exelon                                                         8,016                 508,615
 FPL Group                                                      4,600                 293,204
                                                                                    2,415,259
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.90%)
 Altera /1/                                                     5,400                 109,242
 Intel                                                        138,468               4,576,367
 National Semiconductor /1/                                     8,200                 333,166
 Nvidia /1/                                                     6,100                 107,848
 Texas Instruments                                             21,400                 618,888
                                                                                    5,745,511
ELECTRONIC FORMS (0.64%)
 Adobe Systems                                                 21,600                 946,944
ELECTRONIC PARTS DISTRIBUTION (0.16%)
 Arrow Electronics /1/                                          5,100                 108,885
 Avnet /1/                                                      6,600                 128,040
                                                                                      236,925
ENTERPRISE SOFTWARE & SERVICE (0.52%)
 BMC Software /1/                                               6,800                 118,184
 Computer Associates International                             27,300                 642,096
                                                                                      760,280
FIDUCIARY BANKS (0.38%)
 State Street                                                  10,681                 559,257
FINANCE-AUTO LOANS (0.08%)
 AmeriCredit /1/                                                9,100                 121,940
FINANCE-COMMERCIAL (0.34%)
 CIT Group                                                     15,000                 504,300
FINANCE-CONSUMER LOANS (0.56%)
 SLM                                                           21,200                 830,192
FINANCE-CREDIT CARD (0.93%)
 American Express                                              13,400                 628,862
 MBNA                                                          29,600                 732,600
                                                                                    1,361,462
FINANCE-INVESTMENT BANKER & BROKER (2.65%)
 A.G. Edwards                                                   2,700                 109,350
 Bear Stearns                                                   7,800                 594,750
 Lehman Brothers Holdings                                      12,300                 885,600
 Merrill Lynch                                                 39,098               2,314,602
                                                                                    3,904,302
FINANCE-MORTGAGE LOAN/BANKER (0.38%)
 Federal National Mortgage Association                          7,711                 552,802
FINANCIAL GUARANTEE INSURANCE (0.19%)
 MBIA                                                           4,700                 280,167
FOOD-FLOUR & GRAIN (0.65%)
 Archer-Daniels-Midland                                        66,900                 960,015
FOOD-MISCELLANEOUS/DIVERSIFIED (0.75%)
 General Mills                                                  6,626                 297,176
 Kraft Foods                                                   27,800                 808,980
                                                                                    1,106,156
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-RETAIL (0.13%)
                                                                                 $
 Albertson's                                                    9,600                 194,784
FOOD-WHOLESALE & DISTRIBUTION (0.75%)
 Supervalu                                                      4,000                 100,880
 Sysco                                                         29,900               1,006,434
                                                                                    1,107,314
HEALTH CARE COST CONTAINMENT (0.57%)
 McKesson                                                      27,700                 838,479
INDUSTRIAL AUTOMATION & ROBOTS (0.23%)
 Rockwell International                                        11,000                 341,550
INSTRUMENTS-CONTROLS (0.13%)
 Johnson Controls                                               1,800                 193,554
INTERNET SECURITY (0.64%)
 Symantec /1/                                                  14,100                 939,765
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.18%)
 Franklin Resources                                             5,600                 265,552
MACHINERY-CONSTRUCTION & MINING (1.04%)
 Caterpillar                                                   20,860               1,528,621
MEDICAL INSTRUMENTS (1.77%)
 Boston Scientific /1/                                         13,400                 907,448
 Guidant                                                       26,751               1,364,569
 Medtronic                                                      7,200                 328,104
                                                                                    2,600,121
MEDICAL PRODUCTS (2.30%)
 Johnson & Johnson                                             45,918               2,311,053
 Zimmer Holdings /1/                                           16,800               1,072,008
                                                                                    3,383,061
MEDICAL-BIOMEDICAL/GENE (1.33%)
 Amgen /1/                                                     25,526               1,576,486
 Genentech /1/                                                  4,600                 377,062
                                                                                    1,953,548
MEDICAL-DRUGS (6.01%)
 Abbott Laboratories                                           20,433                 870,854
 American Pharmaceutical Partners /1/                           6,500                 158,275
 Eli Lilly                                                     21,533               1,434,528
 Merck                                                         32,900               1,455,825
 Pfizer                                                       142,950               4,201,220
 Wyeth                                                         16,232                 716,481
                                                                                    8,837,183
MEDICAL-HMO (0.36%)
 Health Net /1/                                                 9,200                 290,628
 Pacificare Health Systems /1/                                  4,100                 243,950
                                                                                      534,578
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.32%)
 Cardinal Health                                                8,000                 474,720
METAL-ALUMINUM (0.97%)
 Alcoa                                                         45,081               1,423,207
METAL-DIVERSIFIED (0.11%)
 Freeport-McMoran Copper & Gold                                 4,200                 162,750
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (0.26%)
                                                                                 $
 Equity Office Properties Trust                                 9,900                 277,299
 Mack-Cali Realty                                               2,600                  97,994
                                                                                      375,293
MONEY CENTER BANKS (1.96%)
 Bank of America                                               38,079               2,883,723
MULTI-LINE INSURANCE (3.37%)
 American International Group                                  36,187               2,201,255
 Hartford Financial Services                                    4,035                 221,522
 Loews                                                          8,900                 382,700
 MetLife                                                       35,200               1,105,280
 Prudential Financial                                          27,100               1,047,144
                                                                                    4,957,901
MULTIMEDIA (3.60%)
 Gannett                                                        2,594                 218,181
 Time Warner                                                  162,719               2,487,974
 Viacom                                                        46,900               1,869,903
 Walt Disney                                                   31,900                 722,216
                                                                                    5,298,274
NETWORKING PRODUCTS (1.11%)
 Cisco Systems /1/                                             77,719               1,630,545
NON-HAZARDOUS WASTE DISPOSAL (0.39%)
 Republic Services                                              7,100                 165,075
 Waste Management                                              15,582                 403,885
                                                                                      568,960
OFFICE AUTOMATION & EQUIPMENT (0.09%)
 Xerox /1/                                                     12,000                 126,000
OIL & GAS DRILLING (0.58%)
 Transocean Sedco Forex /1/                                    44,500                 853,955
OIL COMPANY-EXPLORATION & PRODUCTION (0.13%)
 Apache                                                         1,470                 102,488
 Burlington Resources                                           1,900                  92,416
                                                                                      194,904
OIL COMPANY-INTEGRATED (4.17%)
 ChevronTexaco                                                  9,542                 708,970
 ConocoPhillips                                                19,900               1,137,285
 Exxon Mobil                                                   99,691               3,646,697
 Marathon Oil                                                   5,400                 159,678
 Occidental Petroleum                                          13,700                 483,062
                                                                                    6,135,692
OIL REFINING & MARKETING (0.61%)
 Sunoco                                                        17,000                 743,920
 Valero Energy                                                  3,500                 149,450
                                                                                      893,370
OIL-FIELD SERVICES (0.92%)
 Halliburton                                                   31,600                 754,608
 Schlumberger                                                  12,719                 597,411
                                                                                    1,352,019
PAPER & RELATED PRODUCTS (0.55%)
 Boise Cascade                                                  3,700                 103,785
 Georgia-Pacific                                                6,300                 165,564
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
                                                                                 $
 International Paper                                           13,546                 533,035
                                                                                      802,384
PHARMACY SERVICES (0.10%)
 Medco Health Solutions /1/                                     4,365                 144,918
POULTRY (0.41%)
 Tyson Foods                                                   42,300                 603,621
PROPERTY & CASUALTY INSURANCE (1.23%)
 Chubb                                                         10,700                 714,867
 Fidelity National Financial                                   14,450                 446,794
 Travelers Property Casualty                                   39,512                 646,811
                                                                                    1,808,472
REAL ESTATE MANAGEMENT & SERVICES (0.07%)
 LNR Property                                                   2,500                 102,250
REGIONAL BANKS (4.87%)
 Bank One                                                      32,056               1,360,777
 FleetBoston Financial                                         11,700                 472,563
 National City                                                  7,800                 254,748
 SunTrust Banks                                                 6,400                 429,248
 U.S. Bancorp                                                  35,800                 974,476
 Wachovia                                                      43,122               1,978,006
 Wells Fargo                                                   30,200               1,700,864
                                                                                    7,170,682
RETAIL-APPAREL & SHOE (0.37%)
 Chico's FAS /1/                                                3,400                 127,636
 Gap                                                           21,700                 414,036
                                                                                      541,672
RETAIL-AUTOMOBILE (0.51%)
 AutoNation /1/                                                39,900                 746,130
RETAIL-BUILDING PRODUCTS (0.69%)
 Home Depot                                                     2,900                 107,503
 Lowe's                                                        15,400                 907,522
                                                                                    1,015,025
RETAIL-CONSUMER ELECTRONICS (0.22%)
 Best Buy /1/                                                   5,600                 326,536
RETAIL-DISCOUNT (3.77%)
 Dollar General                                                23,500                 528,045
 Target                                                        11,500                 457,010
 Wal-Mart Stores                                               77,370               4,560,962
                                                                                    5,546,017
RETAIL-DRUG STORE (0.58%)
 CVS                                                           24,316                 855,437
RETAIL-MAJOR DEPARTMENT STORE (0.27%)
 J.C. Penney                                                   11,400                 269,610
 Saks /1/                                                       8,800                 122,320
                                                                                      391,930
RETAIL-OFFICE SUPPLIES (0.67%)
 Staples /1/                                                   36,700                 984,294
RETAIL-REGIONAL DEPARTMENT STORE (0.63%)
 Federated Department Stores                                   19,600                 931,980
                                                             Shares
                                                              Held                   Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (0.30%)
                                                                                 $
 CBRL Group                                                     3,800                 147,250
 Starbucks /1/                                                  9,200                 290,720
                                                                                      437,970
RETAIL-TOY STORE (0.06%)
 Toys R Us /1/                                                  7,000                  91,000
SATELLITE TELECOM (0.12%)
 PanAmSat /1/                                                   8,500                 175,950
SAVINGS & LOANS-THRIFTS (0.43%)
 Charter One Financial                                          8,600                 274,856
 Hudson City Bancorp.                                           5,800                 200,332
 Washington Mutual                                              3,600                 157,500
                                                                                      632,688
SCHOOLS (0.16%)
 ITT Educational Services /1/                                   4,600                 229,080
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.14%)
 Maxim Integrated Products                                      4,200                 208,782
SEMICONDUCTOR EQUIPMENT (0.57%)
 Applied Materials /1/                                         17,740                 843,657
TELECOMMUNICATION EQUIPMENT (0.82%)
 Qualcomm                                                      15,400                 731,500
 Scientific-Atlanta                                            16,200                 479,520
                                                                                    1,211,020
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.14%)
 Corning /1/                                                   19,300                 211,914
TELEPHONE-INTEGRATED (2.65%)
 BellSouth                                                     18,800                 494,628
 CenturyTel                                                     5,500                 196,625
 SBC Communications                                            31,700                 760,166
 Sprint                                                        61,700                 987,200
 Verizon Communications                                        43,583               1,464,389
                                                                                    3,903,008
THERAPEUTICS (0.50%)
 Gilead Sciences /1/                                           13,400                 731,372
TOBACCO (0.76%)
 Altria Group                                                   3,300                 153,450
 RJ Reynolds Tobacco Holdings                                  20,200                 970,206
                                                                                    1,123,656
TRANSPORT-RAIL (0.60%)
 Burlington Northern Santa Fe                                  17,900                 518,026
 CSX                                                           11,700                 372,294
                                                                                      890,320
TRANSPORT-SERVICES (0.50%)
 FedEx                                                          8,245                 624,641
 United Parcel Service                                          1,500                 108,780
                                                                                      733,421
WIRELESS EQUIPMENT (0.69%)
 Motorola                                                      74,600               1,009,338
                                                 TOTAL COMMON STOCKS              146,382,162

                                                        Principal Amount
                                                                                     Value
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.13%)
 Citigroup Global Markets Holdings; 0.99%, 11/03/03
  (collateralized by U.S. Treasury Note; $1,682,325;                             $
  02/15/11) /2/                                            $1,665,000               1,665,000
                                         TOTAL REPURCHASE AGREEMENTS                1,665,000
                                                                                 ------------

                               TOTAL PORTFOLIO INVESTMENTS (100.60%)              148,047,162
LIABILITIES, NET OF CASH, RECEIVABLES, AND OTHER            ASSETS
 (-0.60%)                                                                            (883,611)
                                          TOTAL NET ASSETS (100.00%)             $147,163,551
                                                                                 ---------------

                                                         Unrealized
   Contract                   Opening       Current     Gain (Loss)
     Type       Commitment  Market Value  Market Value
--------------------------------------------------------------------
FUTURES CONTRACTS
11 S&P eMini      Buy         $569,952      $577,224       $7,272
December, 2003
Futures



/1 /Non-income producing security.
/2 /Security was purchased with the cash proceeds from securities loans.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.

                                OCTOBER 31, 2003

                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (95.63%)
APPLICATIONS SOFTWARE (5.49%)
                                                                     $
 Mercury Interactive /1/                            9,600               445,824
 Microsoft                                         98,850             2,584,927
 Siebel Systems /1/                                12,000               151,080
                                                                      3,181,831
BEVERAGES-NON-ALCOHOLIC (3.14%)
 Coca-Cola                                         25,175             1,168,120
 Pepsico                                           13,645               652,504
                                                                      1,820,624
BROADCASTING SERVICES & PROGRAMMING (1.53%)
 Citadel Broadcasting /1/                          12,750               251,175
 Clear Channel Communications                      15,500               632,710
                                                                        883,885
CABLE TV (0.77%)
 Comcast /1/                                       13,175               446,896
CELLULAR TELECOMMUNICATIONS (0.20%)
 AT&T Wireless Services /1/                        16,100               116,725
CIRCUIT BOARDS (0.43%)
 Jabil Circuit /1/                                  8,880               247,308
COMMERCIAL SERVICES (0.44%)
 Weight Watchers International /1/                  6,905               254,795
COMPUTERS (1.24%)
 International Business Machines                    8,050               720,314
COMPUTERS-INTEGRATED SYSTEMS (1.63%)
 Dell /1/                                          26,050               940,926
COMPUTERS-MEMORY DEVICES (1.07%)
 EMC /1/                                           15,425               213,482
 Veritas Software /1/                              11,200               404,880
                                                                        618,362
CONSULTING SERVICES (0.78%)
 Accenture /1/                                     19,400               453,960
COSMETICS & TOILETRIES (2.88%)
 Colgate-Palmolive                                  7,750               412,222
 Procter & Gamble                                  12,800             1,258,112
                                                                      1,670,334
DATA PROCESSING & MANAGEMENT (0.61%)
 First Data                                         9,900               353,430
DIVERSIFIED FINANCIAL SERVICES (3.58%)
 Citigroup                                         43,716             2,072,138
DIVERSIFIED MANUFACTURING OPERATIONS (5.43%)
 3M                                                15,300             1,206,711
 General Electric                                  66,750             1,936,417
                                                                      3,143,128
E-COMMERCE-SERVICES (1.02%)
 eBay /1/                                          10,100               564,994
 Priceline.com /1/                                  1,000                28,060
                                                                        593,054
ELECTRIC PRODUCTS-MISCELLANEOUS (0.49%)
 Emerson Electric                                   5,000               283,750
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.71%)
                                                                     $
 Intel                                             61,200             2,022,660
 Texas Instruments                                 14,625               422,955
 Xilinx /1/                                         8,800               278,960
                                                                      2,724,575
ELECTRONIC CONNECTORS (0.36%)
 Amphenol /1/                                       3,500               205,625
ELECTRONIC FORMS (0.44%)
 Adobe Systems                                      5,800               254,272
ENTERPRISE SOFTWARE & SERVICE (1.50%)
 Oracle /1/                                        50,200               600,392
 Peoplesoft /1/                                    13,000               269,880
                                                                        870,272
FIDUCIARY BANKS (0.93%)
 Bank of New York                                  17,250               538,028
FINANCE-CONSUMER LOANS (0.07%)
 First Marblehead                                   1,800                39,870
FINANCE-CREDIT CARD (1.29%)
 American Express                                  15,900               746,187
FINANCE-INVESTMENT BANKER & BROKER (2.60%)
 Charles Schwab                                    33,300               451,548
 Goldman Sachs Group                                5,775               542,272
 Lehman Brothers Holdings                           7,100               511,200
                                                                      1,505,020
FINANCE-MORTGAGE LOAN/BANKER (0.92%)
 Federal National Mortgage Association              7,400               530,506
HEALTH CARE COST CONTAINMENT (0.43%)
 Caremark Rx /1/                                    9,900               247,995
INTERNET SECURITY (0.41%)
 Symantec /1/                                       3,590               239,274
LIFE & HEALTH INSURANCE (0.97%)
 Aflac                                             15,400               561,792
MEDICAL INSTRUMENTS (2.19%)
 Boston Scientific /1/                              4,500               304,740
 Guidant                                            6,200               316,262
 Medtronic                                          7,875               358,864
 St. Jude Medical /1/                               4,925               286,438
                                                                      1,266,304
MEDICAL PRODUCTS (2.11%)
 Johnson & Johnson                                 24,275             1,221,761
MEDICAL-BIOMEDICAL/GENE (2.02%)
 Amgen /1/                                         15,715               970,558
 IDEC Pharmaceuticals /1/                           5,600               196,728
                                                                      1,167,286
MEDICAL-DRUGS (8.77%)
 Abbott Laboratories                               11,550               492,261
 Celgene /1/                                        2,975               124,028
 Eli Lilly                                          9,200               612,904
 Merck                                             11,550               511,087
 Pfizer                                            87,195             2,755,362
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                     $
 Wyeth                                             13,250               584,855
                                                                      5,080,497
MEDICAL-HMO (0.96%)
 UnitedHealth Group                                10,950               557,136
MEDICAL-HOSPITALS (0.22%)
 Health Management Associates                       5,700               126,255
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.38%)
 AmerisourceBergen                                  3,900               221,403
MULTI-LINE INSURANCE (2.12%)
 American International Group                      20,225             1,230,287
MULTIMEDIA (1.57%)
 Gannett                                            2,600               218,686
 Viacom                                            17,320               690,548
                                                                        909,234
NETWORKING PRODUCTS (2.83%)
 Cisco Systems /1/                                 78,025             1,636,964
OIL COMPANY-EXPLORATION & PRODUCTION (0.43%)
 Burlington Resources                               5,100               248,064
OIL COMPANY-INTEGRATED (0.48%)
 Exxon Mobil                                        7,650               279,837
OIL FIELD MACHINERY & EQUIPMENT (1.11%)
 Smith International /1/                           17,230               641,473
OIL-FIELD SERVICES (0.91%)
 Baker Hughes                                       9,175               259,286
 BJ Services /1/                                    8,200               269,042
                                                                        528,328
REGIONAL BANKS (1.48%)
 Wells Fargo                                       15,250               858,880
RETAIL-APPAREL & SHOE (0.59%)
 Abercrombie & Fitch /1/                           12,000               342,000
RETAIL-BEDDING (0.54%)
 Bed Bath & Beyond /1/                              7,400               312,576
RETAIL-BUILDING PRODUCTS (2.49%)
 Home Depot                                        27,280             1,011,270
 Lowe's                                             7,300               430,189
                                                                      1,441,459
RETAIL-DISCOUNT (6.39%)
 Costco Wholesale /1/                               5,400               190,998
 Dollar Tree Stores /1/                            16,000               610,880
 Target                                            18,200               723,268
 TJX                                               12,550               263,425
 Wal-Mart Stores                                   32,450             1,912,927
                                                                      3,701,498
RETAIL-DRUG STORE (0.48%)
 Walgreen                                           7,975               277,690
RETAIL-JEWELRY (0.41%)
 Tiffany                                            5,025               238,436
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (1.01%)
                                                                     $
 McDonald's                                         8,800               220,088
 Yum! Brands /1/                                   10,700               365,298
                                                                        585,386
SATELLITE TELECOM (0.68%)
 EchoStar Communications /1/                       10,300               394,696
SCHOOLS (0.37%)
 Apollo Group /1/                                   3,400               216,002
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (3.44%)
 Analog Devices /1/                                14,100               625,053
 Linear Technology                                 14,150               602,931
 Marvell Technology Group /1/                       8,800               386,056
 Maxim Integrated Products                          7,600               377,796
                                                                      1,991,836
SEMICONDUCTOR EQUIPMENT (1.96%)
 Applied Materials /1/                             36,225               846,578
 Novellus Systems /1/                               6,950               286,966
                                                                      1,133,544
TELECOMMUNICATION EQUIPMENT (1.67%)
 Nokia                                             29,000               492,710
 Qualcomm                                           9,975               473,813
                                                                        966,523
TELEVISION (0.61%)
 Univision Communications /1/                      10,350               351,383
THERAPEUTICS (0.33%)
 Gilead Sciences /1/                                3,550               193,759
TOBACCO (0.35%)
 Altria Group                                       4,400               204,600
TOYS (0.25%)
 LeapFrog Enterprises /1/                           4,200               145,194
TRANSPORT-SERVICES (0.51%)
 United Parcel Service                              4,100               297,332
TRANSPORT-TRUCK (0.07%)
 Overnite                                           1,700                37,672
WEB PORTALS (0.54%)
 Yahoo /1/                                          7,100               310,270
                                     TOTAL COMMON STOCKS             55,380,441

                                        99

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.

                                OCTOBER 31, 2003

                                           Principal Amount
                                                                      Value
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.17%)
 Citigroup Global Markets Holdings;
  0.99%, 11/03/03 (collateralized by
  U.S. Treasury Note; $684,045;
  02/15/11) /2/                                $677,000            $   677,000
                           TOTAL REPURCHASE AGREEMENTS                 677,000
                                                                   -----------

                  TOTAL PORTFOLIO INVESTMENTS (96.80%)              56,057,441

CASH, RECEIVABLES AND OTHER ASSETS, NET OF
          LIABILITIES (3.20%)                                1,852,772
                      TOTAL NET ASSETS (100.00%)             $57,910,213
                                                             -------------

/1 /Non-income producing security.
/2 /Security was purchased with the cash proceeds from securities loans.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.

                                OCTOBER 31, 2003

                                                       Shares
                                                        Held                Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (96.19%)
ADVERTISING AGENCIES (0.86%)
                                                                         $
 Interpublic Group                                      7,900                117,552
 Omnicom Group                                          3,700                295,260
                                                                             412,812
AEROSPACE & DEFENSE (0.65%)
 Raytheon                                              11,800                312,464
AEROSPACE & DEFENSE EQUIPMENT (0.71%)
 Lockheed Martin                                        7,300                338,428
APPLICATIONS SOFTWARE (2.90%)
 Intuit /1/                                             4,200                209,916
 Microsoft                                             45,100              1,179,365
                                                                           1,389,281
ATHLETIC FOOTWEAR (0.65%)
 Nike                                                   4,900                313,110
BEVERAGES-NON-ALCOHOLIC (2.59%)
 Coca-Cola                                             14,600                677,440
 Pepsico                                               11,790                563,798
                                                                           1,241,238
BROADCASTING SERVICES & PROGRAMMING (0.51%)
 Clear Channel Communications                           6,000                244,920
CABLE TV (0.69%)
 Comcast /1/                                            9,700                329,024
COMPUTERS (4.16%)
 Apple Computer /1/                                    14,100                322,749
 Hewlett-Packard                                       44,600                995,026
 International Business Machines                        7,500                671,100
                                                                           1,988,875
COMPUTERS-INTEGRATED SYSTEMS (1.06%)
 Dell /1/                                              14,100                509,292
COMPUTERS-MEMORY DEVICES (0.91%)
 EMC /1/                                               31,500                435,960
COMPUTERS-PERIPHERAL EQUIPMENT (0.94%)
 Lexmark International /1/                              6,100                449,021
COSMETICS & TOILETRIES (1.77%)
 Gillette                                               7,500                239,250
 Procter & Gamble                                       6,200                609,398
                                                                             848,648
DATA PROCESSING & MANAGEMENT (0.72%)
 First Data                                             9,600                342,720
DIVERSIFIED FINANCIAL SERVICES (2.42%)
 Citigroup                                             24,400              1,156,560
DIVERSIFIED MANUFACTURING OPERATIONS (7.40%)
 3M                                                     9,100                717,717
 Danaher                                                5,400                447,390
 Eaton                                                  5,200                521,248
 General Electric                                      35,600              1,032,756
 Textron                                                8,600                427,334
 Tyco International                                    18,900                394,632
                                                                           3,541,077
                                                       Shares
                                                        Held                Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.75%)
                                                                         $
 Cendant /1/                                           17,600                359,568
ELECTRIC-INTEGRATED (2.39%)
 Cinergy                                               11,700                424,827
 FirstEnergy                                            7,000                240,730
 FPL Group                                              2,600                165,724
 NiSource                                              15,100                312,721
                                                                           1,144,002
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.89%)
 Intel                                                 32,900              1,087,345
 Texas Instruments                                     10,200                294,984
                                                                           1,382,329
ENTERPRISE SOFTWARE & SERVICE (0.71%)
 Oracle /1/                                            28,400                339,664
FIDUCIARY BANKS (0.96%)
 Bank of New York                                      14,700                458,493
FINANCE-CONSUMER LOANS (0.20%)
 SLM                                                    2,500                 97,900
FINANCE-CREDIT CARD (0.59%)
 MBNA                                                  11,500                284,625
FINANCE-INVESTMENT BANKER & BROKER (1.55%)
 Lehman Brothers Holdings                               8,500                612,000
 Morgan Stanley                                         2,400                131,688
                                                                             743,688
FINANCE-MORTGAGE LOAN/BANKER (1.03%)
 Federal Home Loan Mortgage                             3,400                190,842
 Federal National Mortgage Association                  4,200                301,098
                                                                             491,940
FOOD-CONFECTIONERY (0.53%)
 Wm. Wrigley Jr.                                        4,500                253,800
FOOD-MISCELLANEOUS/DIVERSIFIED (0.45%)
 Sara Lee                                              10,800                215,244
FOOD-RETAIL (0.90%)
 Kroger /1/                                            24,600                430,254
GAS-DISTRIBUTION (0.58%)
 Sempra Energy                                         10,000                278,000
INSTRUMENTS-CONTROLS (0.88%)
 Johnson Controls                                       3,900                419,367
LIFE & HEALTH INSURANCE (0.81%)
 Lincoln National                                       9,700                387,321
MACHINERY-CONSTRUCTION & MINING (0.67%)
 Caterpillar                                            4,400                322,432
MACHINERY-FARM (0.56%)
 Deere                                                  4,400                266,728
MEDICAL INSTRUMENTS (1.74%)
 Boston Scientific /1/                                  3,400                230,248
 Guidant                                                6,500                331,565
 Medtronic                                              2,200                100,254
                                                       Shares
                                                        Held                Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (CONTINUED)
                                                                         $
 St. Jude Medical /1/                                   2,900                168,664
                                                                             830,731
MEDICAL PRODUCTS (1.93%)
 Baxter International                                  12,300                326,934
 Johnson & Johnson                                     11,900                598,927
                                                                             925,861
MEDICAL-BIOMEDICAL/GENE (1.16%)
 Amgen /1/                                              4,900                302,624
 Biogen /1/                                             6,200                250,914
                                                                             553,538
MEDICAL-DRUGS (8.36%)
 Abbott Laboratories                                    8,200                349,484
 Bristol-Myers Squibb                                  11,900                301,903
 Eli Lilly                                              8,700                579,594
 Forest Laboratories /1/                                7,100                355,071
 Merck                                                 12,600                557,550
 Pfizer                                                38,381              1,212,839
 Schering-Plough                                       21,700                331,359
 Wyeth                                                  7,100                313,394
                                                                           4,001,194
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.43%)
 Cardinal Health                                        3,500                207,690
METAL-ALUMINUM (1.06%)
 Alcoa                                                 16,000                505,120
MONEY CENTER BANKS (1.25%)
 Bank of America                                        7,900                598,267
MULTI-LINE INSURANCE (2.19%)
 Allstate                                              11,800                466,100
 American International Group                           9,600                583,968
                                                                           1,050,068
MULTIMEDIA (3.06%)
 Gannett                                                5,000                420,550
 Time Warner                                           21,600                330,264
 Viacom                                                 6,900                275,103
 Walt Disney                                           19,300                436,952
                                                                           1,462,869
NETWORKING PRODUCTS (1.39%)
 Cisco Systems /1/                                     22,300                467,854
 Lucent Technologies /1/                               62,100                198,720
                                                                             666,574
NON-HAZARDOUS WASTE DISPOSAL (0.85%)
 Waste Management                                      15,600                404,352
OIL & GAS DRILLING (0.72%)
 Transocean Sedco Forex /1/                            18,000                345,420
OIL COMPANY-INTEGRATED (4.62%)
 ChevronTexaco                                          5,100                378,930
 ConocoPhillips                                         8,100                462,915
 Exxon Mobil                                           37,400              1,368,092
                                                                           2,209,937
OIL-FIELD SERVICES (2.18%)
 Halliburton                                           14,600                348,648
                                                       Shares
                                                        Held                Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL-FIELD SERVICES (CONTINUED)
                                                                         $
 Schlumberger                                           7,300                342,881
 Weatherford International /1/                         10,100                350,975
                                                                           1,042,504
PAPER & RELATED PRODUCTS (1.66%)
 International Paper                                   13,500                531,225
 MeadWestvaco                                          10,100                261,792
                                                                             793,017
PHARMACY SERVICES (0.09%)
 Medco Health Solutions /1/                             1,278                 42,430
REGIONAL BANKS (2.17%)
 Bank One                                               2,700                114,615
 Fifth Third Bancorp                                    2,900                168,084
 FleetBoston Financial                                  4,200                169,638
 Wachovia                                               3,100                142,197
 Wells Fargo                                            7,900                444,928
                                                                           1,039,462
RETAIL-BUILDING PRODUCTS (1.39%)
 Home Depot                                            17,900                663,553
RETAIL-DISCOUNT (3.73%)
 Costco Wholesale /1/                                   9,500                336,015
 Target                                                12,400                492,776
 Wal-Mart Stores                                       16,200                954,990
                                                                           1,783,781
RETAIL-DRUG STORE (0.74%)
 Rite Aid /1/                                          22,800                130,644
 Walgreen                                               6,400                222,848
                                                                             353,492
RETAIL-REGIONAL DEPARTMENT STORE (0.15%)
 Kohls /1/                                              1,300                 72,891
RETAIL-RESTAURANTS (1.01%)
 McDonald's                                            19,300                482,693
SAVINGS & LOANS-THRIFTS (0.85%)
 Washington Mutual                                      9,300                406,875
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.79%)
 Maxim Integrated Products                              7,600                377,796
SEMICONDUCTOR EQUIPMENT (0.79%)
 Applied Materials /1/                                  8,400                196,308
 Kla-Tencor /1/                                         3,200                183,456
                                                                             379,764
TELECOMMUNICATION EQUIPMENT (0.77%)
 Nokia                                                 21,700                368,683
TELEPHONE-INTEGRATED (4.28%)
 AT&T                                                  10,300                191,477
 BellSouth                                             13,200                347,292
 SBC Communications                                    28,600                685,828
 Sprint                                                11,500                184,000
 Verizon Communications                                19,000                638,400
                                                                           2,046,997
                                                       Shares
                                                        Held                Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TOBACCO (1.44%)
                                                                         $
 Altria Group                                          10,400                483,600
 UST                                                    6,100                207,522
                                                                             691,122
                                         TOTAL COMMON STOCKS              46,035,466
                                                                         -----------

                        TOTAL PORTFOLIO INVESTMENTS (96.19%)              46,035,466
CASH, RECEIVABLES AND OTHER ASSETS, NET OF
 LIABILITIES (3.81%)                                                       1,821,219
                                  TOTAL NET ASSETS (100.00%)             $47,856,685
                                                                         -------------

/1 //Non-income producing security./

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

                                OCTOBER 31, 2003

                                           Shares
                                            Held                Value
-------------------------------------------------------------------------------
COMMON STOCKS (95.39%)
AEROSPACE & DEFENSE EQUIPMENT (0.57%)
                                                             $
 Goodrich                                   9,775                269,986
AGRICULTURAL OPERATIONS (0.13%)
 Monsanto                                   2,400                 60,120
APPAREL MANUFACTURERS (0.69%)
 Liz Claiborne                              3,200                118,048
 VF                                         4,900                208,005
                                                                 326,053
APPLIANCES (0.54%)
 Whirlpool                                  3,675                258,977
AUTO-CARS & LIGHT TRUCKS (0.82%)
 General Motors                             9,100                388,297
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.15%)
 Paccar                                       900                 71,064
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (2.22%)
 Autoliv                                    7,500                248,400
 Dana                                       9,900                161,172
 Delphi Automotive Systems                 21,100                187,790
 Lear /1/                                   3,700                214,933
 Magna International                        3,000                240,690
                                                               1,052,985
BUILDING-RESIDENTIAL & COMMERCIAL (1.34%)
 Centex                                     1,300                126,750
 KB Home                                    3,000                205,470
 Pulte                                      3,500                302,785
                                                                 635,005
CABLE TV (1.62%)
 Comcast /1/                               22,711                770,357
CELLULAR TELECOMMUNICATIONS (0.59%)
 AT&T Wireless Services /1/                38,600                279,850
CHEMICALS-DIVERSIFIED (2.30%)
 Dow Chemical                              13,100                493,739
 E. I. Du Pont de Nemours                   8,750                353,500
 Lyondell Chemical                          4,200                 60,060
 PPG Industries                             3,200                184,480
                                                               1,091,779
CHEMICALS-SPECIALTY (0.48%)
 Cabot                                      3,400                 94,860
 Lubrizol                                   4,400                133,320
                                                                 228,180
COATINGS & PAINT (0.28%)
 Sherwin-Williams                           4,000                134,160
COMMERCIAL BANKS (1.48%)
 AmSouth Bancorp                            8,300                196,046
 Regions Financial                          6,150                226,012
 SouthTrust                                 3,600                114,660
 UnionBanCal                                3,050                165,219
                                                                 701,937
COMPUTERS (2.48%)
 Hewlett-Packard                           38,100                850,011
                                           Shares
                                            Held                Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS (CONTINUED)
                                                             $
 International Business Machines            3,650                326,602
                                                               1,176,613
COMPUTERS-MEMORY DEVICES (0.06%)
 Quantum /1/                                8,800                 27,368
CONTAINERS-METAL & GLASS (0.05%)
 Owens-Illinois /1/                         2,000                 24,600
CONTAINERS-PAPER & PLASTIC (0.20%)
 Smurfit-Stone Container /1/                6,200                 96,100
COSMETICS & TOILETRIES (0.35%)
 Procter & Gamble                           1,700                167,093
DISTRIBUTION-WHOLESALE (0.82%)
 Genuine Parts                              4,800                152,736
 Ingram Micro /1/                           8,700                128,760
 Tech Data /1/                              3,300                108,636
                                                                 390,132
DIVERSIFIED FINANCIAL SERVICES (4.64%)
 Citigroup                                 46,500              2,204,100
DIVERSIFIED MANUFACTURING OPERATIONS (2.20%)
 Cooper Industries                          3,800                201,020
 Eaton                                      3,100                310,744
 Textron                                    6,300                313,047
 Tyco International                        10,600                221,328
                                                               1,046,139
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.32%)
 Cendant /1/                                7,400                151,182
ELECTRIC-INTEGRATED (5.29%)
 Alliant Energy                             9,300                223,758
 American Electric Power                   10,850                305,861
 Cinergy                                    5,500                199,705
 Constellation Energy Group                 6,100                221,857
 Edison International /1/                   2,600                 51,246
 Entergy                                    6,100                328,790
 FirstEnergy                                9,900                340,461
 Northeast Utilities                       10,900                205,356
 PG&E /1/                                   3,900                 95,355
 PPL                                        5,300                211,576
 Puget Energy                               4,400                100,012
 XCEL Energy                               14,000                229,600
                                                               2,513,577
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.01%)
 Flextronics International /1/             18,200                254,800
 Solectron /1/                             40,200                222,708
                                                                 477,508
ELECTRONIC CONNECTORS (0.05%)
 Thomas & Betts /1/                         1,300                 23,140
ELECTRONIC PARTS DISTRIBUTION (0.42%)
 Arrow Electronics /1/                      2,000                 42,700
 Avnet /1/                                  8,000                155,200
                                                                 197,900
                                           Shares
                                            Held                Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (2.85%)
                                                             $
 Bear Stearns                               2,800                213,500
 Lehman Brothers Holdings                   5,450                392,400
 Merrill Lynch                              6,200                367,040
 Morgan Stanley                             6,900                378,603
                                                               1,351,543
FINANCE-MORTGAGE LOAN/BANKER (1.59%)
 Countrywide Credit Industries              3,500                367,920
 Federal Home Loan Mortgage                 3,700                207,681
 Federal National Mortgage
  Association                               2,525                181,017
                                                                 756,618
FINANCIAL GUARANTEE INSURANCE (0.64%)
 MBIA                                       5,100                304,011
FOOD-FLOUR & GRAIN (0.35%)
 Archer-Daniels-Midland                    11,625                166,819
FOOD-MISCELLANEOUS/DIVERSIFIED (0.76%)
 H.J. Heinz                                 4,300                151,919
 Sara Lee                                  10,600                211,258
                                                                 363,177
FOOD-RETAIL (1.02%)
 Albertson's                                5,200                105,508
 Kroger /1/                                10,100                176,649
 Safeway /1/                                9,600                202,560
                                                                 484,717
FOOD-WHOLESALE & DISTRIBUTION (0.16%)
 Supervalu                                  3,000                 75,660
GAS-DISTRIBUTION (0.52%)
 Sempra Energy                              8,900                247,420
HOME FURNISHINGS (0.25%)
 Leggett & Platt                            5,600                116,984
INDUSTRIAL AUTOMATION & ROBOTS (0.11%)
 Rockwell International                     1,700                 52,785
INSURANCE BROKERS (0.51%)
 Aon                                       11,100                243,090
LIFE & HEALTH INSURANCE (1.44%)
 Jefferson-Pilot                            6,200                295,988
 John Hancock Financial Services            9,500                335,825
 Torchmark                                  1,225                 53,753
                                                                 685,566
MACHINERY-CONSTRUCTION & MINING (0.49%)
 Caterpillar                                3,200                234,496
MEDICAL INSTRUMENTS (0.49%)
 Guidant                                    4,600                234,646
MEDICAL PRODUCTS (0.08%)
 Becton Dickinson                           1,000                 36,560
MEDICAL-DRUGS (2.71%)
 Abbott Laboratories                          800                 34,096
 Bristol-Myers Squibb                       6,400                162,368
 GlaxoSmithKline                            5,400                233,766
 Merck                                     13,950                617,288
                                           Shares
                                            Held                Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                             $
 Wyeth                                      5,400                238,356
                                                               1,285,874
MEDICAL-HMO (1.25%)
 Aetna                                      2,800                160,748
 Health Net /1/                             6,700                211,653
 Humana /1/                                11,000                223,190
                                                                 595,591
METAL-ALUMINUM (0.47%)
 Alcan                                      5,600                223,608
MONEY CENTER BANKS (3.42%)
 Bank of America                           17,000              1,287,410
 JP Morgan Chase                            9,400                337,460
                                                               1,624,870
MULTI-LINE INSURANCE (2.56%)
 Allstate                                  12,500                493,750
 American International Group               5,889                358,228
 MetLife                                    8,450                265,330
 Old Republic International                 2,800                100,632
                                                               1,217,940
MULTIMEDIA (1.13%)
 Time Warner                               24,500                374,605
 Viacom                                     2,500                 99,675
 Walt Disney                                2,700                 61,128
                                                                 535,408
NETWORKING PRODUCTS (0.26%)
 Lucent Technologies /1/                   38,400                122,880
OIL COMPANY-INTEGRATED (8.36%)
 ChevronTexaco                             11,628                863,960
 ConocoPhillips                             9,997                571,329
 Exxon Mobil                               52,600              1,924,108
 Marathon Oil                              10,400                307,528
 Occidental Petroleum                       8,600                303,236
                                                               3,970,161
OIL REFINING & MARKETING (0.89%)
 Ashland                                    5,900                219,716
 Valero Energy                              4,800                204,960
                                                                 424,676
PAPER & RELATED PRODUCTS (0.79%)
 Boise Cascade                              1,600                 44,880
 Georgia-Pacific                           12,550                329,814
                                                                 374,694
PHARMACY SERVICES (0.12%)
 Medco Health Solutions /1/                 1,682                 55,842
PIPELINES (0.10%)
 Williams                                   4,800                 48,960
POULTRY (0.53%)
 Tyson Foods                               17,535                250,224
POWER CONVERTER & SUPPLY EQUIPMENT (0.26%)
 Hubbell                                    2,900                124,236
                                           Shares
                                            Held                Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PRINTING-COMMERCIAL (0.42%)
                                                             $
 R.R. Donnelley & Sons                      7,600                197,600
PROPERTY & CASUALTY INSURANCE (2.42%)
 ACE                                        2,800                100,800
 Chubb                                      4,750                317,348
 St. Paul                                   7,125                271,676
 Travelers Property Casualty               13,562                221,061
 Travelers Property Casualty                2,387                 39,075
 XL Capital                                 2,850                198,075
                                                               1,148,035
REGIONAL BANKS (9.55%)
 Bank One                                   8,300                352,335
 Comerica                                   4,600                236,808
 FleetBoston Financial                     16,087                649,754
 Huntington Bancshares                     10,300                223,098
 KeyCorp                                   11,550                326,288
 National City                              9,950                324,967
 PNC Financial Services Group               7,300                391,061
 SunTrust Banks                             4,600                308,522
 U.S. Bancorp                              15,997                435,438
 Union Planters                             3,562                118,508
 Wachovia                                  17,300                793,551
 Wells Fargo                                6,650                374,528
                                                               4,534,858
REINSURANCE (0.19%)
 RenaissanceRe Holdings                     2,000                 89,960
RETAIL-APPAREL & SHOE (0.03%)
 Foot Locker                                  900                 16,110
RETAIL-MAJOR DEPARTMENT STORE (1.66%)
 May Department Stores                     10,400                290,784
 Sears Roebuck                              9,500                499,985
                                                                 790,769
RETAIL-OFFICE SUPPLIES (0.44%)
 Office Depot /1/                          13,900                207,527
RETAIL-REGIONAL DEPARTMENT STORE (0.69%)
 Federated Department Stores                6,900                328,095
RETAIL-RESTAURANTS (0.11%)
 McDonald's                                 2,000                 50,020
RUBBER-TIRES (0.08%)
 Cooper Tire & Rubber                       2,000                 39,320
SAVINGS & LOANS-THRIFTS (2.42%)
 Astoria Financial                          6,500                225,160
 Golden West Financial                      3,200                321,376
 Washington Mutual                         13,787                603,181
                                                               1,149,717
TELECOMMUNICATION EQUIPMENT (1.26%)
 Nortel Networks /1/                       96,600                429,870
 Tellabs /1/                               22,300                167,919
                                                                 597,789
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (1.41%)
 Corning /1/                               44,800                491,904
                                           Shares
                                            Held                Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (CONTINUED)
                                                             $
 JDS Uniphase /1/                          49,700                176,435
                                                                 668,339
TELEPHONE-INTEGRATED (4.95%)
 BellSouth                                 20,400                536,724
 Qwest Communications International
  /1/                                      43,000                151,790
 SBC Communications                        25,800                618,684
 Sprint                                    22,500                360,000
 Sprint PCS /1/                            35,600                154,860
 Verizon Communications                    15,800                530,880
                                                               2,352,938
TEXTILE-HOME FURNISHINGS (0.39%)
 Mohawk Industries /1/                      2,500                185,300
TOBACCO (2.39%)
 Altria Group                              18,650                867,225
 UST                                        7,900                268,758
                                                               1,135,983
TOOLS-HAND HELD (0.23%)
 Black & Decker                             2,300                109,963
TRANSPORT-RAIL (1.54%)
 Burlington Northern Santa Fe               9,050                261,907
 CSX                                        7,600                241,832
 Norfolk Southern                          11,300                227,695
                                                                 731,434
                             TOTAL COMMON STOCKS              45,307,015
                                                             -----------

            TOTAL PORTFOLIO INVESTMENTS (95.39%)              45,307,015
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (4.61%)                                           2,187,477
                      TOTAL NET ASSETS (100.00%)             $47,494,492
                                                             -------------

/1 /Non-income producing security.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.

                                OCTOBER 31, 2003

                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (96.72%)
ADVERTISING AGENCIES (0.77%)
                                                                       $
 Interpublic Group                                   15,870                236,146
AIRLINES (0.29%)
 JetBlue Airways /1/                                  1,560                 89,981
APPAREL MANUFACTURERS (1.20%)
 Coach /1/                                            6,840                242,615
 Quiksilver /1/                                       7,300                125,341
                                                                           367,956
APPLICATIONS SOFTWARE (2.81%)
 Citrix Systems /1/                                   8,380                211,846
 Mercury Interactive /1/                              4,090                189,940
 Red Hat /1/                                         13,000                195,520
 Siebel Systems /1/                                  21,190                266,782
                                                                           864,088
AUDIO & VIDEO PRODUCTS (0.95%)
 Polycom /1/                                         14,530                291,036
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.56%)
 Navistar International /1/                           4,250                171,828
BUILDING-MAINTENANCE & SERVICE (0.83%)
 Ecolab                                               9,430                253,573
CASINO HOTELS (0.57%)
 MGM Mirage /1/                                       4,950                175,725
CASINO SERVICES (0.94%)
 International Game Technology                        8,790                287,872
CELLULAR TELECOMMUNICATIONS (0.46%)
 Western Wireless /1/                                 7,210                139,874
COMMERCIAL BANKS (0.46%)
 Silicon Valley Bancshares /1/                        4,070                142,857
COMMERCIAL SERVICES (0.96%)
 Alliance Data Systems /1/                            6,090                169,180
 Wireless Facilities /1/                              7,350                126,273
                                                                           295,453
COMPUTER DATA SECURITY (0.34%)
 NetScreen Technologies /1/                           3,940                104,883
COMPUTER GRAPHICS (0.64%)
 Pixar /1/                                            2,860                196,797
COMPUTER SERVICES (1.58%)
 Ceridian /1/                                         7,740                162,540
 Sungard Data Systems /1/                            11,530                323,416
                                                                           485,956
COMPUTERS-MEMORY DEVICES (0.62%)
 Maxtor /1/                                          14,040                191,927
COMPUTERS-PERIPHERAL EQUIPMENT (0.57%)
 Lexar Media /1/                                      7,700                176,407
CONTAINERS-METAL & GLASS (0.47%)
 Crown Holdings /1/                                  18,230                144,017
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CRUISE LINES (0.58%)
                                                                       $
 Royal Caribbean Cruises                              5,950                176,775
DATA PROCESSING & MANAGEMENT (3.06%)
 Fair, Isaac                                          3,820                243,640
 Fiserv /1/                                          12,080                426,665
 SEI Investments                                      9,310                271,107
                                                                           941,412
DECISION SUPPORT SOFTWARE (0.49%)
 Cognos /1/                                           4,330                149,255
DENTAL SUPPLIES & EQUIPMENT (1.62%)
 Dentsply International                               2,615                115,557
 Patterson Dental /1/                                 5,980                382,600
                                                                           498,157
DIAGNOSTIC EQUIPMENT (0.67%)
 Gen-Probe /1/                                        7,740                207,200
DISTRIBUTION-WHOLESALE (1.22%)
 CDW                                                  6,250                375,312
DIVERSIFIED MANUFACTURING OPERATIONS (0.47%)
 SPX /1/                                              3,020                145,322
E-COMMERCE-SERVICES (0.76%)
 Monster Worldwide /1/                                9,110                232,032
ELECTRIC PRODUCTS-MISCELLANEOUS (0.92%)
 Molex                                                9,020                283,138
ELECTRIC-GENERATION (0.66%)
 AES /1/                                             23,010                201,337
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.69%)
 Sanmina /1/                                         30,150                318,082
 Vishay Intertechnology /1/                          10,800                202,500
                                                                           520,582
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.04%)
 Agere Systems /1/                                   61,520                214,089
 Fairchild Semiconductor International /1/           10,640                240,464
 National Semiconductor /1/                           7,760                315,289
 PMC - Sierra /1/                                     9,070                164,802
                                                                           934,644
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.64%)
 Fluor                                                5,270                195,412
ENGINES-INTERNAL COMBUSTION (0.65%)
 Cummins Engine                                       4,210                199,554
ENTERPRISE SOFTWARE & SERVICE (1.18%)
 BEA Systems /1/                                     25,890                359,871
 MicroStrategy /1/                                       32                      9
 MicroStrategy /1/                                       43                  2,365
                                                                           362,245
ENTERTAINMENT SOFTWARE (1.94%)
 Electronic Arts /1/                                  3,840                380,314
 Take-Two Interactive Software /1/                    5,440                215,152
                                                                           595,466
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENVIRONMENTAL CONSULTING & ENGINEERING (0.47%)
                                                                       $
 Tetra Tech /1/                                       6,380                143,422
FIDUCIARY BANKS (1.00%)
 Investors Financial Services                         8,660                305,958
FINANCE-CREDIT CARD (0.47%)
 Providian Financial /1/                             13,120                145,763
FINANCE-INVESTMENT BANKER & BROKER (2.08%)
 Bear Stearns                                         2,630                200,538
 Jefferies Group                                      3,710                115,010
 Legg Mason                                           3,890                323,842
                                                                           639,390
FINANCIAL GUARANTEE INSURANCE (0.50%)
 Radian Group                                         2,930                154,997
FOOD-BAKING (0.33%)
 Flowers Foods                                        4,290                101,802
FOOD-DAIRY PRODUCTS (0.60%)
 Dean Foods /1/                                       6,100                184,525
HEALTH CARE COST CONTAINMENT (0.91%)
 Caremark Rx /1/                                     11,190                280,309
HOTELS & MOTELS (1.63%)
 Marriott International                               5,190                224,208
 Starwood Hotels & Resorts Worldwide                  8,230                277,598
                                                                           501,806
HUMAN RESOURCES (1.15%)
 Manpower                                             7,630                354,032
INDUSTRIAL AUTOMATION & ROBOTS (0.67%)
 UNOVA /1/                                            9,470                205,594
INDUSTRIAL GASES (0.50%)
 Air Products & Chemicals                             3,400                154,394
INSTRUMENTS-SCIENTIFIC (0.90%)
 Fisher Scientific International /1/                  6,860                276,115
INTERNET BROKERS (0.92%)
 Ameritrade Holding /1/                              20,620                281,257
INTERNET CONTENT-INFORMATION/NEWS (1.19%)
 CNET Networks /1/                                   26,140                212,779
 SINA /1/                                             3,930                151,816
                                                                           364,595
INTERNET SECURITY (1.83%)
 CheckFree /1/                                        7,800                214,734
 VeriSign /1/                                        21,930                348,029
                                                                           562,763
LASERS-SYSTEMS & COMPONENTS (0.91%)
 Cymer /1/                                            6,150                280,809
LEISURE & RECREATION PRODUCTS (0.49%)
 WMS Industries /1/                                   6,510                150,576
LINEN SUPPLY & RELATED ITEMS (0.58%)
 Cintas                                               4,150                177,039
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-PRINT TRADE (0.68%)
                                                                       $
 Zebra Technologies /1/                               3,680                209,576
MEDICAL LASER SYSTEMS (0.57%)
 VISX /1/                                             7,180                174,187
MEDICAL PRODUCTS (4.11%)
 Henry Schein /1/                                     6,500                403,325
 INAMED /1/                                           1,860                160,648
 Varian Medical Systems /1/                           4,440                283,894
 Zimmer Holdings /1/                                  6,510                415,403
                                                                         1,263,270
MEDICAL-BIOMEDICAL/GENE (2.15%)
 Chiron /1/                                           8,050                439,772
 Invitrogen /1/                                       3,460                220,021
                                                                           659,793
MEDICAL-DRUGS (2.56%)
 Allergan                                             2,110                159,558
 Celgene /1/                                          6,880                286,827
 Medicis Pharmaceutical                               5,350                338,923
                                                                           785,308
MEDICAL-GENERIC DRUGS (2.64%)
 Mylan Laboratories                                  10,305                248,866
 Pharmaceutical Resources /1/                         4,260                307,913
 Taro Pharmaceuticals Industries /1/                  2,400                154,200
 Watson Pharmaceutical /1/                            2,520                 98,960
                                                                           809,939
MEDICAL-HMO (2.09%)
 Aetna                                                3,830                219,880
 Coventry Health Care /1/                             2,320                127,020
 Mid Atlantic Medical Services /1/                    5,050                294,920
                                                                           641,820
MEDICAL-HOSPITALS (0.41%)
 Community Health Systems /1/                         5,220                125,384
METAL-COPPER (0.72%)
 Phelps Dodge /1/                                     3,560                219,794
METAL-DIVERSIFIED (0.72%)
 Freeport-McMoran Copper & Gold                       5,730                222,037
NETWORKING PRODUCTS (0.71%)
 Network Appliance /1/                                8,900                219,652
NON-HAZARDOUS WASTE DISPOSAL (0.42%)
 Allied Waste Industries /1/                         11,440                129,043
OIL & GAS DRILLING (0.40%)
 Nabors Industries /1/                                3,290                124,362
OIL COMPANY-EXPLORATION & PRODUCTION (1.15%)
 Chesapeake Energy                                   12,390                147,813
 XTO Energy                                           8,660                204,982
                                                                           352,795
OIL FIELD MACHINERY & EQUIPMENT (1.00%)
 Smith International /1/                              8,260                307,520
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PHARMACY SERVICES (0.67%)
                                                                       $
 Omnicare                                             5,400                207,036
PIPELINES (1.24%)
 Kinder Morgan                                        3,230                172,966
 Williams                                            20,270                206,754
                                                                           379,720
RADIO (0.40%)
 XM Satellite Radio Holdings /1/                      6,130                124,194
REINSURANCE (0.40%)
 AXIS Capital Holdings                                4,950                123,998
RETAIL-APPAREL & SHOE (0.82%)
 Chico's FAS /1/                                      6,700                251,518
RETAIL-DISCOUNT (1.72%)
 Dollar Tree Stores /1/                               7,770                296,659
 Family Dollar Stores                                 5,340                232,877
                                                                           529,536
RETAIL-DRUG STORE (0.67%)
 Rite Aid /1/                                        36,180                207,311
RETAIL-HOME FURNISHINGS (0.57%)
 Cost Plus /1/                                        3,830                175,682
RETAIL-JEWELRY (0.70%)
 Tiffany                                              4,560                216,372
RETAIL-RESTAURANTS (1.63%)
 Cheesecake Factory /1/                               3,770                150,574
 Starbucks /1/                                       11,090                350,444
                                                                           501,018
SAVINGS & LOANS-THRIFTS (0.62%)
 Sovereign Bancorp                                    9,230                192,076
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.16%)
 Cypress Semiconductor /1/                            6,130                131,550
 Integrated Device Technology /1/                    23,920                375,544
 Marvell Technology Group /1/                         3,600                157,932
                                                                           665,026
SEMICONDUCTOR EQUIPMENT (3.85%)
 Kla-Tencor /1/                                       7,030                403,030
 Lam Research /1/                                    17,800                511,572
 Novellus Systems /1/                                 6,490                267,972
                                                                         1,182,574
TELECOMMUNICATION EQUIPMENT (2.22%)
 Comverse Technology /1/                             20,870                376,495
 Sonus Networks /1/                                  37,080                304,427
                                                                           680,922
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (1.92%)
 CIENA /1/                                           33,240                213,068
 Corning /1/                                         34,260                376,175
                                                                           589,243
TELECOMMUNICATION SERVICES (0.53%)
 Time Warner Telecom /1/                             15,710                162,599
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEVISION (0.71%)
                                                                       $
 Univision Communications /1/                         6,420                217,959
THERAPEUTICS (0.63%)
 Neurocrine Biosciences /1/                           4,160                194,813
TOYS (1.72%)
 LeapFrog Enterprises /1/                             6,630                229,199
 Marvel Enterprises /1/                              10,140                298,623
                                                                           527,822
TRANSPORT-TRUCK (0.54%)
 Swift Transportation /1/                             7,370                165,309
VITAMINS & NUTRITION PRODUCTS (0.45%)
 NBTY /1/                                             5,130                139,793
WEB HOSTING & DESIGN (0.48%)
 Macromedia /1/                                       7,750                148,103
                                       TOTAL COMMON STOCKS              29,726,469
                                                                       -----------

                      TOTAL PORTFOLIO INVESTMENTS (96.72%)              29,726,469
CASH, RECEIVABLES AND OTHER ASSETS, NET OF
 LIABILITIES (3.28%)                                                     1,007,820
                                TOTAL NET ASSETS (100.00%)             $30,734,289
                                                                       -------------


/1 /Non-income producing security.


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                 PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.

                                OCTOBER 31, 2003

                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (96.15%)
APPAREL MANUFACTURERS (0.04%)
                                                                     $
 Carter's /1/                                         200                  5,600
APPLICATIONS SOFTWARE (0.64%)
 Mercury Interactive /1/                            2,000                 92,880
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.24%)
 American Axle & Manufacturing Holdings /1/         5,200                179,920
BEVERAGES-NON-ALCOHOLIC (1.04%)
 Cott /1/                                           5,800                151,090
BEVERAGES-WINE & SPIRITS (1.32%)
 Constellation Brands /1/                           6,100                191,357
BUILDING-RESIDENTIAL & COMMERCIAL (2.08%)
 Hovnanian Enterprises /1/                          1,900                154,432
 NVR /1/                                              300                146,820
                                                                         301,252
CELLULAR TELECOMMUNICATIONS (0.04%)
 Western Wireless /1/                                 300                  5,820
CHEMICALS-SPECIALTY (0.79%)
 Albemarle                                          4,300                115,326
CIRCUIT BOARDS (2.07%)
 Benchmark Electronics /1/                          5,400                263,088
 TTM Technologies /1/                               2,300                 37,030
                                                                         300,118
COMMERCIAL BANKS (2.83%)
 UCBH Holdings                                     11,520                411,379
COMPUTER SERVICES (6.17%)
 CACI International /1/                             6,290                311,544
 Cognizant Technology Solutions /1/                10,430                473,418
 FactSet Research Systems                           2,540                110,845
                                                                         895,807
COMPUTERS-INTEGRATED SYSTEMS (0.79%)
 RadiSys /1/                                        5,900                115,345
COMPUTERS-MEMORY DEVICES (2.62%)
 Advanced Digital Information /1/                  14,800                240,500
 Dot Hill Systems /1/                              10,400                139,464
                                                                         379,964
DATA PROCESSING & MANAGEMENT (2.11%)
 Fair, Isaac                                        4,800                306,144
DENTAL SUPPLIES & EQUIPMENT (1.50%)
 Patterson Dental /1/                               3,400                217,532
DIVERSIFIED MANUFACTURING OPERATIONS (2.09%)
 A.O. Smith                                         4,900                155,085
 ESCO Technologies /1/                              3,400                147,832
                                                                         302,917
DRUG DELIVERY SYSTEMS (0.70%)
 Penwest Pharmaceuticals /1/                        6,200                101,556
E-MARKETING-INFORMATION (1.40%)
 Digital River /1/                                  7,400                202,612
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.28%)
                                                                     $
 Cree /1/                                           3,200                 56,832
 Intersil Holding                                   5,000                128,950
                                                                         185,782
ELECTRONIC DESIGN AUTOMATION (2.09%)
 Magma Design Automation /1/                        8,200                198,686
 Verisity /1/                                       8,400                104,916
                                                                         303,602
ELECTRONICS-MILITARY (1.31%)
 Engineered Support Systems                         2,820                190,660
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.75%)
 EMCOR Group /1/                                    2,900                109,301
ENTERTAINMENT SOFTWARE (0.60%)
 THQ /1/                                            4,880                 86,571
ENVIRONMENTAL CONSULTING & ENGINEERING (0.20%)
 Tetra Tech /1/                                     1,300                 29,224
FIDUCIARY BANKS (1.66%)
 Investors Financial Services                       6,800                240,244
FOOD-WHOLESALE & DISTRIBUTION (1.00%)
 Performance Food Group /1/                         3,900                145,275
INDUSTRIAL AUTOMATION & ROBOTS (1.29%)
 Cognex                                             7,000                187,950
INSTRUMENTS-SCIENTIFIC (0.78%)
 Fisher Scientific International /1/                2,800                112,700
INSURANCE BROKERS (0.79%)
 Hilb, Rogal & Hamilton                             2,030                 60,941
 Hub International                                  3,500                 53,900
                                                                         114,841
INTERNET INFRASTRUCTURE EQUIPMENT (0.81%)
 Avocent /1/                                        3,100                117,180
MEDICAL INSTRUMENTS (1.58%)
 Advanced Neuromodulation Systems /1/               5,600                229,600
MEDICAL PRODUCTS (1.90%)
 INAMED /1/                                         3,200                276,384
MEDICAL-BIOMEDICAL/GENE (1.24%)
 Affymetrix /1/                                     2,100                 53,823
 InterMune /1/                                      1,400                 28,000
 Telik /1/                                          4,800                 97,536
                                                                         179,359
MEDICAL-DRUGS (0.26%)
 POZEN /1/                                          3,000                 37,590
MEDICAL-GENERIC DRUGS (1.24%)
 Taro Pharmaceuticals Industries /1/                2,800                179,900
MEDICAL-HOSPITALS (1.52%)
 VCA Antech /1/                                     7,800                220,272
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (3.27%)
 Odyssey HealthCare /1/                             8,750                242,725
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (CONTINUED)
                                                                     $
 Select Medical /1/                                 6,900                231,633
                                                                         474,358
MISCELLANEOUS INVESTING (2.78%)
 American Financial Realty Trust                    6,400                 97,280
 Mills                                              3,700                150,960
 Ventas                                             8,300                155,210
                                                                         403,450
NETWORKING PRODUCTS (1.41%)
 Foundry Networks /1/                               8,200                190,732
 Ixia /1/                                           1,200                 14,400
                                                                         205,132
OFFICE SUPPLIES & FORMS (1.18%)
 Moore Wallace /1/                                 12,000                171,600
OIL & GAS DRILLING (0.73%)
 Patterson-UTI Energy /1/                           3,700                105,783
OIL COMPANY-EXPLORATION & PRODUCTION (2.20%)
 Patina Oil & Gas                                   4,475                188,755
 Quicksilver Resources /1/                          5,100                131,070
                                                                         319,825
OIL-FIELD SERVICES (1.43%)
 Tetra Technologies /1/                             9,150                206,882
PHYSICIAN PRACTICE MANAGEMENT (2.17%)
 Pediatrix Medical Group /1/                        5,880                314,286
PROPERTY & CASUALTY INSURANCE (0.66%)
 Direct General                                       500                 14,995
 RLI                                                2,400                 80,640
                                                                          95,635
PUBLICLY TRADED INVESTMENT FUND (2.33%)
 iShares Russell 2000 Index Fund                    3,200                337,696
RADIO (1.42%)
 Cumulus Media /1/                                  8,400                157,332
 Salem Communications /1/                           2,100                 48,825
                                                                         206,157
REAL ESTATE MANAGEMENT & SERVICES (0.29%)
 Jones Lang LaSalle /1/                             2,200                 41,910
RESEARCH & DEVELOPMENT (1.04%)
 Pharmaceutical Product Development /1/             5,000                150,350
RESPIRATORY PRODUCTS (0.41%)
 ResMed /1/                                         1,435                 59,940
RETAIL-APPAREL & SHOE (2.85%)
 Chico's FAS /1/                                   11,000                412,940
RETAIL-COMPUTER EQUIPMENT (0.95%)
 Electronics Boutique Holdings /1/                  4,837                137,613
RETAIL-PET FOOD & SUPPLIES (1.51%)
 PETCO Animal Supplies /1/                          6,600                218,988
RETAIL-RESTAURANTS (2.41%)
 Panera Bread /1/                                   3,750                150,862
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (CONTINUED)
                                                                     $
 Ruby Tuesday                                       7,300                199,655
                                                                         350,517
SAVINGS & LOANS-THRIFTS (3.62%)
 BankUnited Financial /1/                           7,900                174,669
 First Niagara Financial Group                      3,200                 45,728
 Harbor Florida Bancshares                          3,100                 83,452
 New York Community Bancorp                         6,133                222,015
                                                                         525,864
SCHOOLS (2.03%)
 Career Education /1/                               5,500                294,525
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.73%)
 Exar /1/                                           7,150                115,043
 Pericom Semiconductor /1/                          5,200                 59,228
 Power Integrations /1/                             5,500                191,510
 Standard Microsystems /1/                          1,000                 30,000
                                                                         395,781
SEMICONDUCTOR EQUIPMENT (1.90%)
 August Technology                                    900                 17,460
 Rudolph Technologies /1/                           4,500                117,675
 Ultratech /1/                                      4,500                140,445
                                                                         275,580
SEMICONDUCTORS (0.61%)
 Artisan Components /1/                             4,300                 88,193
SOFTWARE TOOLS (0.58%)
 Borland Software /1/                               9,476                 84,147
THERAPEUTICS (4.17%)
 Amylin Pharmaceuticals /1/                         2,900                 79,257
 CV Therapeutics /1/                                2,600                 45,838
 Isis Pharmaceuticals /1/                           7,900                 52,535
 Medicines /1/                                      3,900                103,935
 Neurocrine Biosciences /1/                         2,861                133,981
 NPS Pharmaceuticals /1/                            3,900                102,687
 Vicuron Pharmaceuticals /1/                        4,700                 86,245
                                                                         604,478
TOYS (0.86%)
 LeapFrog Enterprises /1/                           3,600                124,452
TRANSPORT-SERVICES (0.74%)
 UTI Worldwide                                      3,100                107,384
WEB PORTALS (0.10%)
 Yahoo /1/                                            330                 14,421
                                     TOTAL COMMON STOCKS              13,950,941
                                                                     -----------

                    TOTAL PORTFOLIO INVESTMENTS (96.15%)              13,950,941
CASH, RECEIVABLES AND OTHER ASSETS, NET OF
 LIABILITIES (3.85%)                                                     558,959
                              TOTAL NET ASSETS (100.00%)             $14,509,900
                                                                     -------------

/1 /Non-income producing security.


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PRINCIPAL REAL ESTATE FUND, INC.

                                OCTOBER 31, 2003


                                         Shares
                                          Held                  Value
--------------------------------------------------------------------------------
COMMON STOCKS (97.47%)
APARTMENT REITS (9.88%)
 Apartment Investment &                                      $
  Management                               15,900                650,310
 Archstone-Smith Trust                     47,030              1,255,701
 Equity Residential Properties
  Trust                                    65,000              1,901,250
 Home Properties of New York               23,200                893,200
 Mid-America Apartment
  Communities                               5,800                182,120
 United Dominion Realty Trust              67,800              1,183,110
                                                               6,065,691
DIVERSIFIED REITS (14.89%)
 Brookfield Properties                     71,400              1,823,556
 Capital Automotive                        69,640              2,166,500
 Catellus Development                      34,657                771,811
 Entertainment Properties Trust            17,014                547,511
 Liberty Property Trust                    17,700                643,926
 Vornado Realty Trust                      63,000              3,184,650
                                                               9,137,954
FACTORY OUTLET REITS (4.27%)
 Chelsea Property Group                    53,200              2,617,440
HEALTHCARE REITS (1.68%)
 Health Care                               11,300                374,595
 Healthcare Realty Trust                   12,500                421,875
 Ventas                                    12,576                235,171
                                                               1,031,641
HOTEL REITS (5.82%)
 Hilton Hotels                             54,200                858,528
 Host Marriott /1/                        118,090              1,234,040
 LaSalle Hotel Properties                  23,096                389,168
 Starwood Hotels & Resorts
  Worldwide                                32,300              1,089,479
                                                               3,571,215
MALL REITS (17.82%)
 CBL & Associates Properties               44,690              2,381,977
 General Growth Properties                 47,400              3,626,100
 Macerich                                  17,400                699,480
 Mills                                     43,600              1,778,880
 Simon Property Group                      54,300              2,447,844
                                                              10,934,281
MANUFACTURED HOUSING REITS (1.28%)
 Manufactured Home Communities             20,600                782,800
OFFICE & INDUSTRIAL REITS (23.32%)
 Alexandria Real Estate Equities            6,759                344,709
 AMB Property                              26,617                798,244
 American Financial Realty Trust           32,710                497,192
 Boston Properties                         45,400              2,008,950
 Centerpoint Properties Trust              25,718              1,747,538
 Corporate Office Properties
  Trust                                    46,200                893,508
 Cousins Properties                        14,200                408,250
 Duke-Weeks Realty                          9,200                269,376
 Equity Office Properties Trust            90,001              2,520,928
 Prologis Trust                            91,650              2,707,341
 PS Business Parks                         15,342                578,394
 SL Green Realty                           42,500              1,536,375
                                                              14,310,805
SELF STORAGE REITS (2.63%)
 Public Storage                            40,400              1,616,000
                                         Shares
                                          Held                  Value
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SHOPPING CENTER REITS (15.88%)
                                                             $
 Acadia Realty Trust                        8,300                 94,122
 Developers Diversified Realty             77,419              2,237,409
 Kimco Realty                              80,000              3,332,800
 Pan Pacific Retail Properties             47,870              2,123,035
 Realty Income                             11,100                437,340
 Regency Centers                           18,748                695,176
 Weingarten Realty Investors               19,000                822,130
                                                               9,742,012
                             TOTAL COMMON STOCKS              59,809,839

                                       Principal
                                         Amount                 Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER (2.83%)
DIVERSIFIED FINANCIAL SERVICES (2.83%)
 Investment in Joint Trading
  Account; General Electric
  Capital
                                       $                     $
  1.04%; 11/03/03                       1,735,153              1,735,153
                          TOTAL COMMERCIAL PAPER               1,735,153
                                                             -----------

           TOTAL PORTFOLIO INVESTMENTS (100.30%)              61,544,992
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-0.30%)                                                       (181,149)
                      TOTAL NET ASSETS (100.00%)             $61,363,843
                                                             --------------

/1 //Non-income producing security./
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2003

                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (95.90%)
AEROSPACE & DEFENSE (0.64%)
                                                                           $
 Herley Industries /1/                                   32,295                 610,375
AEROSPACE & DEFENSE EQUIPMENT (1.72%)
 Moog /1/                                                15,153                 642,487
 Orbital Sciences /1/                                    49,865                 458,259
 United Defense Industries /1/                           16,709                 541,372
                                                                              1,642,118
AIRLINES (0.94%)
 AirTran Holdings /1/                                    23,637                 383,156
 Mesa Air Group /1/                                      47,662                 513,320
                                                                                896,476
APPAREL MANUFACTURERS (1.25%)
 Carter's                                                 4,423                 123,844
 Kellwood                                                14,625                 546,536
 Quiksilver /1/                                          30,472                 523,204
                                                                              1,193,584
APPLICATIONS SOFTWARE (0.65%)
 Verint Systems /1/                                      27,985                 626,584
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.94%)
 Oshkosh Truck                                           19,748                 905,051
BUILDING PRODUCTS-WOOD (0.88%)
 Universal Forest Products                               28,401                 840,670
CASINO HOTELS (0.46%)
 Ameristar Casinos /1/                                   20,669                 436,529
CHEMICALS-SPECIALTY (1.15%)
 MacDermid                                               19,607                 585,857
 Minerals Technologies                                    9,389                 514,517
                                                                              1,100,374
CIRCUIT BOARDS (0.43%)
 Benchmark Electronics /1/                                8,483                 413,292
COAL (0.70%)
 Massey Energy                                           48,091                 668,465
COMMERCIAL BANKS (6.85%)
 AMCORE Financial                                        22,472                 606,744
 City Holding                                             9,952                 336,577
 Columbia Banking Systems                                26,606                 515,358
 Community Bank System                                   12,874                 627,608
 Community First Bankshares                              19,722                 535,452
 First Republic Bank                                     19,378                 693,733
 Hudson United Bancorp                                   20,346                 738,356
 Local Financial /1/                                     23,566                 457,416
 Provident Bankshares                                    17,960                 557,299
 South Financial Group                                   28,186                 736,500
 Wintrust Financial                                      17,304                 749,955
                                                                              6,554,998
COMMERCIAL SERVICES (0.66%)
 Arbitron /1/                                            15,950                 630,025
COMMUNICATIONS SOFTWARE (0.76%)
 Inter-Tel                                               28,798                 725,422
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (1.62%)
                                                                           $
 Anteon International /1/                                24,067                 821,648
 CACI International /1/                                  14,755                 730,815
                                                                              1,552,463
COMPUTERS-INTEGRATED SYSTEMS (1.10%)
 Radisys /1/                                             20,532                 401,401
 Systems & Computer Technology /1/                       44,648                 656,325
                                                                              1,057,726
COMPUTERS-MEMORY DEVICES (1.36%)
 Advanced Digital Information /1/                        41,239                 670,134
 Hutchison Technology /1/                                18,880                 632,669
                                                                              1,302,803
COMPUTERS-PERIPHERAL EQUIPMENT (0.83%)
 Electronics for Imaging /1/                             29,163                 790,317
CONSULTING SERVICES (0.59%)
 Charles River Associates /1/                            18,419                 565,832
CONTAINERS-METAL & GLASS (0.59%)
 Silgan Holdings /1/                                     17,766                 568,157
DATA PROCESSING & MANAGEMENT (1.19%)
 Global Payments                                         14,289                 595,137
 Group 1 Software /1/                                    30,135                 543,937
                                                                              1,139,074
DENTAL SUPPLIES & EQUIPMENT (0.64%)
 Sybron Dental Specialties /1/                           26,790                 616,170
DIAGNOSTIC EQUIPMENT (0.32%)
 Gen-Probe /1/                                           11,350                 303,839
DISPOSABLE MEDICAL PRODUCTS (0.88%)
 Merit Medical Systems /1/                               32,212                 843,632
DISTRIBUTION-WHOLESALE (2.98%)
 Aviall /1/                                              67,600               1,030,900
 Owens & Minor                                           21,532                 437,961
 United Stationers /1/                                   14,418                 536,494
 Watsco                                                  39,404                 843,639
                                                                              2,848,994
DIVERSIFIED MANUFACTURING OPERATIONS (1.10%)
 Ameron International                                    10,214                 335,428
 Griffon /1/                                             37,208                 719,975
                                                                              1,055,403
E-MARKETING-INFORMATION (0.56%)
 Digital River /1/                                       19,771                 541,330
E-SERVICES-CONSULTING (0.56%)
 Digital Insight /1/                                     25,713                 539,459
ELECTRIC PRODUCTS-MISCELLANEOUS (0.71%)
 Ametek                                                  14,461                 680,390
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.72%)
 Cubic                                                   22,859                 649,196
 DSP Group /1/                                           20,707                 494,483
 Planar Systems /1/                                      21,796                 504,359
                                                                              1,648,038
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.11%)
                                                                           $
 Integrated Silicon Solutions /1/                        27,860                 393,383
 Microsemi /1/                                           32,260                 667,782
                                                                              1,061,165
ELECTRONIC MEASUREMENT INSTRUMENTS (0.50%)
 Flir Systems /1/                                        15,183                 474,621
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.51%)
 URS /1/                                                 22,244                 486,921
ENGINES-INTERNAL COMBUSTION (0.52%)
 Briggs & Stratton                                        7,736                 502,917
ENTERPRISE SOFTWARE & SERVICE (2.42%)
 Ascential Software /1/                                  30,687                 680,945
 ManTech International /1/                               24,631                 602,474
 Manugistics Group /1/                                   79,476                 576,996
 Micromuse /1/                                           56,389                 453,931
                                                                              2,314,346
ENTERTAINMENT SOFTWARE (0.77%)
 Take-Two Interactive Software /1/                       18,586                 735,076
ENVIRONMENTAL CONSULTING & ENGINEERING (0.78%)
 Tetra Tech /1/                                          33,430                 751,506
FILTRATION & SEPARATION PRODUCTS (0.67%)
 CLARCOR                                                 15,743                 639,953
FINANCE-CONSUMER LOANS (0.27%)
 First Marblehead                                        11,519                 255,146
FOOD-MISCELLANEOUS/DIVERSIFIED (0.40%)
 Sensient Technologies                                   19,976                 383,539
FOOTWEAR & RELATED APPAREL (0.54%)
 Wolverine World Wide                                    25,484                 514,777
GARDEN PRODUCTS (0.53%)
 Toro                                                    10,142                 504,057
GAS-DISTRIBUTION (2.92%)
 Energen                                                 21,392                 788,723
 New Jersey Resources                                    13,716                 519,151
 Northwest Natural                                       22,901                 664,129
 Southern Union /1/                                      46,505                 818,953
                                                                              2,790,956
HOTELS & MOTELS (0.47%)
 Choice Hotels International /1/                         13,589                 448,709
HUMAN RESOURCES (0.64%)
 CDI                                                     18,840                 617,010
INDUSTRIAL AUTOMATION & ROBOTS (0.48%)
 Cognex                                                  17,003                 456,531
INSTRUMENTS-SCIENTIFIC (0.59%)
 Dionex /1/                                              13,309                 566,165
INTERNET FINANCIAL SERVICES (0.49%)
 IndyMac Bancorp                                         15,833                 465,490
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET SECURITY (0.33%)
                                                                           $
 RSA Security /1/                                        24,450                 317,116
LIFE & HEALTH INSURANCE (0.10%)
 UICI /1/                                                 6,428                  96,163
MACHINERY-CONSTRUCTION & MINING (0.52%)
 Joy Global /1/                                          26,179                 498,972
MACHINERY-GENERAL INDUSTRY (1.68%)
 Albany International                                    32,414               1,001,593
 Gardner Denver /1/                                      29,396                 607,321
                                                                              1,608,914
MEDICAL INSTRUMENTS (0.30%)
 Advanced Neuromodulation Systems /1/                     7,132                 292,412
MEDICAL LASER SYSTEMS (0.35%)
 Candela /1/                                             19,492                 334,288
MEDICAL PRODUCTS (0.94%)
 Cooper                                                  11,067                 480,861
 INAMED /1/                                               4,856                 419,413
                                                                                900,274
MEDICAL STERILIZATION PRODUCT (0.51%)
 Steris /1/                                              23,654                 492,476
MEDICAL-BIOMEDICAL/GENE (1.15%)
 Celera Genomics Group /1/                               40,484                 541,271
 Lexicon Genetics /1/                                    47,702                 267,131
 Myogen                                                  18,086                 289,376
                                                                              1,097,778
MEDICAL-DRUGS (1.03%)
 aaiPharma /1/                                           23,699                 428,715
 Adolor /1/                                              30,388                 555,189
                                                                                983,904
MEDICAL-HMO (1.11%)
 Amerigroup /1/                                          13,084                 547,173
 Sierra Health Services /1/                              22,105                 514,825
                                                                              1,061,998
MEDICAL-HOSPITALS (1.20%)
 United Surgical Partners International /1/              25,423                 766,758
 VCA Antech /1/                                          13,665                 385,899
                                                                              1,152,657
METAL PROCESSORS & FABRICATION (0.70%)
 Quanex                                                  16,860                 675,243
MISCELLANEOUS INVESTING (5.07%)
 CBL & Associates Properties                             20,006               1,066,320
 Chelsea Property Group                                   8,377                 412,148
 Entertainment Properties Trust                          18,283                 588,347
 Newcastle Investment                                    24,661                 577,067
 Pan Pacific Retail Properties                           10,220                 453,257
 PS Business Parks                                       16,018                 603,879
 SL Green Realty                                         14,219                 514,017
 Ventas                                                  34,093                 637,539
                                                                              4,852,574
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MOTION PICTURES & SERVICES (0.58%)
                                                                           $
 Macrovision /1/                                         25,225                 554,193
MULTIMEDIA (0.47%)
 Journal Communications                                  25,373                 451,386
OIL COMPANY-EXPLORATION & PRODUCTION (3.19%)
 Comstock Resources /1/                                  38,304                 571,879
 Denbury Resources /1/                                   28,814                 363,633
 Forest Oil /1/                                          19,443                 455,938
 Houston Exploration /1/                                 20,407                 714,245
 Nuevo Energy /1/                                        26,722                 525,889
 Unit /1/                                                21,559                 418,029
                                                                              3,049,613
OIL FIELD MACHINERY & EQUIPMENT (0.67%)
 FMC Technologies /1/                                    32,010                 642,761
PROPERTY & CASUALTY INSURANCE (1.93%)
 Arch Capital Group /1/                                  16,223                 592,140
 PMA Capital                                              7,589                  99,795
 RLI                                                     15,086                 506,890
 Selective Insurance Group                               21,013                 645,099
                                                                              1,843,924
PUBLICLY TRADED INVESTMENT FUND (1.55%)
 iShares Russell 2000 Index Fund                          7,118                 751,162
 iShares S&P SmallCap 600 Index Fund                      5,787                 737,264
                                                                              1,488,426
RACETRACKS (0.68%)
 Penn National Gaming /1/                                27,683                 655,810
REINSURANCE (0.62%)
 Platinum Underwriters Holdings                          20,510                 589,457
RETAIL-APPAREL & SHOE (2.31%)
 Aeropostale /1/                                         20,017                 617,524
 bebe Stores /1/                                         16,410                 457,839
 Brown Shoe                                              18,707                 647,262
 Christopher & Banks                                     16,859                 492,283
                                                                              2,214,908
RETAIL-AUTO PARTS (0.86%)
 CSK Auto /1/                                            47,794                 819,667
RETAIL-BOOKSTORE (0.75%)
 Borders Group /1/                                       31,571                 715,083
RETAIL-MAIL ORDER (0.56%)
 Sharper Image /1/                                       18,592                 535,450
RETAIL-MUSIC STORE (0.67%)
 Guitar Center /1/                                       19,796                 644,360
RETAIL-RESTAURANTS (0.70%)
 Ruby Tuesday                                            24,359                 666,219
RETAIL-SPORTING GOODS (0.83%)
 Sports Authority /1/                                    21,383                 795,448
RETAIL-VIDEO RENTAL (1.07%)
 Hollywood Entertainment /1/                             32,315                 491,188
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-VIDEO RENTAL (CONTINUED)
                                                                           $
 Movie Gallery /1/                                       25,690                 531,269
                                                                              1,022,457
SAVINGS & LOANS-THRIFTS (3.46%)
 Dime Community Bancshares                               26,548                 740,158
 First Federal Capital                                   23,774                 522,790
 FirstFed Financial /1/                                  14,093                 634,185
 Independence Community Bank                             22,737                 835,585
 Sterling Financial /1/                                  18,415                 576,574
                                                                              3,309,292
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.98%)
 Exar /1/                                                22,106                 355,686
 Micrel /1/                                              35,110                 579,315
                                                                                935,001
SEMICONDUCTOR EQUIPMENT (1.72%)
 Brooks Automation /1/                                   16,124                 402,294
 Mykrolis /1/                                            28,422                 419,225
 Varian Semiconductor Equipment  Associates
  /1/                                                     9,174                 443,563
 Veeco Instruments /1/                                   14,916                 377,971
                                                                              1,643,053
STEEL PRODUCERS (0.53%)
 Schnitzer Steel Industries                              13,458                 507,097
SUPERCONDUCTOR PRODUCTION & SYSTEMS (0.53%)
 Intermagnetics General /1/                              21,681                 510,371
TELECOMMUNICATION EQUIPMENT (1.35%)
 Arris Group /1/                                         39,531                 237,186
 Comtech Telecommunications /1/                          16,238                 478,209
 Tekelec /1/                                             35,989                 579,063
                                                                              1,294,458
TELECOMMUNICATION SERVICES (0.89%)
 Aspect Communications /1/                               32,417                 438,602
 Commonwealth Telephone Enterprises /1/                  10,066                 410,290
                                                                                848,892
TELEVISION (0.55%)
 Sinclair Broadcast Group /1/                            45,123                 525,232
THERAPEUTICS (2.31%)
 Ilex Oncology /1/                                       26,754                 558,088
 Medarex /1/                                             43,578                 311,583
 MGI Pharmaceuticals /1/                                  9,899                 371,806
 Onyx Pharmaceuticals /1/                                14,664                 358,828
 Tanox /1/                                               16,322                 292,980
 Vicuron Pharmaceuticals /1/                             17,336                 318,116
                                                                              2,211,401
TOBACCO (0.60%)
 Universal                                               13,198                 575,169
TRANSPORT-AIR FREIGHT (0.44%)
 EGL /1/                                                 25,575                 417,128
TRANSPORT-TRUCK (0.72%)
 Heartland Express                                       23,918                 594,123
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-TRUCK (CONTINUED) (0.72%)
                                                                           $
 Overnite                                                 4,383                  97,127
                                                                                691,250
                                           TOTAL COMMON STOCKS               91,788,750

                                                     Principal
                                                       Amount                  Value
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.32%)
DIVERSIFIED FINANCIAL SERVICES (4.32%)
 Investment in Joint Trading Account; General
  Electric Capital
                                                     $                     $
  1.04%; 11/03/03                                     4,133,602               4,133,602
                                        TOTAL COMMERCIAL PAPER                4,133,602

                                                  Principal Amount
                                                                               Value
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (5.13%)
 Citigroup Global Markets Holdings; 0.99%,
  11/03/03 (collateralized by U.S. Treasury
  Note; $4,960,080; 02/15/11) /2/                     4,909,000               4,909,000
                                   TOTAL REPURCHASE AGREEMENTS                4,909,000
                                                                           ------------

                         TOTAL PORTFOLIO INVESTMENTS (105.35%)              100,831,352
LIABILITIES, NET OF CASH, RECEIVABLES, AND OTHER ASSETS
 (-5.35%)                                                                    (5,124,227)
                                    TOTAL NET ASSETS (100.00%)             $ 95,707,125
                                                                           ---------------

/1 //Non-income producing security./
/2 //Security was purchased with the cash proceeds from securities loans./ See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL UTILITIES FUND, INC.

                                OCTOBER 31, 2003


                                            Shares
                                             Held                Value
--------------------------------------------------------------------------------
COMMON STOCKS (62.55%)
ELECTRIC-INTEGRATED (44.03%)
                                                               $
 Alliant Energy                              33,900               815,634
 Ameren                                      13,300               593,845
 American Electric Power                     50,900             1,434,871
 Consolidated Edison                         19,266               779,695
 Constellation Energy Group                  80,000             2,909,600
 Dominion Resources                          66,500             4,096,400
 DTE Energy                                  35,544             1,310,863
 Energy East                                 62,600             1,405,370
 Entergy                                     75,200             4,053,280
 Exelon                                      60,900             3,864,105
 FirstEnergy                                 66,804             2,297,389
 FPL Group                                   34,400             2,192,656
 NiSource                                   110,025             2,278,618
 Public Service Enterprise Group             36,200             1,479,494
 Southern                                    51,045             1,521,141
                                                               31,032,961
ELECTRIC-TRANSMISSION (2.01%)
 National Grid Group                         43,620             1,413,724
GAS-DISTRIBUTION (4.62%)
 New Jersey Resources                        50,850             1,924,672
 Peoples Energy                              32,900             1,330,805
                                                                3,255,477
PIPELINES (0.94%)
 El Paso                                     90,000               660,600
TELEPHONE-INTEGRATED (10.95%)
 BellSouth                                   98,550             2,592,851
 SBC Communications                          97,250             2,332,055
 Verizon Communications                      83,214             2,795,990
                                                                7,720,896
                               TOTAL COMMON STOCKS             44,083,658

                                            Shares
                                             Held                Value
--------------------------------------------------------------------------------
PREFERRED STOCKS (15.60%)
CELLULAR TELECOMMUNICATIONS (2.62%)
 U.S. Cellular                               65,000             1,847,300
ELECTRIC-INTEGRATED (3.30%)
 Atlantic Capital Trust II                    7,400               186,480
 Consolidated Edison                          7,556               204,465
 DTE Energy Trust I                           9,140               246,140
 Entergy Louisiana                           39,580             1,070,639
 OGE Energy Capital Trust I                  18,326               481,058
 Ohio Power                                   5,550               139,860
                                                                2,328,642
FINANCE-OTHER SERVICES (0.55%)
 PSO Capital I                               15,260               385,315
FOOD-DAIRY PRODUCTS (0.50%)
 Dairy Farmers of America /1/                 3,500               353,391
                                            Shares
                                             Held                Value
--------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
GAS-DISTRIBUTION (2.81%)
                                                               $
 AGL Capital Trust II                        25,385               680,064
 KeySpan                                     25,000             1,298,250
                                                                1,978,314
MISCELLANEOUS INVESTING (1.73%)
 HRPT Properties Trust                       45,000             1,215,450
PIPELINES (1.21%)
 TransCanada PipeLines                       33,457               850,142
TELECOMMUNICATION SERVICES (0.36%)
 Citizens Communications                     10,000               256,700
TELEPHONE-INTEGRATED (2.52%)
 ALLTEL                                      19,500               955,500
 Telephone & Data Systems                    30,991               821,572
                                                                1,777,072
                            TOTAL PREFERRED STOCKS             10,992,326






                                                     Principal
                                                       Amount                 Value

---------------------------------------------------------------------------------------------

BONDS (18.56%)

AUTO-CARS & LIGHT TRUCKS (2.82%)

 Ford Motor
                                                                           $
  9.98%; 02/15/47                                    $1,825,000              1,986,598

ELECTRIC-INTEGRATED (7.36%)

 Duke Energy

  6.60%; 04/01/22                                    3,250,000               3,393,761

 Georgia Power Capital Trust VI

  4.88%; 11/01/42                                    1,200,000               1,246,604

 TXU Gas Capital I

  2.51%; 07/01/28                                    700,000                   546,349

                                                                             5,186,714

OIL COMPANY-INTEGRATED (3.91%)

 Phillips 66 Capital Trust II

  8.00%; 01/15/37                                    2,475,000               2,759,086

PIPELINES (4.47%)

 KN Capital Trust III

  7.63%; 04/15/28                                    2,900,000               3,150,000


                                                   TOTAL BONDS              13,082,398
                                                                           -----------



                          TOTAL PORTFOLIO INVESTMENTS (96.71%)              68,158,382
CASH, RECEIVABLES AND OTHER ASSETS, NET OF
 LIABILITIES (3.29%)                                                         2,319,550
                                    TOTAL NET ASSETS (100.00%)             $70,477,932

                                                                           -------------


/1 //Restricted Security - The fund held securities which may require /
  /registration under the Securities Act of 1933, or an exemption / /therefrom, in order to effect their sale in the ordinary course of / /business. At the end of the period, restricted securities totaled / /$353,391 or 0.50% of net assets./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002         2001       2000       1999
                           ----      ----         ----       ----       ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.63    $12.17       $14.50     $15.13     $15.28
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.16     0.20/(d)/     0.29       0.32       0.40
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.26     (1.51)/(d)/  (2.13)      0.02       0.34
                           ----     -----        -----       ----       ----
 Total From Investment
            Operations     1.42     (1.31)       (1.84)      0.34       0.74
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.16)    (0.23)       (0.28)     (0.33)     (0.44)
 Distributions from
  Realized Gains......       --        --        (0.21)     (0.64)     (0.45)
  ----                                           -----      -----      -----
   Total Dividends and
         Distributions    (0.16)    (0.23)       (0.49)     (0.97)     (0.89)
                          -----     -----        -----      -----      -----
Net Asset Value, End
 of Period............   $11.89    $10.63       $12.17     $14.50     $15.13
                         ======    ======       ======     ======     ======
Total Return /(b)/ ...    13.52%   (10.94)%     (12.91)%     2.40%      4.85%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $82,198   $77,483      $80,547    $94,763   $112,329
 Ratio of Expenses to
  Average Net Assets..     1.46%     1.42%        1.35%      1.32%      1.28%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.47%     1.43%          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.42%     1.71%/(d)/   2.14%      2.26%      2.67%
 Portfolio Turnover
  Rate................    117.0%     88.1%       107.5%      54.4%      24.2%

                           2003      2002         2001       2000       1999
                           ----      ----         ----       ----       ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.59    $12.12       $14.43     $15.06     $15.22
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07     0.12/(e)/     0.19       0.21       0.29
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.26     (1.51)/(e)/  (2.11)      0.02       0.32
                           ----     -----        -----       ----       ----
 Total From Investment
            Operations     1.33     (1.39)       (1.92)      0.23       0.61
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)    (0.14)       (0.18)     (0.22)     (0.32)
 Distributions from
  Realized Gains......       --        --        (0.21)     (0.64)     (0.45)
  ----                                           -----      -----      -----
   Total Dividends and
         Distributions    (0.08)    (0.14)       (0.39)     (0.86)     (0.77)
                          -----     -----        -----      -----      -----
Net Asset Value, End
 of Period............   $11.84    $10.59       $12.12     $14.43     $15.06
                         ======    ======       ======     ======     ======
Total Return /(b)/ ...    12.63%   (11.55)%     (13.53)%     1.61%      4.02%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,405   $14,658      $17,900    $20,680    $23,570
 Ratio of Expenses to
  Average Net Assets..     2.25%     2.12%        2.05%      2.12%      2.02%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.25%     2.13%          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.64%     1.02%/(e)/   1.44%      1.46%      1.93%
 Portfolio Turnover
  Rate................    117.0%     88.1%       107.5%      54.4%      24.2%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) //Expense ratio without fees paid indirectly./
/(d) //Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this / /change for the year ended October 31, 2002 for Class A was to decrease net investment income by $.01 per share, increase net realized and unrealized / /gain (loss) on investments by $.01 per share, and decrease the ratio of net investment income to average net assets by .09%. Prior periods have not / /been restated to reflect this change in presentation./
/(e) //Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this / /change for the year ended October 31, 2002 for Class B was to decrease net investment income by $.01 per share, increase net realized and unrealized / /gain (loss) on investments by $.01 per share, and decrease the ratio of net investment income to average net assets by .08%. Prior periods have not / /been restated to reflect this change in presentation./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003       2002        2001        2000        1999
                            ----       ----        ----        ----        ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $18.48     $20.61      $25.04      $29.58      $31.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.21       0.22        0.20        0.34        0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.30      (2.16)      (3.40)      (2.10)       0.45
                            ----      -----       -----       -----        ----
 Total From Investment
            Operations      3.51      (1.94)      (3.20)      (1.76)       0.97
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.22)     (0.19)      (0.30)      (0.25)      (0.51)
 Distributions from
  Realized Gains......        --         --       (0.93)      (2.53)      (1.95)
   ----                                           -----       -----       -----
   Total Dividends and
         Distributions     (0.22)     (0.19)      (1.23)      (2.78)      (2.46)
                           -----      -----       -----       -----       -----
Net Asset Value, End
 of Period............    $21.77     $18.48      $20.61      $25.04      $29.58
                          ======     ======      ======      ======      ======
Total Return /(b)/ ...     19.23%     (9.52)%    (13.31)%     (6.20)%      3.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $326,089   $333,016    $386,827    $452,251    $573,485
 Ratio of Expenses to
  Average Net Assets..      1.00%      1.01%       0.95%       0.94%       0.75%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.01%      1.01%         --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.05%      1.00%       0.90%       1.38%       1.73%
 Portfolio Turnover
  Rate................     132.1%     128.8%      126.2%      107.8%       44.5%

                            2003       2002        2001        2000        1999
                            ----       ----        ----        ----        ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $18.30     $20.38      $24.76      $29.41      $30.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.02       0.06        0.03        0.11        0.29
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.28      (2.12)      (3.37)      (2.09)       0.44
                            ----      -----       -----       -----        ----
 Total From Investment
            Operations      3.30      (2.06)      (3.34)      (1.98)       0.73
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)     (0.02)      (0.11)      (0.14)      (0.27)
 Distributions from
  Realized Gains......        --         --       (0.93)      (2.53)      (1.95)
   ----                                           -----       -----       -----
   Total Dividends and
         Distributions     (0.09)     (0.02)      (1.04)      (2.67)      (2.22)
                           -----      -----       -----       -----       -----
Net Asset Value, End
 of Period............    $21.51     $18.30      $20.38      $24.76      $29.41
                          ======     ======      ======      ======      ======
Total Return /(b)/ ...     18.09%    (10.13)%    (13.96)%     (7.03)%      2.24%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $29,412    $27,235     $32,975     $39,017     $53,169
 Ratio of Expenses to
  Average Net Assets..      1.97%      1.72%       1.71%       1.82%       1.52%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.98%      1.72%         --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.08%      0.29%       0.15%       0.51%       0.96%
 Portfolio Turnover
  Rate................     132.1%     128.8%      126.2%      107.8%       44.5%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) //Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The voluntary expense limit began on March 1, 2003./
/(d) //Expense ratio without fees paid indirectly./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003          2002        2001        2000        1999
                            ----          ----        ----        ----        ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $22.10        $27.06      $71.22      $65.57      $56.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.09)        (0.18)      (0.30)      (0.37)       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.43         (4.78)     (21.79)       8.43        9.56
                            ----         -----      ------        ----        ----
 Total From Investment
            Operations      3.34         (4.96)     (22.09)       8.06        9.77
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --            --          --          --       (0.29)
 Distributions from
  Realized Gains......        --            --      (22.07)      (2.41)         --
    ----                                            ------       -----
   Total Dividends and
         Distributions        --            --      (22.07)      (2.41)      (0.29)
    ----                                            ------       -----       -----
Net Asset Value, End
 of Period............    $25.44        $22.10      $27.06      $71.22      $65.57
                          ======        ======      ======      ======      ======
Total Return /(b)/ ...     15.11%       (18.33)%    (41.87)%     12.64%      17.46%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $263,119      $243,504    $291,541    $525,175    $493,117
 Ratio of Expenses to
  Average Net Assets..      1.37%         1.41%       1.30%       1.08%       0.89%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.37%           --          --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.42)%       (0.66)%     (0.71)%     (0.52)%      0.33%
 Portfolio Turnover
  Rate................      46.6%/(d)/    22.4%       33.4%      121.5%       32.4%

                            2003          2002        2001        2000        1999
                            ----          ----        ----        ----        ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $21.45        $26.43      $70.41      $65.33      $55.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.28)        (0.41)      (0.24)      (0.89)      (0.17)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.32         (4.57)     (21.67)       8.38        9.55
                            ----         -----      ------        ----        ----
 Total From Investment
            Operations      3.04         (4.98)     (21.91)       7.49        9.38
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --            --          --          --       (0.03)
 Distributions from
  Realized Gains......        --            --      (22.07)      (2.41)         --
    ----
   Total Dividends and
         Distributions        --            --      (22.07)      (2.41)      (0.03)
    ----
Net Asset Value, End
 of Period............    $24.49        $21.45      $26.43      $70.41      $65.33
                          ======        ======      ======      ======      ======
Total Return /(b)/ ...     14.17%       (18.84)%    (42.21)%     11.79%      16.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $47,163       $48,214     $64,111    $110,001     $96,116
 Ratio of Expenses to
  Average Net Assets..      2.22%         2.05%       1.88%       1.85%       1.50%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      2.22%           --          --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.27)%       (1.30)%     (1.29)%     (1.30)%     (0.28)%
 Portfolio Turnover
  Rate................      46.6%/(d)/    22.4%       33.4%      121.5%       32.4%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) //Expense ratio without fees paid indirectly./
/(d) //Portfolio turnover rate excludes portfolio realignment of approximately
  $7,623,000 from the acquisition of Principal Partners LargeCap Growth Fund, Inc./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002       2001     2000/(D)/
                           ----      ----       ----     ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.57     $7.85     $10.59    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06      0.05       0.05      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.22     (1.29)     (2.74)     0.56
                           ----     -----      -----      ----
 Total From Investment
            Operations     1.28     (1.24)     (2.69)     0.59
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.04)     (0.05)       --
 ----                     -----     -----      -----
   Total Dividends and
         Distributions    (0.05)    (0.04)     (0.05)       --
 ----                     -----     -----      -----
Net Asset Value, End
 of Period............    $7.80     $6.57      $7.85    $10.59
                          =====     =====      =====    ======
Total Return /(b)/ ...    19.62%   (15.92)%   (25.46)%    4.96%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $41,913   $33,538    $15,886    $9,855
 Ratio of Expenses to
  Average Net Assets..     0.90%     0.90%      0.90%     0.79%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.25%     1.20%      1.44%     1.82%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.89%     0.65%      0.59%     0.76%/(f)/
 Portfolio Turnover
  Rate................     20.1%     19.3%      39.3%    189.7%/(f)/

                           2003      2002       2001     2000/(D)/
                           ----      ----       ----     ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.57     $7.84     $10.56    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04      0.01       0.01      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.22     (1.28)     (2.72)     0.54
                           ----     -----      -----      ----
 Total From Investment
            Operations     1.26     (1.27)     (2.71)     0.56
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)       --      (0.01)       --
 -----                    -----                -----
   Total Dividends and
         Distributions    (0.03)       --      (0.01)       --
 -----                    -----                -----
Net Asset Value, End
 of Period............    $7.80     $6.57      $7.84    $10.56
                          =====     =====      =====    ======
Total Return /(b)/ ...    19.20%   (16.18)%   (25.65)%    4.66%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,474    $5,684     $4,731    $2,838
 Ratio of Expenses to
  Average Net Assets..     1.25%     1.25%      1.25%     1.14%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.71%     1.74%      1.87%     2.44%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.53%     0.33%      0.23%     0.45%/(f)/
 Portfolio Turnover
  Rate................     20.1%     19.3%      39.3%    189.7%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000.
/(d) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003        2002        2001        2000        1999
                            ----        ----        ----        ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $31.01      $33.08      $52.01      $42.12      $39.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.09        0.08       (0.02)      (0.16)      (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      8.20       (1.09)      (3.75)      12.08        2.28
                            ----       -----       -----       -----        ----
 Total From Investment
            Operations      8.29       (1.01)      (3.77)      11.92        2.22
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)      (0.07)         --          --          --
 Distributions from
  Realized Gains......        --       (0.99)     (15.16)      (2.03)         --
   ----                                -----      ------       -----
   Total Dividends and
         Distributions     (0.10)      (1.06)     (15.16)      (2.03)         --
   ----                    -----       -----      ------       -----
Net Asset Value, End
 of Period............    $39.20      $31.01      $33.08      $52.01      $42.12
                          ======      ======      ======      ======      ======
Total Return /(b)/ ...     26.81%      (3.36)%     (9.14)%     29.21%       5.56%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $396,239    $319,410    $319,523    $364,639    $313,984
 Ratio of Expenses to
  Average Net Assets..      1.19%       1.24%       1.16%       1.17%       1.22%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.19%       1.25%         --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.28%       0.27%       0.20%      (0.36)%     (0.17)%
 Portfolio Turnover
  Rate................      50.4%       76.2%       66.6%      161.8%       59.9%

                            2003        2002        2001        2000        1999
                            ----        ----        ----        ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $29.59      $31.75      $50.71      $41.29      $39.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.05)      (0.15)       0.22       (0.42)      (0.28)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      7.81       (1.02)      (4.02)      11.87        2.28
                            ----       -----       -----       -----        ----
 Total From Investment
            Operations      7.76       (1.17)      (3.80)      11.45        2.00
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --       (0.99)     (15.16)      (2.03)         --
   ----                                -----      ------       -----
   Total Dividends and
         Distributions        --       (0.99)     (15.16)      (2.03)         --
   ----                                -----      ------       -----
Net Asset Value, End
 of Period............    $37.35      $29.59      $31.75      $50.71      $41.29
                          ======      ======      ======      ======      ======
Total Return /(b)/ ...     26.23%      (4.00)%     (9.55)%     28.63%       5.09%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $70,586     $64,538     $71,330     $80,721     $68,639
 Ratio of Expenses to
  Average Net Assets..      1.64%       1.90%       1.61%       1.62%       1.67%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.64%       1.90%         --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.16)%     (0.39)%     (0.25)%     (0.80)%     (0.62)%
 Portfolio Turnover
  Rate................      50.4%       76.2%       66.6%      161.8%       59.9%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) //Expense ratio without fees paid indirectly./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003        2002        2001        2000        1999
                            ----        ----        ----        ----        ----
PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
---------------------------------------
CLASS A SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..    $13.59      $17.04      $24.26      $25.25      $21.71
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............        --       (0.02)      (0.02)       0.04        0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.57       (3.42)      (6.84)      (0.69)       3.53
                            ----       -----       -----       -----        ----
 Total From Investment
            Operations      2.57       (3.44)      (6.86)      (0.65)       3.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.05)      (0.14)
 Distributions from
  Realized Gains......        --          --       (0.33)      (0.29)         --
 Tax Return of Capital
  Distributions /(c)/.        --       (0.01)      (0.03)         --          --
   ----                                -----       -----
   Total Dividends and
         Distributions        --       (0.01)      (0.36)      (0.34)      (0.14)
   ----                                -----       -----       -----       -----
Net Asset Value, End
 of Period............    $16.16      $13.59      $17.04      $24.26      $25.25
                          ======      ======      ======      ======      ======
Total Return /(d)/ ...     18.91%     (20.19)%    (28.63)%     (2.60)%     17.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $117,931    $104,481    $120,173    $170,462    $184,217
 Ratio of Expenses to
  Average Net Assets..      1.68%       1.54%       1.50%       1.19%       1.26%
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...      1.69%       1.54%         --        1.33%         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.00%      (0.08)%     (0.10)%      0.19%       0.63%
 Portfolio Turnover
  Rate................      87.6%       79.8%       74.4%       73.6%       16.4%

                            2003        2002        2001        2000        1999
                            ----        ----        ----        ----        ----
PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
---------------------------------------
CLASS B SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..    $13.22      $16.65      $23.89      $25.00      $21.55
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.11)      (0.13)      (0.16)      (0.14)      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.49       (3.30)      (6.72)      (0.67)       3.48
                            ----       -----       -----       -----        ----
 Total From Investment
            Operations      2.38       (3.43)      (6.88)      (0.81)       3.46
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.01)      (0.01)
 Distributions from
  Realized Gains......        --          --       (0.33)      (0.29)         --
 Tax Return of Capital
  Distributions /(c)/.        --          --       (0.03)         --          --
   ----                                            -----
   Total Dividends and
         Distributions        --          --       (0.36)      (0.30)      (0.01)
   ----                                            -----       -----       -----
Net Asset Value, End
 of Period............    $15.60      $13.22      $16.65      $23.89      $25.00
                          ======      ======      ======      ======      ======
Total Return /(d)/ ...     18.00%     (20.60)%    (29.16)%     (3.30)%     16.09%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $29,233     $27,704     $38,531     $54,550     $56,493
 Ratio of Expenses to
  Average Net Assets..      2.46%       2.10%       2.21%       1.94%       2.04%
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...      2.47%       2.10%         --        2.05%         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.78)%     (0.64)%     (0.81)%     (0.56)%     (0.15)%
 Portfolio Turnover
  Rate................      87.6%       79.8%       74.4%       73.6%       16.4%



/(a) //Effective September 18, 2002, Principal Blue Chip Fund, Inc. changed its name to Principal Partners Blue Chip Fund, Inc./
/(b) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(c) //See "Distributions to Shareholders" in the Notes to Financial
  Statements./
/(d) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(e) //Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was effective for the year ended October 31, / /2000./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003       2002       2001       2000
                           ----       ----       ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.12      $7.62     $11.36     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)     (0.10)     (0.10)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.93      (1.40)     (3.64)      1.41
                           ----      -----      -----       ----
 Total From Investment
            Operations     0.88      (1.50)     (3.74)      1.36
                           ----      -----      -----       ----
Net Asset Value, End
 of Period............    $7.00      $6.12      $7.62     $11.36
                          =====      =====      =====     ======
Total Return /(b)/ ...    14.38%    (19.69)%   (32.92)%    13.60%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $43,061    $37,451    $38,303    $49,794
 Ratio of Expenses to
  Average Net Assets..     1.89%      1.98%      1.90%      1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.99%        --         --       1.99%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.74)%    (1.07)%    (1.10)%    (0.68)%/(e)/
 Portfolio Turnover
  Rate................    124.7%     138.9%      86.4%      62.0%/(e)/

                           2003       2002       2001       2000
                           ----       ----       ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.99      $7.52     $11.28     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.09)     (0.11)     (0.13)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.89      (1.42)     (3.63)      1.38
                           ----      -----      -----       ----
 Total From Investment
            Operations     0.80      (1.53)     (3.76)      1.28
                           ----      -----      -----       ----
Net Asset Value, End
 of Period............    $6.79      $5.99      $7.52     $11.28
                          =====      =====      =====     ======
Total Return /(b)/ ...    13.36%    (20.35)%   (33.33)%    12.80%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $14,849    $12,939    $15,419    $19,430
 Ratio of Expenses to
  Average Net Assets..     2.65%      2.76%      2.63%      2.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.72%        --         --       2.61%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.50)%    (1.85)%    (1.82)%    (1.41)%/(e)/
 Portfolio Turnover
  Rate................    124.7%     138.9%      86.4%      62.0%/(e)/



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit was effective for the year ended October 31, 2000. The expense limit began again on March 1, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003       2002      2001/(D)/
                           ----       ----      ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.97      $9.00     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --      (0.01)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.17      (1.02)     (1.00)
                           ----      -----      -----
 Total From Investment
            Operations     1.17      (1.03)     (1.00)
                           ----      -----      -----
Net Asset Value, End
 of Period............    $9.14      $7.97      $9.00
                          =====      =====      =====
Total Return /(b)/ ...    14.68%    (11.44)%   (10.00)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $33,155    $18,781     $7,694
 Ratio of Expenses to
  Average Net Assets..     1.79%      1.95%      1.95%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.82%      1.98%      2.25%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.06%     (0.02)%    (0.09)%/(f)/
 Portfolio Turnover
  Rate................     33.0%      67.5%      56.9%/(f)/

                           2003       2002      2001/(D)/
                           ----       ----      ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.87      $8.94     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)     (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.13      (1.04)     (1.02)
                           ----      -----      -----
 Total From Investment
            Operations     1.08      (1.07)     (1.06)
                           ----      -----      -----
Net Asset Value, End
 of Period............    $8.95      $7.87      $8.94
                          =====      =====      =====
Total Return /(b)/ ...    13.72%    (11.97)%   (10.60)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $14,702     $6,552     $2,670
 Ratio of Expenses to
  Average Net Assets..     2.49%      2.70%      2.70%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.55%      2.78%      3.01%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.64)%    (0.77)%    (0.84)%/(f)/
 Portfolio Turnover
  Rate................     33.0%      67.5%      56.9%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) //Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. Expense limits for each class were decreased on March 1, 2003./ /(d) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(e) /Total return amounts have not been annualized.
/(f) //Computed on an annualized basis./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002     2001/(D)/
                           ----      ----     ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.89     $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08      0.03      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.00     (1.00)    (0.04)
                           ----     -----     -----
 Total From Investment
            Operations     2.08     (0.97)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)    (0.03)       --
 Distributions from
  Realized Gains......       --     (0.09)       --
 -----                              -----
   Total Dividends and
         Distributions    (0.03)    (0.12)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............   $10.94     $8.89     $9.98
                         ======     =====     =====
Total Return /(b)/ ...    23.51%    (9.89)%   (0.20)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $34,298   $21,677    $8,146
 Ratio of Expenses to
  Average Net Assets..     1.73%     1.90%     1.95%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.76%     1.90%     2.04%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.81%     0.45%     0.43%/(f)/
 Portfolio Turnover
  Rate................     18.5%     10.5%     35.1%/(f)/

                           2003      2002     2001/(D)/
                           ----      ----     ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.79     $9.92    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01     (0.01)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.98     (1.03)    (0.06)
                           ----     -----     -----
 Total From Investment
            Operations     1.99     (1.04)    (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --     (0.09)       --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.09)       --
 -----                              -----
Net Asset Value, End
 of Period............   $10.78     $8.79     $9.92
                         ======     =====     =====
Total Return /(b)/ ...    22.64%   (10.62)%   (0.80)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,196    $7,439    $2,786
 Ratio of Expenses to
  Average Net Assets..     2.48%     2.70%     2.70%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.51%     2.71%     2.82%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.06%    (0.35)%   (0.33)%/(f)/
 Portfolio Turnover
  Rate................     18.5%     10.5%     35.1%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) //Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. Expense limits for each class were decreased on March 1, 2003./ /(d) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(e) /Total return amounts have not been annualized.
/(f) //Computed on an annualized basis./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003       2002       2001      2000/(D)/
                           ----       ----       ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $3.61      $4.55      $9.09     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)     (0.08)     (0.10)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.53      (0.86)     (4.44)     (0.87)
                           ----      -----      -----      -----
 Total From Investment
            Operations     1.46      (0.94)     (4.54)     (0.91)
                           ----      -----      -----      -----
Net Asset Value, End
 of Period............    $5.07      $3.61      $4.55      $9.09
                          =====      =====      =====      =====
Total Return /(b)/ ...    40.44%    (20.66)%   (49.94)%   (12.68)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $22,206    $12,745    $11,207    $11,875
 Ratio of Expenses to
  Average Net Assets..     1.95%      1.95%      1.95%      1.79%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.39%      2.40%      2.67%      2.50%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.72)%    (1.74)%    (1.64)%    (1.40)%/(f)/
 Portfolio Turnover
  Rate................    175.6%     234.9%     334.0%     265.5%/(f)/

                           2003       2002       2001      2000/(D)/
                           ----       ----       ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $3.54      $4.49      $9.04     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.10)     (0.08)     (0.08)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.53      (0.87)     (4.47)     (0.89)
                           ----      -----      -----      -----
 Total From Investment
            Operations     1.43      (0.95)     (4.55)     (0.96)
                           ----      -----      -----      -----
Net Asset Value, End
 of Period............    $4.97      $3.54      $4.49      $9.04
                          =====      =====      =====      =====
Total Return /(b)/ ...    40.40%    (21.16)%   (50.33)%   (13.16)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,528     $4,160     $3,967     $4,093
 Ratio of Expenses to
  Average Net Assets..     2.70%      2.70%      2.70%      2.54%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     3.17%      3.32%      3.45%      3.22%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.47)%    (2.49)%    (2.40)%    (2.18)%/(f)/
 Portfolio Turnover
  Rate................    175.6%     234.9%     334.0%     265.5%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000.
/(d) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(e) //Total return amounts have not been annualized./
/(f) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002      2001/(D)/
                           ----      ----      ----
PRINCIPAL PARTNERS SMALLCAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $3.99     $6.24     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)    (0.08)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.51     (2.17)     (3.69)
                           ----     -----      -----
 Total From Investment
            Operations     1.44     (2.25)     (3.76)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $5.43     $3.99      $6.24
                          =====     =====      =====
Total Return /(b)/ ...    36.09%   (36.06)%   (37.60)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,108    $4,899     $4,107
 Ratio of Expenses to
  Average Net Assets..     1.95%     1.95%      1.95%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.88%     2.95%      2.94%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.59)%   (1.69)%    (1.55)%/(f)/
 Portfolio Turnover
  Rate................     72.2%    303.3%     144.5%/(f)/

                           2003      2002      2001/(D)/
                           ----      ----      ----
PRINCIPAL PARTNERS SMALLCAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $3.93     $6.20     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.10)    (0.08)     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.48     (2.19)     (3.69)
                           ----     -----      -----
 Total From Investment
            Operations     1.38     (2.27)     (3.80)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $5.31     $3.93      $6.20
                          =====     =====      =====
Total Return /(b)/ ...    35.11%   (36.61)%   (38.00)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,402    $1,579     $1,230
 Ratio of Expenses to
  Average Net Assets..     2.70%     2.70%      2.70%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     3.76%     3.98%      3.82%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.34)%   (2.43)%    (2.29)%/(f)/
 Portfolio Turnover
  Rate................     72.2%    303.3%     144.5%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) //Expense ratio without fees paid indirectly and the Manager's voluntary expense limit./
/(d) //Period from December 22, 2000, date shares first offered, through October
  31, 2001./
/(e) //Total return amounts have not been annualized./
/(f) //Computed on an annualized basis./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002      2001     2000     1999
                           ----      ----      ----     ----     ----
PRINCIPAL REAL ESTATE FUND, INC.
--------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.03     $9.45     $9.03    $7.73    $8.39
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.34      0.30      0.34     0.35     0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.01      0.57      0.42     1.30    (0.67)
                           ----      ----      ----     ----    -----
 Total From Investment
            Operations     3.35      0.87      0.76     1.65    (0.36)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.32)    (0.29)    (0.34)   (0.35)   (0.30)
                          -----     -----     -----    -----    -----
   Total Dividends and
         Distributions    (0.32)    (0.29)    (0.34)   (0.35)   (0.30)
                          -----     -----     -----    -----    -----
Net Asset Value, End
 of Period............   $13.06    $10.03     $9.45    $9.03    $7.73
                         ======    ======     =====    =====    =====
Total Return /(b)/ ...    34.00%     9.13%     8.49%   21.86%   (4.38)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $46,131   $29,198   $12,700   $9,439   $6,459
 Ratio of Expenses to
  Average Net Assets..     1.82%     1.76%     1.97%    1.88%    2.19%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --        --        --     2.17%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.05%     2.87%     3.57%    4.28%    3.77%
 Portfolio Turnover
  Rate................     58.4%     65.4%     69.5%    79.8%    55.1%

                           2003      2002      2001     2000     1999
                           ----      ----      ----     ----     ----
PRINCIPAL REAL ESTATE FUND, INC.
--------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.98     $9.41     $9.00    $7.71    $8.38
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.26      0.23      0.28     0.30     0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.98      0.57      0.42     1.29    (0.66)
                           ----      ----      ----     ----    -----
 Total From Investment
            Operations     3.24      0.80      0.70     1.59    (0.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)    (0.23)    (0.29)   (0.30)   (0.25)
                          -----     -----     -----    -----    -----
   Total Dividends and
         Distributions    (0.24)    (0.23)    (0.29)   (0.30)   (0.25)
                          -----     -----     -----    -----    -----
Net Asset Value, End
 of Period............   $12.98     $9.98     $9.41    $9.00    $7.71
                         ======     =====     =====    =====    =====
Total Return /(b)/ ...    32.95%     8.38%     7.76%   21.00%   (5.10)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,232    $8,982    $5,663   $4,488   $3,351
 Ratio of Expenses to
  Average Net Assets..     2.51%     2.47%     2.58%    2.62%    2.98%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --        --        --     2.75%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.34%     2.26%     2.97%    3.53%    2.98%
 Portfolio Turnover
  Rate................     58.4%     65.4%     69.5%    79.8%    55.1%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) //Expense ratio without the Manager's voluntary expense limit. The expense limit was effective for the year ended October 31, 2000./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003       2002       2001       2000       1999
                           ----       ----       ----       ----       ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.23      $7.60     $11.24     $11.34      $8.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.06)     (0.12)     (0.11)     (0.11)     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.11      (1.25)     (1.91)      1.27       3.02
                           ----      -----      -----       ----       ----
 Total From Investment
            Operations     2.05      (1.37)     (2.02)      1.16       2.91
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.62)     (1.26)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.62)     (1.26)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $8.28      $6.23      $7.60     $11.24     $11.34
                          =====      =====      =====     ======     ======
Total Return /(b)/ ...    32.91%    (18.03)%   (19.37)%     9.89%     34.52%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $73,671    $56,334    $53,763    $60,660    $41,598
 Ratio of Expenses to
  Average Net Assets..     1.98%      1.94%      1.87%      1.75%      1.92%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.98%      1.95%        --       1.76%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.85)%    (0.93)%    (0.80)%    (0.61)%    (1.04)%
 Portfolio Turnover
  Rate................    165.6%     218.2%     154.9%     138.4%     100.7%

                           2003       2002       2001       2000       1999
                           ----       ----       ----       ----       ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.99      $7.36     $11.02     $11.21      $8.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.10)     (0.09)     (0.06)     (0.10)     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.01      (1.28)     (1.98)      1.17       2.91
                           ----      -----      -----       ----       ----
 Total From Investment
            Operations     1.91      (1.37)     (2.04)      1.07       2.80
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.62)     (1.26)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.62)     (1.26)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $7.90      $5.99      $7.36     $11.02     $11.21
                          =====      =====      =====     ======     ======
Total Return /(b)/ ...    31.89%    (18.61)%   (20.05)%     9.14%     33.29%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $22,036    $15,624    $17,342    $19,022    $14,158
 Ratio of Expenses to
  Average Net Assets..     2.70%      2.75%      2.74%      2.41%      2.63%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.70%      2.75%        --       2.41%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.58)%    (1.73)%    (1.67)%    (1.27)%    (1.75)%
 Portfolio Turnover
  Rate................    165.6%     218.2%     154.9%     138.4%     100.7%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) //Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was effective for the year ended October 31, / /2000./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002       2001        2000      1999
                           ----      ----       ----        ----      ----
PRINCIPAL UTILITIES FUND, INC.
------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.57    $10.69     $18.40      $17.86    $16.11
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.36      0.31       0.20        0.27      0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.81     (2.14)     (4.05)       1.68      2.00
                           ----     -----      -----        ----      ----
 Total From Investment
            Operations     1.17     (1.83)     (3.85)       1.95      2.33
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.36)    (0.29)     (0.20)      (0.27)    (0.34)
 Distributions from
  Realized Gains......       --        --      (3.66)      (1.14)    (0.24)
  ----                                         -----       -----     -----
   Total Dividends and
         Distributions    (0.36)    (0.29)     (3.86)      (1.41)    (0.58)
                          -----     -----      -----       -----     -----
Net Asset Value, End
 of Period............    $9.38     $8.57     $10.69      $18.40    $17.86
                          =====     =====     ======      ======    ======
Total Return /(b)/ ...    13.86%   (17.30)%   (25.74)%     12.09%    14.74%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $60,703   $57,881    $72,581    $101,352   $99,857
 Ratio of Expenses to
  Average Net Assets..     1.46%     1.48%      1.31%       1.23%     1.20%
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.02%     3.15%      1.51%       1.59%     1.94%
 Portfolio Turnover
  Rate................     19.1%     79.4%     106.2%      150.8%     23.5%

                           2003      2002       2001        2000      1999
                           ----      ----       ----        ----      ----
PRINCIPAL UTILITIES FUND, INC.
------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.53    $10.64     $18.37      $17.83    $16.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.28      0.21       0.10        0.14      0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.80     (2.11)     (4.07)       1.69      1.98
                           ----     -----      -----        ----      ----
 Total From Investment
            Operations     1.08     (1.90)     (3.97)       1.83      2.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.27)    (0.21)     (0.10)      (0.15)    (0.22)
 Distributions from
  Realized Gains......       --        --      (3.66)      (1.14)    (0.24)
  ----                                         -----       -----     -----
   Total Dividends and
         Distributions    (0.27)    (0.21)     (3.76)      (1.29)    (0.46)
                          -----     -----      -----       -----     -----
Net Asset Value, End
 of Period............    $9.34     $8.53     $10.64      $18.37    $17.83
                          =====     =====     ======      ======    ======
Total Return /(b)/ ...    12.85%   (18.02)%   (26.41)%     11.30%    13.85%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,775    $9,982    $15,152     $19,624   $18,282
 Ratio of Expenses to
  Average Net Assets..     2.34%     2.37%      2.15%       2.00%     1.95%
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.14%     2.19%      0.66%       0.82%     1.19%
 Portfolio Turnover
  Rate................     19.1%     79.4%     106.2%      150.8%     23.5%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                             PRINCIPAL            PRINCIPAL
                                       INTERNATIONAL EMERGING   INTERNATIONAL
                                         MARKETS FUND, INC.       FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN AFFILIATED
 SECURITIES--AT COST.................      $    293,834         $   9,244,130
                                           ============         =============
INVESTMENT IN SECURITIES--AT COST ...      $ 27,222,892         $ 206,895,165
                                           ============         =============
FOREIGN CURRENCY--AT COST ...........      $     14,396         $     252,062
                                           ============         =============
ASSETS
Investment in affiliated
 securities--at value................      $    386,390         $   6,115,975
Investment in securities--at value...        35,391,258           237,449,473
Foreign currency--at value...........            14,369               250,615
Cash.................................           318,914               701,268
Receivables:
 Capital Shares sold.................            24,842                24,240
 Dividends and interest..............            88,454               573,318
 Investment securities sold..........            20,898             3,885,869
Other assets.........................               263                 4,847
Prepaid expenses.....................                55                    --
                                           ------------         -------------
                         Total Assets        36,245,443           249,005,605
LIABILITIES
Accrued management and investment
 advisory fees.......................             8,156                36,985
Accrued distribution fees............             2,507                 9,050
Accrued directors' expenses..........                --                   102
Accrued transfer and administrative
 fees................................            31,823               166,388
Accrued other expenses...............            39,214                95,531
Payables:
 Capital Shares reacquired...........             3,342               107,984
 Investment securities purchased.....            54,828             3,239,911
Collateral obligation on securities
 loaned, at value....................         1,487,000            16,847,091
                                           ------------         -------------
                    Total Liabilities         1,626,870            20,503,042
                                           ------------         -------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES .............................      $ 34,618,573         $ 228,502,563
                                           ============         =============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.....................      $ 31,641,029         $ 311,796,065
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss).............                --             1,658,650
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)..............................        (5,278,400)         (112,369,991)
Net unrealized appreciation
 (depreciation) of investments.......         8,260,922            27,426,153
Net unrealized appreciation
 (depreciation) on translation of
 assets and liabilities in foreign
 currencies..........................            (4,978)               (8,314)
                                           ------------         -------------
                     Total Net Assets      $ 34,618,573         $ 228,502,563
                                           ============         =============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized....................       100,000,000           325,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets..................      $ 26,908,390         $ 200,004,936
  Shares issued and outstanding......         2,647,567            32,282,299
  Net asset value per share..........      $      10.16         $        6.20
  Maximum offering price per share
 /(a)/ ..............................      $      10.78         $        6.58
                                           ============         =============

Class B: Net Assets..................      $  7,710,183         $  28,497,627
  Shares issued and outstanding......           790,272             4,708,366
  Net asset value per share /(b)/ ...      $       9.76         $        6.05
                                           ============         =============




/(a) //Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value./ /(b) //Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge./
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                              INTERNATIONAL
                                                           SMALLCAP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ......................      $ 38,188,190
                                                              ============
FOREIGN CURRENCY--AT COST ..............................      $         58
                                                              ============
ASSETS
Investment in securities--at value......................      $ 49,685,535
Foreign currency--at value..............................                58
Cash....................................................           560,650
Receivables:
 Capital Shares sold....................................            22,753
 Dividends and interest.................................           111,905
 Investment securities sold.............................           505,517
Other assets............................................               454
                                                              ------------
                                            Total Assets        50,886,872
LIABILITIES
Accrued management and investment advisory fees.........            10,404
Accrued distribution fees...............................             3,428
Accrued transfer and administrative fees................            60,820
Accrued other expenses..................................            36,271
Payables:
 Investment securities purchased........................           576,925
Collateral obligation on securities loaned, at value....         4,360,235
                                                              ------------
                                       Total Liabilities         5,048,083
                                                              ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ............      $ 45,838,789
                                                              ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital...........      $ 51,062,169
Accumulated undistributed (overdistributed) net
 investment income (operating loss).....................          (108,330)
Accumulated undistributed (overdistributed) net realized
 gain (loss)............................................       (16,611,620)
Net unrealized appreciation (depreciation) of
 investments............................................        11,497,345
Net unrealized appreciation (depreciation) on
 translation of assets and liabilities in foreign
 currencies.............................................              (775)
                                                              ------------
                                        Total Net Assets      $ 45,838,789
                                                              ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.......................................       100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets.....................................      $ 35,587,944
  Shares issued and outstanding.........................         3,006,601
  Net asset value per share.............................      $      11.84
  Maximum offering price per share /(a)/ ...............      $      12.56
                                                              ============

Class B: Net Assets.....................................      $ 10,250,845
  Shares issued and outstanding.........................           906,291
  Net asset value per share /(b)/ ......................      $      11.31
                                                              ============



/(a) //Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value./ /(b) //Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge./
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                              PRINCIPAL            PRINCIPAL
                                        INTERNATIONAL EMERGING   INTERNATIONAL
                                          MARKETS FUND, INC.      FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends............................       $   744,988         $ 5,736,448
 Dividends from affiliates............            36,939              87,467
 Withholding tax on foreign dividends.           (80,305)           (725,067)
 Interest.............................               717              31,576
 Securities lending...................             2,560              59,159
                                             -----------         -----------
                          Total Income           704,899           5,189,583
Expenses:
 Management and investment advisory
  fees................................           328,625           1,853,833
 Distribution fees - Class A..........            51,058             318,257
 Distribution fees - Class B..........            50,056             240,852
 Registration fees - Class A..........             8,202              13,580
 Registration fees - Class B..........             8,143               8,855
 Shareholder reports - Class A........             3,172              19,453
 Shareholder reports - Class B........               966               4,446
 Transfer and administrative fees -
  Class A.............................            49,128             318,141
 Transfer and administrative fees -
  Class B.............................            14,893              78,971
 Auditing and legal fees..............            13,490              14,227
 Custodian fees.......................            90,000             130,009
 Directors' expenses..................               929               9,063
 Registration fees....................            11,800              20,652
 Transfer and administrative fees.....           119,036             575,103
 Other expenses.......................             2,263              16,897
                                             -----------         -----------
                  Total Gross Expenses           751,761           3,622,339
 Less: Fees paid indirectly...........             3,987               7,110
 Less: Fees waived - Class A..........            24,073                  --
 Less: Fees waived - Class B..........             6,574                  --
                                             -----------         -----------
                    Total Net Expenses           717,127           3,615,229
                                             -----------         -----------
Net Investment Income (Operating Loss)           (12,228)          1,574,354

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions..............         2,513,635          (9,722,616)
 Investment transactions in affiliates            52,974             228,757
 Foreign currency transactions........           (66,867)             93,149
Change in unrealized
 appreciation/depreciation of:
 Investments..........................         8,794,074          51,589,548
 Investments in affiliates............            90,655           1,172,610
 Translation of assets and liabilities
  in foreign currencies...............             1,296             (24,202)
                                             -----------         -----------
      Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
                            Currencies        11,385,767          43,337,246
                                             -----------         -----------
 Net Increase (Decrease) in Net Assets
             Resulting from Operations       $11,373,539         $44,911,600
                                             ===========         ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                              INTERNATIONAL
                                                           SMALLCAP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends..............................................      $   978,184
 Withholding tax on foreign dividends...................         (106,183)
 Interest...............................................            3,895
 Securities lending.....................................            6,494
                                                              -----------
                                            Total Income          882,390
Expenses:
 Management and investment advisory fees................          441,388
 Distribution fees - Class A............................           71,670
 Distribution fees - Class B............................           74,866
 Registration fees - Class A............................           11,390
 Registration fees - Class B............................            9,886
 Shareholder reports - Class A..........................            6,509
 Shareholder reports - Class B..........................            2,338
 Transfer and administrative fees - Class A.............           89,293
 Transfer and administrative fees - Class B.............           30,115
 Auditing and legal fees................................           10,085
 Custodian fees.........................................           56,908
 Directors' expenses....................................            1,456
 Registration fees......................................           17,250
 Transfer and administrative fees.......................          208,879
 Other expenses.........................................            3,053
                                                              -----------
                                    Total Gross Expenses        1,035,086
 Less: Fees paid indirectly.............................            4,127
                                                              -----------
                                      Total Net Expenses        1,030,959
                                                              -----------
                  Net Investment Income (Operating Loss)         (148,569)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions................................       (2,827,946)
 Foreign currency transactions..........................           (4,675)
Change in unrealized appreciation/depreciation of:
 Investments............................................       16,403,970
 Translation of assets and liabilities in foreign
  currencies............................................              381
                                                              -----------
  Net Realized and Unrealized Gain (Loss) on Investments
                                  and Foreign Currencies       13,571,730
                                                              -----------
    Net Increase (Decrease) in Net Assets Resulting from
                                              Operations      $13,423,161
                                                              ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                  PRINCIPAL                       PRINCIPAL
                           INTERNATIONAL EMERGING               INTERNATIONAL
                             MARKETS FUND, INC.                   FUND, INC.
-----------------------------------------------------------------------------------------
                            YEAR           YEAR            YEAR              YEAR
                           ENDED           ENDED           ENDED             ENDED
                        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,       OCTOBER 31,
                            2003           2002            2003              2002
                        ------------  ---------------  -------------  -------------------
-----------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (12,228)  $  (143,870)     $  1,574,354    $     512,850
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........    2,499,742       275,027        (9,400,710)     (44,717,355)
Change in unrealized
 appreciation/depreciation
 of investments and
 translations of assets
 and liabilities in
 foreign currencies....    8,886,025       765,341        52,737,956       14,492,073
                         -----------   -----------      ------------    -------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   11,373,539       896,498        44,911,600      (29,712,432)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............           --            --           (64,843)        (494,213)
                         -----------   -----------      ------------    -------------
    Total Dividends and
          Distributions           --            --           (64,843)        (494,213)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    5,140,060     7,139,364        26,417,570       97,714,235
 Class B...............      867,475       999,656         4,426,535        5,656,985
 Class C...............          N/A        7,606/(a)/           N/A         227,812/(a)/
 Class R...............          N/A       18,175/(b)/           N/A         324,145/(b)/
Shares issued in
 acquisitions:
 Class A...............           --            --                --        6,240,753
 Class B...............           --            --                --        1,912,304
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............           --            --            63,916          483,496
Shares redeemed:
 Class A...............   (5,148,772)   (4,890,180)      (64,183,379)    (103,330,268)
 Class B...............     (892,548)     (630,729)       (9,662,970)      (8,312,991)
 Class C...............          N/A      (261,587)/(a)/         N/A       (1,250,137)/(a)/
 Class R...............          N/A    (1,791,967)/(b)/         N/A      (18,046,474)/(b)/
                         -----------   -----------      ------------    -------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions      (33,785)      590,338       (42,938,328)     (18,380,140)
                         -----------   -----------      ------------    -------------
Redemption fees - Class
 A.....................        8,757            --            41,470               --
                         -----------   -----------      ------------    -------------
         Total Increase
             (Decrease)   11,348,511     1,486,836         1,949,899      (48,586,785)
NET ASSETS
Beginning of period....   23,270,062    21,783,226       226,552,664      275,139,449
                         -----------   -----------      ------------    -------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $34,618,573   $23,270,062      $228,502,563    $ 226,552,664
                         ===========   ===========      ============    =============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --   $        --      $  1,658,650    $      72,775
                         ===========   ===========      ============    =============



/(a) //Period from November 1, 2001 through January 31, 2002 (discontinuation of class)./
/(b) //Period from November 1, 2001 through December 28, 2001 (discontinuation of class)./
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS

 -------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                       INTERNATIONAL
                                                    SMALLCAP FUND, INC.
-------------------------------------------------------------------------------
                                                  YEAR              YEAR
                                                  ENDED            ENDED
                                               OCTOBER 31,      OCTOBER 31,
                                                  2003              2002
                                              -------------  ------------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)......  $   (148,569)   $   (245,681)
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions...............................    (2,832,621)     (2,286,565)
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies......................    16,404,351      (1,861,795)
                                              ------------    ------------
       Net Increase (Decrease) in Net Assets
                   Resulting from Operations    13,423,161      (4,394,041)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Class A....................................       (19,057)             --
                                              ------------    ------------
           Total Dividends and Distributions       (19,057)             --
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Class A....................................     8,564,118      23,663,602
 Class B....................................     1,749,352       2,084,900
 Class C....................................           N/A      1,286,305/(a)/
 Class R....................................           N/A         31,922/(b)/
Shares issued in reinvestment of dividends
 and distributions:
 Class A....................................        17,605              --
Shares redeemed:
 Class A....................................   (10,326,549)    (22,250,092)
 Class B....................................    (1,941,831)     (2,102,781)
 Class C....................................           N/A      (1,756,461)/(a)/
 Class R....................................           N/A      (3,272,881)/(b)/
                                              ------------    ------------
  Net Increase (Decrease) in Net Assets from
                  Capital Share Transactions    (1,937,305)     (2,315,486)
                                              ------------    ------------
Redemption fees - Class A...................        14,686              --
                                              ------------    ------------
                   Total Increase (Decrease)    11,481,485      (6,709,527)
NET ASSETS
Beginning of period.........................    34,357,304      41,066,831
                                              ------------    ------------
End of period (including undistributed net
 investment income as set forth below)......  $ 45,838,789    $ 34,357,304
                                              ============    ============
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss).........  $   (108,330)   $     13,480
                                              ============    ============



/(a) //Period from November 1, 2001 through January 31, 2002 (discontinuation of class)./
/(b) //Period from November 1, 2001 through December 28, 2001 (discontinuation of class)./
See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., and Principal International SmallCap Fund, Inc. (the "International Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Each fund offers both Class A shares and Class B shares to the public. Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but bear higher ongoing distribution fees and are subject to a declining CDSC on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Both classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the International Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

Effective October 29, 2002, Principal International Fund, Inc. acquired all the assets and assumed all the liabilities of Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc. pursuant to a plan of acquisition approved by shareholders of Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc. on October 28, 2002. The acquisition was accomplished by a tax-fee exchange of shares from Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc. for the shares of Principal International Fund, Inc. The aggregate net assets of Principal International Fund, Inc., Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc. immediately before the acquisiton were approximately $212,063,000, $4,411,000 and $3,742,000, respectively.

Principal Management Corporation is currently in the process of reviewing policies and trading records to determine whether the International Growth Funds have been used as vehicles for late trading or market timing. While the review is not yet complete, Principal Management Corporation has no reason to believe at this time that any International Growth Fund will experience any material gain or loss as a result of the review.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the International Growth Funds:



SECURITY VALUATION . The International Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price based on information provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by each fund's Board of Directors. Short-term securities are valued at amortized cost, which approximates market.



FOREIGN SECURITIES. . Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by each fund's Board of Directors. To the extent each fund invests in foreign securities listed on foreign exchanges which trade on days on which the fund does not determine its net asset value, for example weekends and other customary national U.S. holidays, each fund's net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the International Growth Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by each fund's Board of Directors as may occasionally be necessary.

The value of foreign securities based in foreign currency amounts is translated to U.S. dollars using the exchange rate at the daily close of the London Exchange. The identified cost of the fund holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

INCOME AND INVESTMENT TRANSACTIONS. . The International Growth Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The International Growth Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The International Growth Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

EXPENSES . The International Growth Funds allocate daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2003 are included separately in the statements of operations.

DISTRIBUTIONS TO SHAREHOLDERS . Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, losses deferred due to wash sales, commission recapture, sales of Passive Foreign Investment Companies, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions which exceed current and accumulated earnings and profits for federal income tax purposes, are reported as tax return of capital distributions.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.



REDEMPTION FEES . The International Growth Funds will impose a redemption fee on redemptions of $30,000 or more of Class A shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the fund and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the International Growth Funds. These amounts are reflected in the statements of changes in net assets.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
3. OPERATING POLICIES



FEES PAID INDIRECTLY . The International Growth Funds direct certain portfolio transactions to brokerage firms that, in turn, pay a portion of the Fund's operating expenses. The International Growth Funds have also entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of each fund's expenses. These amounts are reflected in the statements of operations.



LINE OF CREDIT . The International Growth Funds participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus ..50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each calendar quarter. At October 31, 2003, the International Growth Funds had no outstanding borrowings under the line of credit.



REPURCHASE AGREEMENTS . The International Growth Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. The value of the collateral is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event the seller of a repurchase agreement defaults, the fund could experience delays in the realization of the collateral.



SECURITIES LENDING. . The International Growth Funds may lend portfolio securities to approved brokerage firms to earn additional income. Each applicable fund receives collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. Cash collateral is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of October 31, 2003, Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., and Principal International SmallCap Fund, Inc. had securities on loan with market values of $1,392,836, $15,822,625 and $4,095,401 and collateral values of $1,487,000,
$16,847,091 and $4,360,235, respectively.


4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES . The International Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the International Growth Funds are as follows:

                                    NET ASSETS OF FUNDS (IN MILLIONS)
                             ---------------------------------------------
                              FIRST      NEXT      NEXT      NEXT       OVER
                               $100      $100      $100      $100       $400
                             --------  --------  --------  --------  ----------
Principal International       1.25%     1.20%     1.15%     1.10%      1.05%
Emerging Markets Fund, Inc.
Principal International       1.20      1.15      1.10      1.05       1.00
SmallCap Fund, Inc.

                                    NET ASSETS OF FUNDS (IN MILLIONS)
                             --------------------------------------------
                              FIRST      NEXT      NEXT      NEXT       OVER
                               $250      $250      $250      $250      $1,000
                             --------  --------  --------  --------  ----------
Principal International        .85%      .80%      .75%      .70%       .65%
Fund, Inc.


The International Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
4.  MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Manager has voluntarily agreed to limit the Fund's expenses for certain of the International Growth Funds. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The limits may be changed at anytime. Effective March 1, 2003, the operating expense limits for Principal International Emerging Markets Fund, Inc. increased from 2.50% to 2.75% for Class A shares and 3.25% to 3.50% for Class B shares. Also effective March 1, 2003, an expense limit of 1.63% began for Class A shares of Principal International Fund, Inc.



DISTRIBUTION FEES . The International Growth Funds bear distribution fees with respect to each class computed at an annual rate of up to .25% for Class A shares and 1.00% for Class B shares of the average daily net assets attributable to each class of each fund.

Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A and Class B shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective International Growth Funds which generated the excess.



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75% and Class B shares at 4.00% of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates. As of March 1, 2003, the maximum rate increased from 4.75% to 5.75% of the offering price. The aggregate amounts of these charges retained by Princor Financial Services Corporation for the year ended October 31, 2003, were as follows:

                                                                             CLASS A     CLASS B
                                                                             -------     -------
 Principal International Emerging Markets Fund, Inc.                        $ 65,986     $10,303
 Principal International Fund, Inc.                                          337,496      53,545
 Principal International SmallCap Fund, Inc.                                 131,154      18,816




AFFILIATED OWNERSHIP . At October 31, 2003, Principal Life Insurance Company (an affiliate of the Manager), affiliates of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the International Growth Funds as follows:

                                                         CLASS A    CLASS B
                                                         -------    -------
 Principal International Emerging Markets Fund, Inc.    692,531     302,268
 Principal International Fund, Inc.                   6,303,716          --



The International Growth Funds hold affiliated securities, defined by the Investment Company Act of 1940 as owning 5% or more of the outstanding voting securities of an issuer. For the year ended October 31, 2003, the cost of affiliated securities purchased and proceeds from affiliated securities sold by the International Growth Funds were as follows:

                               PURCHASES                      SALES
                               ---------                      -----
                           SHARES       COST       SHARES     PROCEEDS
                           ------       ----       ------     --------
 Principal
 International Emerging
 Markets Fund, Inc.
        Tele Norte       30,799,589  $  419,763  11,856,503  $  178,904
 Leste Participacoes
 Principal
 International Fund,
 Inc.
        Vodafone Group    1,702,400   3,161,254   1,378,900   2,621,868





AFFILIATED BROKERAGE COMMISSIONS . No brokerage commissions were paid by the International Growth Funds to affiliated broker dealers or any member of the Principal Financial Group during the period.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS

For the year ended October 31, 2003, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the International Growth Funds were as follows:

                                              PURCHASES              SALES
                                       ------------------------  --------------
 Principal International Emerging            $ 31,022,054         $ 30,427,934
 Markets Fund, Inc.
 Principal International Fund, Inc.           220,650,698          255,515,929
 Principal International SmallCap              52,375,772           53,908,182
 Fund, Inc.




At October 31, 2003, net federal income tax unrealized appreciation (depreciation) of investments held by the International Growth Funds was composed of the following:

                                                 TAX COST OF                                                NET UNREALIZED
                                                 INVESTMENTS            GROSS UNREALIZED                      APPRECIATION
                                                               -----------------------------------          (DEPRECIATION)
                                                IN SECURITIES  APPRECIATION       (DEPRECIATION)     OF INVESTMENTS
                                                -------------  ------------       --------------    ---------------
 Principal International Emerging Markets       $ 27,582,547
 Fund, Inc.                                                    $       8,578,435  $      (383,334)                 $     8,195,101
 Principal International Fund, Inc.              216,756,057          32,521,667       (5,712,276)                      26,809,391
 Principal International SmallCap Fund, Inc.      38,326,365          11,475,030         (115,860)                      11,359,170




The International Growth Funds' investments are with various issuers in various industries. The schedules of investments contained herein summarize concentrations of credit risk by country, issuer and industry.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares were as follows:

                                                                      PRINCIPAL           PRINCIPAL          PRINCIPAL
                                                                INTERNATIONAL EMERGING  INTERNATIONAL      INTERNATIONAL
                                                                  MARKETS FUND, INC.     FUND, INC.     SMALLCAP FUND, INC.
                                                                ----------------------  -------------  ---------------------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Class A.....................................................         677,583            4,996,858            952,739
  Class B.....................................................         113,913              856,080            196,756
 Shares issued in reinvestment of dividends and distributions:
  Class A.....................................................              --               12,732              2,098
  Class B.....................................................              --                   --                 --
 Shares redeemed:
  Class A.....................................................        (691,258)         (11,938,750)        (1,145,682)
  Class B.....................................................        (123,067)          (1,894,920)          (222,570)
                                                                      --------          -----------         ----------
                                       Net Increase (Decrease)         (22,829)          (7,968,000)          (216,659)
                                                                      ========          ===========         ==========

                                                                      PRINCIPAL           PRINCIPAL          PRINCIPAL
                                                                INTERNATIONAL EMERGING  INTERNATIONAL      INTERNATIONAL
                                                                  MARKETS FUND, INC.     FUND, INC.     SMALLCAP FUND, INC.
                                                                ----------------------  -------------  ---------------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A.....................................................         918,757           16,716,133          2,378,719
  Class B.....................................................         132,156              994,232            216,748
  Class C*....................................................           1,050               38,093            133,839
  Class R**...................................................           2,476               54,645              2,917
 Shares issued in acquisitions:
  Class A.....................................................              --            1,273,623                 --
  Class B.....................................................              --              395,922                 --
 Shares issued in reinvestment of dividends and distributions:
  Class A.....................................................              --               98,673                 --
  Class B.....................................................              --                   --                 --
  Class C*....................................................              --                   --                 --
  Class R**...................................................              --                   --                 --
 Shares redeemed:
  Class A.....................................................        (639,348)         (17,839,244)        (2,233,689)
  Class B.....................................................         (85,426)          (1,475,529)          (220,443)
  Class C*....................................................         (33,546)            (216,532)          (181,428)
  Class R**...................................................        (239,773)          (2,974,499)          (321,216)
                                                                      --------          -----------         ----------
                                       Net Increase (Decrease)          56,346           (2,934,483)          (224,553)
                                                                      ========          ===========         ==========



* Period from November 1, 2001 through January 31, 2002 (discontinuation of Class C shares).
** Period from November 1, 2001 through December 28, 2001 (discontinuation of Class R shares).

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

Effective January 31, 2002 and December 28, 2001, respectively, Class C shares and Class R shares were discontinued and exchanged into Class A shares as follows:

                                CLASS C                      CLASS R
                         ----------------------  --------------------------------
                           SHARES     DOLLARS     SHARES                 DOLLARS
                          EXCHANGED  EXCHANGED   EXCHANGED              EXCHANGED
                         ----------  ----------  ---------            -------------
 Principal                 32,613    $  258,946    231,357             $ 1,749,057
 International Emerging
 Markets Fund, Inc.
 Principal                174,698     1,023,732  2,804,637              17,192,424
 International Fund,
 Inc.
 Principal                 66,379       669,769    311,786               3,186,457
 International SmallCap
 Fund, Inc.




7. FEDERAL TAX INFORMATION


DISTRIBUTIONS TO SHAREHOLDERS . The federal income tax character of distributions paid for years ended October 31, 2003 and 2002 were as follows:

                                                                                ORDINARY INCOME      LONG-TERM CAPITAL GAIN
                                                                                -----------          -------------
                                                                                2003       2002        2003          2002
                                                                                ----       ----        ----          ----
 Principal International Emerging Markets Fund, Inc.                           $    --   $     --        $--           $--
 Principal International Fund, Inc.                                             64,843    494,213         --            --
 Principal International SmallCap Fund, Inc.                                    19,057         --         --            --


For federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.



DISTRIBUTABLE EARNINGS .

                                     UNDISTRIBUTED          UNDISTRIBUTED
                                     ORDINARY INCOME   LONG-TERM CAPITAL GAINS
                                    ----------------   -----------------------
 Principal International Emerging
 Markets Fund, Inc.                    $       --                 $--
 Principal International Fund,
 Inc.                                   1,658,650                  --
 Principal International SmallCap
 Fund, Inc.                                    --                  --

As of October 31, 2003, the components of distributable earnings on a federal tax basis were as follows:


CAPITAL LOSS CARRYFORWARDS . Capital loss carryforwards are losses that can be used to offset future capital gains of the fund. At October 31, 2003, the International Growth Funds had approximate net capital loss carryforwards as follows:

                                                                               NET CAPITAL LOSS CARRYFORWARDS EXPIRING IN:
                                                                                2008        2009         2010          2011
                                                                             ----------  -----------  -----------  ----------
 Principal International Emerging Markets Fund, Inc.                         $       --  $ 4,527,000  $   689,000   $       --
 Principal International Fund, Inc.                                           1,144,000   55,755,000   46,940,000    7,915,000
 Principal International SmallCap Fund, Inc.                                         --   10,352,000    3,157,000    3,073,000

                            SCHEDULE OF INVESTMENTS
              PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

                                OCTOBER 31, 2003

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (95.53%)
AGRICULTURAL OPERATIONS (0.40%)
                                                                         $
 Bunge                                                  5,104               138,318
AIRLINES (0.49%)
 Korean Air                                            12,680               169,281
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.71%)
 Ashok Leyland                                         48,864               246,261
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (1.45%)
 Hyundai Mobis                                         13,040               503,530
BREWERY (1.84%)
 Anadolu Efes Biracilik ve Malt Sanayii            17,992,156               220,807
 Companhia de Bebidas das Americas                     19,705               417,746
                                                                            638,553
BROADCASTING SERVICES & PROGRAMMING (0.92%)
 Grupo Televisa                                         8,255               319,881
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.46%)
 Murray & Roberts Holdings                             93,500               160,693
BUILDING PRODUCTS-CEMENT & AGGREGATE (3.02%)
 Anhui Conch Cement                                   426,000               485,481
 Cemex                                                 11,859               284,616
 Sungshin Cement                                       12,560               273,805
                                                                          1,043,902
BUILDING-RESIDENTIAL & COMMERCIAL (2.71%)
 Corporacion GEO /1/                                   74,827               401,765
 Land & Houses Public                               1,586,839               536,967
                                                                            938,732
CASINO HOTELS (0.92%)
 Genting Berhad                                        65,657               319,646
CELLULAR TELECOMMUNICATIONS (2.52%)
 Advanced Info Service Public                         181,914               282,709
 America Movil                                         12,462               296,596
 Taiwan Cellular                                      326,000               292,656
                                                                            871,961
CHEMICALS-FIBERS (0.50%)
 Formosa Chemicals & Fibre                            109,000               173,245
CHEMICALS-PLASTICS (0.97%)
 Formosa Plastics                                     219,540               336,014
COMMERCIAL BANKS (7.95%)
 Akbank                                            63,762,678               298,820
 Banco Santander Chile                                  6,970               165,607
 Bank Rakyat                                          527,126                54,285
 Chinatrust Financial Holding                         184,822               192,030
 Hansabank                                              6,763               154,016
 Komercni Banka                                         1,717               153,326
 Kookmin Bank                                          11,535               421,050
 Krung Thai Bank                                      916,605               204,482
 OTP Bank /1/                                          13,485               165,204
 Public Bank                                          345,875               240,292
 Standard Bank Investment                              62,840               304,494
 Thai Farmers Bank /1/                                164,713               183,726
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                         $
 Unibanco - Uniao de Bancos Brasileiros                 9,771               216,037
                                                                          2,753,369
COMPUTERS (0.68%)
 Compal Electronics                                   155,000               234,952
COMPUTERS-PERIPHERAL EQUIPMENT (0.39%)
 Ambit Microsystems                                    49,800               136,318
CONSULTING SERVICES (0.47%)
 Linmark Group                                        401,912               161,734
CONTAINERS-PAPER & PLASTIC (0.38%)
 Taiwan Hon Chuan Enterprise                          101,024               131,428
DISTRIBUTION-WHOLESALE (0.52%)
 Esprit Holdings                                       57,230               179,818
DIVERSIFIED FINANCIAL SERVICES (0.94%)
 Shinhan Financial Group                               22,694               325,981
DIVERSIFIED MINERALS (4.42%)
 Anglo American                                        50,668             1,031,364
 Antofagasta                                           11,003               195,678
 Cia Vale do Rio Doce                                   6,645               304,008
                                                                          1,531,050
DIVERSIFIED OPERATIONS (1.19%)
 Alfa                                                 144,983               412,159
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.60%)
 Enka Insaat ve Sanayi                              5,960,645               209,004
ELECTRIC PRODUCTS-MISCELLANEOUS (2.72%)
 LG Electronics                                         5,670               293,681
 Moatech                                               17,181               179,286
 Techtronic Industries                                169,778               467,858
                                                                            940,825
ELECTRIC-GENERATION (0.51%)
 Beijing Datang Power Generation                      278,000               178,097
ELECTRONIC COMPONENTS-MISCELLANEOUS (7.57%)
 AU Optronics                                         302,400               407,650
 Samsung Electronics                                    4,900             1,945,923
 Samsung SDI                                            2,580               265,957
                                                                          2,619,530
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.03%)
 Malaysian Pacific Industries                          76,151               356,707
ELECTRONIC CONNECTORS (1.25%)
 Hon Hai Precision Industry                            96,600               432,177
FINANCE-CONSUMER LOANS (1.13%)
 African Bank Investments                             327,905               392,345
FINANCE-OTHER SERVICES (1.63%)
 Fubon Financial Holding                              327,000               344,565
 Grupo Financiero BBVA Bancomer /1/                   256,756               217,928
                                                                            562,493
GAS-DISTRIBUTION (1.03%)
 OAO Gazprom                                           14,870               356,880
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GOLD MINING (0.75%)
                                                                         $
 Harmony Gold Mining                                   16,975               260,964
INTERNET INFRASTRUCTURE SOFTWARE (0.69%)
 RADVision /1/                                         22,042               238,274
LIFE & HEALTH INSURANCE (2.10%)
 Cathay Financial Holding                             105,000               173,068
 Cathay Financial Holding                              16,409               273,210
 New Africa Capital                                   169,761               164,960
 Sanlam                                                93,544               115,319
                                                                            726,557
MACHINERY-GENERAL INDUSTRY (0.41%)
 Kaulin Manufacturing                                  87,000               140,839
MEDICAL-DRUGS (0.43%)
 Teva Pharmaceutical Industries                         2,590               147,345
METAL-ALUMINUM (0.58%)
 Hindalco Industries                                    8,229               199,452
METAL-DIVERSIFIED (1.14%)
 MMC Norilsk Nickel                                     7,655               394,079
MONEY CENTER BANKS (2.05%)
 ICICI Bank                                            18,700               237,490
 State Bank of India /2/                               15,644               473,231
                                                                            710,721
OIL COMPANY-EXPLORATION & PRODUCTION (0.37%)
 PTT Public                                            53,493               127,380
OIL COMPANY-INTEGRATED (4.37%)
 LUKOIL                                                 3,880               316,996
 PetroChina                                           487,225               177,242
 Petroleo Brasileiro                                   30,186               709,371
 YUKOS                                                  6,729               310,207
                                                                          1,513,816
OIL REFINING & MARKETING (0.27%)
 Hindustan Petroleum                                   12,848                93,327
PETROCHEMICALS (2.06%)
 LG Chemical                                            8,130               326,299
 Reliance Industries                                   16,338               388,028
                                                                            714,327
PHOTO EQUIPMENT & SUPPLIES (0.65%)
 Largan Precision                                      21,000               224,371
PLATINUM (1.36%)
 Impala Platinum Holdings                               5,116               470,049
POWER CONVERTER & SUPPLY EQUIPMENT (0.74%)
 Bharat Heavy Electricals                              23,979               254,764
PROPERTY & CASUALTY INSURANCE (0.55%)
 Samsung Fire & Marine Insurance                        3,310               189,063
REAL ESTATE OPERATOR & DEVELOPER (1.14%)
 Consorcio ARA /1/                                    144,430               393,485
RETAIL-APPAREL & SHOE (1.01%)
 Edgars Consolidated Stores                            23,735               349,054
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPLIANCES (0.29%)
                                                                         $
 Courts Mammoth                                       119,210               100,387
RETAIL-DISCOUNT (0.75%)
 Lojas Americanas                                  36,137,656               260,781
RETAIL-HYPERMARKETS (0.51%)
 Pick'n Pay Stores                                     82,070               177,352
RETAIL-MAJOR DEPARTMENT STORE (1.79%)
 Ramayana Lestari Sentosa                             323,016               178,682
 Shinsegae Department Store                             2,199               441,287
                                                                            619,969
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (3.98%)
 Taiwan Semiconductor Manufacturing /1/               477,793               942,225
 United Microelectronics /1/                          263,000               240,745
 Winbond Electronics /1/                              391,000               195,644
                                                                          1,378,614
SEMICONDUCTOR EQUIPMENT (0.89%)
 Advanced Semiconductor Engineering /1/               331,100               306,980
SHIP BUILDING (0.83%)
 Daewoo Shipbuilding & Marine Engineering              21,286               285,972
STEEL PRODUCERS (2.79%)
 China Steel                                          240,555               194,002
 POSCO                                                 14,246               412,849
 Tata Iron & Steel                                     45,155               357,145
                                                                            963,996
TELECOMMUNICATION SERVICES (3.50%)
 China Telecom                                        448,575               148,741
 Indonesian Satellite                                 210,182               295,613
 SK Telecom                                            12,721               249,332
 Telekomunikasi Indonesia                             731,794               516,773
                                                                          1,210,459
TELEPHONE-INTEGRATED (3.33%)
 Brasil Telecom Participacoes                           2,685                98,056
 KT                                                    22,989               453,113
 Philippine Long Distance Telephone /1/                26,309               363,850
 Telkom /1/                                            30,456               236,316
                                                                          1,151,335
TOBACCO (1.97%)
 Gudang Garam                                         219,934               340,391
 Philip Morris                                            298               154,790
 Souza Cruz                                            20,796               188,059
                                                                            683,240
TRANSPORT-MARINE (2.91%)
 China Shipping Development                           655,102               430,228
 Evergreen Marine                                     265,620               232,979
 Malaysia International Shipping                      119,347               345,478
                                                                          1,008,685
                                         TOTAL COMMON STOCKS             33,070,521

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
PREFERRED STOCKS (3.52%)
BREWERY (0.55%)
                                                                         $
 Quilmes Industrial                                    12,300               189,420
COMMERCIAL BANKS (0.73%)
 Banco Itau Holding Financeira                      3,082,644               252,544
STEEL-SPECIALTY (0.71%)
 Gerdau                                                17,021               247,675
TELEPHONE-INTEGRATED (1.11%)
 Tele Norte Leste Participacoes /3/                18,943,087               386,390
TEXTILE-PRODUCTS (0.42%)
 Cia de Tecidos do Norte de Minas -
  Coteminas                                         2,119,718               144,098
                                      TOTAL PREFERRED STOCKS              1,220,127


                                    Principal Amount
                                                                Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (4.30%)
 Credit Suisse First Boston;
  1.04%, 11/03/03
  (collateralized by GNMAs;
  $1,516,751; 05/15/18 -
  10/15/43) /4/                        $1,487,000            $ 1,487,000
                     TOTAL REPURCHASE AGREEMENTS               1,487,000
                                                             -----------

           TOTAL PORTFOLIO INVESTMENTS (103.35%)              35,777,648
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-3.35%)                                                     (1,159,075)
                      TOTAL NET ASSETS (100.00%)             $34,618,573
                                                             --------------


/1 //Non-income producing security./
/2 //Restricted Security - The fund held securities which were purchased in /
  /private placement transactions and may require registration, or an / /exemption therefrom, in order to effect their sale in the ordinary course / /of business. At the end of the period, restricted securities totaled / /$473,231 or 1.37% of net assets./
/3 //Affiliated security./
/4 //Security was purchased with the cash proceeds from securities loans./


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                          $
 Argentina                    189,420              0.53%
 Brazil                     3,363,084              9.40
 Chile                        165,607              0.46
 China                        607,470              1.70
 Czech Republic               308,116              0.86
 Hong Kong                  1,621,730              4.53
 Hungary                      165,204              0.46
 India                      2,249,696              6.29
 Indonesia                  1,385,745              3.87
 Israel                       385,619              1.08
 Korea                      6,736,407             18.83
 Malaysia                   1,362,511              3.81
 Mexico                     2,326,429              6.50
 Philippines                  363,851              1.02
 Russia                     1,378,162              3.85
 South Africa               2,631,545              7.35
 Spain                        154,016              0.43
 Taiwan                     5,605,098             15.67
 Thailand                   1,335,264              3.73
 Turkey                       728,632              2.04
 United Kingdom             1,227,042              3.43
 United States              1,487,000              4.16
             TOTAL        $35,777,648            100.00%
                          -------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL INTERNATIONAL FUND, INC.

                                OCTOBER 31, 2003

                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (99.22%)
ADVERTISING SERVICES (0.97%)
                                                                            $
 Aegis Group                                             974,390              1,649,357
 WPP Group                                                59,700                569,351
                                                                              2,218,708
AUDIO & VIDEO PRODUCTS (0.39%)
 Matsushita Electric Industrial                           67,000                883,095
AUTO-CARS & LIGHT TRUCKS (3.38%)
 Bayerische Motoren Werke                                 50,500              2,025,365
 Honda Motor                                              47,219              1,864,106
 Hyundai Motor                                            28,790                959,667
 Nissan Motor                                            256,770              2,877,524
                                                                              7,726,662
BEVERAGES-WINE & SPIRITS (0.59%)
 Pernod-Ricard                                            14,000              1,350,825
BREWERY (0.59%)
 Molson                                                   52,338              1,351,683
BROADCASTING SERVICES & PROGRAMMING (0.50%)
 Grupo Televisa                                           29,700              1,150,875
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.63%)
 CRH                                                      80,500              1,436,472
BUILDING-HEAVY CONSTRUCTION (0.63%)
 Vinci                                                    19,830              1,437,316
CELLULAR TELECOMMUNICATIONS (4.23%)
 America Movil                                            54,200              1,289,960
 mm02 /1/                                              1,152,000              1,251,127
 NTT DoCoMo                                                  465              1,006,686
 Vodafone Group /2/                                    2,912,403              6,115,975
                                                                              9,663,748
CHEMICALS-DIVERSIFIED (2.27%)
 Akzo Nobel                                               36,767              1,162,573
 Asahi Kasei                                             511,000              2,435,657
 BASF                                                     34,600              1,588,789
                                                                              5,187,019
CHEMICALS-FIBERS (0.52%)
 Formosa Chemicals & Fibre                               741,000              1,177,748
COMMERCIAL BANKS (4.66%)
 Banco Santander Central Hispano                         270,000              2,589,469
 Bank of Nova Scotia                                      36,000              1,788,187
 BOC Hong Kong                                           522,000                904,091
 Chinatrust Financial Holding                          2,825,110              2,935,287
 Kookmin Bank                                             25,700                938,099
 National Bank of Canada                                  47,941              1,488,006
                                                                             10,643,139
COMPUTERS-INTEGRATED SYSTEMS (0.89%)
 Fujitsu /1/                                             324,914              2,036,346
COOPERATIVE BANKS (1.07%)
 Banco Popolare di Verona e Novara                       158,700              2,453,700
COSMETICS & TOILETRIES (0.64%)
 Kao                                                      71,500              1,469,869
                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DISTRIBUTION-WHOLESALE (0.76%)
                                                                            $
 Wolseley                                                141,500              1,732,454
DIVERSIFIED MANUFACTURING OPERATIONS (1.28%)
 Siemens                                                  43,500              2,922,874
DIVERSIFIED MINERALS (1.68%)
 BHP Billiton                                            302,658              2,383,083
 Cia Vale do Rio Doce                                     31,670              1,448,903
                                                                              3,831,986
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.68%)
 Rentokil Initial                                        409,220              1,555,514
ELECTRIC PRODUCTS-MISCELLANEOUS (0.72%)
 Sharp                                                   104,321              1,642,604
ELECTRIC-INTEGRATED (3.00%)
 E.ON                                                     31,125              1,566,716
 Endesa                                                   94,982              1,507,186
 Iberdrola                                               114,100              1,903,402
 Korea Electric Power                                     65,730              1,269,058
 Scottish Power                                          101,016                600,824
                                                                              6,847,186
ELECTRONIC COMPONENTS-MISCELLANEOUS (2.65%)
 Koninklijke Philips Electronics                          86,000              2,318,420
 Murata Manufacturing                                     19,600              1,114,295
 Samsung Electronics                                       6,612              2,625,805
                                                                              6,058,520
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.10%)
 Infineon Technologies /1/                               170,180              2,512,495
ELECTRONIC CONNECTORS (0.59%)
 Hon Hai Precision Industry                              302,000              1,351,111
FINANCE-INVESTMENT BANKER & BROKER (0.97%)
 Nomura Securities                                       129,700              2,227,440
FINANCE-OTHER SERVICES (0.50%)
 Grupo Financiero BBVA Bancomer /1/                    1,340,700              1,137,953
FOOD-MISCELLANEOUS/DIVERSIFIED (0.99%)
 Nestle                                                    5,024              1,106,119
 Unilever                                                 20,056              1,165,056
                                                                              2,271,175
FOOD-RETAIL (0.94%)
 Tesco                                                   538,000              2,156,866
GAS-DISTRIBUTION (1.61%)
 Centrica                                                491,772              1,541,762
 Tokyo Gas                                               620,000              2,126,165
                                                                              3,667,927
GOLD MINING (0.53%)
 Placer Dome                                              78,600              1,213,543
IMPORT & EXPORT (1.23%)
 Mitsubishi                                              270,619              2,808,717
INTERNET CONNECTIVE SERVICES (0.42%)
 Hanaro Telecom                                          304,143                958,558
                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.52%)
                                                                            $
 Schroders                                                93,000              1,182,439
LEISURE & RECREATION-GAMES (0.21%)
 Namco                                                    17,263                475,798
LIFE & HEALTH INSURANCE (1.44%)
 Cathay Financial Holding                              1,119,000              1,844,415
 Power Corporation of Canada                              44,010              1,446,131
                                                                              3,290,546
MACHINERY-CONSTRUCTION & MINING (1.34%)
 Atlas Copco                                              55,014              1,932,332
 Komatsu                                                 207,000              1,120,344
                                                                              3,052,676
MACHINERY-GENERAL INDUSTRY (0.99%)
 MAN                                                      39,000              1,072,232
 Sumitomo Heavy Industries /1/                           534,538              1,181,541
                                                                              2,253,773
MEDICAL-DRUGS (6.05%)
 AstraZeneca                                              32,500              1,529,334
 GlaxoSmithKline                                         176,208              3,773,584
 Novartis                                                 67,814              2,584,890
 Novo Nordisk                                             31,800              1,143,786
 QLT                                                      34,300                529,935
 Roche Holding                                            14,000              1,158,498
 Takeda Chemical Industries                               27,539                974,455
 Teva Pharmaceutical Industries                           15,400                876,106
 Yamanouchi Pharmaceutical                                50,385              1,264,953
                                                                             13,835,541
MONEY CENTER BANKS (9.94%)
 ABN AMRO Holding                                        132,381              2,777,767
 Barclays                                                514,466              4,343,290
 BNP Paribas                                              82,168              4,317,517
 Credit Suisse Group                                     124,723              4,394,516
 Mitsubishi Tokyo Financial Group                            133                955,747
 Royal Bank of Scotland                                  141,320              3,791,443
 UniCredito Italiano                                     434,100              2,139,679
                                                                             22,719,959
MORTGAGE BANKS (0.51%)
 DEPFA Bank                                               10,370              1,163,320
MULTI-LINE INSURANCE (2.58%)
 AXA                                                     102,181              1,936,202
 ING Groep                                                53,300              1,106,628
 Riunione Adriatica di Sicurta                            74,507              1,164,098
 Zurich Financial Services                                13,229              1,694,057
                                                                              5,900,985
MULTIMEDIA (3.08%)
 Lagardere                                                24,250              1,219,808
 News                                                     81,628              2,910,038
 Vivendi Universal /1/                                   138,300              2,905,182
                                                                              7,035,028
OFFICE AUTOMATION & EQUIPMENT (1.38%)
 Canon                                                    64,956              3,143,366
OIL COMPANY-EXPLORATION & PRODUCTION (1.03%)
 Canadian Natural Resources                               47,431              2,014,841
                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
                                                                            $
 Talisman Energy                                           6,990                341,479
                                                                              2,356,320
OIL COMPANY-INTEGRATED (5.76%)
 BP Amoco                                                306,511              2,126,047
 ENI                                                     230,543              3,660,965
 Repsol YPF                                              182,300              3,178,857
 TotalFinaElf                                             27,071              4,207,544
                                                                             13,173,413
OIL REFINING & MARKETING (0.63%)
 Statoil                                                 152,790              1,436,717
OIL-FIELD SERVICES (0.12%)
 Saipem                                                   37,000                269,258
PHOTO EQUIPMENT & SUPPLIES (0.40%)
 Fuji Photo Film                                          30,920                911,273
PRINTING-COMMERCIAL (0.39%)
 Dai Nippon Printing                                      57,953                895,113
PROPERTY & CASUALTY INSURANCE (1.82%)
 Mitsui Sumitomo Insurance                               336,297              2,771,502
 QBE Insurance Group                                     190,700              1,393,705
                                                                              4,165,207
PUBLICLY TRADED INVESTMENT FUND (1.21%)
 iShares MSCI Emerging Markets Index Fund /1/             18,670              2,770,815
REAL ESTATE MANAGEMENT & SERVICES (0.30%)
 Unibail                                                   8,800                694,105
REAL ESTATE OPERATOR & DEVELOPER (0.75%)
 Mitsui Fudosan                                          183,999              1,712,202
RETAIL-APPAREL & SHOE (0.40%)
 Next                                                     45,800                917,100
RETAIL-BUILDING PRODUCTS (0.54%)
 Kingfisher                                              256,840              1,232,351
RETAIL-CATALOG SHOPPING (0.67%)
 GUS                                                     125,000              1,526,725
RETAIL-MAJOR DEPARTMENT STORE (0.70%)
 Metro                                                    39,430              1,599,724
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (3.02%)
 Taiwan Semiconductor Manufacturing /1/                1,043,480              2,057,783
 United Microelectronics /1/                           5,300,000              4,851,508
                                                                              6,909,291
SOAP & CLEANING PRODUCTS (1.13%)
 Reckitt Benckiser                                       122,900              2,581,913
STEEL PRODUCERS (1.78%)
 JFE Holdings                                            104,529              2,671,820
 Pohang Iron & Steel                                      11,880              1,385,247
                                                                              4,057,067
TELECOMMUNICATION EQUIPMENT (1.19%)
 TANDBERG /1/                                             80,900                569,682
                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (CONTINUED)
                                                                            $
 Telefonaktiebolaget LM Ericsson /1/                   1,247,065              2,142,160
                                                                              2,711,842
TELECOMMUNICATION SERVICES (2.99%)
 Allstream /1/                                            30,562              1,535,740
 Cable & Wireless                                        958,924              2,217,122
 e.Biscom /1/                                             54,700              2,543,550
 Equant                                                   60,500                534,518
                                                                              6,830,930
TELEPHONE-INTEGRATED (2.83%)
 Deutsche Telekom /1/                                    231,586              3,634,453
 Nippon Telegraph & Telephone                                287              1,281,821
 Royal KPN /1/                                           133,354              1,013,857
 VersaTel Telecom International /1/                      233,000                536,308
                                                                              6,466,439
TELEVISION (0.47%)
 Fuji Television Network                                     202              1,074,908
TRANSPORT-MARINE (0.39%)
 Nippon Yusen Kabushiki Kaisha                           207,800                884,617
TRANSPORT-RAIL (0.24%)
 East Japan Railway                                          123                557,184
WIRE & CABLE PRODUCTS (0.81%)
 Fujikura                                                307,067              1,846,284
                                            TOTAL COMMON STOCKS             226,718,357



                                                Principal Amount
                                                                              Value
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (7.37%)
 Credit Suisse First Boston; 1.04%, 11/03/03
  (collateralized by GNMAs; $17,184,159;
  05/15/18 - 10/15/43) /3/                         $16,847,091            $ 16,847,091
                                  TOTAL REPURCHASE AGREEMENTS               16,847,091
                                                                          ------------

                        TOTAL PORTFOLIO INVESTMENTS (106.59%)              243,565,448
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS
 (-6.59%)                                                                  (15,062,885)
                                   TOTAL NET ASSETS (100.00%)             $228,502,563
                                                                          ---------------


/1 //Non-income producing security./
/2 //Affiliated security./
/3 //Security was purchased with the cash proceeds from securities loans./


                 INVESTMENTS BY COUNTRY
 Country                     Value             Percentage of
                                                Total Value
----------------------------------------------------------------
                          $
 Australia                   4,303,743              1.77%
 Brazil                      1,448,902              0.60
 Canada                     11,709,545              4.81
 Denmark                     1,143,787              0.47
 France                     18,068,500              7.42
 Germany                    16,922,648              6.95
 Hong Kong                     904,091              0.37
 Ireland                     2,599,792              1.07
 Israel                        876,106              0.36
 Italy                      12,231,250              5.02
 Japan                      46,215,431             18.97
 Korea                       8,136,434              3.34
 Mexico                      3,578,788              1.47
 Netherlands                10,615,126              4.36
 Norway                      2,006,399              0.82
 Spain                       9,178,913              3.77
 Sweden                      4,074,493              1.67
 Switzerland                10,938,080              4.49
 Taiwan                     14,217,853              5.84
 United Kingdom             44,777,661             18.38
 United States              19,617,906              8.05
             TOTAL        $243,565,448            100.00%
                          --------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2003

                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (98.88%)
ADVERTISING SERVICES (0.60%)
                                                                           $
 Aegis Group                                            163,230                276,301
APPAREL MANUFACTURERS (0.42%)
 Sanyo Shokai                                            31,265                192,251
APPLIANCES (1.84%)
 Fisher & Paykel Appliances Holdings                     22,255                201,427
 Merloni Elettrodomestici                                19,969                336,603
 Noritz                                                  22,208                303,015
                                                                               841,045
ATHLETIC FOOTWEAR (1.16%)
 Puma                                                     3,673                530,317
AUDIO & VIDEO PRODUCTS (0.74%)
 Skyworth Digital Holdings                            1,363,889                337,209
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.60%)
 Exedy                                                   24,118                273,133
BEVERAGES-NON-ALCOHOLIC (0.29%)
 Cott /1/                                                 5,092                132,627
BEVERAGES-WINE & SPIRITS (0.67%)
 Davide Campari                                           7,106                305,647
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (2.35%)
 Fletcher Building                                      123,059                331,944
 Geberit                                                  1,101                453,476
 Kingspan Group                                          66,818                291,285
                                                                             1,076,705
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.45%)
 Balfour Beatty                                          62,670                204,720
BUILDING PRODUCTS-CEMENT & AGGREGATE (1.07%)
 Hanil Cement Manufacturing                               2,100                 96,172
 Italcementi                                             32,733                393,840
                                                                               490,012
BUILDING-HEAVY CONSTRUCTION (3.48%)
 Daelim Industrial                                       14,242                363,421
 Fomento de Construcciones y Contratas                    8,810                287,380
 Grupo Dragados                                          13,188                269,367
 Vinci                                                    9,281                672,704
                                                                             1,592,872
BUILDING-RESIDENTIAL & COMMERCIAL (0.35%)
 McCarthy & Stone                                        19,587                160,208
CELLULAR TELECOMMUNICATIONS (0.24%)
 Mobistar                                                 2,182                109,580
CHEMICALS-DIVERSIFIED (2.09%)
 Celanese                                                13,899                476,649
 Mitsubishi Gas Chemical                                170,630                482,703
                                                                               959,352
COATINGS & PAINT (0.80%)
 Kansai Paint                                            91,951                368,021
COLLECTIBLES (0.30%)
 Sanrio /1/                                              16,452                138,129
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (4.54%)
                                                                           $
 Anglo Irish Bank                                        56,571                679,340
 Bank of Kyoto                                           49,054                259,247
 Bank of Piraeus                                         12,325                115,196
 Bank of Queensland                                      19,269                133,168
 Canadian Western Bank /1/                                3,930                119,118
 Hiroshima Bank                                          60,576                210,488
 Industrial & Commercial Bank of China                  169,799                228,492
 Jyske Bank /1/                                           6,973                335,862
                                                                             2,080,911
COMMERCIAL SERVICES (2.12%)
 Societe Generale de Surveillance Holding                   944                533,026
 TIS                                                     12,429                437,533
                                                                               970,559
COMPUTER SERVICES (1.14%)
 Indra Sistemas                                          27,796                312,788
 Misys                                                   41,584                211,698
                                                                               524,486
DIAGNOSTIC EQUIPMENT (0.48%)
 Draegerwerk                                              3,941                220,366
DIAMONDS & PRECIOUS STONES (1.03%)
 Aber Diamond /1/                                        14,907                471,057
DISTRIBUTION-WHOLESALE (3.62%)
 Esprit Holdings                                        124,292                390,528
 Inchcape                                                26,303                609,713
 Wolseley                                                53,895                659,863
                                                                             1,660,104
DIVERSIFIED MINERALS (0.73%)
 Jubilee Mines                                          111,538                335,561
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.39%)
 Jarvis                                                  43,432                178,727
ELECTRIC PRODUCTS-MISCELLANEOUS (0.57%)
 Techtronic Industries                                   94,000                259,037
ELECTRIC-TRANSMISSION (0.35%)
 Red Electrica de Espana                                 11,814                159,312
ELECTRONIC MEASUREMENT INSTRUMENTS (0.28%)
 Techem /1/                                               7,346                128,950
ELECTRONIC SECURITY DEVICES (0.32%)
 Gunnebo                                                  6,699                148,135
ENERGY-ALTERNATE SOURCES (0.67%)
 Gamesa Corporacion Tecnologica                          11,404                308,626
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.36%)
 Downer EDI                                             267,697                167,151
ENTERPRISE SOFTWARE & SERVICE (0.53%)
 Business Objects /1/                                     7,436                243,771
FINANCE-CONSUMER LOANS (0.94%)
 Cattles                                                 79,517                430,447
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (1.33%)
                                                                           $
 ICAP                                                    26,027                608,888
FINANCE-LEASING COMPANY (0.75%)
 Ricoh Leasing                                            1,532                 28,568
 Sumisho Lease                                           10,196                313,480
                                                                               342,048
FINANCE-MORTGAGE LOAN/BANKER (0.36%)
 Kensington Group                                        32,140                164,958
FINANCE-OTHER SERVICES (1.30%)
 Man Group                                               24,137                593,500
FISHERIES (0.40%)
 Maruha                                                 135,885                185,407
FOOD-DAIRY PRODUCTS (0.53%)
 Meiji Dairies                                           65,184                244,288
FOOD-FLOUR & GRAIN (0.46%)
 Nisshin Seifun Group                                    25,625                210,016
FOOD-MISCELLANEOUS/DIVERSIFIED (2.77%)
 Bonduelle                                                1,321                104,732
 COFCO International                                    596,003                368,391
 CoolBrands International /1/                            26,214                368,136
 Global Bio-Chem Technology Group                       613,698                312,156
 IAWS Group                                              10,931                116,907
                                                                             1,270,322
FOOD-RETAIL (1.92%)
 Colruyt                                                  4,361                395,434
 Delhaize Group                                          10,200                484,379
                                                                               879,813
FOOD-WHOLESALE & DISTRIBUTION (0.29%)
 Metcash Trading                                         81,462                134,099
GAS-DISTRIBUTION (0.90%)
 Enagas                                                  21,005                194,125
 Toho Gas                                                73,949                216,597
                                                                               410,722
HUMAN RESOURCES (0.77%)
 Adecco                                                   6,021                355,078
INVESTMENT COMPANIES (0.35%)
 Macquarie Infrastructure Group                          72,195                162,386
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.80%)
 CI Fund Management                                      32,596                364,774
LEISURE & RECREATION PRODUCTS (0.94%)
 Daiichikosho                                             5,839                310,712
 Trigano                                                  2,836                121,852
                                                                               432,564
LEISURE & RECREATION-GAMES (0.47%)
 Namco                                                    7,778                214,375
MACHINERY TOOLS & RELATED PRODUCTS (0.64%)
 ASM Pacific Technology                                  77,994                291,761
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-CONSTRUCTION & MINING (0.98%)
                                                                           $
 Hitachi Construction Machinery                          34,403                448,755
MACHINERY-GENERAL INDUSTRY (0.72%)
 Makino Milling Machine                                  62,010                328,283
MEDICAL INFORMATION SYSTEM (0.77%)
 iSoft Group                                             60,841                350,679
MEDICAL INSTRUMENTS (1.81%)
 Elekta /1/                                              12,825                254,828
 Getinge                                                 12,875                471,206
 Radiometer                                               1,748                105,653
                                                                               831,687
MEDICAL-DRUGS (2.77%)
 Fujirebio                                               31,209                328,456
 Galen Holdings                                          38,317                490,266
 Kissei Pharmaceutical                                   15,706                249,445
 STADA Arzneimittel                                       3,935                202,236
                                                                             1,270,403
METAL PROCESSORS & FABRICATION (0.54%)
 Sims Group                                              33,275                246,964
METAL-DIVERSIFIED (1.05%)
 Mitsui Mining & Smelting                               119,655                478,903
MISCELLANEOUS INVESTING (0.47%)
 Japan Retail Fund Investment                                37                216,410
MORTGAGE BANKS (2.49%)
 DEPFA Bank                                               6,121                686,665
 Northern Rock                                           37,700                453,263
                                                                             1,139,928
MULTI-LINE INSURANCE (0.72%)
 Storebrand                                              59,633                332,229
NON-FERROUS METALS (0.97%)
 Cameco                                                  10,314                446,819
NON-HOTEL GAMBLING (1.33%)
 Paddy Power                                             28,727                211,391
 William Hill                                            69,006                396,968
                                                                               608,359
OFFICE AUTOMATION & EQUIPMENT (0.73%)
 Neopost                                                  6,768                336,034
OIL & GAS DRILLING (0.33%)
 Ensign Resource Service Group                           10,049                152,102
OIL COMPANY-EXPLORATION & PRODUCTION (1.08%)
 Paladin Resources                                      128,148                197,889
 Penn West Petroleum /1/                                  8,760                298,347
                                                                               496,236
OIL REFINING & MARKETING (0.93%)
 Nippon Mining Holdings                                 116,919                427,538
OPTICAL SUPPLIES (0.76%)
 Essilor International                                    7,277                350,055
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (0.85%)
                                                                           $
 Mayr-Melnhof Karton                                      3,074                307,180
 Rottneros                                               76,468                 83,812
                                                                               390,992
PROPERTY & CASUALTY INSURANCE (1.99%)
 Aioi Insurance                                          85,582                319,176
 Northbridge Financial                                    8,029                127,923
 Promina Group                                          197,273                464,717
                                                                               911,816
PROPERTY TRUST (0.79%)
 Investa Property Group                                 152,603                208,980
 Mirvac Group                                            51,285                155,018
                                                                               363,998
PROTECTION-SAFETY (0.50%)
 Kidde                                                  133,530                228,293
PUBLIC THOROUGHFARES (0.65%)
 Autostrada Torino                                       23,285                295,862
PUBLISHING-BOOKS (0.24%)
 Bloomsbury Publishing                                   25,148                111,808
PUBLISHING-NEWSPAPERS (1.20%)
 Arnoldo Mondadori Editore                               26,875                206,199
 Johnston Press                                          43,523                342,250
                                                                               548,449
PUBLISHING-PERIODICALS (0.93%)
 Emap                                                    31,518                428,143
RADIO (0.28%)
 GWR Group                                               34,056                130,319
REAL ESTATE MANAGEMENT & SERVICES (2.05%)
 Corio                                                    6,313                210,552
 Daibiru                                                 30,400                160,939
 Klepierre                                                6,139                327,213
 Pierre & Vacances                                        2,963                242,836
                                                                               941,540
REAL ESTATE OPERATOR & DEVELOPER (2.51%)
 British Land                                            51,832                454,954
 Inmobiliaria Urbis                                      30,106                251,987
 Keppel Land                                            336,800                328,878
 NHP                                                     51,150                115,009
                                                                             1,150,828
RETAIL-APPAREL & SHOE (1.86%)
 Cortefiel                                               23,382                171,788
 Next                                                    34,087                682,558
                                                                               854,346
RETAIL-BUILDING PRODUCTS (0.89%)
 Grafton Group                                           65,296                406,100
RETAIL-CONSUMER ELECTRONICS (0.29%)
 EDION                                                   18,435                134,487
RETAIL-CONVENIENCE STORE (0.43%)
 Alimentation Couche Tard                                11,461                195,647
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.81%)
                                                                           $
 Ryohin Keikaku                                          11,570                371,511
RETAIL-SPORTING GOODS (0.26%)
 Xebio                                                    5,937                118,540
RUBBER & VINYL (0.79%)
 Zeon                                                    39,650                360,668
RUBBER-TIRES (1.50%)
 Continental                                             20,159                686,641
SATELLITE TELECOM (0.82%)
 PT Multimedia Servicos de Telecomunicacoes e
  Multimedia /1/                                         21,991                376,821
SEMICONDUCTOR EQUIPMENT (0.39%)
 SEZ Holding /1/                                          5,427                178,821
SOAP & CLEANING PRODUCTS (0.42%)
 Mcbride                                                103,446                193,097
STEEL PRODUCERS (0.56%)
 BHP Steel                                               66,480                255,666
TELECOMMUNICATION EQUIPMENT (1.14%)
 TANDBERG /1/                                            30,736                216,437
 TANDBERG Television /1/                                 81,819                307,745
                                                                               524,182
TELECOMMUNICATION SERVICES (0.32%)
 e.Biscom /1/                                             3,195                148,568
TELEPHONE-INTEGRATED (0.30%)
 VersaTel Telecom International /1/                      60,090                138,312
TELEVISION (0.52%)
 Modern Times Group /1/                                  12,599                236,609
TOYS (0.75%)
 Bandai                                                   7,278                193,312
 Zapf Creation                                            4,858                150,504
                                                                               343,816
TRANSPORT-MARINE (1.05%)
 Kawasaki Kisen Kaisha                                  120,364                482,836
TRANSPORT-SERVICES (1.16%)
 FirstGroup                                              62,488                319,442
 Toll Holdings                                           35,579                211,049
                                                                               530,491
TRANSPORT-TRUCK (0.33%)
 Seino Transportation                                    21,120                148,888
WATER (0.72%)
 Kelda Group                                             43,741                329,750
WIRE & CABLE PRODUCTS (1.08%)
 Fujikura                                                82,642                496,897
WIRELESS EQUIPMENT (1.55%)
 Hitachi Kokusai Electric                                53,294                360,674
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (CONTINUED)
                                                                           $
 Uniden                                                  18,314                348,172
                                                                               708,846
                                           TOTAL COMMON STOCKS              45,325,300

                                                  Principal Amount
                                                                              Value
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (9.51%)
 Credit Suisse First Boston; 1.04%, 11/03/03
  (collateralized by GNMAs; $4,447,473;
  05/15/18 - 10/15/43) /2/                           $4,360,235            $ 4,360,235
                                   TOTAL REPURCHASE AGREEMENTS               4,360,235
                                                                           -----------

                         TOTAL PORTFOLIO INVESTMENTS (108.39%)              49,685,535
LIABILITIES, NET OF CASH AND RECEIVABLES (-8.39%)                           (3,846,746)
                                    TOTAL NET ASSETS (100.00%)             $45,838,789
                                                                           --------------

/1 //Non-income producing security./
/2 //Security was purchased with the cash proceeds from securities loans./


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                          $
 Australia                  2,340,660              4.71%
 Austria                      441,279              0.89
 Belgium                      989,393              1.99
 Bermuda                      368,391              0.74
 Canada                     2,676,549              5.39
 Denmark                      441,515              0.89
 France                     2,399,196              4.83
 Germany                    2,395,662              4.82
 Greece                       115,196              0.23
 Hong Kong                  1,819,182              3.66
 Ireland                    2,391,689              4.81
 Italy                      1,686,717              3.39
 Japan                     10,361,856             20.86
 Korea                        459,593              0.93
 Netherlands                  348,864              0.70
 New Zealand                  533,370              1.07
 Norway                       856,411              1.72
 Portugal                     376,821              0.76
 Singapore                    328,878              0.66
 Spain                      1,955,374              3.94
 Sweden                     1,194,590              2.40
 Switzerland                1,520,401              3.06
 United Kingdom             9,323,713             18.77
 United States              4,360,235              8.78
             TOTAL        $49,685,535            100.00%
                          -------------          ---------

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003       2002       2001       2000       1999
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL EMERGING
--------------------------------
MARKETS FUND, INC.
------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.77      $6.44      $8.75      $8.56      $6.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01      (0.05)     (0.03)     (0.10)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.38       0.38      (2.22)      0.31       2.05
                           ----       ----      -----       ----       ----
 Total From Investment
            Operations     3.39       0.33      (2.25)      0.21       2.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --         --      (0.02)        --
 Distributions from
  Realized Gains......       --         --      (0.06)        --         --
  ----                                          -----
   Total Dividends and
         Distributions       --         --      (0.06)     (0.02)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............   $10.16      $6.77      $6.44      $8.75      $8.56
                         ======      =====      =====      =====      =====
Total Return /(b)/ ...    50.07%      5.12%    (25.85)%     2.36%     30.89%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $26,909    $18,029    $15,335    $17,890    $13,401
 Ratio of Expenses to
  Average Net Assets..     2.57%      2.48%      2.50%      2.49%      2.75%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.70%      2.77%      2.71%      2.59%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.36)%    (0.06)%    (1.05)%    (0.35)%
 Portfolio Turnover
  Rate................    117.3%     165.4%     120.5%     112.9%      95.8%

                           2003       2002       2001       2000       1999
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL EMERGING
--------------------------------
MARKETS FUND, INC.
------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.56      $6.28      $8.60      $8.47      $6.52
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)     (0.06)     (0.05)     (0.16)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.25       0.34      (2.21)      0.29       2.02
                           ----       ----      -----       ----       ----
 Total From Investment
            Operations     3.20       0.28      (2.26)      0.13       1.95
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (0.06)        --         --
  ----                                          -----
   Total Dividends and
         Distributions       --         --      (0.06)        --         --
  ----                                          -----
Net Asset Value, End
 of Period............    $9.76      $6.56      $6.28      $8.60      $8.47
                          =====      =====      =====      =====      =====
Total Return /(b)/ ...    48.78%      4.46%    (26.42)%     1.53%     29.91%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,710     $5,241     $4,728     $6,198     $5,051
 Ratio of Expenses to
  Average Net Assets..     3.29%      3.23%      3.25%      3.22%      3.57%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     3.42%      3.50%      3.39%      3.22%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.61)%    (1.13)%    (0.84)%    (1.78)%    (1.12)%
 Portfolio Turnover
  Rate................    117.3%     165.4%     120.5%     112.9%      95.8%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) //Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit began on the first day of the period ended / /October 31, 2000. Expense limits were increased on March 1, 2003./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003          2002        2001        2000       1999
                            ----          ----        ----        ----       ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $5.05         $5.75       $8.85      $10.04      $9.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04          0.02        0.02        0.16       0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.11         (0.71)      (2.34)       0.20       1.28
                            ----         -----       -----        ----       ----
 Total From Investment
            Operations      1.15         (0.69)      (2.32)       0.36       1.41
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --         (0.01)      (0.05)      (0.23)     (0.11)
 Distributions from
  Realized Gains......        --            --       (0.73)      (1.32)     (0.46)
    ----
   Total Dividends and
         Distributions        --         (0.01)      (0.78)      (1.55)     (0.57)
    ----
Net Asset Value, End
 of Period............     $6.20         $5.05       $5.75       $8.85     $10.04
                           =====         =====       =====       =====     ======
Total Return /(b)/ ...     22.81%       (11.94)%    (28.64)%      3.04%     16.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $200,005      $197,946    $224,177    $325,369   $338,144
 Ratio of Expenses to
  Average Net Assets..      1.55%         1.57%       1.42%       1.27%      1.22%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.55%         1.57%         --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.84%         0.32%       0.27%       1.76%      1.35%
 Portfolio Turnover
  Rate................     100.8%/(d)/    73.5%       93.9%       92.7%      58.7%

                            2003          2002        2001        2000       1999
                            ----          ----        ----        ----       ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..     $4.98         $5.71       $8.78       $9.96      $9.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.01)        (0.03)      (0.03)       0.11       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.08         (0.70)      (2.31)       0.20       1.27
                            ----         -----       -----        ----       ----
 Total From Investment
            Operations      1.07         (0.73)      (2.34)       0.31       1.33
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --            --          --       (0.17)     (0.05)
 Distributions from
  Realized Gains......        --            --       (0.73)      (1.32)     (0.46)
    ----
   Total Dividends and
         Distributions        --            --       (0.73)      (1.49)     (0.51)
    ----
Net Asset Value, End
 of Period............     $6.05         $4.98       $5.71       $8.78      $9.96
                           =====         =====       =====       =====      =====
Total Return /(b)/ ...     21.49%       (12.78)%    (28.97)%      2.43%     15.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $28,498       $28,607     $33,277     $48,692    $48,319
 Ratio of Expenses to
  Average Net Assets..      2.47%         2.39%       2.08%       1.88%      1.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...      2.47%         2.40%         --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.13)%       (0.50)%     (0.41)%      1.13%      0.67%
 Portfolio Turnover
  Rate................     100.8%/(d)/    73.5%       93.9%       92.7%      58.7%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) //Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The voluntary expense limit began on March 1, 2003./
/(d) //Portfolio turnover rate excludes portfolio realignment of approximately
  $4,997,000 from the acquisition of Principal European Equity Fund, Inc. and / /Principal Pacific Basin Fund, Inc./
/(e) //Expense ratio without fees paid indirectly./
/ /
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003       2002       2001       2000       1999
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.39      $9.49     $17.00     $15.32      $9.99
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)     (0.05)     (0.23)     (0.32)     (0.12)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.47      (1.05)     (4.62)      3.51       5.53
                           ----      -----      -----       ----       ----
 Total From Investment
            Operations     3.45      (1.10)     (4.85)      3.19       5.41
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --         --         --         --
 Distributions from
  Realized Gains......       --         --      (2.66)     (1.51)     (0.08)
  ----                                          -----      -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (2.66)     (1.51)     (0.08)
  ----                    -----                 -----      -----      -----
Redemption Fees /(a)/      0.01         --         --         --         --
  ----                     ----
Net Asset Value, End
 of Period............   $11.84      $8.39      $9.49     $17.00     $15.32
                         ======      =====      =====     ======     ======
Total Return /(b)/ ...    41.22%    (11.59)%   (33.02)%    21.21%     54.52%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $35,588    $26,821    $28,977    $36,322    $23,612
 Ratio of Expenses to
  Average Net Assets..     2.62%      2.49%      2.74%      2.46%      2.21%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.63%      2.49%        --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.22)%    (0.35)%    (1.08)%    (1.41)%    (1.02)%
 Portfolio Turnover
  Rate................    144.5%      80.3%     151.6%     329.8%     191.5%

                           2003       2002       2001       2000       1999
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.08      $9.23     $16.72     $15.18      $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.09)     (0.13)     (0.05)     (0.41)     (0.20)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.32      (1.02)     (4.78)      3.46       5.49
                           ----      -----      -----       ----       ----
 Total From Investment
            Operations     3.23      (1.15)     (4.83)      3.05       5.29
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (2.66)     (1.51)     (0.08)
  ----                                          -----      -----      -----
   Total Dividends and
         Distributions       --         --      (2.66)     (1.51)     (0.08)
  ----                                          -----      -----      -----
Net Asset Value, End
 of Period............   $11.31      $8.08      $9.23     $16.72     $15.18
                         ======      =====      =====     ======     ======
Total Return /(b)/ ...    39.98%    (12.46)%   (33.52)%    20.43%     53.42%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,251     $7,536     $8,641    $12,539    $10,926
 Ratio of Expenses to
  Average Net Assets..     3.44%      3.40%      3.46%      3.04%      2.87%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     3.46%      3.41%        --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.05)%    (1.27)%    (1.83)%    (1.99)%    (1.68)%
 Portfolio Turnover
  Rate................    144.5%      80.3%     151.6%     329.8%     191.5%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) //Expense ratio without fees paid indirectly./
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                         PRINCIPAL             PRINCIPAL
                                           BOND          GOVERNMENT SECURITIES
                                        FUND, INC.         INCOME FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .   $227,844,592           $361,802,972
                                      ============           ============
ASSETS
Investment in securities--at value.   $233,257,450/(c)/      $365,537,925
Cash...............................         10,001                 11,249
Receivables:
 Capital Shares sold...............         37,455                 77,294
 Dividends and interest............      2,286,864              1,667,989
 Investment securities sold........        403,005                     --
Other assets.......................          7,702                 20,042
                                      ------------           ------------
                       Total Assets    236,002,477            367,314,499
LIABILITIES
Accrued management and investment
 advisory fees.....................         19,711                 30,456
Accrued distribution fees..........         14,760                 25,508
Accrued directors' expenses........            542                  1,369
Accrued transfer and administrative
 fees..............................        102,573                144,602
Accrued other expenses.............         26,893                 24,146
Payables:
 Capital Shares reacquired.........        257,341                324,156
 Investment securities purchased...     15,564,453                     --
Collateral obligation on securities
 loaned, at value..................      1,162,070                     --
                                      ------------           ------------
                  Total Liabilities     17,148,343                550,237
                                      ------------           ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES................   $218,854,134           $366,764,262
                                      ============           ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital...................   $227,204,385           $368,152,210
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...........       (470,787)               276,421
Accumulated undistributed
 (overdistributed) net realized
 gain (loss).......................    (13,292,322)            (5,399,322)
Net unrealized appreciation
 (depreciation) of investments.....      5,412,858              3,734,953
                                      ------------           ------------
                   Total Net Assets   $218,854,134           $366,764,262
                                      ============           ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized..................    200,000,000            125,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets................   $184,971,159           $304,191,579
  Shares issued and outstanding....     16,824,479             26,657,417
  Net asset value per share........   $      10.99           $      11.41
  Maximum offering price per share
 /(a)/ ............................   $      11.54           $      11.98
                                      ============           ============

Class B: Net Assets................   $ 33,882,975           $ 62,572,683
  Shares issued and outstanding....      3,086,018              5,513,971
  Net asset value per share /(b)/ .   $      10.98           $      11.35
                                      ============           ============




/(a) //Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value./
/(b) //Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge./
/(c) //Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements./

See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                              PRINCIPAL          PRINCIPAL
                                            LIMITED TERM         TAX-EXEMPT
                                           BOND FUND, INC.     BOND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ......   $111,548,736         $183,671,310
                                           ============         ============
ASSETS
Investment in securities--at value......   $113,414,770/(c)/    $191,151,041
Cash....................................          1,956               56,229
Receivables:
 Capital Shares sold....................        337,232                5,504
 Dividends and interest.................      1,195,363            2,587,202
 Investment securities sold.............          3,768                   --
Other assets............................            594                9,264
Prepaid expenses........................            190                   --
                                           ------------         ------------
                            Total Assets    114,953,873          193,809,240
LIABILITIES
Accrued management and investment
 advisory fees..........................         10,814               17,222
Accrued distribution fees...............          4,381                9,938
Accrued directors' expenses.............             --                  330
Accrued transfer and administrative fees         33,214               30,622
Accrued other expenses..................         17,841               12,205
Payables:
 Capital Shares reacquired..............         42,850                6,258
 Indebtedness...........................         90,000                   --
 Investment securities purchased........        199,945            2,100,000
Collateral obligation on securities
 loaned, at value.......................        207,820                   --
                                           ------------         ------------
                       Total Liabilities        606,865            2,176,575
                                           ------------         ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ................................   $114,347,008         $191,632,665
                                           ============         ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital........................   $115,039,321         $183,248,718
Accumulated undistributed
 (overdistributed) net investment income
 (operating loss).......................     (1,141,630)             417,241
Accumulated undistributed
 (overdistributed) net realized gain
 (loss).................................     (1,416,717)             486,975
Net unrealized appreciation
 (depreciation) of investments..........      1,866,034            7,479,731
                                           ------------         ------------
                        Total Net Assets   $114,347,008         $191,632,665
                                           ============         ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.......................    100,000,000          100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets.....................   $ 96,567,864         $178,378,535
  Shares issued and outstanding.........      9,910,264           14,488,555
  Net asset value per share.............   $       9.74         $      12.31
  Maximum offering price per share /(a)/
  ......................................   $       9.89         $      12.92
                                           ============         ============

Class B: Net Assets.....................   $ 17,779,144         $ 13,254,130
  Shares issued and outstanding.........      1,798,673            1,072,587
  Net asset value per share /(b)/ ......   $       9.88         $      12.36
                                           ============         ============



/(a) //Maximum offering price equals net asset value plus a front-end sales charge of 1.50% of the offering price or 1.52% of the net asset value for Principal / /Limited Term Bond Fund, Inc. and 4.75% of the offering price or 4.99% of the net asset value for Principal Tax-Exempt Bond Fund, Inc./
/(b) //Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge./
/(c) //Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements./

See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                           PRINCIPAL           PRINCIPAL
                                              BOND       GOVERNMENT SECURITIES
                                           FUND, INC.      INCOME FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Interest...............................  $11,302,511        $18,327,897
 Securities lending.....................        5,210             44,687
                                          -----------        -----------
                            Total Income   11,307,721         18,372,584
Expenses:
 Management and investment advisory fees    1,047,637          1,652,300
 Distribution fees - Class A............      435,000            787,407
 Distribution fees - Class B............      319,073            586,911
 Registration fees - Class A............       15,956             25,009
 Registration fees - Class B............       12,077             19,998
 Shareholder reports - Class A..........       11,409             13,264
 Shareholder reports - Class B..........        3,229              3,989
 Transfer and administrative fees -
  Class A...............................      169,838            208,047
 Transfer and administrative fees -
  Class B...............................       53,119             63,281
 Auditing and legal fees................       10,969             12,586
 Custodian fees.........................       21,126             19,633
 Directors' expenses....................        9,927             16,702
 Registration fees......................       19,659             27,100
 Transfer and administrative fees.......      452,747            607,650
 Other expenses.........................       13,701             23,765
                                          -----------        -----------
                          Total Expenses    2,595,467          4,067,642
                                          -----------        -----------
  Net Investment Income (Operating Loss)    8,712,254         14,304,942

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions................    2,735,130            467,983
Change in unrealized
 appreciation/depreciation of:
 Investments............................   (1,569,324)        (9,669,235)
                                          -----------        -----------
 Net Realized and Unrealized Gain (Loss)
                          on Investments    1,165,806         (9,201,252)
                                          -----------        -----------
   Net Increase (Decrease) in Net Assets
               Resulting from Operations  $ 9,878,060        $ 5,103,690
                                          ===========        ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                PRINCIPAL         PRINCIPAL
                                              LIMITED TERM       TAX-EXEMPT
                                             BOND FUND, INC.   BOND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Interest..................................    $4,066,174        $8,889,789
 Securities lending........................         1,129                --
                                               ----------        ----------
                               Total Income     4,067,303         8,889,789
Expenses:
 Management and investment advisory fees...       512,518           921,819
 Distribution fees - Class A...............       130,743           414,681
 Distribution fees - Class B...............        73,497           110,967
 Registration fees - Class A...............        14,498            11,428
 Registration fees - Class B...............        14,182             8,666
 Shareholder reports - Class A.............         3,235             2,517
 Shareholder reports - Class B.............           924               255
 Transfer and administrative fees - Class A        44,452            39,518
 Transfer and administrative fees - Class B        13,421             3,902
 Auditing and legal fees...................         8,254            12,161
 Custodian fees............................        15,911             3,178
 Directors' expenses.......................         3,830             8,247
 Registration fees.........................        18,250            13,114
 Transfer and administrative fees..........       167,647           118,946
 Other expenses............................         5,944            12,270
                                               ----------        ----------
                             Total Expenses     1,027,306         1,681,669
                                               ----------        ----------
     Net Investment Income (Operating Loss)     3,039,997         7,208,120

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions...................       397,486           458,841
Change in unrealized
 appreciation/depreciation of:
 Investments...............................      (595,106)          587,146
                                               ----------        ----------
 Net Realized and Unrealized Gain (Loss) on
                                Investments      (197,620)        1,045,987
                                               ----------        ----------
      Net Increase (Decrease) in Net Assets
                  Resulting from Operations    $2,842,377        $8,254,107
                                               ==========        ==========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PRINCIPAL                        PRINCIPAL
                                     BOND                     GOVERNMENT SECURITIES
                                  FUND, INC.                    INCOME FUND, INC.
-------------------------------------------------------------------------------------------
                            YEAR             YEAR             YEAR              YEAR
                            ENDED           ENDED            ENDED             ENDED
                         OCTOBER 31,     OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
                            2003             2002             2003              2002
                        -------------  ----------------  --------------  ------------------
-------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  8,712,254   $  9,036,456      $  14,304,942    $ 15,858,636
Net realized gain
 (loss) from
 investment
 transactions.........     2,735,130       (849,697)           467,983        (358,940)
Change in unrealized
 appreciation/depreciation
 of investments........    (1,569,324)      (418,405)        (9,669,235)      1,434,192
                         ------------   ------------      -------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     9,878,060      7,768,354          5,103,690      16,933,888
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (8,361,854)    (8,243,914)       (14,291,737)    (15,053,562)
 Class B...............    (1,258,821)    (1,240,075)        (2,267,795)     (1,976,685)
 Class C...............           N/A         (9,853)/(a)/          N/A         (49,830)/(a)/
 Class R...............           N/A       (117,194)/(b)/          N/A        (122,126)/(b)/
                         ------------   ------------      -------------    ------------
    Total Dividends and
          Distributions    (9,620,675)    (9,611,036)       (16,559,532)    (17,202,203)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    40,228,179     64,929,924         94,074,528     126,608,103
 Class B...............     9,474,047     10,896,586         31,134,090      25,559,953
 Class C...............           N/A       197,254/(a)/            N/A      1,604,828/(a)/
 Class R...............           N/A       313,807/(b)/            N/A        156,658/(b)/
Shares issued in
 acquisition:
 Class A...............            --     16,770,890                 --              --
 Class B...............            --      3,749,720                 --              --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     7,225,606      7,015,398         12,244,953      12,799,155
 Class B...............     1,153,000      1,102,034          2,050,680       1,720,114
 Class C...............           N/A         7,765/(a)/            N/A         41,984/(a)/
 Class R...............           N/A       116,372/(b)/            N/A        120,948/(b)/
Shares redeemed:
 Class A...............   (49,476,966)   (44,822,312)      (103,064,902)    (72,987,837)
 Class B...............   (10,967,903)    (7,694,108)       (21,564,510)    (10,755,746)
 Class C...............           N/A     (1,406,213)/(a)/          N/A      (5,684,635)/(a)/
 Class R...............           N/A    (17,318,230)/(b)/          N/A     (14,295,188)/(b)/
                         ------------   ------------      -------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    (2,364,037)    33,858,887         14,874,839      64,888,337
                         ------------   ------------      -------------    ------------
Redemption fees - Class
 A.....................        48,023             --                 48              --
                         ------------   ------------      -------------    ------------
         Total Increase
             (Decrease)    (2,058,629)    32,016,205          3,419,045      64,620,022
NET ASSETS
Beginning of period....   220,912,763    188,896,558        363,345,217     298,725,195
                         ------------   ------------      -------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $218,854,134   $220,912,763      $ 366,764,262    $363,345,217
                         ============   ============      =============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $   (470,787)  $   (248,552)     $     276,421    $     22,064
                         ============   ============      =============    ============



/(a) //Period from November 1, 2001 through January 31, 2002 (discontinuation of class)./
/(b) //Period from November 1, 2001 through December 28, 2001 (discontinuation of class)./
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PRINCIPAL                        PRINCIPAL
                                 LIMITED TERM                      TAX-EXEMPT
                                BOND FUND, INC.                  BOND FUND, INC.
------------------------------------------------------------------------------------------
                            YEAR             YEAR            YEAR              YEAR
                            ENDED           ENDED            ENDED            ENDED
                         OCTOBER 31,     OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                            2003             2002            2003              2002
                        -------------  ----------------  -------------  ------------------
------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  3,039,997   $  2,721,199      $  7,208,120    $  7,304,823
Net realized gain
 (loss) from
 investment
 transactions.........       397,486       (561,029)          458,841       1,377,490
Change in unrealized
 appreciation/depreciation
 of investments........      (595,106)     1,055,788           587,146       1,384,664
                         ------------   ------------      ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     2,842,377      3,215,958         8,254,107      10,066,977
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (3,682,022)    (2,741,164)       (6,588,804)     (6,722,419)
 Class B...............      (590,061)      (422,154)         (401,196)       (410,274)
 Class C...............           N/A         (8,529)/(a)/         N/A          (4,720)/(a)/
 Class R...............           N/A        (46,881)/(b)/         N/A             N/A
From net realized gain
 on investments:
 Class A...............            --             --          (706,938)             --
 Class B...............            --             --           (53,429)             --
                         ------------   ------------      ------------    ------------
    Total Dividends and
          Distributions    (4,272,083)    (3,218,728)       (7,750,367)     (7,137,413)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    61,128,599     54,036,307        20,987,302      28,581,161
 Class B...............     8,437,473      8,099,738         2,316,581       3,426,721
 Class C...............           N/A       116,201/(a)/           N/A        147,114/(a)/
 Class R...............           N/A       152,408/(b)/           N/A             N/A
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     3,358,719      2,516,175         5,359,665       4,717,856
 Class B...............       561,209        398,711           318,557         282,570
 Class C...............           N/A         6,946/(a)/           N/A          3,704/(a)/
 Class R...............           N/A        46,360/(b)/           N/A             N/A
Shares redeemed:
 Class A...............   (41,413,201)   (19,955,634)      (31,545,809)    (19,967,853)
 Class B...............    (4,403,641)    (2,117,724)       (3,265,865)     (2,171,188)
 Class C...............           N/A     (1,137,681)/(a)/         N/A      (1,010,061)/(a)/
 Class R...............           N/A     (6,222,733)/(b)/         N/A             N/A
                         ------------   ------------      ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    27,669,158     35,939,074        (5,829,569)     14,010,024
                         ------------   ------------      ------------    ------------
Redemption fees - Class
 A.....................         1,231             --            10,084              --
                         ------------   ------------      ------------    ------------
         Total Increase
             (Decrease)    26,240,683     35,936,304        (5,315,745)     16,939,588
NET ASSETS
Beginning of period....    88,106,325     52,170,021       196,948,410     180,008,822
                         ------------   ------------      ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $114,347,008   $ 88,106,325      $191,632,665    $196,948,410
                         ============   ============      ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $ (1,141,630)  $   (293,955)     $    417,241    $    260,217
                         ============   ============      ============    ============



/(a) //Period from November 1, 2001 through January 31, 2002 (discontinuation of class)./
/(b) //Period from November 1, 2001 through December 28, 2001 (discontinuation of class)./
See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Limited Term Bond Fund, Inc., and Principal Tax-Exempt Bond Fund, Inc. (the "Income Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Each fund offers both Class A shares and Class B shares to the public. Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but bear higher ongoing distribution fees and are subject to a declining CDSC on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Both classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Income Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

Effective July 31, 2002, Principal Bond Fund, Inc. acquired all the assets and assumed all the liabilites of Principal High Yield Fund, Inc. pursuant to a plan of acquisition approved by shareholders of Principal High Yield Fund, Inc. on June 26, 2002. The acquisition was accomplished by a tax-free exchange of shares from Principal High Yield Fund, inc. for shares of Principal Bond Fund, Inc. the aggregate net assets of Principal Bond Fund, inc. and Principal High Yield Fund, Inc. immediately before the acquisition were approximately $195,345,000 and $20,521,000, respectively.

Principal Management Corporation is currently in the process of reviewing policies and trading records to determine whether the Income Funds have been used as vehicles for late trading or market timing. While the review is not yet complete, Principal Management Corporation has no reason to believe at this time that any Income Fund will experience any material gain or loss as a result of the review.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Income Funds:



SECURITY VALUATION . The Income Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price based on information provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by each fund's Board of Directors. Short-term securities are valued at amortized cost, which approximates market.



INCOME AND INVESTMENT TRANSACTIONS. . The Income Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Income Funds record dividend income on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are amortized/accreted over the lives of the respective securities. The Income Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.



EXPENSES . The Income Funds allocate daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2003, are included separately in the statements of operations.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



DISTRIBUTIONS TO SHAREHOLDERS . Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, amortization of premiums and discounts, expiring capital loss carryforwards, certain defaulted securities, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions which exceed current and accumulated earnings and profits for federal income tax purposes, are reported as tax return of capital distributions.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.



REDEMPTION FEES . The Income Funds will impose a redemption fee on redemptions of $30,000 or more of Class A shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the fund and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Income Funds. These amounts are reflected in the statements of changes in net assets.


3. OPERATING POLICIES



JOINT TRADING ACCOUNT . The Income Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Income Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments.



LINE OF CREDIT . The Income Funds participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus ..50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each calendar quarter. At October 31, 2003, the Principal Limited Term Bond Fund, Inc. had outstanding borrowing of $90,000 at an annual rate of 1.57%. No other Income Fund had outstanding borrowings under the line of credit.



REPURCHASE AGREEMENTS . The Income Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. The value of the collateral is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event the seller of a repurchase agreement defaults, the fund could experience delays in the realization of the collateral.



SECURITIES LENDING. . Certain of the Income Funds may lend portfolio securities to approved brokerage firms to earn additional income. Each applicable fund receives collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. Cash collateral is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of October 31, 2003, Principal Bond Fund, Inc. and Principal Limited Term Bond Fund, Inc. had securities on loan with market values of $1,135,375 and $203,493 and collateral values of $1,162,070, and $207,820, respectively.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES . The Income Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the Income Funds are as follows:

                                                                                  NET ASSETS OF FUNDS (IN MILLIONS)
                                                                             ----------------------------------------
                                                                              FIRST    NEXT     NEXT     NEXT      OVER
                                                                              $100     $100     $100     $100      $400
                                                                              -----    ----     ----     ----      ----
Income Funds                                                                  .50%     .45%     .40%     .35%      .30%


The Income Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.



DISTRIBUTION FEES . The Income Funds bear distribution fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                                                CLASS A     CLASS B
                                                                                -------     -------
 Principal Bond Fund, Inc.                                                       .25%        1.00%
 Principal Government Securities Income Fund, Inc.                               .25         1.00
 Principal Limited Term Bond Fund, Inc.                                          .15          .50
 Principal Tax-Exempt Bond Fund, Inc.                                            .25         1.00


Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A and Class B shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Income Funds which generated the excess.



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75% and Class B shares at 4.00% (.25% and 1.25% for Principal Limited Term Bond Fund, Inc. share classes, respectively) of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Principal Limited Term Bond Fund, Inc.). The aggregate amounts of these charges retained by Princor Financial Services Corporation for the year ended October 31, 2003, were as follows:

                                                      CLASS A      CLASS B
                                                      -------      -------
 Principal Bond Fund, Inc.                          $  545,765    $ 73,715
 Principal Government Securities Income Fund, Inc.   1,416,225     191,621
 Principal Limited Term Bond Fund, Inc.                256,154      21,686
 Principal Tax-Exempt Bond Fund, Inc.                  299,591      16,390




AFFILIATED OWNERSHIP . At October 31, 2003, Principal Life Insurance Company (an affiliate of the Manager), affiliates of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Income Funds as follows:

                                                         CLASS A
                                                         -------
 Principal Bond Fund, Inc.                               317,479
 Principal Government Securities Income Fund, Inc.       101,106
 Principal Limited Term Bond Fund, Inc.                  535,786



AFFILIATED BROKERAGE COMMISSIONS . No brokerage commissions were paid by the Income Funds to affiliated broker dealers or any member of the Principal Financial Group during the period.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS

For the year ended October 31, 2003, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Income Funds were as follows:

                                                                                  PURCHASES        SALES
                                                                                 ------------  --------------
 Principal Bond Fund, Inc.                                                       $169,260,191   $150,206,920
 Principal Limited Term Bond Fund, Inc.                                            52,799,526     25,880,515
 Principal Tax-Exempt Bond Fund, Inc.                                              59,966,910     62,249,370



The Income Funds may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of October 31, 2003, Principal Bond Fund, Inc. had TBA purchase commitments involving securities with face amounts of $14,450,000, cost of $14,582,789, and market values of $14,565,323.

At October 31, 2003, net federal income tax unrealized appreciation (depreciation) of investments held by the Income Funds was composed of the following:


                                                                            TAX COST OF            GROSS UNREALIZED
                                                                            INVESTMENTS   -----------------------------------
                                                                           IN SECURITIES  APPRECIATION       (DEPRECIATION)
                                                                           -------------  ------------       --------------
 Principal Bond Fund, Inc.                                                 $228,386,011   $       6,260,987  $    (1,389,548)
 Principal Government Securities Income Fund, Inc.                          361,802,972           6,344,356       (2,609,403)
 Principal Limited Term Bond Fund, Inc.                                     112,820,375           1,677,146       (1,082,751)
 Principal Tax-Exempt Bond Fund, Inc.                                       183,385,313           7,786,643          (20,915)
                                                                           NET UNREALIZED
                                                                           APPRECIATION
                                                                            (DEPRECIATION)
                                                                           OF INVESTMENTS
                                                                           -----------------
 Principal Bond Fund, Inc.                                                   $ 4,871,439
 Principal Government Securities Income Fund, Inc.                             3,734,953
 Principal Limited Term Bond Fund, Inc.                                          594,395
 Principal Tax-Exempt Bond Fund, Inc.                                          7,765,728


The Income Funds' investments are with various issuers in various industries. The schedules of investments contained herein summarize concentrations of credit risk by issuer and industry.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares were as follows:

                                                 PRINCIPAL         PRINCIPAL
                                                   BOND      GOVERNMENT SECURITIES
                                                FUND, INC.     INCOME FUND, INC.
                                                -----------  ---------------------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Class A.....................................   3,611,102         8,034,398
  Class B.....................................     855,831         2,674,412
 Shares issued in reinvestment of dividends
 and distributions:
  Class A.....................................     653,047         1,052,514
  Class B.....................................     104,254           177,297
 Shares redeemed:
  Class A.....................................  (4,457,936)       (8,883,041)
  Class B.....................................    (990,352)       (1,863,692)
                                                ----------        ----------
                       Net Increase (Decrease)    (224,054)        1,191,888
                                                ==========        ==========

                                            PRINCIPAL          PRINCIPAL
                                              BOND       GOVERNMENT SECURITIES
                                           FUND, INC.      INCOME FUND, INC.
                                           -----------  -----------------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A                                    6,011,021         10,915,925
  Class B                                    1,005,009          2,208,107
  Class C*                                      18,013            139,333
  Class R**                                     28,816             13,341

 Shares issued in acquisition:
  Class A                                    1,554,299               --
  Class B                                      347,840               --

 Shares issued in reinvestment of dividends and distributions:
  Class A                                      649,056          1,105,437
  Class B                                      102,030            149,301
  Class C*                                         722              3,651
  Class R**                                     10,721             10,554
Shares redeemed:
  Class A                                   (4,140,062)        (6,296,173)
  Class B                                     (710,125)          (931,646)
  Class C*                                    (131,049)          (494,168)
  Class R**                                 (1,608,357)        (1,256,671)
                                            ----------         ----------
                   Net Increase (Decrease)   3,137,934          5,566,991
                                            ==========         ==========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                PRINCIPAL         PRINCIPAL
                                              LIMITED TERM       TAX-EXEMPT
                                             BOND FUND, INC.   BOND FUND, INC.
                                             ---------------  -----------------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Class A..................................     6,193,684         1,698,369
  Class B..................................       843.804           186,585
 Shares issued in reinvestment of dividends
 and distributions:
  Class A..................................       340,884           435,536
  Class B..................................        56,149            25,811
 Shares redeemed:
  Class A..................................    (4,200,931)       (2,547,538)
  Class B..................................      (440,246)         (263,637)
                                               ----------        ----------
                    Net Increase (Decrease)     2,793,344          (464,874)
                                               ==========        ==========

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                                PRINCIPAL         PRINCIPAL
                                              LIMITED TERM       TAX-EXEMPT
                                             BOND FUND, INC.   BOND FUND, INC.
                                             ---------------  -----------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A..................................     5,568,112         2,361,316
  Class B..................................       823,632           282,539
  Class C*.................................        11,808            12,436
  Class R**................................        15,574               N/A
 Shares issued in reinvestment of dividends
 and distributions:
  Class A..................................       259,412           392,114
  Class B..................................        40,525            23,443
  Class C*.................................           705               314
  Class R**................................         4,724               N/A
 Shares redeemed:
  Class A..................................    (2,052,813)       (1,655,386)
  Class B..................................      (214,912)         (179,211)
  Class C*.................................      (115,970)          (85,493)
  Class R**................................      (639,878)              N/A
                                               ----------        ----------
                    Net Increase (Decrease)     3,700,919         1,152,072
                                               ==========        ==========



*Period from November 1, 2001 through January 31, 2002 (discontinuation of Class C shares).
**Period from November 1, 2001 through December 28, 2001 (discontinuation of Class R shares).



Effective January 31, 2002 and December 28, 2001, respectively, Class C shares and Class R shares were discontinued and exchanged into Class A shares as follows:

                                                                                 CLASS C                CLASS R
                                                                          ---------------------  ----------------------
                                                                           SHARES     DOLLARS     SHARES       DOLLARS
                                                                          EXCHANGED  EXCHANGED   EXCHANGED    EXCHANGED
                                                                          ---------  ----------  ---------  -------------
 Principal Bond Fund, Inc.                                                 120,703   $1,303,594  1,509,274   $16,179,413
 Principal Government Securities Income Fund, Inc.                         369,029    4,258,598  1,175,559    13,436,636
 Principal Limited Term Bond Fund, Inc.                                    102,938      997,469    601,584     5,817,318
 Principal Tax-Exempt Bond Fund, Inc.                                       80,794      964,684        N/A           N/A

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
7. FEDERAL TAX INFORMATION


DISTRIBUTIONS TO SHAREHOLDERS . The federal income tax character of distributions paid for years ended October 31, 2003 and 2002 was as follows:

                                                                                  ORDINARY INCOME       LONG-TERM CAPITAL GAIN
                                                                                  -------------         --------------
                                                                                 2003         2002          2003         2002
                                                                                 ----         ----          ----         ----
 Principal Bond Fund, Inc.                                                    $ 9,620,675  $ 9,611,036    $     --       $ --
 Principal Government Securities Income Fund, Inc.                             16,559,532   17,202,203          --          --
 Principal Limited Term Bond Fund, Inc.                                         4,272,083    3,218,728          --          --
 Principal Tax-Exempt Bond Fund, Inc.                                           6,990,000    7,137,413     760,367          --


For federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.



DISTRIBUTABLE EARNINGS . As of October 31, 2003, the components of distributable earnings on a federal tax basis were as follows:

                                     UNDISTRIBUTED          UNDISTRIBUTED
                                     ORDINARY INCOME   LONG-TERM CAPITAL GAINS
                                    ----------------   -----------------------
 Principal Bond Fund, Inc.              $ 69,279              $     --
 Principal Government Securities
 Income Fund, Inc.                       276,421                    --
 Principal Limited Term Bond Fund,
 Inc.                                    130,010                    --
 Principal Tax-Exempt Bond Fund,
 Inc.                                    156,460               461,759



CAPITAL LOSS CARRYFORWARDS . Capital loss carryforwards are losses that can be used to offset future capital gains of the fund. At October 31, 2003, the Income Funds had approximate net capital loss carryforwards as follows:

                                                       NET CAPITAL LOSS CARRYFORWARDS EXPIRING IN:
                                          2005     2006    2007       2008        2009        2010       2011
                                         -------  ------  -------  ----------  ----------  ----------  ---------
 Principal Bond Fund, Inc.               $    --  $   --  $    --  $6,331,000  $5,680,000  $1,281,000     $--
 Principal Government Securities
   Income Fund, Inc.                      776,000     --    6,000     942,000          --   1,635,000      2,041,000
 Principal Limited Term Bond Fund, Inc.   21,000   9,000   32,000     263,000     197,000     895,000      --


                            SCHEDULE OF INVESTMENTS
                           PRINCIPAL BOND FUND, INC.

                                OCTOBER 31, 2003

                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (57.04%)
AEROSPACE & DEFENSE (0.47%)
 Boeing
                                                                              $                     $
  6.13%; 02/15/33                                                                100,000                  97,402
 Raytheon
  5.70%; 11/01/03                                                                925,000                 925,000
                                                                                                       1,022,402
AEROSPACE & DEFENSE EQUIPMENT (0.11%)
 Lockheed Martin
  7.65%; 05/01/16                                                                200,000                 240,798
AGRICULTURAL OPERATIONS (0.07%)
 Bunge Limited Finance
  5.88%; 05/15/13                                                                160,000                 161,080
AIRLINES (0.26%)
 Northwest Airlines
  7.58%; 09/01/20                                                                308,934                 318,703
 Southwest Airlines
  5.10%; 05/01/06                                                                233,506                 245,587
                                                                                                         564,290
ASSET BACKED SECURITIES (0.25%)
 Chase Funding Mortgage Loan
  3.07%; 08/25/17                                                                550,000                 553,358
AUTO-CARS & LIGHT TRUCKS (0.39%)
 DaimlerChrysler Holding
  4.05%; 06/04/08                                                                175,000                 169,166
  4.75%; 01/15/08                                                                 75,000                  74,939
  7.30%; 01/15/12                                                                190,000                 205,399
 Ford Motor
  7.45%; 07/16/31                                                                125,000                 112,287
 General Motors
  8.25%; 07/15/23                                                                275,000                 289,283
                                                                                                         851,074
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.17%)
 Navistar International
  9.38%; 06/01/06                                                                335,000                 366,825
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.29%)
 Delphi
  6.50%; 05/01/09                                                                110,000                 116,268
  6.50%; 08/15/13                                                                175,000                 177,749
 Lear
  7.96%; 05/15/05                                                                320,000                 344,000
                                                                                                         638,017
AUTOMOBILE SEQUENTIAL (1.84%)
 Capital Auto Receivables Asset Trust
  4.50%; 10/15/07                                                                950,000                 985,096
 Ford Credit Auto Owner Trust
  4.01%; 03/15/06                                                              1,125,000               1,149,114
  6.66%; 01/15/05                                                                767,413                 775,433
 Toyota Auto Receivables Owner Trust
  2.65%; 11/15/06                                                              1,100,000               1,110,558
                                                                                                       4,020,201
BEVERAGES-NON-ALCOHOLIC (0.30%)
 Coca-Cola Enterprises
  4.38%; 09/15/09                                                                175,000                 177,841
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BEVERAGES-NON-ALCOHOLIC (CONTINUED)
 Coca-Cola Enterprises (continued)
                                                                              $                     $
  5.25%; 05/15/07                                                                235,000                 252,687
 PepsiAmericas
  3.88%; 09/12/07                                                                220,000                 222,257
                                                                                                         652,785
BREWERY (0.42%)
 Cia Brasileira de Bebidas
  8.75%; 09/15/13 /1/                                                            150,000                 155,250
  10.50%; 12/15/11                                                               300,000                 339,750
 Coors Brewing
  6.38%; 05/15/12                                                                245,000                 266,380
 SABMiller /1/
  6.63%; 08/15/33                                                                150,000                 157,122
                                                                                                         918,502
BROADCASTING SERVICES & PROGRAMMING (0.22%)
 Grupo Televisa
  8.50%; 03/11/32                                                                100,000                 105,000
 Liberty Media
  3.50%; 09/25/06                                                                385,000                 380,219
                                                                                                         485,219
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.42%)
 CRH America
  6.40%; 10/15/33                                                                155,000                 158,111
  6.95%; 03/15/12                                                                229,000                 258,358
 Masco
  6.00%; 05/03/04                                                                500,000                 510,358
                                                                                                         926,827
BUILDING PRODUCTS-AIR & HEATING (0.10%)
 York International
  6.63%; 08/15/06                                                                200,000                 216,482
BUILDING PRODUCTS-WOOD (0.04%)
 Celulosa Arauco y Constitucion /1/
  5.13%; 07/09/13                                                                 90,000                  87,552
BUILDING-RESIDENTIAL & COMMERCIAL (0.33%)
 DR Horton
  8.50%; 04/15/12                                                                335,000                 376,875
 KB Home
  7.75%; 02/01/10                                                                325,000                 342,875
                                                                                                         719,750
CABLE & OTHER PAY TV SERVICES (0.23%)
 AT&T Broadband
  8.38%; 03/15/13                                                                412,000                 498,024
CABLE TV (1.37%)
 British Sky Broadcasting
  8.20%; 07/15/09                                                                290,000                 337,866
 Comcast
  5.30%; 01/15/14                                                                 50,000                  49,143
  5.50%; 03/15/11                                                                240,000                 247,731
  5.85%; 01/15/10                                                                 30,000                  31,871
  7.05%; 03/15/33                                                                230,000                 245,042
 Comcast Cable Communications
  6.75%; 01/30/11                                                                220,000                 243,522
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CABLE TV (CONTINUED)
 COX Communications
                                                                              $                     $
  5.50%; 10/01/15                                                                155,000                 153,785
  6.75%; 03/15/11                                                                630,000                 702,488
 CSC Holdings
  7.25%; 07/15/08                                                                150,000                 150,000
 EchoStar DBS
  5.75%; 10/01/08/ 1/                                                            255,000                 254,044
  10.38%; 10/01/07                                                               275,000                 303,531
 Rogers Cable
  6.25%; 06/15/13                                                                280,000                 280,000
                                                                                                       2,999,023
CASINO HOTELS (0.71%)
 Boyd Gaming
  9.25%; 08/01/09                                                                360,000                 404,550
 Mandalay Resort Group
  6.45%; 02/01/06                                                                185,000                 191,937
  6.50%; 07/31/09                                                                160,000                 165,000
 MGM Mirage
  6.00%; 10/01/09                                                                155,000                 156,938
  7.25%; 10/15/06                                                                 45,000                  48,038
  8.50%; 09/15/10                                                                265,000                 300,444
 Park Place Entertainment
  8.50%; 11/15/06                                                                265,000                 292,162
                                                                                                       1,559,069
CASINO SERVICES (0.16%)
 International Game Technology
  8.38%; 05/15/09                                                                290,000                 346,078
CELLULAR TELECOMMUNICATIONS (0.71%)
 AT&T Wireless Services
  7.88%; 03/01/11                                                                295,000                 337,091
 Telus
  7.50%; 06/01/07                                                                445,000                 494,205
  8.00%; 06/01/11                                                                 40,000                  45,987
 Verizon Wireless Capital
  5.38%; 12/15/06                                                                480,000                 512,633
 Vodafone Group
  5.00%; 12/16/13                                                                175,000                 172,385
                                                                                                       1,562,301
CHEMICALS-DIVERSIFIED (0.25%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                                                240,000                 254,853
  7.00%; 03/15/11                                                                265,000                 292,821
                                                                                                         547,674
CIRCUIT BOARDS (0.13%)
 Jabil Circuit
  5.88%; 07/15/10                                                                275,000                 284,099
COAL (0.14%)
 Peabody Energy
  6.88%; 03/15/13                                                                290,000                 305,225
COATINGS & PAINT (0.08%)
 Valspar
  6.00%; 05/01/07                                                                160,000                 171,673
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMMERCIAL BANKS (0.34%)
 AmSouth Bank
                                                                              $                     $
  4.85%; 04/01/13                                                                225,000                 222,011
 Fleet National Bank
  5.75%; 01/15/09                                                                250,000                 271,235
 Union Planters Bank
  5.13%; 06/15/07                                                                240,000                 253,990
                                                                                                         747,236
COMMERCIAL SERVICE-FINANCE (0.04%)
 Deluxe
  5.00%; 12/15/12                                                                 95,000                  94,651
COMPUTER SERVICES (0.12%)
 Unisys
  8.13%; 06/01/06                                                                250,000                 273,750
COMPUTERS-INTEGRATED SYSTEMS (0.04%)
 NCR
  7.13%; 06/15/09                                                                 75,000                  82,211
CONSUMER PRODUCTS-MISCELLANEOUS (0.16%)
 American Greetings
  6.10%; 08/01/28                                                                335,000                 340,444
CONTAINERS-PAPER & PLASTIC (0.13%)
 Norampac /1/
  6.75%; 06/01/13                                                                275,000                 286,000
CREDIT CARD ASSET BACKED SECURITIES (1.62%)
 American Express Credit Account Master Trust
  5.60%; 11/15/06                                                              1,265,000               1,289,940
 American Express Master Trust
  7.85%; 08/15/05                                                                600,000                 633,604
 MBNA Master Credit Card Trust
  6.90%; 01/15/08                                                              1,500,000               1,627,204
                                                                                                       3,550,748
CRUISE LINES (0.06%)
 Royal Caribbean Cruises
  8.00%; 05/15/10                                                                120,000                 129,000
DATA PROCESSING & MANAGEMENT (0.06%)
 Certegy /1/
  4.75%; 09/15/08                                                                135,000                 137,846
DIVERSIFIED FINANCIAL SERVICES (1.75%)
 Citigroup
  3.50%; 02/01/08                                                                410,000                 409,687
  5.75%; 05/10/06                                                                750,000                 807,278
  6.00%; 02/21/12                                                                 85,000                  92,468
  6.63%; 06/15/32                                                                315,000                 340,829
 General Electric Capital
  4.63%; 09/15/09                                                                390,000                 402,706
  6.75%; 03/15/32                                                                475,000                 526,710
 John Deere Capital
  3.13%; 12/15/05                                                                160,000                 163,435
  3.90%; 01/15/08                                                                100,000                 101,245
  5.52%; 04/30/04                                                                440,000                 448,947
  7.00%; 03/15/12                                                                165,000                 188,952
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 NiSource Finance
                                                                              $                     $
  3.20%; 11/01/06                                                                120,000                 120,134
  5.40%; 07/15/14                                                                225,000                 224,974
                                                                                                       3,827,365
DIVERSIFIED MANUFACTURING OPERATIONS (0.53%)
 General Electric
  5.00%; 02/01/13                                                                265,000                 266,679
 Pacifica Papers
  10.00%; 03/15/09                                                               290,000                 307,400
 SPX
  6.25%; 06/15/11                                                                265,000                 265,663
 Tyco International
  6.38%; 02/15/06                                                                300,000                 317,625
                                                                                                       1,157,367
DIVERSIFIED MINERALS (0.15%)
 Corp. Nacional del Cobre de Chile /1/
  5.50%; 10/15/13                                                                125,000                 125,566
 Vale Overseas /1/
  9.00%; 08/15/13                                                                185,000                 196,100
                                                                                                         321,666
DIVERSIFIED OPERATIONS (0.15%)
 Hutchison Whampoa International /1/
  6.50%; 02/13/13                                                                325,000                 338,501
ELECTRIC-INTEGRATED (3.89%)
 Alabama Power
  5.60%; 03/15/33                                                                110,000                 104,970
 Appalachian Power
  5.95%; 05/15/33                                                                 90,000                  84,143
 Arizona Public Service
  6.50%; 03/01/12                                                                205,000                 224,296
 CenterPoint Energy Houston Electric /1/
  5.70%; 03/15/13                                                                145,000                 151,292
  5.88%; 06/01/08                                                                180,000                 185,248
 CenterPoint Energy Resources /1/
  7.88%; 04/01/13                                                                270,000                 306,796
 Cincinnati Gas & Electric
  5.40%; 06/15/33                                                                115,000                 102,074
 Consolidated Edison
  3.63%; 08/01/08                                                                185,000                 183,520
 Consumers Energy
  4.25%; 04/15/08                                                                 70,000                  70,450
  6.00%; 03/15/05 /1/                                                            160,000                 168,129
 Dayton Power & Light /1/
  5.13%; 10/01/13                                                                200,000                 200,683
 Dominion Resources
  7.82%; 09/15/14                                                              1,000,000               1,052,979
 DTE Energy
  6.00%; 06/01/04                                                                525,000                 538,285
  7.05%; 06/01/11                                                                 60,000                  67,748
 Duke Energy
  4.50%; 04/01/10                                                                200,000                 201,549
 Entergy Gulf States /1/
  3.60%; 06/01/08                                                                180,000                 172,317
 Exelon
  6.75%; 05/01/11                                                                200,000                 221,626
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 FPL Group Capital
                                                                              $                     $
  3.25%; 04/11/06                                                                170,000                 171,989
 GPU
  7.70%; 12/01/05                                                                465,000                 502,530
 Indianapolis Power & Light
  7.38%; 08/01/07                                                                230,000                 254,407
 MidAmerican Energy Holdings
  4.63%; 10/01/07                                                                200,000                 204,572
  6.75%; 12/30/31                                                                235,000                 252,084
 Northeast Utilities
  3.30%; 06/01/08                                                                145,000                 139,637
 Ohio Power
  4.85%; 01/15/14                                                                185,000                 178,522
 Oncor Electric Delivery
  6.38%; 05/01/12                                                                275,000                 301,293
 PacifiCorp
  5.45%; 09/15/13                                                                175,000                 179,976
 Pepco Holdings
  3.75%; 02/15/06                                                                565,000                 574,947
  4.00%; 05/15/10                                                                 70,000                  67,728
 Power Contract Financing /1/
  5.20%; 02/01/06                                                                175,000                 174,612
 Progress Energy
  6.05%; 04/15/07                                                                165,000                 177,998
 PSI Energy
  5.00%; 09/15/13                                                                220,000                 216,733
 Puget Energy
  3.36%; 06/01/08                                                                175,000                 169,065
 Southern California Edison
  8.00%; 02/15/07                                                                290,000                 325,525
 Southwestern Electric Power
  4.50%; 07/01/05                                                                240,000                 248,587
 TXU Energy /1/
  6.13%; 03/15/08                                                                140,000                 150,013
 Wisconsin Electric Power
  5.63%; 05/15/33                                                                195,000                 186,330
                                                                                                       8,512,653
ELECTRONIC CONNECTORS (0.13%)
 Thomas & Betts
  8.25%; 01/15/04                                                                280,000                 281,400
ENTERPRISE SOFTWARE & SERVICE (0.16%)
 Oracle
  6.72%; 02/15/04                                                                335,000                 340,026
FEDERAL & FEDERALLY SPONSORED CREDIT (0.15%)
 Housing Urban Development
  2.99%; 08/01/05                                                                325,000                 330,616
FINANCE-AUTO LOANS (1.20%)
 Ford Motor Credit
  5.75%; 02/23/04                                                                350,000                 354,215
  6.88%; 02/01/06                                                                160,000                 167,455
  7.25%; 10/25/11                                                                450,000                 457,058
  7.38%; 02/01/11                                                                165,000                 167,996
 General Motors Acceptance
  5.13%; 05/09/08                                                                255,000                 258,995
  6.88%; 09/15/11                                                                285,000                 294,007
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-AUTO LOANS (CONTINUED)
 General Motors Acceptance (continued)
                                                                              $                     $
  6.88%; 08/28/12                                                                250,000                 256,268
  7.00%; 02/01/12                                                                250,000                 258,386
  8.00%; 11/01/31                                                                180,000                 185,112
 Toyota Motor Credit
  2.80%; 01/18/06                                                                220,000                 223,413
                                                                                                       2,622,905
FINANCE-CONSUMER LOANS (0.80%)
 American General Finance
  5.38%; 09/01/09                                                                200,000                 211,911
  5.88%; 07/14/06                                                                200,000                 215,979
 Household Finance
  3.38%; 02/21/06                                                                 95,000                  96,951
  4.75%; 07/15/13                                                                155,000                 149,900
  5.75%; 01/30/07                                                                700,000                 755,767
  7.00%; 05/15/12                                                                125,000                 141,959
  7.63%; 05/17/32                                                                145,000                 172,264
                                                                                                       1,744,731
FINANCE-INVESTMENT BANKER & BROKER (1.58%)
 Banque Paribas
  6.88%; 03/01/09                                                                400,000                 453,646
 Bear Stearns
  3.00%; 03/30/06                                                                165,000                 167,104
  4.00%; 01/31/08                                                                210,000                 213,360
 Goldman Sachs Group
  4.13%; 01/15/08                                                                110,000                 112,306
  6.60%; 01/15/12                                                                480,000                 532,394
  6.88%; 01/15/11                                                                475,000                 537,196
 Lehman Brothers Holdings
  6.63%; 01/18/12                                                                450,000                 503,547
 Merrill Lynch
  4.50%; 11/04/10                                                                225,000                 224,865
 Morgan Stanley /2/
  0.91%; 04/15/34                                                              4,670,060                 150,333
  4.25%; 05/15/10                                                                135,000                 132,999
  5.30%; 03/01/13                                                                165,000                 167,452
  6.75%; 04/15/11                                                                225,000                 252,835
                                                                                                       3,448,037
FINANCE-LEASING COMPANY (0.09%)
 Boeing Capital
  4.75%; 08/25/08                                                                185,000                 190,460
FINANCE-MORTGAGE LOAN/BANKER (6.08%)
 Countrywide Home Loan
  4.25%; 12/19/07                                                                120,000                 122,413
  5.25%; 06/15/04                                                              1,000,000               1,022,590
 Federal Home Loan Mortgage
  2.65%; 05/30/08                                                                275,000                 266,191
  3.25%; 02/25/08                                                              1,675,000               1,655,196
  4.75%; 10/11/12                                                                550,000                 539,784
  4.75%; 05/06/13                                                                575,000                 557,866
  6.25%; 07/15/32                                                                125,000                 134,831
  6.75%; 03/15/31                                                                541,000                 620,029
 Federal National Mortgage Association
  2.38%; 03/17/06                                                                575,000                 573,259
  2.88%; 05/19/08                                                                275,000                 266,485
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal National Mortgage Association (continued)
                                                                              $                     $
  3.32%; 11/25/32                                                                600,000                 604,686
  3.70%; 11/01/07                                                              1,430,000               1,445,730
  3.75%; 07/29/05                                                              1,075,000               1,094,950
  4.00%; 09/02/08                                                                425,000                 427,210
  4.32%; 07/26/07                                                                530,000                 551,217
  4.75%; 02/21/13                                                                550,000                 538,784
  5.25%; 08/01/12                                                                985,000                 999,371
  6.25%; 05/15/29                                                              1,000,000               1,072,299
  7.25%; 05/15/30                                                                680,000                 822,775
                                                                                                      13,315,666
FINANCE-OTHER SERVICES (0.96%)
 Verizon Global Funding
  6.75%; 12/01/05                                                              1,000,000               1,088,718
  7.25%; 12/01/10                                                                690,000                 788,024
  7.75%; 12/01/30                                                                200,000                 231,497
                                                                                                       2,108,239
FOOD-DAIRY PRODUCTS (0.16%)
 Dean Foods
  6.63%; 05/15/09                                                                270,000                 283,500
  8.15%; 08/01/07                                                                 60,000                  66,300
                                                                                                         349,800
FOOD-MISCELLANEOUS/DIVERSIFIED (0.68%)
 Cadbury Schweppes US Finance /1/
  3.88%; 10/01/08                                                                265,000                 262,946
 Corn Products International
  8.45%; 08/15/09                                                                265,000                 297,462
 General Mills
  6.00%; 02/15/12                                                                240,000                 256,588
 Kellogg
  6.60%; 04/01/11                                                                180,000                 201,110
 Kraft Foods
  4.63%; 11/01/06                                                                325,000                 338,745
  6.50%; 11/01/31                                                                125,000                 128,435
                                                                                                       1,485,286
FOOD-RETAIL (1.17%)
 Delhaize America
  7.38%; 04/15/06                                                                360,000                 384,300
 Kroger
  6.20%; 06/15/12                                                                200,000                 213,728
 Safeway
  3.63%; 11/05/03                                                              1,800,000               1,800,000
  5.80%; 08/15/12                                                                 35,000                  36,273
  6.50%; 03/01/11                                                                125,000                 136,380
                                                                                                       2,570,681
FORESTRY (0.09%)
 Tembec Industries
  7.75%; 03/15/12                                                                100,000                  92,750
  8.63%; 06/30/09                                                                100,000                  97,500
                                                                                                         190,250
GAS-DISTRIBUTION (0.08%)
 KeySpan
  7.63%; 11/15/10                                                                140,000                 166,553
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
GOLD MINING (0.04%)
 Placer Dome
                                                                              $                     $
  6.38%; 03/01/33                                                                 30,000                  29,997
  6.45%; 10/15/35                                                                 50,000                  50,370
                                                                                                          80,367
HOME DECORATION PRODUCTS (0.08%)
 Newell Rubbermaid
  4.00%; 05/01/10                                                                100,000                  94,437
  4.63%; 12/15/09                                                                 85,000                  84,946
                                                                                                         179,383
HOME EQUITY-SEQUENTIAL (0.57%)
 Long Beach Mortgage Loan Trust
  4.92%; 05/25/32                                                                311,088                 313,338
 Residential Asset Securities
  3.28%; 08/25/29                                                                550,000                 550,690
  4.59%; 10/25/26                                                                380,000                 390,357
                                                                                                       1,254,385
HOTELS & MOTELS (0.23%)
 Marriott International
  6.63%; 11/15/03                                                                500,000                 500,604
INDUSTRIAL GASES (0.19%)
 Praxair
  4.75%; 07/15/07                                                                235,000                 246,775
  6.50%; 03/01/08                                                                150,000                 167,089
                                                                                                         413,864
INSTRUMENTS-CONTROLS (0.05%)
 Parker Hannifin
  4.88%; 02/15/13                                                                115,000                 113,717
INSTRUMENTS-SCIENTIFIC (0.12%)
 PerkinElmer
  8.88%; 01/15/13                                                                250,000                 273,750
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.09%)
 AMVESCAP
  5.38%; 02/27/13                                                                 75,000                  72,552
  5.90%; 01/15/07                                                                110,000                 118,515
                                                                                                         191,067
LIFE & HEALTH INSURANCE (0.24%)
 Lincoln National
  5.25%; 06/15/07                                                                180,000                 190,765
 Nationwide Financial Services
  5.63%; 02/13/15                                                                 60,000                  60,646
 Protective Life
  4.30%; 06/01/13                                                                285,000                 267,955
                                                                                                         519,366
LOTTERY SERVICES (0.16%)
 GTECH Holdings /1/
  4.75%; 10/15/10                                                                350,000                 351,669
MACHINERY-CONSTRUCTION & MINING (0.15%)
 Case
  6.25%; 12/01/03                                                                335,000                 335,000
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MEDICAL-DRUGS (0.10%)
 Wyeth
                                                                              $                     $
  5.25%; 03/15/13                                                                225,000                 228,309
MEDICAL-HMO (0.24%)
 Anthem
  4.88%; 08/01/05                                                                500,000                 520,084
MEDICAL-HOSPITALS (0.21%)
 HCA
  7.13%; 06/01/06                                                                225,000                 240,988
 Tenet Healthcare
  5.00%; 07/01/07                                                                240,000                 223,200
                                                                                                         464,188
METAL PROCESSORS & FABRICATION (0.12%)
 Timken
  5.75%; 02/15/10                                                                275,000                 268,344
METAL-DIVERSIFIED (0.39%)
 Falconbridge
  5.38%; 06/01/15                                                                115,000                 110,439
  7.35%; 06/05/12                                                                 65,000                  73,178
 Noranda
  7.25%; 07/15/12                                                                240,000                 268,146
 Rio Tinto Finance
  5.75%; 07/03/06                                                                380,000                 409,775
                                                                                                         861,538
MISCELLANEOUS INVESTING (0.34%)
 Centerpoint Properties Trust
  4.75%; 08/01/10                                                                225,000                 225,168
 Duke Realty
  4.63%; 05/15/13                                                                275,000                 262,345
 United Dominion Realty Trust
  6.50%; 06/15/09                                                                240,000                 264,047
                                                                                                         751,560
MONEY CENTER BANKS (0.69%)
 Bank of America
  4.88%; 09/15/12                                                              1,085,000               1,082,520
  7.40%; 01/15/11                                                                 55,000                  64,196
 HBOS /1/
  6.00%; 11/01/33                                                                225,000                 221,765
 United Overseas Bank /1/
  4.50%; 07/02/13                                                                150,000                 142,644
                                                                                                       1,511,125
MORTGAGE BACKED SECURITIES (3.94%)
 Chase Manhattan Bank-First Union National Bank Commercial
  Mortgage Trust
  7.44%; 08/15/31                                                              1,750,000               2,022,599
 CS First Boston Mortgage Securities
  6.39%; 10/15/11                                                                750,000                 830,295
 GMAC Commercial Mortgage Securities
  7.72%; 03/15/33                                                              2,000,000               2,345,286
 LB-UBS Commercial Mortgage Trust /1/ /2/
  0.63%; 03/15/34                                                              3,257,726                  91,902
 Merrill Lynch Mortgage Investors
  7.34%; 12/26/25                                                              3,000,000               3,210,389
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 Morgan Stanley Capital I
                                                                              $                     $
  7.11%; 04/15/33                                                                100,000                 114,210
                                                                                                       8,614,681
MULTI-LINE INSURANCE (0.60%)
 Allstate
  5.35%; 06/01/33                                                                145,000                 132,251
 Hartford Financial Services Group
  2.38%; 06/01/06                                                                250,000                 247,306
  4.63%; 07/15/13                                                                 70,000                  66,737
  4.70%; 09/01/07                                                                170,000                 177,991
 MetLife
  5.25%; 12/01/06                                                                325,000                 350,431
  5.38%; 12/15/12                                                                135,000                 138,673
 Safeco
  4.88%; 02/01/10                                                                190,000                 194,513
                                                                                                       1,307,902
MULTIMEDIA (1.02%)
 AOL Time Warner
  7.63%; 04/15/31                                                                785,000                 877,172
 Gannett
  4.95%; 04/01/05                                                                475,000                 495,092
 News America
  4.75%; 03/15/10                                                                 90,000                  91,528
  6.55%; 03/15/33                                                                225,000                 229,834
  6.63%; 01/09/08                                                                250,000                 277,575
 Viacom
  7.88%; 07/30/30                                                                 60,000                  72,830
 Walt Disney
  5.38%; 06/01/07                                                                175,000                 186,899
                                                                                                       2,230,930
NON-HAZARDOUS WASTE DISPOSAL (0.16%)
 Allied Waste
  8.50%; 12/01/08                                                                325,000                 358,313
NON-HOTEL GAMBLING (0.13%)
 Mohegan Tribal Gaming Authority /1/
  6.38%; 07/15/09                                                                280,000                 286,650
OIL & GAS DRILLING (0.49%)
 Nabors Holdings
  4.88%; 08/15/09                                                                270,000                 281,502
 Nabors Industries
  6.80%; 04/15/04                                                                335,000                 343,029
 Pride International
  9.38%; 05/01/07                                                                275,000                 283,937
 Transocean
  6.63%; 04/15/11                                                                150,000                 166,041
                                                                                                       1,074,509
OIL COMPANY-EXPLORATION & PRODUCTION (1.94%)
 Alberta Energy
  7.38%; 11/01/31                                                                 55,000                  64,150
 Anadarko Finance
  6.75%; 05/01/11                                                                275,000                 309,237
 Anadarko Petroleum
  5.38%; 03/01/07                                                                325,000                 348,163
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
 Canadian Natural Resources
                                                                              $                     $
  7.20%; 01/15/32                                                                145,000                 165,357
 Chesapeake Energy
  8.38%; 11/01/08                                                                345,000                 377,775
 Devon Energy
  7.95%; 04/15/32                                                                255,000                 304,920
 Forest Oil
  8.00%; 06/15/08                                                                270,000                 288,900
 Kerr-McGee
  5.88%; 09/15/06                                                                510,000                 546,923
 Nexen
  7.88%; 03/15/32                                                                125,000                 147,209
 Pemex Project Funding Master Trust
  7.88%; 02/01/09                                                                700,000                 784,000
 Petroleos Mexicanos
  6.50%; 02/01/05                                                                600,000                 627,000
 XTO Energy
  6.25%; 04/15/13                                                                 50,000                  52,188
  7.50%; 04/15/12                                                                205,000                 229,600
                                                                                                       4,245,422
OIL COMPANY-INTEGRATED (0.54%)
 Amerada Hess
  7.88%; 10/01/29                                                                 70,000                  74,476
 Conoco Funding
  7.25%; 10/15/31                                                                175,000                 202,089
 Occidental Petroleum
  4.00%; 11/30/07                                                                175,000                 176,721
 PanCanadian Energy
  7.20%; 11/01/31                                                                200,000                 228,024
 Petro-Canada
  5.35%; 07/15/33                                                                135,000                 119,250
 Petrobras International Finance
  9.13%; 02/01/07                                                                225,000                 247,500
 Petronas Capital /1/
  7.88%; 05/22/22                                                                125,000                 141,754
                                                                                                       1,189,814
OIL FIELD MACHINERY & EQUIPMENT (0.17%)
 Grant Prideco
  9.00%; 12/15/09                                                                345,000                 372,600
OIL REFINING & MARKETING (0.32%)
 Enterprise Products Partners
  6.38%; 02/01/13                                                                110,000                 119,124
 Tesoro Petroleum
  8.00%; 04/15/08                                                                310,000                 328,600
 Valero Energy
  6.88%; 04/15/12                                                                225,000                 247,140
                                                                                                         694,864
OPTICAL SUPPLIES (0.08%)
 Bausch & Lomb
  6.75%; 12/15/04                                                                165,000                 170,775
PAPER & RELATED PRODUCTS (0.97%)
 Abitibi-Consolidated
  6.95%; 12/15/06                                                                225,000                 231,954
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
 Cascades
                                                                              $                     $
  7.25%; 02/15/13                                                                335,000                 350,075
 International Paper
  5.85%; 10/30/12                                                                 55,000                  57,140
  6.75%; 09/01/11                                                                 50,000                  55,224
 Norske Skog /1/
  7.63%; 10/15/11                                                                500,000                 559,060
 Sappi Papier Holding /1/
  6.75%; 06/15/12                                                                140,000                 150,860
 Smurfit Capital Funding
  6.75%; 11/20/05                                                                330,000                 338,250
 Weyerhaeuser
  6.13%; 03/15/07                                                                275,000                 297,388
  7.38%; 03/15/32                                                                 75,000                  80,741
                                                                                                       2,120,692
PHARMACY SERVICES (0.29%)
 Express Scripts
  9.63%; 06/15/09                                                                285,000                 307,087
 Omnicare
  8.13%; 03/15/11                                                                295,000                 323,025
                                                                                                         630,112
PIPELINES (0.92%)
 Buckeye Partners
  4.63%; 07/15/13                                                                275,000                 263,461
 Duke Energy Field Services
  7.88%; 08/16/10                                                                485,000                 566,698
 Enbridge Energy Partners
  4.75%; 06/01/13                                                                225,000                 215,452
 Equitable Resources
  5.15%; 11/15/12                                                                130,000                 133,291
 Kinder Morgan Energy Partners
  5.35%; 08/15/07                                                                170,000                 181,254
  6.75%; 03/15/11                                                                160,000                 180,094
 National Fuel Gas
  5.25%; 03/01/13                                                                175,000                 173,041
 TEPPCO Partners
  6.13%; 02/01/13                                                                 45,000                  47,378
 Texas Eastern Transmission
  5.25%; 07/15/07                                                                245,000                 259,233
                                                                                                       2,019,902
POULTRY (0.44%)
 Tyson Foods
  6.63%; 10/01/04                                                                785,000                 814,425
  7.25%; 10/01/06                                                                130,000                 143,573
                                                                                                         957,998
PROPERTY & CASUALTY INSURANCE (0.27%)
 ACE INA Holdings
  8.20%; 08/15/04                                                                225,000                 235,865
 Travelers Property Casualty
  6.38%; 03/15/33                                                                100,000                 103,866
 XL Capital
  6.50%; 01/15/12                                                                225,000                 245,384
                                                                                                         585,115
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PUBLISHING-BOOKS (0.17%)
 Reed Elsevier Capital
                                                                              $                     $
  6.13%; 08/01/06                                                                350,000                 381,662
REAL ESTATE OPERATOR & DEVELOPER (0.18%)
 EOP Operating
  7.00%; 07/15/11                                                                350,000                 394,018
REGIONAL AUTHORITY (0.29%)
 Province of Manitoba
  2.75%; 01/17/06                                                                300,000                 301,987
 Province of Quebec
  7.50%; 09/15/29                                                                275,000                 338,271
                                                                                                         640,258
REGIONAL BANKS (1.95%)
 Bank One
  7.63%; 08/01/05                                                                725,000                 793,323
 KeyCorp
  4.63%; 05/16/05                                                                475,000                 494,782
  8.00%; 07/01/04                                                                225,000                 234,269
 Korea Development Bank
  7.13%; 04/22/04                                                                500,000                 512,498
 PNC Funding
  5.75%; 08/01/06                                                                650,000                 699,028
 Wachovia
  5.63%; 12/15/08                                                                600,000                 647,696
  6.38%; 02/01/09                                                                100,000                 111,191
 Wells Fargo
  3.12%; 08/15/08                                                                200,000                 196,033
  5.00%; 11/15/14                                                                 80,000                  79,455
  5.13%; 02/15/07                                                                470,000                 501,119
                                                                                                       4,269,394
REINSURANCE (0.16%)
 Berkshire Hathaway /1/
  4.63%; 10/15/13                                                                350,000                 343,332
RESEARCH & DEVELOPMENT (0.12%)
 Science Applications International
  7.13%; 07/01/32                                                                240,000                 262,911
RETAIL-MAJOR DEPARTMENT STORE (0.13%)
 JC Penney
  9.75%; 06/15/21                                                                265,000                 275,600
RETAIL-REGIONAL DEPARTMENT STORE (0.04%)
 Kohls
  6.00%; 01/15/33                                                                 80,000                  79,992
RETAIL-RESTAURANTS (0.16%)
 Yum! Brands
  7.70%; 07/01/12                                                                310,000                 349,525
SAVINGS & LOANS-THRIFTS (0.29%)
 Washington Mutual
  3.97%; 03/25/33                                                                528,000                 526,774
  5.50%; 01/15/13                                                                100,000                 102,367
                                                                                                         629,141
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SOVEREIGN (0.87%)
 Chile Government
                                                                              $                     $
  5.50%; 01/15/13                                                                 80,000                  81,864
 Mexico Government
  8.00%; 09/24/22                                                                175,000                 190,312
  8.30%; 08/15/31                                                                260,000                 288,860
  8.38%; 01/14/11                                                                990,000               1,161,765
 Poland Government
  6.25%; 07/03/12                                                                175,000                 188,563
                                                                                                       1,911,364
SPECIAL PURPOSE ENTITY (0.16%)
 Fondo Latinoamericano de Reservas /1/
  3.00%; 08/01/06                                                                270,000                 268,181
 PDVSA Finance
  8.50%; 11/16/12                                                                100,000                  89,000
                                                                                                         357,181
SUPRANATIONAL BANK (0.21%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                                                190,000                 200,207
  6.88%; 03/15/12                                                                230,000                 253,052
                                                                                                         453,259
TELECOMMUNICATION SERVICES (0.27%)
 Citizens Communications
  7.63%; 08/15/08                                                                250,000                 286,963
 MasTec
  7.75%; 02/01/08                                                                315,000                 315,000
                                                                                                         601,963
TELEPHONE COMMUNICATION (0.10%)
 Telstra
  6.38%; 04/01/12                                                                190,000                 209,095
TELEPHONE-INTEGRATED (2.38%)
 ALLTEL
  7.00%; 07/01/12                                                                275,000                 312,822
  7.88%; 07/01/32                                                                 60,000                  72,640
 AT&T
  6.00%; 03/15/09                                                                130,000                 138,450
 BellSouth
  6.88%; 10/15/31                                                                125,000                 136,751
 British Telecommunications
  7.88%; 12/15/05                                                                940,000               1,040,809
 Deutsche Telekom International Finance
  5.25%; 07/22/13                                                                580,000                 576,425
 France Telecom
  9.00%; 03/01/11                                                                505,000                 609,242
 SBC Communications
  5.88%; 08/15/12                                                                200,000                 211,551
 Sprint Capital
  6.13%; 11/15/08                                                                100,000                 105,322
  6.88%; 11/15/28                                                                100,000                  94,107
  6.90%; 05/01/19                                                                100,000                  99,109
  8.75%; 03/15/32                                                                230,000                 261,605
 Telecom Italia Capital /1/
  4.00%; 11/15/08                                                                220,000                 219,730
  5.25%; 11/15/13                                                                200,000                 198,444
  6.38%; 11/15/33                                                                130,000                 128,795
                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 Telefonica Europe
                                                                              $                     $
  7.75%; 09/15/10                                                                400,000                 472,045
 Telefonos de Mexico
  8.25%; 01/26/06                                                                385,000                 425,906
 Verizon Florida
  6.13%; 01/15/13                                                                 90,000                  95,334
                                                                                                       5,199,087
TEXTILE-HOME FURNISHINGS (0.07%)
 Mohawk Industries
  6.50%; 04/15/07                                                                145,000                 159,697
TOOLS-HAND HELD (0.06%)
 Stanley Works
  4.90%; 11/01/12                                                                140,000                 140,201
TRANSPORT-MARINE (0.13%)
 Stena
  9.63%; 12/01/12                                                                260,000                 283,400
TRANSPORT-RAIL (0.79%)
 Burlington Northern Santa Fe
  7.95%; 08/15/30                                                                110,000                 134,146
 Canadian Pacific Railway
  7.13%; 10/15/31                                                                225,000                 255,909
 CSX
  6.25%; 10/15/08                                                                400,000                 439,063
 Union Pacific
  4.70%; 01/02/24                                                                100,000                  97,720
  5.75%; 10/15/07                                                                690,000                 740,511
  6.63%; 02/01/29                                                                 50,000                  53,153
                                                                                                       1,720,502
TRANSPORT-SERVICES (0.26%)
 FedEx
  8.40%; 03/23/10                                                                500,000                 571,125
VENTURE CAPITAL (0.13%)
 Arch Western Finance /1/
  6.75%; 07/01/13                                                                280,000                 289,800
                                                                            TOTAL BONDS              124,843,522

                                                            Principal

      Type            Rate               Maturity           Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (16.21%)
                                                                              $                     $
FHLMC /3/         4.50%         12/01/09 - 11/01/33                            4,437,093               4,455,351
FHLMC /3/         5.00%         01/01/18 - 08/01/33                           13,319,648              13,328,552
FHLMC             5.50%         05/01/17 - 04/01/33                            4,989,759               5,080,604
FHLMC             6.00%         03/01/22 - 11/01/32                            5,448,603               5,600,428
FHLMC             6.50%         03/01/17 - 07/01/31                            3,977,459               4,158,319
FHLMC             7.00%         12/01/29 - 05/01/31                            1,336,229               1,406,034
FHLMC             7.50%         11/01/29 - 03/01/31                              796,334                 850,448
FHLMC             8.00%         09/01/30                                         559,252                 602,012
                                                               TOTAL FHLMC CERTIFICATES               35,481,748
                                                            Principal

      Type            Rate               Maturity           Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (14.75%)
                                                                              $                     $
FNMA              4.50%         05/01/33 - 08/01/33                            3,961,507               3,778,165
FNMA              5.00%         03/01/18 - 06/01/18                            4,421,030               4,493,920
FNMA /3/          5.50%         07/01/33 - 11/01/33                           13,958,980              14,088,003
FNMA              6.00%         05/01/09 - 05/01/32                            2,261,951               2,364,012
FNMA              6.50%         01/01/11 - 09/01/32                            6,059,797               6,339,437
FNMA              7.00%         08/01/29 - 02/01/32                            1,163,409               1,225,017
                                                                TOTAL FNMA CERTIFICATES               32,288,554

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (5.39%)
GNMA I            6.50%         12/15/31 - 12/15/32                            5,771,334               6,043,367
GNMA I            7.00%         10/15/29 - 06/15/32                            1,628,092               1,725,222
GNMA I            7.50%         10/15/31                                         542,596                 579,668
GNMA II           6.00%         07/20/28 - 07/20/29                            2,946,705               3,038,644
GNMA II           6.50%         03/20/28 - 05/20/29                              392,388                 410,015
                                                                TOTAL GNMA CERTIFICATES               11,796,916

                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
TREASURY BONDS (8.22%)
 U.S. Treasury                                                                10,000,000
                                                                              $                     $
  3.50%; 11/15/06                                                                170,000                 175,459
  4.25%; 08/15/13                                                              2,750,000               2,738,830
  4.88%; 02/15/12                                                              1,490,000               1,571,834
  5.38%; 02/15/31                                                              2,055,000               2,123,633
  6.13%; 08/15/29                                                                 25,000                  28,067
  6.25%; 08/15/23                                                              2,300,000               2,595,766
  6.25%; 05/15/30                                                              1,310,000               1,497,851
  6.75%; 08/15/26                                                              1,000,000               1,200,078
  7.50%; 11/15/16                                                              2,870,000               3,629,766
  8.00%; 11/15/21                                                                760,000               1,018,548
 U.S. Treasury Inflation-Indexed Obligations                                  10,000,000
  3.38%; 01/15/07                                                              1,281,500               1,397,486
                                                                   TOTAL TREASURY BONDS               17,977,318

                                                            Shares

                                                            Held                                        Value

------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (0.00%)
COMPUTER SERVICES (0.00%)
                                                                                                    $
 Decisionone /4/                                                                   3,500                       -
 Decisionone /4/                                                                   2,054                       -
 Decisionone /4/                                                                   3,540                       -
                                                            Shares

                                                            Held                                        Value

------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (CONTINUED)
                                                                                                    $
 Decisionone /4/                                                                   2,100                       -
                                                                    TOTAL COMMON STOCKS                        -

                                                            Principal

                                                            Amount                                      Value

------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.44%)
DIVERSIFIED FINANCIAL SERVICES (4.44%)
 Investment in Joint Trading Account; General Electric
  Capital
                                                                              $                     $
  1.04%; 11/03/03                                                              9,707,322               9,707,322
                                                                 TOTAL COMMERCIAL PAPER                9,707,322

                                                             Principal Amount
                                                                                                        Value
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.53%)
 Lehman Brothers; 1.04%, 11/03/03 (collateralized by
  FHLBC; $1,185,311; 02/06/09) /5/                                             1,162,070               1,162,070
                                                            TOTAL REPURCHASE AGREEMENTS                1,162,070
                                                                                                    ------------

                                                  TOTAL PORTFOLIO INVESTMENTS (106.58%)              233,257,450
LIABILITIES, NET OF CASH, RECEIVABLES AND                OTHER ASSETS (-6.58%)                       (14,403,316)
                                                             TOTAL NET ASSETS (100.00%)             $218,854,134
                                                                                                    ---------------



/1 /Restricted Security - The fund held securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $6,904,603 or 3.15% of net assets.
/2 /Variable rate.
/3 /Security or a portion of the security was purchased in a "to-be-announced"
  ("TBA") transaction. See Notes to Financial Statements.
/4 /Non-income producing security.
/5 /Security was purchased with the cash proceeds from securities loans.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS

               PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.

                                OCTOBER 31, 2003

                                                        Principal

    Type         Rate            Maturity                Amount                  Value

-------------------------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (95.48%)
                                                       $                      $
GNMA I        5.00%       04/15/33 - 08/15/33           45,055,647              44,577,433

GNMA I        5.50%       12/15/13 - 05/15/33           51,411,005              52,161,728

GNMA I        6.00%       03/15/17 - 02/15/33           55,399,027              57,350,500

GNMA I        6.50%       07/15/08 - 09/15/32           41,228,959              43,269,669

GNMA I        7.00%       10/15/22 - 06/15/32           34,128,166              36,237,803

GNMA I        7.25%       09/15/25 - 10/15/25              647,477                 692,235

GNMA I        7.50%       04/15/17 - 05/15/31           14,056,830              15,060,591

GNMA I        8.00%       08/15/16 - 04/15/31            5,488,936               5,950,086

GNMA II       3.50%       10/20/30                      10,123,735              10,089,839

GNMA II       5.50%       07/20/14 - 09/20/33           66,626,066              66,896,342

GNMA II       6.00%       01/20/24 - 03/20/32            6,075,931               6,276,333

GNMA II       6.50%       03/20/24 - 08/20/33           11,127,635              11,627,924

                                          TOTAL GNMA CERTIFICATES              350,190,483


                                                        Principal

                                                         Amount                  Value

-------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (4.19%)

FINANCE-MORTGAGE LOAN/BANKER (4.19%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank
                                                       $                      $
  0.94%; 11/03/03                                       15,348,243              15,347,442


                                           TOTAL COMMERCIAL PAPER               15,347,442
                                                                              ------------



                             TOTAL PORTFOLIO INVESTMENTS (99.67%)              365,537,925
CASH, RECEIVABLES AND OTHER ASSETS, NET OF
 LIABILITIES (0.33%)                                                             1,226,337
                                       TOTAL NET ASSETS (100.00%)             $366,764,262

                                                                              --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                     PRINCIPAL LIMITED TERM BOND FUND, INC.

                                OCTOBER 31, 2003

                                                                Principal

                                                                Amount                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (91.14%)
AEROSPACE & DEFENSE (0.23%)
 Raytheon
                                                                 $                      $
  5.70%; 11/01/03                                                     60,000                  60,000
  6.30%; 03/15/05                                                    190,000                 199,823
                                                                                             259,823
AEROSPACE & DEFENSE EQUIPMENT (0.29%)
 General Dynamics
  3.00%; 05/15/08                                                    115,000                 112,046
 Lockheed Martin
  7.45%; 06/15/04                                                    115,000                 118,634
 United Technologies
  4.88%; 11/01/06                                                    100,000                 106,194
                                                                                             336,874
AIRLINES (0.12%)
 Southwest Airlines
  5.50%; 11/01/06                                                    125,000                 134,579
AUTO-CARS & LIGHT TRUCKS (0.53%)
 DaimlerChrysler Holding
  6.90%; 09/01/04                                                    590,000                 611,598
AUTOMOBILE SEQUENTIAL (6.85%)
 Capital Auto Receivables Asset Trust
  3.58%; 10/16/06                                                    425,000                 436,077
  3.82%; 07/15/05                                                    407,985                 412,142
  4.16%; 07/16/07                                                    800,000                 823,895
 Chase Manhattan Auto Owner Trust
  4.21%; 01/15/09                                                  1,000,000               1,036,544
 DaimlerChrysler Auto Trust
  3.09%; 01/08/08                                                    100,000                 101,484
  6.70%; 03/08/06                                                    500,000                 512,805
  6.85%; 11/06/05                                                    534,794                 546,753
  7.63%; 06/08/05                                                    355,541                 361,345
 Ford Credit Auto Owner Trust
  2.70%; 06/15/07                                                    125,000                 125,915
  4.01%; 03/15/06                                                    720,000                 735,433
  4.72%; 12/15/05                                                    935,000                 959,405
 Honda Auto Receivables Owner Trust
  2.70%; 03/17/08                                                    200,000                 201,066
 M&I Auto Loan Trust
  3.04%; 10/20/08                                                    500,000                 507,058
 Nissan Auto Receivables Owner Trust
  1.89%; 12/15/06                                                    150,000                 150,353
  3.33%; 01/15/08                                                    200,000                 204,034
 Toyota Auto Receivables Owner Trust
  4.72%; 09/15/08                                                    700,000                 719,735
                                                                                           7,834,044
BEVERAGES-NON-ALCOHOLIC (0.14%)
 Coca-Cola Enterprises
  5.25%; 05/15/07                                                    150,000                 161,290
BEVERAGES-WINE & SPIRITS (0.19%)
 Diageo
  7.13%; 09/15/04                                                    115,000                 120,531
 Diageo Capital
  3.38%; 03/20/08                                                    100,000                  99,181
                                                                                                              219,712
                                                                Principal

                                                                Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.11%)
 Masco
                                                                                  $                      $
  6.00%; 05/03/04                                                                     120,000                 122,486
CABLE TV (0.29%)
 Comcast Cable Communications
  8.13%; 05/01/04                                                                     195,000                 200,840
 Cox Communications
  6.88%; 06/15/05                                                                     120,000                 128,885
                                                                                                              329,725
CASINO SERVICES (0.07%)
 International Game Technology
  7.88%; 05/15/04                                                                      80,000                  82,438
CELLULAR TELECOMMUNICATIONS (0.83%)
 360 Communications
  7.50%; 03/01/06                                                                     140,000                 155,199
 AT&T Wireless Services
  7.35%; 03/01/06                                                                     180,000                 197,495
 Cingular Wireless
  5.63%; 12/15/06                                                                     125,000                 134,791
 Verizon Wireless Capital
  5.38%; 12/15/06                                                                     325,000                 347,095
 Vodafone Group
  7.63%; 02/15/05                                                                     105,000                 112,662
                                                                                                              947,242
CHEMICALS-DIVERSIFIED (0.28%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                                                     110,000                 116,807
 E. I. Du Pont de Nemours
  3.38%; 11/15/07                                                                     100,000                 100,430
  8.13%; 03/15/04                                                                     100,000                 102,452
                                                                                                              319,689
COATINGS & PAINT (0.07%)
 Valspar
  6.00%; 05/01/07                                                                      75,000                  80,472
COMMERCIAL BANKS (0.30%)
 AmSouth Bank
  2.82%; 11/03/06                                                                     115,000                 114,803
 Marshall & Isley Bank
  4.13%; 09/04/07                                                                     100,000                 103,921
 Union Planters Bank
  5.13%; 06/15/07                                                                     120,000                 126,995
                                                                                                              345,719
COMMERCIAL SERVICE-FINANCE (0.06%)
 Equifax
  4.95%; 11/01/07                                                                      65,000                  67,376
COMPUTER SERVICES (0.07%)
 Electronic Data Systems
  6.85%; 10/15/04                                                                      80,000                  82,800
COMPUTERS (0.25%)
 Hewlett-Packard
  5.50%; 07/01/07                                                                     185,000                 199,236
                                                                Principal

                                                                Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMPUTERS (CONTINUED)
 International Business Machines
                                                                                  $                      $
  4.25%; 09/15/09                                                                      85,000                  86,497
                                                                                                              285,733
COSMETICS & TOILETRIES (0.19%)
 Gillette
  2.50%; 06/01/08                                                                      55,000                  53,146
  4.00%; 06/30/05                                                                      80,000                  82,898
 Procter & Gamble
  4.75%; 06/15/07                                                                      75,000                  79,245
                                                                                                              215,289
CREDIT CARD ASSET BACKED SECURITIES (7.41%)
 American Express Credit Account Master Trust
  5.60%; 11/15/06                                                                     700,000                 713,801
 American Express Master Trust
  7.85%; 08/15/05                                                                     830,000                 876,486
 Bank One Issuance Trust
  2.94%; 06/16/08                                                                   1,350,000               1,369,624
  3.35%; 03/15/11                                                                     200,000                 197,995
 Capital One Master Trust
  5.30%; 06/15/09                                                                     700,000                 745,334
  5.45%; 03/16/09                                                                     750,000                 794,938
 Chase Credit Card Master Trust
  5.50%; 11/17/08                                                                     100,000                 107,652
 Citibank Credit Card Issuance Trust
  2.70%; 01/15/08                                                                     300,000                 302,239
  6.90%; 10/15/07                                                                     750,000                 816,953
 Discover Card Master Trust I
  5.60%; 05/16/06                                                                     250,000                 250,412
  6.05%; 08/18/08                                                                     710,000                 766,995
 MBNA Master Credit Card Trust
  6.35%; 12/15/06                                                                     750,000                 776,309
  6.90%; 01/15/08                                                                     700,000                 759,362
                                                                                                            8,478,100
CREDIT CARD CONTROL AMORTIZATION (0.05%)
 Sears Credit Account Master Trust
  7.25%; 11/15/07                                                                      57,083                  57,214
DATA PROCESSING & MANAGEMENT (0.09%)
 First Data
  3.38%; 08/01/08                                                                     105,000                 103,656
DIVERSIFIED FINANCIAL SERVICES (2.26%)
 Citigroup
  6.75%; 12/01/05                                                                   1,240,000               1,351,165
 General Electric Capital
  4.25%; 01/15/08                                                                     450,000                 463,345
  5.00%; 06/15/07                                                                     110,000                 116,617
 John Deere Capital
  4.50%; 08/22/07                                                                      95,000                  98,899
 NiSource Finance
  3.20%; 11/01/06                                                                      85,000                  85,095
  7.50%; 11/15/03                                                                     390,000                 390,631
 Textron Financial
  5.88%; 06/01/07                                                                      75,000                  80,794
                                                                                                            2,586,546
                                                                Principal

                                                                Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (0.07%)
 Cooper Industries
                                                                                  $                      $
  5.25%; 07/01/07                                                                      80,000                  85,188
ELECTRIC-DISTRIBUTION (0.07%)
 Detroit Edison
  5.05%; 10/01/05                                                                      75,000                  78,875
ELECTRIC-INTEGRATED (1.94%)
 Appalachian Power
  4.80%; 06/15/05                                                                     140,000                 145,301
 Commonwealth Edison
  6.40%; 10/15/05                                                                     215,000                 231,050
 Conectiv
  5.30%; 06/01/05                                                                      45,000                  46,386
 Consolidated Edison
  3.63%; 08/01/08                                                                     110,000                 109,120
 Dominion Resources
  3.88%; 01/15/04                                                                     115,000                 115,514
  7.82%; 09/15/14                                                                     200,000                 210,596
 Duke Energy
  3.75%; 03/05/08                                                                      85,000                  84,962
 Energy East
  7.75%; 11/15/34                                                                     100,000                 100,159
 FirstEnergy
  5.50%; 11/15/06                                                                      95,000                  99,832
 FPL Group Capital
  3.25%; 04/11/06                                                                     125,000                 126,463
 MidAmerican Energy Holdings
  4.63%; 10/01/07                                                                      90,000                  92,057
 Niagara Mohawk Power
  7.75%; 05/15/06                                                                     110,000                 123,753
 Oncor Electric Delivery
  5.00%; 09/01/07                                                                      95,000                  99,866
 Pepco Holdings
  5.50%; 08/15/07                                                                     105,000                 111,096
 Progress Energy
  6.75%; 03/01/06                                                                     210,000                 228,523
 Public Service Company of Colorado
  4.38%; 10/01/08                                                                     105,000                 107,721
 Tennessee Valley Authority
  6.38%; 06/15/05                                                                     175,000                 187,572
                                                                                                            2,219,971
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.10%)
 Koninklijke Philips Electronics
  7.75%; 04/15/04                                                                     110,000                 112,684
ENTERPRISE SOFTWARE & SERVICE (0.13%)
 Oracle
  6.72%; 02/15/04                                                                     150,000                 152,251
FEDERAL & FEDERALLY SPONSORED CREDIT (2.17%)
 Federal Farm Credit Bank
  7.25%; 06/12/07                                                                   2,000,000               2,296,554
 Student Loan Marketing Association
  5.00%; 06/30/04                                                                     180,000                 184,687
                                                                                                            2,481,241
                                                                Principal

                                                                Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FIDUCIARY BANKS (0.15%)
 Bank of New York
                                                                                  $                      $
  4.14%; 08/02/07                                                                     100,000                 102,303
  5.20%; 07/01/07                                                                      70,000                  74,842
                                                                                                              177,145
FINANCE-AUTO LOANS (2.31%)
 Ford Motor Credit
  5.75%; 02/23/04                                                                   1,540,000               1,558,546
 General Motors Acceptance
  5.13%; 05/09/08                                                                     135,000                 137,115
  6.13%; 08/28/07                                                                     160,000                 168,551
  6.75%; 01/15/06                                                                     630,000                 671,708
 Toyota Motor Credit
  2.80%; 01/18/06                                                                     100,000                 101,552
                                                                                                            2,637,472
FINANCE-COMMERCIAL (1.12%)
 CIT Group
  7.38%; 04/02/07                                                                     470,000                 530,155
 Heller Financial
  6.00%; 03/19/04                                                                     645,000                 656,382
 Tyco Capital
  7.50%; 11/14/03                                                                      95,000                  95,152
                                                                                                            1,281,689
FINANCE-CONSUMER LOANS (1.61%)
 American General Finance
  5.88%; 07/14/06                                                                     495,000                 534,550
 Household Finance
  3.38%; 02/21/06                                                                     210,000                 214,314
  6.50%; 01/24/06                                                                     545,000                 593,034
 Sears Roebuck Acceptance
  6.56%; 11/20/03                                                                      55,000                  55,133
 SLM
  3.63%; 03/17/08                                                                      85,000                  84,958
  5.63%; 04/10/07                                                                     105,000                 113,219
 Washington Mutual Financial
  6.50%; 11/15/03                                                                     250,000                 250,368
                                                                                                            1,845,576
FINANCE-CREDIT CARD (0.23%)
 American Express
  3.75%; 11/20/07                                                                     100,000                 101,339
 Capital One Bank
  6.65%; 03/15/04                                                                     155,000                 157,660
                                                                                                              258,999
FINANCE-INVESTMENT BANKER & BROKER (2.47%)
 Banque Paribas
  8.35%; 06/15/07                                                                     140,000                 162,337
 Bear Stearns
  3.00%; 03/30/06                                                                     130,000                 131,658
  6.50%; 05/01/06                                                                     315,000                 344,105
 Credit Suisse First Boston
  5.75%; 04/15/07                                                                     365,000                 395,374
 Goldman Sachs Group
  7.63%; 08/17/05                                                                     175,000                 192,066
 Lehman Brothers Holdings
  6.25%; 05/15/06                                                                     505,000                 550,149
                                                                Principal

                                                                Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Merrill Lynch
                                                                                  $                      $
  6.00%; 11/15/04                                                                     400,000                 418,084
 Morgan Stanley
  7.75%; 06/15/05                                                                     575,000                 627,272
                                                                                                            2,821,045
FINANCE-LEASING COMPANY (0.26%)
 Boeing Capital
  7.10%; 09/27/05                                                                     275,000                 299,180
FINANCE-MORTGAGE LOAN/BANKER (25.82%)
 Countrywide Home Loan
  6.85%; 06/15/04                                                                     345,000                 356,137
 Federal Home Loan Bank System
  4.88%; 11/15/06                                                                   5,200,000               5,516,311
 Federal Home Loan Mortgage
  5.25%; 01/15/06                                                                   5,225,000               5,560,941
  5.75%; 04/15/08                                                                   5,900,000               6,479,521
 Federal National Mortgage Association
  5.25%; 04/15/07                                                                   4,750,000               5,107,561
  7.00%; 07/15/05                                                                   6,000,000               6,508,596
                                                                                                           29,529,067
FINANCE-OTHER SERVICES (0.92%)
 Caterpillar Financial Services
  4.69%; 04/25/05                                                                      80,000                  83,628
  7.59%; 12/10/03                                                                     175,000                 176,096
 Mellon Funding
  4.88%; 06/15/07                                                                      70,000                  74,312
  5.75%; 11/15/03                                                                      50,000                  50,063
 National Rural Utilities
  6.00%; 01/15/04                                                                     245,000                 247,271
 Pemex Finance
  6.13%; 11/15/03                                                                      29,590                  29,725
 Verizon Global Funding
  6.75%; 12/01/05                                                                     355,000                 386,495
                                                                                                            1,047,590
FOOD-MISCELLANEOUS/DIVERSIFIED (0.97%)
 Campbell Soup
  5.50%; 03/15/07                                                                     265,000                 286,570
 General Mills
  5.13%; 02/15/07                                                                      85,000                  90,510
 HJ Heinz /1/
  6.56%; 11/15/03                                                                     100,000                 100,122
 Kellogg
  6.00%; 04/01/06                                                                     165,000                 177,700
 Kraft Foods
  4.63%; 11/01/06                                                                     220,000                 229,304
 Sara Lee
  2.75%; 06/15/08                                                                      60,000                  57,782
 Unilever Capital
  6.88%; 11/01/05                                                                     155,000                 169,222
                                                                                                            1,111,210
FOOD-RETAIL (0.64%)
 Fred Meyer
  7.38%; 03/01/05                                                                     190,000                 202,942


                                                                Principal

                                                                Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FOOD-RETAIL (CONTINUED)
 Safeway
                                                                                  $                      $
  2.50%; 11/01/05                                                                     105,000                 103,709
  6.05%; 11/15/03                                                                     430,000                 430,385
                                                                                                              737,036
HOME EQUITY-SEQUENTIAL (0.64%)
 Ameriquest Mortgage Securities
  3.02%; 10/25/33                                                                      75,000                  74,244
 Residential Asset Securities
  4.99%; 02/25/27                                                                     650,000                 656,708
                                                                                                              730,952
INDUSTRIAL GASES (0.11%)
 Praxair
  4.75%; 07/15/07                                                                     115,000                 120,762
INSURANCE BROKERS (0.14%)
 Aon
  6.30%; 01/15/04                                                                      65,000                  65,592
 Marsh & McLennan
  3.63%; 02/15/08                                                                      95,000                  95,141
                                                                                                              160,733
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.10%)
 AMVESCAP
  6.60%; 05/15/05                                                                     105,000                 111,689
LIFE & HEALTH INSURANCE (0.26%)
 Lincoln National
  5.25%; 06/15/07                                                                     110,000                 116,579
 Torchmark
  6.25%; 12/15/06                                                                     160,000                 176,062
                                                                                                              292,641
MEDICAL PRODUCTS (0.07%)
 Baxter International
  5.25%; 05/01/07                                                                      80,000                  85,511
MEDICAL-DRUGS (0.19%)
 Eli Lilly
  5.50%; 07/15/06                                                                      95,000                 102,128
 Wyeth
  7.90%; 02/15/05                                                                     105,000                 112,845
                                                                                                              214,973
MEDICAL-HMO (0.10%)
 Anthem
  4.88%; 08/01/05                                                                     115,000                 119,619
METAL-ALUMINUM (0.27%)
 Alcan
  6.25%; 11/01/08                                                                      95,000                 105,481
 Alcoa
  4.25%; 08/15/07                                                                      50,000                  51,972
  7.25%; 08/01/05                                                                     135,000                 147,227
                                                                                                              304,680
METAL-DIVERSIFIED (0.09%)
 Rio Tinto Finance
  2.63%; 09/30/08                                                                     110,000                 104,754
                                                                Principal

                                                                Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MISCELLANEOUS INVESTING (0.64%)
 Archstone-Smith Operating Trust
                                                                                  $                      $
  3.00%; 06/15/08                                                                     100,000                  95,983
 Camden Property Trust
  5.88%; 06/01/07                                                                      70,000                  75,177
 CarrAmerica Realty
  7.20%; 07/01/04                                                                      30,000                  31,062
 Mack-Cali Realty
  7.00%; 03/15/04                                                                     120,000                 122,348
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                                                     125,000                 134,582
 Oasis Residential
  7.00%; 11/15/03                                                                      95,000                  95,154
 Regency Centers
  7.40%; 04/01/04                                                                     105,000                 107,570
 Simon Property Group
  6.75%; 02/09/04                                                                      70,000                  70,949
                                                                                                              732,825
MONEY CENTER BANKS (1.12%)
 Bank of America
  4.75%; 10/15/06                                                                     640,000                 675,009
 JP Morgan Chase
  5.25%; 05/30/07                                                                     385,000                 411,146
  5.35%; 03/01/07                                                                     180,000                 193,240
                                                                                                            1,279,395
MORTGAGE BACKED SECURITIES (9.81%)
 Bear Stearns Commercial Mortgage Securities
  3.97%; 11/11/35                                                                     438,804                 440,121
  6.08%; 02/15/35                                                                     457,502                 493,163
  7.64%; 02/15/32                                                                     814,919                 899,789
 Chase Commercial Mortgage Securities
  7.03%; 01/15/32                                                                     361,511                 397,067
  7.56%; 10/15/32                                                                     500,000                 581,136
 Chase Manhattan Bank-First Union National Bank Commercial
  Mortgage Trust
  7.13%; 08/15/31                                                                     328,960                 359,960
 Commercial Mortgage Acceptance
  6.79%; 06/15/31                                                                      76,016                  82,662
 Commercial Mortgage Pass-Through Certificate /1/
  3.25%; 06/10/38                                                                      98,497                  94,598
 CS First Boston Mortgage Securities
  4.39%; 07/15/06                                                                     290,900                 299,623
  6.25%; 12/16/35                                                                     400,000                 437,921
  6.38%; 12/16/35                                                                     100,000                 110,185
 DLJ Commercial Mortgage
  6.14%; 10/15/06                                                                     277,393                 289,757
 DLJ Mortgage Acceptance /1/
  7.58%; 03/13/28                                                                      48,336                  48,444
 First Union Commercial Mortgage Securities
  7.38%; 04/18/29                                                                     600,000                 673,819
 GE Capital Commercial Mortgage
  3.35%; 08/11/36                                                                     340,407                 346,196
  5.99%; 12/10/35                                                                     130,000                 141,569
                                                                Principal

                                                                Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 GMAC Commercial Mortgage Securities
                                                                                  $                      $
  4.32%; 10/15/38                                                                     137,075                 141,994
  6.57%; 09/15/33                                                                     309,826                 332,822
 JP Morgan Chase Commercial Mortgage Securities
  4.37%; 10/12/37                                                                     482,053                 489,372
  4.55%; 05/12/34                                                                     529,209                 549,642
 JP Morgan Commercial Mortgage Finance
  7.07%; 09/15/29                                                                     356,045                 373,280
 LB-UBS Commercial Mortgage Trust
  4.90%; 06/15/26                                                                     985,000               1,034,522
  5.40%; 03/15/26                                                                     452,349                 477,122
 Lehman Large Loan
  6.79%; 06/12/04                                                                     552,969                 566,925
 Merrill Lynch Mortgage Investors
  7.12%; 06/18/29                                                                     450,247                 489,899
 Morgan Stanley Capital I
  4.57%; 12/18/32                                                                     923,416                 957,401
 NationsLink Funding
  7.23%; 06/20/31                                                                     100,000                 113,792
                                                                                                           11,222,781
MULTI-LINE INSURANCE (0.18%)
 Allstate
  7.88%; 05/01/05                                                                      90,000                  97,843
 Hartford Financial Services Group
  4.70%; 09/01/07                                                                     105,000                 109,936
                                                                                                              207,779
MULTIMEDIA (0.68%)
 AOL Time Warner
  6.13%; 04/15/06                                                                     305,000                 328,059
 Gannett
  5.50%; 04/01/07                                                                      70,000                  75,836
 Time Warner
  7.98%; 08/15/04                                                                      25,000                  26,067
 Viacom
  7.75%; 06/01/05                                                                     135,000                 147,047
 Walt Disney
  7.30%; 02/08/05                                                                     185,000                 197,243
                                                                                                              774,252
MUTUAL INSURANCE (0.07%)
 Metropolitan Life Insurance /1/
  6.30%; 11/01/03                                                                      75,000                  75,000
OIL COMPANY-EXPLORATION & PRODUCTION (0.67%)
 Anadarko Petroleum
  5.38%; 03/01/07                                                                     205,000                 219,610
 Canadian Occidental Petroleum
  7.13%; 02/04/04                                                                     125,000                 126,716
 Kerr-McGee
  5.38%; 04/15/05                                                                      70,000                  72,779
 PennzEnergy
  10.25%; 11/01/05                                                                    175,000                 200,339
 Petroleos Mexicanos
  6.50%; 02/01/05                                                                     140,000                 146,300
                                                                                                              765,744
                                                                Principal

                                                                Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-INTEGRATED (0.89%)
 Amerada Hess
                                                                                  $                      $
  5.90%; 08/15/06                                                                     125,000                 132,175
 BP Canada Finance
  3.63%; 01/15/09                                                                     145,000                 144,166
 ChevronTexaco Capital
  3.38%; 02/15/08                                                                      75,000                  75,061
 Conoco
  5.90%; 04/15/04                                                                     200,000                 204,080
 Marathon Oil
  5.38%; 06/01/07                                                                      75,000                  80,134
 Occidental Petroleum
  4.00%; 11/30/07                                                                     150,000                 151,475
 Phillips Petroleum
  8.50%; 05/25/05                                                                     150,000                 164,959
 Union Oil Company of California
  6.38%; 02/01/04                                                                      65,000                  65,592
                                                                                                            1,017,642
OIL REFINING & MARKETING (0.07%)
 Valero Energy
  6.13%; 04/15/07                                                                      70,000                  76,577
PAPER & RELATED PRODUCTS (0.25%)
 International Paper
  6.13%; 11/01/03                                                                      18,000                  18,000
 Union Camp
  7.00%; 08/15/06                                                                     129,000                 142,273
 Weyerhaeuser
  5.50%; 03/15/05                                                                     115,000                 119,820
                                                                                                              280,093
PHOTO EQUIPMENT & SUPPLIES (0.09%)
 Eastman Kodak
  3.63%; 05/15/08                                                                     110,000                 102,081
PIPELINES (0.46%)
 Duke Energy Field Services
  7.50%; 08/16/05                                                                     240,000                 260,810
 Kinder Morgan
  6.65%; 03/01/05                                                                     150,000                 159,187
 Kinder Morgan Energy Partners
  5.35%; 08/15/07                                                                     100,000                 106,620
                                                                                                              526,617
POULTRY (0.09%)
 Tyson Foods
  6.63%; 10/01/04                                                                     100,000                 103,748
PROPERTY & CASUALTY INSURANCE (0.39%)
 ACE INA Holdings
  8.20%; 08/15/04                                                                     200,000                 209,658
 St. Paul
  7.88%; 04/15/05                                                                     125,000                 134,784
 Travelers Property Casualty
  3.75%; 03/15/08                                                                     105,000                 105,075
                                                                                                              449,517
PUBLISHING-NEWSPAPERS (0.09%)
 Thomson
  5.75%; 02/01/08                                                                      95,000                 102,003
                                                                Principal

                                                                Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REAL ESTATE OPERATOR & DEVELOPER (0.37%)
 EOP Operating
                                                                                  $                      $
  7.38%; 11/15/03                                                                     420,000                 420,671
REGIONAL AUTHORITY (0.80%)
 New Brunswick
  3.50%; 10/23/07                                                                      40,000                  40,560
 Province of Manitoba
  2.75%; 01/17/06                                                                     155,000                 156,027
 Province of Ontario
  3.50%; 09/17/07                                                                     415,000                 418,023
 Province of Quebec
  5.50%; 04/11/06                                                                     285,000                 305,211
                                                                                                              919,821
REGIONAL BANKS (2.88%)
 Bank One
  7.63%; 08/01/05                                                                     625,000                 683,899
 Fifth Third Bancorp
  3.38%; 08/15/08                                                                      80,000                  79,225
 First Union
  7.55%; 08/18/05                                                                     515,000                 564,985
 FleetBoston Financial
  7.25%; 09/15/05                                                                     300,000                 327,768
 KeyCorp
  4.63%; 05/16/05                                                                     160,000                 166,664
 Korea Development Bank
  7.13%; 04/22/04                                                                     165,000                 169,124
 PNC Funding
  5.75%; 08/01/06                                                                     170,000                 182,823
 SunTrust Banks
  2.50%; 11/01/06                                                                      55,000                  54,726
  5.05%; 07/01/07                                                                      70,000                  75,041
 U.S. Bancorp
  6.75%; 10/15/05                                                                     177,000                 192,393
 Wells Fargo
  5.90%; 05/21/06                                                                     730,000                 793,708
                                                                                                            3,290,356
REINSURANCE (0.09%)
 Berkshire Hathaway /1/
  3.38%; 10/15/08                                                                     100,000                  98,778
RENTAL-AUTO & EQUIPMENT (0.09%)
 Hertz
  4.70%; 10/02/06                                                                     100,000                  98,786
RETAIL-DISCOUNT (0.53%)
 Costco Wholesale
  5.50%; 03/15/07                                                                      90,000                  97,566
 Target
  5.40%; 10/01/08                                                                     100,000                 107,498
 Wal-Mart Stores
  6.55%; 08/10/04                                                                     388,000                 403,170
                                                                                                              608,234
RETAIL-DRUG STORE (0.09%)
 CVS
  3.88%; 11/01/07                                                                     100,000                 102,020
                                                                Principal

                                                                Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RETAIL-RESTAURANTS (0.11%)
 McDonald's
                                                                                  $                      $
  5.38%; 04/30/07                                                                     113,000                 121,827
SAVINGS & LOANS-THRIFTS (0.09%)
 Golden West Financial
  4.13%; 08/15/07                                                                     100,000                 103,035
SOVEREIGN (1.33%)
 Finland Government
  4.75%; 03/06/07                                                                     150,000                 159,752
 Italy Government
  4.38%; 10/25/06                                                                     900,000                 943,876
 Mexico Government
  8.50%; 02/01/06                                                                     370,000                 416,250
                                                                                                            1,519,878
SPECIAL PURPOSE BANKS (1.01%)
 KFW International Finance
  3.75%; 10/01/04                                                                     955,000                 975,301
 Kreditanstalt fuer Wiederaufbau
  2.38%; 09/25/06                                                                     175,000                 174,330
                                                                                                            1,149,631
SUPRANATIONAL BANK (2.17%)
 Asian Development Bank
  2.38%; 03/15/06                                                                     345,000                 346,710
 Corp Andina de Fomento
  6.75%; 03/15/05                                                                     180,000                 189,670
 European Investment Bank
  4.63%; 03/01/07                                                                   1,145,000               1,222,605
 Inter-American Development Bank
  6.50%; 10/20/04                                                                     685,000                 717,943
                                                                                                            2,476,928
TELECOMMUNICATION SERVICES (0.05%)
 Citizens Communications
  7.60%; 06/01/06                                                                      55,000                  61,109
TELEPHONE-INTEGRATED (1.61%)
 AT&T
  7.50%; 04/01/04                                                                      30,000                  30,713
 BellSouth
  5.00%; 10/15/06                                                                     225,000                 239,234
 British Telecommunications
  7.88%; 12/15/05                                                                     295,000                 326,637
 CenturyTel
  6.30%; 01/15/08                                                                     110,000                 120,339
 Deutsche Telekom International Finance
  8.25%; 06/15/05                                                                     170,000                 185,737
 France Telecom
  8.70%; 03/01/06                                                                     125,000                 139,989
 SBC Communications
  5.75%; 05/02/06                                                                     325,000                 349,724
 Sprint Capital
  7.13%; 01/30/06                                                                     335,000                 362,199
 Telecom Italia Capital /1/
  4.00%; 11/15/08                                                                      90,000                  89,890
                                                                                                            1,844,462
                                                                Principal

                                                                Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TEXTILE-HOME FURNISHINGS (0.12%)
 Mohawk Industries
                                                                                  $                      $
  6.50%; 04/15/07                                                                     125,000                 137,669
TOOLS-HAND HELD (0.09%)
 Stanley Works
  3.50%; 11/01/07                                                                     100,000                 100,296
TRANSPORT-RAIL (0.58%)
 Burlington Northern Santa Fe
  6.38%; 12/15/05                                                                     230,000                 249,646
 CSX
  7.25%; 05/01/04                                                                     115,000                 118,094
 Norfolk Southern
  7.88%; 02/15/04                                                                     100,000                 101,782
 Union Pacific
  7.60%; 05/01/05                                                                     175,000                 189,871
                                                                                                              659,393
                                                                                 TOTAL BONDS              104,213,886

                                                                Principal

      Type             Rate                 Maturity            Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (4.55%)
                                                                                  $                      $
FHLMC             4.50%           10/01/09 - 10/01/10                               3,698,730               3,748,262
FHLMC             5.00%           09/01/09                                            242,127                 247,501
FHLMC             5.50%           12/01/08 - 04/01/09                                 581,321                 595,628
FHLMC             6.50%           04/01/09 - 04/01/15                                  90,680                  95,194
FHLMC             7.00%           12/01/22                                            182,940                 193,380
FHLMC             7.25%           12/01/07                                             71,010                  74,863
FHLMC             7.50%           12/01/29                                             32,551                  34,771
FHLMC             8.00%           12/01/11 - 10/01/22                                 117,458                 127,824
FHLMC             8.25%           01/01/12                                              8,395                   9,075
FHLMC             9.00%           09/01/09                                             71,548                  76,311
                                                                    TOTAL FHLMC CERTIFICATES                5,202,809

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (3.26%)
FNMA              4.00%           05/01/10 - 08/01/10                               1,597,023               1,594,808
FNMA              4.50%           03/01/10                                            419,895                 425,168
FNMA              5.50%           02/01/09 - 10/01/09                                 958,852                 981,300
FNMA              6.00%           07/01/28                                            197,506                 203,228
FNMA              7.50%           10/01/29                                            113,154                 120,610
FNMA              8.00%           10/01/06 - 05/01/27                                  55,142                  59,594
FNMA              8.50%           05/01/22                                            226,057                 247,516
FNMA              9.00%           02/01/25                                             91,958                 102,481
                                                                     TOTAL FNMA CERTIFICATES                3,734,705

                                                                Principal

      Type             Rate                 Maturity            Amount                                      Value

----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (0.05%)
                                                                                  $                      $
GNMA II           8.00%           01/20/16                                             51,152                  55,550
                                                                     TOTAL GNMA CERTIFICATES                   55,550

                                                                 Principal Amount
                                                                                                            Value
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.18%)
 Lehman Brothers; 1.04%, 11/03/03 (collateralized by FHLBC;                                              $
  $211,976; 02/06/09) /2/                                                         $   207,820                 207,820
                                                                 TOTAL REPURCHASE AGREEMENTS                  207,820
                                                                                                         ------------

                                                        TOTAL PORTFOLIO INVESTMENTS (99.18%)              113,414,770
CASH, RECEIVABLES AND OTHER ASSETS, NET OF                   LIABILITIES (0.82%)                              932,238
                                                                  TOTAL NET ASSETS (100.00%)             $114,347,008
                                                                                                         --------------


/1 /Restricted Security - The fund held securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $506,832 or 0.44% of net assets.
/2 /Security was purchased with the cash proceeds from securities loans.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      PRINCIPAL TAX-EXEMPT BOND FUND, INC.

                                OCTOBER 31, 2003

                                  Principal

                                  Amount                              Value

--------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (98.86%)
ALASKA (0.91%)
 North Slope Boro, Alaska /1/
  MBIA
                                             $                     $
  0.00%; 06/30/10                             2,220,000               1,748,894
ARIZONA (1.13%)
 Arizona Agricultural
  Improvement
  Salt River Project
  5.25%; 01/01/18                             1,000,000               1,078,300
 Arizona State University
  FGIC
  5.50%; 07/01/21                             1,000,000               1,083,740
                                                                      2,162,040
ARKANSAS (1.15%)
 Arkansas
  5.25%; 08/01/12                             2,000,000               2,202,780
CALIFORNIA (0.89%)
 California Department of Water
  Resources
  MBIA
  5.25%; 05/01/09                             1,500,000               1,697,310
COLORADO (1.13%)
 Platte River Power Authority
  5.38%; 06/01/17                             2,000,000               2,173,820
CONNECTICUT (1.16%)
 Connecticut
  5.38%; 04/15/14                             2,000,000               2,216,780
FLORIDA (9.75%)
 Dade County, Florida
  FGIC
  5.25%; 10/01/11                             1,040,000               1,150,999
 Florida Municipal Power
  AMBAC
  5.50%; 10/01/16                             2,930,000               3,254,468
 Florida State Board of
  Education
  5.00%; 06/01/10                             2,000,000               2,229,340
 Florida State Board of
  Education
  FGIC
  5.50%; 06/01/14                             3,000,000               3,364,050
 Orange County, Florida
  AMBAC
  5.50%; 10/01/32                             3,000,000               3,172,170
 Orlando Utilities Commission
  5.25%; 10/01/16                             3,125,000               3,395,032
 Sunrise, Florida Utilities
  AMBAC
  5.20%; 10/01/22                             2,000,000               2,123,960
                                                                     18,690,019
GEORGIA (2.60%)
 Fulco, Georgia
  St. Joseph's Hospital
  5.50%; 10/01/14                             2,000,000               2,107,060
 Georgia
  5.25%; 07/01/13                             2,600,000               2,872,220
                                                                      4,979,280
                                  Principal

                                  Amount                              Value

--------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
ILLINOIS (12.07%)
 Chicago Midway Airport
  MBIA
                                             $                     $
  5.50%; 01/01/11                             1,500,000               1,656,600
 Chicago Park District
  FGIC
  5.50%; 01/01/18                             2,000,000               2,187,900
 Chicago Park District
  MBIA
  5.60%; 01/01/21                             1,400,000               1,514,814
 Du Page & Cook Counties
  FGIC
  5.50%; 01/01/19                             2,855,000               3,196,315
 Illinois
  FGIC
  5.00%; 03/01/14                             2,000,000               2,126,000
 Illinois
  FSA
  5.38%; 10/01/14                             2,160,000               2,434,817
 Illinois
  MBIA
  5.25%; 04/01/08                             2,000,000               2,234,800
 Illinois Health Facility
  Advocate Health
  5.25%; 08/15/18                               320,000                 363,962
  7.00%; 02/15/09                               270,000                 308,858
  7.00%; 02/15/18                               720,000                 897,682
 Illinois Health Facility
  Northwestern Memorial Hospital
  6.10%; 08/15/14                             1,000,000               1,056,170
 Illinois Sales Tax
  FGIC
  6.00%; 06/15/23                             3,000,000               3,491,880
 Springfield, Illinois
  MBIA
  5.50%; 03/01/15                             1,500,000               1,660,275
                                                                     23,130,073
INDIANA (6.90%)
 Indiana Bond Bank
  5.38%; 02/01/17                             3,000,000               3,295,380
 Indiana Bond Bank
  Water & Sewer
  5.88%; 08/01/13                             1,060,000               1,213,011
 Indiana Health Facility
  Clarion Health Partners
  5.38%; 02/15/09                             2,020,000               2,189,963
 Indianapolis Public Improvement
  MBIA
  5.50%; 01/01/16                             3,000,000               3,310,500
 Lawrenceburg, Indiana
  Indiana Michigan Power
  5.90%; 11/01/19                             2,000,000               2,003,720
 Warrick County, Indiana
  Southern Indiana Gas &
  Electric
  6.00%; 05/01/23                             1,190,000               1,207,505
                                                                     13,220,079
                                  Principal

                                  Amount                              Value

--------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
IOWA (1.63%)
 Chillicothe, Iowa
  IES Utilities
                                             $                     $
  3.60%; 11/01/23                             1,100,000               1,100,000
 Eddyville, Iowa
  Cargill
  5.63%; 12/01/13                             1,000,000               1,022,000
 Lansing, Iowa
  Interstate Power
  3.60%; 11/01/08                             1,000,000               1,000,000
                                                                      3,122,000
KENTUCKY (1.75%)
 Kentucky Property & Buildings
  Commission
  FSA
  5.38%; 02/01/18                             1,000,000               1,080,420
 Kentucky Turnpike Authority
  AMBAC
  5.50%; 07/01/12                             2,000,000               2,272,680
                                                                      3,353,100
MAINE (0.91%)
 Maine Governmental Facilities
  Authority
  MBIA
  5.38%; 10/01/17                             1,600,000               1,754,000
MASSACHUSETTS (4.13%)
 Commonwealth of Massachusetts
  5.75%; 06/15/15                             2,000,000               2,315,960
 Massachusetts
  5.25%; 01/01/08                             2,000,000               2,217,960
  5.50%; 03/01/15                             3,000,000               3,390,480
                                                                      7,924,400
MICHIGAN (4.34%)
 Michigan
  Drinking Water State Revolving
  Fund
  5.00%; 10/01/23                             1,165,000               1,191,876
 Michigan Comprehensive
  Transportation
  FSA
  5.25%; 05/15/22                             1,715,000               1,797,886
 Michigan State Building
  Authority
  FSA
  5.00%; 10/15/10                             2,000,000               2,231,460
 Michigan State Trunk Line
  FSA
  5.25%; 10/01/21                             1,000,000               1,056,050
 Michigan Strategic Fund
  Detroit Edison
  5.45%; 09/01/29                             2,000,000               2,033,220
                                                                      8,310,492
MINNESOTA (1.16%)
 Minnesota
  5.00%; 10/01/07                             2,000,000               2,220,920
MISSISSIPPI (1.20%)
 Mississippi
  5.50%; 09/01/10                             2,000,000               2,292,520
                                  Principal

                                  Amount                              Value

--------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
NEVADA (1.08%)
 Nevada
                                             $                     $
  5.25%; 09/15/27                             2,000,000               2,060,640
NEW HAMPSHIRE (1.11%)
 New Hampshire Health &
  Education Facilities Authority
  FSA
  5.50%; 08/01/27                             2,000,000               2,125,940
NEW YORK (6.30%)
 City of New York
  XLCA
  6.25%; 04/15/17                             1,500,000               1,690,860
 Long Island Power Authority
  5.25%; 06/01/12                             3,000,000               3,241,110
 New York State Dormitory
  Authority
  MBIA
  5.25%; 10/01/23                             1,500,000               1,568,370
 New York State Environmental
  Facilities
  5.25%; 06/15/17                             2,000,000               2,171,600
 New York State Thruway
  Authority
  MBIA
  5.50%; 04/01/12                             3,000,000               3,402,000
                                                                     12,073,940
OHIO (1.69%)
 Ohio
  5.50%; 02/01/05                             2,000,000               2,106,420
 Summit County, Ohio
  FGIC
  5.50%; 12/01/13                             1,000,000               1,141,440
                                                                      3,247,860
OKLAHOMA (3.32%)
 Grand River Dam Authority
  FSA
  5.00%; 06/01/12                             3,500,000               3,854,340
 Tulsa Industrial Authority
  St. John Medical Center
  6.25%; 02/15/14                             1,280,000               1,412,442
  6.25%; 02/15/17                             1,000,000               1,103,470
                                                                      6,370,252
PENNSYLVANIA (2.44%)
 Pennsylvania
  FSA
  5.50%; 05/01/17                             3,000,000               3,312,480
 Pennsylvania Industrial
  Development Authority
  AMBAC
  5.50%; 07/01/21                             1,250,000               1,358,562
                                                                      4,671,042
PUERTO RICO (2.31%)
 Commonwealth of Puerto Rico
  FGIC
  5.50%; 07/01/12                             1,000,000               1,145,940
                                  Principal

                                  Amount                              Value

--------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
PUERTO RICO (CONTINUED)
 Puerto Rico Highway &
  Transportation Authority
  AMBAC
                                             $                     $
  5.00%; 07/01/35                             2,000,000               2,207,560
 Puerto Rico Highway &
  Transportation Authority
  FGIC
  5.25%; 07/01/21                             1,000,000               1,071,160
                                                                      4,424,660
RHODE ISLAND (0.60%)
 Rhode Island
  FGIC
  5.50%; 08/01/11                             1,000,000               1,141,160
SOUTH CAROLINA (4.58%)
 South Carolina
  5.25%; 04/01/05                             2,000,000               2,113,720
  5.75%; 01/01/13                             3,000,000               3,384,660
 South Carolina Public Service
  FSA
  5.38%; 01/01/16                             3,000,000               3,273,900
                                                                      8,772,280
TENNESSEE (1.43%)
 Louden County, Tennessee
  Kimberly Clark
  6.20%; 02/01/23                             2,700,000               2,747,547
TEXAS (13.07%)
 Brazos River Authority
  Houston Industries; AMBAC
  5.13%; 05/01/19                             2,000,000               2,092,820
 Guadalupe-Blanco River
  Authority
  E.I. Dupont De Nemours
  6.35%; 07/01/22                             2,500,000               2,578,325
 Harris County, Texas
  5.50%; 08/15/20                             2,000,000               2,172,460
 Houston, Texas Water & Sewer
  FSA
  5.75%; 12/01/32                             2,135,000               2,436,419
 Lower Colorado River Authority
  FSA
  6.00%; 05/15/13                             2,500,000               2,875,250
 Lower Colorado River Authority
  MBIA
  5.38%; 05/15/20                             3,000,000               3,205,950
 San Antonio, Texas
  FSA
  5.50%; 05/15/17                             2,090,000               2,291,079
 Texas State Department Of
  Housing & Community Affairs
  5.70%; 01/01/33                             2,925,000               3,086,197
 Texas Technical University
  MBIA
  5.50%; 08/15/12                             2,000,000               2,254,080
                                  Principal

                                  Amount                              Value

--------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
TEXAS (CONTINUED)
 University of Texas
                                             $                     $
  5.25%; 07/01/17                             1,905,000               2,051,513
                                                                     25,044,093
UTAH (1.78%)
 Utah
  5.38%; 07/01/11                             3,000,000               3,410,880
WASHINGTON (2.77%)
 Washington
  5.50%; 01/01/11                             2,000,000               2,228,240
 Washington
  FGIC
  5.00%; 07/01/21                             3,000,000               3,080,460
                                                                      5,308,700
WEST VIRGINIA (3.00%)
 Marshall County, West Virginia
  Ohio Power; MBIA
  5.90%; 04/01/22                             3,500,000               3,581,900
 Pleasants County, West Virginia
  Potomac Edison; MBIA
  6.15%; 05/01/15                             2,000,000               2,172,140
                                                                      5,754,040
WISCONSIN (0.57%)
 Wisconsin Health & Educational
  Facilities
  Franciscan Skemp Medical
  Center
  6.13%; 11/15/15                             1,000,000               1,099,500
                                TOTAL TAX-EXEMPT BONDS              189,451,041

                                  Shares

                                  Held                                Value

--------------------------------------------------------------------------------------
OTHER (0.89%)
 Municipal Fund for Temporary
  Investment-Blackrock                                             $
  Institutional Funds                         1,700,000               1,700,000
                                           TOTAL OTHER                1,700,000
                                                                   ------------

                  TOTAL PORTFOLIO INVESTMENTS (99.75%)              191,151,041
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (0.25%)                                                    481,624
                            TOTAL NET ASSETS (100.00%)             $191,632,665
                                                                   --------------


/1 /Non-income producing security.
See accompanying notes.


See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003       2002          2001       2000       1999
                            ----       ----          ----       ----       ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.97     $11.11        $10.25     $10.66     $11.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.45      0.51/(c)/      0.61       0.72       0.70
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.06      (0.11)/(c)/    0.88      (0.40)     (0.91)
                            ----      -----          ----      -----      -----
 Total From Investment
            Operations      0.51       0.40          1.49       0.32      (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.49)     (0.54)        (0.63)     (0.73)     (0.69)
 Distributions from
  Realized Gains......        --         --            --         --      (0.03)
   ----                                                                   -----
   Total Dividends and
         Distributions     (0.49)     (0.54)        (0.63)     (0.73)     (0.72)
                           -----      -----         -----      -----      -----
Net Asset Value, End
 of Period............    $10.99     $10.97        $11.11     $10.25     $10.66
                          ======     ======        ======     ======     ======
Total Return /(b)/ ...      4.68%      3.83%        14.96%      3.23%     (1.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $184,971   $186,723      $143,818   $124,630   $145,975
 Ratio of Expenses to
  Average Net Assets..      1.03%      1.06%         1.05%      1.06%      1.04%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.00%      4.73%/(c)/    5.67%      6.96%      6.25%
 Portfolio Turnover
  Rate................      79.7%      78.9%        152.0%      60.7%      48.9%

                            2003       2002          2001       2000       1999
                            ----       ----          ----       ----       ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.97     $11.11        $10.24     $10.65     $11.58
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.35      0.43/(d)/      0.54       0.64       0.61
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.07      (0.11)/(d)/    0.88      (0.39)     (0.91)
                            ----      -----          ----      -----      -----
 Total From Investment
            Operations      0.42       0.32          1.42       0.25      (0.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.41)     (0.46)        (0.55)     (0.66)     (0.60)
 Distributions from
  Realized Gains......        --         --            --         --      (0.03)
   ----                                                                   -----
   Total Dividends and
         Distributions     (0.41)     (0.46)        (0.55)     (0.66)     (0.63)
                           -----      -----         -----      -----      -----
Net Asset Value, End
 of Period............    $10.98     $10.97        $11.11     $10.24     $10.65
                          ======     ======        ======     ======     ======
Total Return /(b)/ ...      3.86%      3.07%        14.23%      2.45%     (2.68)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $33,883    $34,190       $26,348    $22,577    $25,451
 Ratio of Expenses to
  Average Net Assets..      1.84%      1.83%         1.68%      1.85%      1.79%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.20%      3.95%/(d)/    5.04%      6.16%      5.50%
 Portfolio Turnover
  Rate................      79.7%      78.9%        152.0%      60.7%      48.9%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) //Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this / /change for the year ended October 31, 2002 for Class A was to decrease net investment income by $.03 per share, increase net realized and unrealized / /gain (loss) on investments by $.03 per share, and decrease the ratio of net investment income to average net assets by .30%. Prior periods have not / /been restated to reflect this change in presentation./
/(d) //Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this / /change for the year ended October 31, 2002 for Class B was to decrease net investment income by $.03 per share, increase net realized and unrealized / /gain (loss) on investments by $.03 per share, and decrease the ratio of net investment income to average net assets by .30%. Prior periods have not / /been restated to reflect this change in presentation./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2003       2002       2001       2000       1999
                            ----       ----       ----       ----       ----
PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
-------------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.74     $11.77     $11.18     $11.10     $11.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.45       0.60       0.65       0.68       0.69
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.26)      0.01       0.61       0.07      (0.52)
                           -----       ----       ----       ----      -----
 Total From Investment
            Operations      0.19       0.61       1.26       0.75       0.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)     (0.64)     (0.67)     (0.67)     (0.70)
                           -----      -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.52)     (0.64)     (0.67)     (0.67)     (0.70)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.41     $11.74     $11.77     $11.18     $11.10
                          ======     ======     ======     ======     ======
Total Return /(b)/ ...      1.59%      5.41%     11.64%      7.09%      1.47%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $304,191   $310,506   $243,876   $213,114   $237,811
 Ratio of Expenses to
  Average Net Assets..      0.93%      0.90%      0.90%      0.94%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.82%      5.11%      5.68%      6.14%      6.04%
 Portfolio Turnover
  Rate................     181.1%      36.5%      51.9%       6.9%      19.4%

                            2003       2002       2001       2000       1999
                            ----       ----       ----       ----       ----
PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
-------------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.67     $11.71     $11.13     $11.05     $11.60
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.35       0.52       0.58       0.58       0.61
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.24)     (0.01)      0.59       0.09      (0.54)
                           -----      -----       ----       ----      -----
 Total From Investment
            Operations      0.11       0.51       1.17       0.67       0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.43)     (0.55)     (0.59)     (0.59)     (0.62)
                           -----      -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.43)     (0.55)     (0.59)     (0.59)     (0.62)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.35     $11.67     $11.71     $11.13     $11.05
                          ======     ======     ======     ======     ======
Total Return /(b)/ ...      0.91%      4.54%     10.82%      6.32%      0.65%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $62,573    $52,839    $36,303    $27,395    $29,751
 Ratio of Expenses to
  Average Net Assets..      1.70%      1.71%      1.59%      1.75%      1.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.06%      4.30%      4.98%      5.33%      5.30%
 Portfolio Turnover
  Rate................     181.1%      36.5%      51.9%       6.9%      19.4%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002         2001      2000      1999
                           ----      ----         ----      ----      ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.86     $9.98        $9.50     $9.54     $9.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.29     0.43/(d)/     0.56      0.59      0.57
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.01     (0.08)/(d)/   0.49     (0.05)    (0.39)
                           ----     -----         ----     -----     -----
 Total From Investment
            Operations     0.30      0.35         1.05      0.54      0.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.42)    (0.47)       (0.57)    (0.58)    (0.57)
                          -----     -----        -----     -----     -----
   Total Dividends and
         Distributions    (0.42)    (0.47)       (0.57)    (0.58)    (0.57)
                          -----     -----        -----     -----     -----
Net Asset Value, End
 of Period............    $9.74     $9.86        $9.98     $9.50     $9.54
                          =====     =====        =====     =====     =====
Total Return /(b)/ ...     3.04%     3.70%       11.36%     5.94%     1.83%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $96,568   $74,719      $37,942   $25,183   $27,096
 Ratio of Expenses to
  Average Net Assets..     0.93%     0.94%        1.01%     0.99%     1.00%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --        --           --      1.20%     1.14%
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.02%     4.07%/(d)/   5.69%     6.16%     5.76%
 Portfolio Turnover
  Rate................     26.2%     97.6%        65.7%     31.5%     20.9%

                           2003      2002         2001      2000      1999
                           ----      ----         ----      ----      ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00    $10.11        $9.60     $9.60     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.26     0.37/(e)/     0.49      0.55      0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.01)    (0.06)/(e)/   0.53     (0.02)    (0.39)
                          -----     -----         ----     -----     -----
 Total From Investment
            Operations     0.25      0.31         1.02      0.53      0.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)    (0.42)       (0.51)    (0.53)    (0.51)
                          -----     -----        -----     -----     -----
   Total Dividends and
         Distributions    (0.37)    (0.42)       (0.51)    (0.53)    (0.51)
                          -----     -----        -----     -----     -----
Net Asset Value, End
 of Period............    $9.88    $10.00       $10.11     $9.60     $9.60
                          =====    ======       ======     =====     =====
Total Return /(b)/ ...     2.54%     3.25%       10.84%     5.69%     1.29%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,779   $13,387       $6,970    $3,291    $2,696
 Ratio of Expenses to
  Average Net Assets..     1.35%     1.39%        1.50%     1.34%     1.35%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --        --           --      1.93%     1.92%
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.60%     3.61%/(e)/   5.17%     5.81%     5.41%
 Portfolio Turnover
  Rate................     26.2%     97.6%        65.7%     31.5%     20.9%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) //Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on November 1, 2000./
/(d) //Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this / /change for the year ended October 31, 2002 for Class A was to decrease net investment income by $.07 per share, increase net realized and unrealized / /gain (loss) on investments by $.07 per share, and decrease the ratio of net investment income to average net assets by 1.81%. Prior periods have not / /been restated to reflect this change in presentation./
/(e) //Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this / /change for the year ended October 31, 2002 for Class B was to decrease net investment income by $.07 per share, increase net realized and unrealized / /gain (loss) on investments by $.07 per share, and decrease the ratio of net investment income to average net assets by 1.86%. Prior periods have not / /been restated to reflect this change in presentation./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003       2002          2001       2000       1999
                            ----       ----          ----       ----       ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.29     $12.10        $11.65     $11.69     $12.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.47      0.48/(c)/      0.54       0.59       0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.05      0.18/(c)/      0.51       0.06      (0.90)
                            ----      ----           ----       ----      -----
 Total From Investment
            Operations      0.52       0.66          1.05       0.65      (0.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.45)     (0.47)        (0.55)     (0.58)     (0.59)
 Distributions from
  Realized Gains......     (0.05)        --         (0.05)     (0.11)     (0.01)
    ----                   -----                    -----      -----      -----
   Total Dividends and
         Distributions     (0.50)     (0.47)        (0.60)     (0.69)     (0.60)
                           -----      -----         -----      -----      -----
Net Asset Value, End
 of Period............    $12.31     $12.29        $12.10     $11.65     $11.69
                          ======     ======        ======     ======     ======
Total Return /(b)/ ...      4.25%      5.64%         9.28%      5.81%     (2.51)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $178,379   $183,100      $167,016   $163,846   $186,973
 Ratio of Expenses to
  Average Net Assets..      0.81%      0.77%         0.82%      0.88%      0.80%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.71%      4.02%/(c)/    4.59%      5.12%      4.84%
 Portfolio Turnover
  Rate................      31.2%      60.0%         51.8%       7.6%      15.6%

                            2003       2002          2001       2000       1999
                            ----       ----          ----       ----       ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.32     $12.16        $11.71     $11.70     $12.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.38      0.38/(d)/      0.48       0.57       0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.07      0.17/(d)/      0.51       0.07      (0.89)
                            ----      ----           ----       ----      -----
 Total From Investment
            Operations      0.45       0.55          0.99       0.64      (0.36)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.36)     (0.39)        (0.49)     (0.52)     (0.52)
 Distributions from
  Realized Gains......     (0.05)        --         (0.05)     (0.11)     (0.01)
    ----                   -----                    -----      -----      -----
   Total Dividends and
         Distributions     (0.41)     (0.39)        (0.54)     (0.63)     (0.53)
                           -----      -----         -----      -----      -----
Net Asset Value, End
 of Period............    $12.36     $12.32        $12.16     $11.71     $11.70
                          ======     ======        ======     ======     ======
Total Return /(b)/ ...      3.68%      4.67%         8.70%      5.69%     (3.01)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $13,254    $13,848       $12,122    $10,744    $11,480
 Ratio of Expenses to
  Average Net Assets..      1.44%      1.60%         1.33%      1.37%      1.32%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.07%      3.19%/(d)/    4.07%      4.60%      4.32%
 Portfolio Turnover
  Rate................      31.2%      60.0%         51.8%       7.6%      15.6%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) //Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. There was no effect / /to the Class A per share net investment income or net realized and unrealized gain (loss) on investments for the year ended October 31, 2002. The ratio / /of net investment income to average net assets increased by .06%. Prior periods have not been restated to reflect this change in presentation./
/(d) //Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. There was no effect / /to the Class B per share net investment income or net realized and unrealized gain (loss) on investments for the year ended October 31, 2002. The ratio / /of net investment income to average net assets increased by .06%. Prior periods have not been restated to reflect this change in presentation./

See accompanying notes.

                      STATEMENT OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                               CASH MANAGEMENT
                                                                 FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ..........................   $  354,995,993
                                                               ==============
ASSETS
Investment in securities--at value..........................   $  354,995,993
Cash........................................................            4,878
Receivables:
 Capital Shares sold........................................           59,507
 Dividends and interest.....................................          351,310
Other assets................................................           27,339
                                                               --------------
                                                Total Assets      355,439,027
LIABILITIES
Accrued management and investment advisory fees.............           29,720
Accrued distribution fees...................................              626
Accrued directors' expenses.................................              837
Accrued transfer and administrative fees....................          196,992
Accrued other expenses......................................           31,310
Payables:
 Capital Shares reacquired..................................        1,192,266
                                                               --------------
                                           Total Liabilities        1,451,751
                                                               --------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ................   $  353,987,276
                                                               ==============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital...............   $  353,987,276
                                                               --------------
                                            Total Net Assets   $  353,987,276
                                                               ==============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized...........................................    2,000,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets.........................................   $  346,291,630
  Shares issued and outstanding.............................      346,291,630
  Net asset value per share.................................   $        1.000
                                                               ==============

Class B: Net Assets.........................................   $    7,695,646
  Shares issued and outstanding.............................        7,695,646
  Net asset value per share /(a)/ ..........................   $        1.000
                                                               ==============



/(a) //Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge./
See accompanying notes.

                            STATEMENT OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                               CASH MANAGEMENT
                                                                 FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Interest...................................................     $4,991,685
Expenses:
 Management and investment advisory fees....................      1,603,203
 Distribution fees - Class B................................         22,589
 Registration fees - Class A................................         30,382
 Registration fees - Class B................................          8,991
 Shareholder reports -  Class A.............................         19,351
 Shareholder reports -  Class B.............................            510
 Transfer and administrative fees - Class A.................        493,052
 Transfer and administrative fees - Class B.................         10,527
 Auditing and legal fees....................................         13,204
 Custodian fees.............................................         12,685
 Directors' expenses........................................         16,328
 Registration fees..........................................         19,600
 Transfer and administrative fees...........................        545,616
 Other expenses.............................................         28,423
                                                                 ----------
                                        Total Gross Expenses      2,824,461
 Less: Fees waived - Class B................................            988
                                                                 ----------
                                          Total Net Expenses      2,823,473
                                                                 ----------
                      Net Investment Income (Operating Loss)     $2,168,212
                                                                 ==========



See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND

 -------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                     CASH MANAGEMENT
                                                       FUND, INC.
-------------------------------------------------------------------------------
                                                 YEAR              YEAR
                                                ENDED              ENDED
                                             OCTOBER 31,        OCTOBER 31,
                                                 2003              2002
                                            --------------  -------------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)....  $   2,168,212    $   5,860,948
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Class A..................................     (2,146,556)      (5,755,124)
 Class B..................................        (21,656)         (61,584)
 Class C..................................            N/A           (1,043)/(a)/
 Class R..................................            N/A          (43,197)/(b)/
                                            -------------    -------------
         Total Dividends and Distributions     (2,168,212)      (5,860,948)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Class A..................................    655,800,513      736,479,913
 Class B..................................      5,907,858        7,267,116
 Class C..................................            N/A       1,054,984/(a)/
 Class R..................................            N/A         531,583/(b)/
Shares issued in reinvestment of dividends
 and distributions:
 Class A..................................      2,068,086        5,468,029
 Class B..................................         20,850           58,982
 Class C..................................            N/A             560/(a)/
 Class R..................................            N/A          42,920/(b)/
Shares redeemed:
 Class A..................................   (708,963,596)    (756,970,073)
 Class B..................................     (6,947,881)      (5,266,501)
 Class C..................................            N/A       (1,459,373)/(a)/
 Class R..................................            N/A      (18,809,442)/(b)/
                                            -------------    -------------
Net Increase (Decrease) in Net Assets from
                Capital Share Transactions    (52,114,170)     (31,601,302)
                                            -------------    -------------
                 Total Increase (Decrease)    (52,114,170)     (31,601,302)
NET ASSETS
Beginning of period.......................    406,101,446      437,702,748
                                            -------------    -------------
End of period.............................  $ 353,987,276    $ 406,101,446
                                            =============    =============



/(a) //Period from November 1, 2001 through January 31, 2002 (discontinuation of class)./
/(b) //Period from November 1, 2001 through December 28, 2001 (discontinuation of class)./
See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Cash Management Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and operates in the mutual fund industry.

The Fund offers both Class A shares and Class B shares to the public. Shares of the Fund are sold at net asset value; no sales charge applies to purchases of the Fund. Certain purchases of Class A shares of the Fund may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months of purchase. Class B shares are sold without an initial sales charge, but bear higher ongoing distribution fees and are subject to a declining CDSC on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Both classes of shares in the Fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

Principal Management Corporation is currently in the process of reviewing policies and trading records to determine whether the Fund has been used as a vehicle for late trading or market timing. While the review is not yet complete, Principal Management Corporation has no reason to believe at this time that the Fund will experience any material gain or loss as a result of the review.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:



SECURITY VALUATION . The Fund values its securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.



INCOME AND INVESTMENT TRANSACTIONS. . The Fund records investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Fund allocates daily all income and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class.

The Fund's investments are with various issuers in various industries. The schedule of investments contained herein summarizes concentration of credit risk by issuer and industry.



EXPENSES . The Fund allocates daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2003, are included separately in the statement of operations.



DISTRIBUTIONS TO SHAREHOLDERS . The Fund declares all net investment income and any net realized gains and losses from investment transactions as dividends daily to settled shares of record as of that day. Dividends from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
3. OPERATING POLICIES



JOINT TRADING ACCOUNT . The Fund may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Fund's cash balance to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.



LINE OF CREDIT . The Fund participates with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each calendar quarter. At October
 31, 2003, the Fund had no outstanding borrowings under the line of credit.


4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES . The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of the Fund's average daily net assets. The annual rate used in this calculation for the Fund is as follows:

        NET ASSETS OF FUND (IN MILLIONS)
--------------------------------------------
 FIRST      NEXT      NEXT      NEXT       OVER
  $100      $100      $100      $100       $400
 -----      ----      ----      ----       ----
  .50%      .45%      .40%      .35%       .30%


The Fund also reimburses the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager has voluntarily agreed to limit expenses paid by the Fund to the extent necessary to assure the net asset value of the Fund's shares does not fall to less than one dollar. The limit may be changed at anytime.



DISTRIBUTION FEES . Class B shares bear distribution fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to the class of the Fund.

Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreement for Class B shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the Fund.



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75% and Class B shares at 4.00% of the lesser of current market value or the cost of shares being redeemed. The aggregate amounts of these charges for Class A shares and Class B shares retained by Princor Financial Services Corporation for the year ended October 31, 2003, were $5,649 and $46,719, respectively.



AFFILIATED OWNERSHIP . At October 31, 2003, Principal Life Insurance Company (an affiliate of the Manager), affiliates of Principal Life Insurance Company, benefit plans sponsored on behalf of Principal Life Insurance Company and several joint ventures (in each of which a subsidiary of Principal Life Insurance Company is a participant) owned 12,275,984 Class A shares of the Fund.



AFFILIATED BROKERAGE COMMISSIONS . No brokerage commissions were paid by the Fund to affiliated broker dealers or any member of the Principal Financial Group during the period.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
5. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares were as follows:

                                                   YEAR ENDED         YEAR ENDED
                                                OCTOBER 31, 2003   OCTOBER 31, 2002
                                                ----------------  ------------------
 Shares sold:
  Class A.....................................    655,800,513       736,479,913
  Class B.....................................      5,907,858         7,267,116
  Class C.....................................            N/A         1,054,984*
  Class R.....................................            N/A           531,583**
 Shares issued in reinvestment of dividends:
  Class A.....................................      2,068,086         5,468,029
  Class B.....................................         20,850            58,982
  Class C.....................................            N/A               560*
  Class R.....................................            N/A            42,920**
 Shares redeemed:
  Class A.....................................   (708,963,596)     (756,970,073)
  Class B.....................................     (6,947,881)       (5,266,501)
  Class C.....................................            N/A        (1,459,373)*
  Class R.....................................            N/A       (18,809,442)**
                                                 ------------      ------------
                       Net Increase (Decrease)    (52,114,170)      (31,601,302)
                                                 ============      ============


* Period from November 1, 2001, through January 31, 2002 (discontinuation of Class C shares).
** Period from November 1, 2001, through December 28, 2001 (discontinuation of Class R shares).

With the discontinuation of Class C shares, $342,482 and 342,482 shares were exchanged into Class A shares on January 31, 2002. With the discontinuation of Class R shares, $17,764,708 and 17,764,708 shares were exchanged into Class A shares on December 28, 2001.


6. FEDERAL TAX INFORMATION



DISTRIBUTION TO SHAREHOLDERS. . Federal tax distributions of ordinary income paid in 2003 and 2002 were $2,168,212 and $5,860,948, respectively.

                            SCHEDULE OF INVESTMENTS
                      PRINCIPAL CASH MANAGEMENT FUND, INC.

                                OCTOBER 31, 2003

                                    Principal

                                    Amount                               Value

-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (93.59%)
ASSET BACKED SECURITIES (16.16%)
 CAFCO
                                               $                     $
  1.05%; 12/03/03                               2,000,000               1,998,133
  1.06%; 12/09/03                               2,000,000               1,997,762
  1.07%; 01/16/04                               3,000,000               2,993,223
  1.08%; 01/15/04                               2,500,000               2,494,375
 CRC Funding
  1.06%; 11/25/03                               1,800,000               1,798,728
  1.07%; 11/05/03                               2,500,000               2,499,703
  1.07%; 11/20/03                               2,100,000               2,098,814
  1.07%; 12/10/03                               1,000,000                 998,841
  1.08%; 01/14/04                               2,000,000               1,995,560
 CXC
  1.07%; 11/20/03                               2,000,000               1,998,871
  1.07%; 11/21/03                               2,000,000               1,998,811
  1.08%; 12/05/03                               2,000,000               1,997,960
 FCAR Owner Trust I
  1.02%; 11/07/03                               2,600,000               2,599,558
  1.02%; 11/12/03                               2,700,000               2,699,158
  1.02%; 11/13/03                               2,000,000               1,999,320
  1.03%; 12/03/03                               2,000,000               1,998,169
  1.04%; 11/06/03                               2,290,000               2,289,663
  1.05%; 01/13/04                               2,200,000               2,195,316
  1.09%; 11/12/03                               2,000,000               1,999,340
 Receivables Capital
  1.05%; 11/24/03                               2,000,000               1,998,658
  1.05%; 11/25/03                               2,200,000               2,198,460
 Windmill Funding
  1.05%; 12/29/03                               1,870,000               1,866,837
  1.07%; 11/12/03                               2,000,000               1,999,346
 Yorktown Capital
  1.05%; 12/02/03                               1,540,000               1,538,608
  1.07%; 11/04/03                               2,960,000               2,959,736
  1.08%; 01/08/04                               2,000,000               1,995,920
  1.09%; 01/14/04                               2,000,000               1,995,519
                                                                       57,204,389
CHEMICALS-DIVERSIFIED (0.57%)
 E. I. Du Pont de Nemours
  1.05%; 11/17/03                               2,025,000               2,024,055
COMMERCIAL BANKS (5.05%)
 Nordea North America
  1.06%; 11/07/03                               2,000,000               1,999,647
  1.06%; 11/17/03                               2,360,000               2,358,893
  1.08%; 01/06/04                               2,350,000               2,345,325
 Svenska Handelsbanken
  1.05%; 12/08/03                                 595,000                 594,358
  1.06%; 11/14/03                               2,000,000               1,999,238
  1.06%; 12/09/03                               1,400,000               1,398,441
  1.06%; 12/30/03                               2,000,000               1,996,526
  1.07%; 12/08/03                               2,500,000               2,497,264
  1.08%; 12/04/03                               2,700,000               2,697,339
                                                                       17,887,031
DIVERSIFIED FINANCIAL SERVICES (6.85%)
 Amstel Funding
  0.93%; 12/12/03                               1,700,000               1,698,199
  0.95%; 12/19/03                               2,500,000               2,496,833
                                    Principal

                                    Amount                               Value

-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 Amstel Funding (continued)
                                               $                     $
  1.10%; 01/28/04                               2,400,000               2,393,547
  1.12%; 03/24/04                               2,000,000               1,991,040
  1.12%; 03/25/04                               2,300,000               2,289,624
  1.13%; 03/05/04                               1,015,000               1,011,018
  1.22%; 11/05/03                               2,000,000               1,999,729
 General Electric Capital
  1.03%; 12/16/03                               1,190,000               1,188,394
  1.05%; 12/11/03                               4,065,000               4,060,257
  1.07%; 01/05/04                               1,835,000               1,831,455
  1.09%; 01/06/04                               2,000,000               1,996,003
  1.09%; 01/07/04                               1,300,000               1,297,363
                                                                       24,253,462
FINANCE-AUTO LOANS (0.56%)
 Paccar Financial
  1.21%; 01/16/04                               2,000,000               1,994,891
FINANCE-COMMERCIAL (3.50%)
 CIT Group
  1.07%; 12/05/03                               2,500,000               2,497,474
  1.08%; 11/03/03                               2,500,000               2,499,850
  1.08%; 11/10/03                               2,700,000               2,699,271
  1.11%; 12/17/03                               2,100,000               2,097,021
  1.12%; 02/18/04                               2,600,000               2,591,183
                                                                       12,384,799
FINANCE-CONSUMER LOANS (3.82%)
 Household Finance
  1.05%; 12/02/03                               2,370,000               2,367,857
  1.08%; 01/07/04                               2,600,000               2,594,726
  1.08%; 01/28/04                               2,000,000               1,994,622
  1.09%; 01/12/04                               3,000,000               2,993,460
  1.10%; 01/06/04                               2,700,000               2,694,555
  1.10%; 01/09/04                                 870,000                 868,166
                                                                       13,513,386
FINANCE-CREDIT CARD (0.65%)
 American Express Credit
  1.03%; 11/25/03                               2,315,000               2,313,410
FINANCE-INVESTMENT BANKER & BROKER (17.59%)
 Bear Stearns
  1.06%; 11/21/03                               2,700,000               2,698,410
  1.06%; 01/14/04                               2,000,000               1,995,642
  1.07%; 01/09/04                               2,000,000               1,995,898
  1.07%; 02/11/04                               2,500,000               2,492,421
  1.08%; 02/06/04                               2,000,000               1,994,180
 Citigroup Global Markets Holdings
  1.05%; 12/09/03                                 735,000                 734,185
  1.06%; 11/05/03                               2,335,000               2,334,725
  1.06%; 11/13/03                               2,550,000               2,549,107
  1.06%; 11/18/03                               2,000,000               1,998,999
  1.07%; 01/09/04                               1,700,000               1,696,514
  1.07%; 02/02/04                               1,635,000               1,630,481
 Goldman Sachs Group
  1.02%; 11/14/03                               2,700,000               2,699,005
  1.03%; 11/18/03                               2,400,000               2,398,833
  1.23%; 11/19/03                               2,000,000               1,998,770
                                    Principal

                                    Amount                               Value

-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Goldman Sachs Group (continued)
                                               $                     $
  1.30%; 11/04/03                               2,000,000               1,999,783
 ING U.S. Funding
  1.06%; 12/22/03                               2,400,000               2,396,430
  1.07%; 12/04/03                               1,500,000               1,498,529
  1.07%; 12/17/03                               1,950,000               1,947,334
  1.07%; 02/05/04                               1,545,000               1,540,592
  1.11%; 03/30/04                               2,200,000               2,189,825
  1.12%; 01/02/04                               2,000,000               1,996,142
  1.13%; 03/01/04                               2,200,000               2,191,644
 JP Morgan
  1.05%; 01/21/04                               2,400,000               2,394,330
  1.05%; 01/27/04                               2,000,000               1,994,925
 Morgan Stanley Group
  1.05%; 12/08/03                               2,000,000               1,997,842
  1.05%; 12/10/03                               3,630,000               3,625,871
  1.06%; 11/19/03                               2,300,000               2,298,781
  1.07%; 12/08/03                               2,000,000               1,997,801
  1.07%; 12/18/03                               3,000,000               2,995,809
                                                                       62,282,808
FINANCE-MORTGAGE LOAN/BANKER (8.08%)
 Federal Home Loan Bank
  1.00%; 01/22/04                               1,948,000               1,943,563
  1.03%; 12/10/03                               2,000,000               1,997,768
 Federal Home Loan Mortgage
  0.90%; 11/20/03                               2,500,000               2,498,813
  1.00%; 11/19/03                               1,250,000               1,249,375
  1.06%; 02/04/04                               2,000,000               1,994,406
  1.08%; 12/15/03                               2,735,000               2,731,390
  1.08%; 01/22/04                               2,000,000               1,995,080
  1.14%; 01/29/04                                 900,000                 897,464
 Federal National Mortgage
  Association
  1.06%; 11/18/03                               1,025,000               1,024,487
  1.06%; 01/07/04                               1,545,000               1,541,966
  1.06%; 01/20/04                               1,735,000               1,730,913
  1.07%; 11/26/03                               2,500,000               2,498,142
  1.09%; 03/10/04                               1,800,000               1,792,915
  1.10%; 03/03/04                               2,100,000               2,092,179
  1.20%; 12/12/03                               2,615,000               2,611,426
                                                                       28,599,887
FINANCE-OTHER SERVICES (10.29%)
 ABN-AMRO North America Finance
  1.07%; 12/03/03                               1,500,000               1,498,573
 Caterpillar Financial Services
  1.06%; 12/02/03                               1,410,000               1,408,725
  1.11%; 03/22/04                               2,500,000               2,489,054
  1.15%; 05/03/04                               2,015,000               2,003,156
 Commoloco
  1.05%; 11/14/03                               1,500,000               1,499,431
  1.06%; 11/17/03                               2,810,000               2,808,676
  1.06%; 11/21/03                               2,000,000               1,998,845
  1.07%; 01/30/04                               2,600,000               2,593,045
  1.08%; 01/08/04                               2,000,000               1,995,920
  1.08%; 02/03/04                               2,000,000               1,994,360
 Delaware Funding
  1.05%; 12/01/03                               1,790,000               1,788,434
                                    Principal

                                    Amount                               Value

-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-OTHER SERVICES (CONTINUED)
 Delaware Funding (continued)
                                               $                     $
  1.05%; 12/05/03                               2,000,000               1,998,017
  1.08%; 01/13/04                               2,000,000               1,995,620
  1.09%; 01/13/04                               2,000,000               1,995,579
 Private Export Funding
  0.93%; 12/15/03                                 940,000                 938,932
  1.02%; 01/15/04                               2,400,000               2,394,900
 Sheffield Receivables
  1.05%; 11/19/03                               2,000,000               1,998,950
  1.07%; 12/17/03                               3,020,000               3,015,871
                                                                       36,416,088
INSURANCE BROKERS (0.51%)
 Marsh & McLennan
  1.03%; 11/10/03                               1,800,000               1,799,536
METAL-DIVERSIFIED (3.14%)
 Rio Tinto
  1.04%; 11/26/03                               1,400,000               1,398,989
  1.05%; 12/16/03                               2,000,000               1,997,375
  1.08%; 01/23/04                               2,000,000               1,995,020
  1.09%; 02/24/04                               2,500,000               2,491,295
  1.10%; 02/10/04                               2,000,000               1,993,828
  1.15%; 01/23/04                               1,227,000               1,223,747
                                                                       11,100,254
MONEY CENTER BANKS (8.13%)
 BNP Paribas
  1.06%; 11/04/03                               2,000,000               1,999,823
 Citicorp
  1.05%; 12/19/03                               2,000,000               1,997,200
  1.06%; 11/06/03                               2,070,000               2,069,695
  1.08%; 01/26/04                               2,830,000               2,822,699
 HBOS Treasury Services
  1.06%; 11/03/03                               2,280,000               2,279,866
  1.06%; 11/10/03                               2,000,000               1,999,470
  1.06%; 11/24/03                               2,200,000               2,198,510
  1.06%; 12/23/03                               1,518,000               1,515,676
  1.07%; 12/09/03                               2,500,000               2,497,229
  1.08%; 12/22/03                               2,500,000               2,496,175
 JP Morgan Chase
  1.06%; 11/06/03                               2,000,000               1,999,706
  1.06%; 11/07/03                               2,400,000               2,399,576
  1.08%; 02/20/04                               2,500,000               2,491,675
                                                                       28,767,300
OIL COMPANY-INTEGRATED (1.47%)
 Shell Finance
  1.06%; 12/01/03                               2,000,000               1,998,233
  1.07%; 12/30/03                               1,200,000               1,197,896
  1.08%; 03/02/04                               2,000,000               1,992,680
                                                                        5,188,809
PIPELINES (0.56%)
 Equitable Resources
  1.02%; 11/26/03                               2,000,000               1,998,583
REGIONAL BANKS (1.07%)
 Bank One
  1.32%; 11/28/03                               2,000,000               2,000,000
                                    Principal

                                    Amount                               Value

-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
REGIONAL BANKS (CONTINUED)
 Wells Fargo
                                               $                     $
  1.05%; 12/26/03                               1,800,000               1,797,112
                                                                        3,797,112
SPECIAL PURPOSE ENTITY (3.38%)
 Cortez Capital
  1.05%; 11/24/03                               2,190,000               2,188,531
  1.07%; 12/05/03                               1,385,000               1,383,600
  1.07%; 12/15/03                               1,935,000               1,932,469
 Southern Company Funding
  1.03%; 11/18/03                               1,950,000               1,949,052
 Tulip Funding
  1.05%; 12/01/03                               2,500,000               2,497,813
  1.08%; 12/29/03                               2,000,000               1,996,520
                                                                       11,947,985
SUPRANATIONAL BANK (0.76%)
 Corp Andina de Fomento
  1.08%; 11/13/03                               2,700,000               2,699,028
TELEPHONE COMMUNICATION (1.45%)
 Telstra
  1.06%; 12/31/03                               5,135,000               5,125,928
                                  TOTAL COMMERCIAL PAPER              331,298,741

                                    Principal

                                    Amount                               Value

-----------------------------------------------------------------------------------------
BONDS (6.69%)
AEROSPACE & DEFENSE EQUIPMENT (0.59%)
 United Technologies
  6.63%; 11/15/04                               2,000,000               2,104,340
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.60%)
 Vulcan Materials
  5.75%; 04/01/04                               2,100,000               2,137,315
COMMERCIAL BANKS (0.59%)
 Svenska Handelsbanken
  8.35%; 07/15/04                               2,000,000               2,101,870
DIVERSIFIED FINANCIAL SERVICES (0.42%)
 Associates Corp. of North America
  5.75%; 11/01/03                               1,500,000               1,500,000
FINANCE-INVESTMENT BANKER & BROKER (1.15%)
 JP Morgan
  5.75%; 02/25/04                               2,000,000               2,027,295
 Lehman Brothers Holdings
  6.63%; 04/01/04                               2,000,000               2,043,023
                                                                        4,070,318
FINANCE-OTHER SERVICES (1.72%)
 Caterpillar Financial Services
  6.88%; 08/01/04                               2,000,000               2,083,707
                                    Principal

                                    Amount                               Value

-----------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-OTHER SERVICES (CONTINUED)
 Verizon Global Funding /1/
                                               $                     $
  1.21%; 12/15/03                               4,000,000               4,000,000
                                                                        6,083,707
MONEY CENTER BANKS (0.45%)
 Bank of America
  7.75%; 08/15/04                               1,500,000               1,573,631
REGIONAL BANKS (0.59%)
 Bank One
  7.25%; 08/15/04                               2,000,000               2,091,197
TELEPHONE-INTEGRATED (0.58%)
 SBC Communications
  4.18%; 06/05/04                               2,000,000               2,034,874
                                             TOTAL BONDS               23,697,252
                                                                     ------------

                   TOTAL PORTFOLIO INVESTMENTS (100.28%)              354,995,993
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-0.28%)                                                              (1,008,717)
                              TOTAL NET ASSETS (100.00%)             $353,987,276
                                                                     ---------------

 /1/ Variable rate.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

 -------------------------------------------------------------------------------

                            2003       2002       2001       2000       1999
                            ----       ----       ----       ----       ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.006      0.013      0.043      0.056      0.045
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.006      0.013      0.043      0.056      0.045
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.006)    (0.013)    (0.043)    (0.056)    (0.045)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.006)    (0.013)    (0.043)    (0.056)    (0.045)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(b)/ ...      0.59%      1.36%      4.44%      5.71%      4.56%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $346,292   $397,386   $412,409   $390,154   $352,675
 Ratio of Expenses to
  Average Net Assets..      0.75%      0.72%      0.70%      0.70%      0.69%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.75%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.59%      1.35%      4.33%      5.54%      4.45%

                            2003       2002       2001       2000       1999
                            ----       ----       ----       ----       ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.003      0.009      0.037      0.049      0.039
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.003      0.009      0.037      0.049      0.039
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.003)    (0.009)    (0.037)    (0.049)    (0.039)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.003)    (0.009)    (0.037)    (0.049)    (0.039)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(b)/ ...      0.25%      0.88%      3.71%      5.01%      4.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $7,695     $8,715     $6,655     $5,318     $6,330
 Ratio of Expenses to
  Average Net Assets..      1.09%      1.27%      1.40%      1.33%      1.19%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.10%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.25%      0.87%      3.59%      4.87%      4.00%



/(a) //Effective November 1, 2002, calculated based on average shares outstanding during the period./
/(b) //Total return is calculated without the front-end sales charge or contingent deferred sales charge./
/(c) //Expense ratio without the Manager's voluntary expense limit./ See accompanying notes.

                         REPORT OF INDEPENDENT AUDITORS

The Boards of Directors
and Shareholders


Principal Balanced Fund,  Principal Real Estate Fund, Inc.
Inc.
Principal Capital Value   Principal SmallCap Fund, Inc.
Fund, Inc.
Principal Growth Fund,    Principal Utilities Fund, Inc.
Inc.
Principal LargeCap Stock  Principal International Emerging Markets Fund, Inc.
Index Fund, Inc.
Principal MidCap Fund,    Principal International Fund, Inc.
Inc.
Principal Partners Blue   Principal International SmallCap Fund, Inc.
Chip Fund, Inc.
Principal Partners        Principal Bond Fund, Inc.
Equity Growth Fund, Inc.
Principal Partners        Principal Government Securities Income Fund, Inc.
LargeCap Blend Fund,
Inc.
Principal Partners        Principal Limited Term Bond Fund, Inc.
LargeCap Value Fund,
Inc.
Principal Partners        Principal Tax-Exempt Bond Fund, Inc.
MidCap Growth Fund, Inc.
Principal Partners        Principal Cash Management Fund, Inc.
SmallCap Growth Fund,
Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Domestic Growth Funds (comprising Principal Balanced Fund, Inc., Principal Capital Value Fund, Inc., Principal Growth Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc. and Principal Utilities Fund, Inc.), Principal International Growth Funds (comprising Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc. and Principal International SmallCap Fund, Inc.), Principal Income Funds (comprising Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Limited Term Bond Fund, Inc. and Principal Tax-Exempt Bond Fund, Inc.) and Principal Money Market Fund (Principal Cash Management Fund, Inc.) as of October 31, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Principal Domestic Growth Funds, Principal International Growth Funds, Principal Income Funds and Principal Money Market Fund at October 31, 2003, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young LLP

Des Moines, Iowa
November 26, 2003

FUND DIRECTORS

Under Maryland law, a Board of Directors oversees the Funds. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Funds activities and the quality of services provided to the Funds. Each director also has the same position with Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. that are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be "interested persons" are defined in the Investment Company Act of 1940, as amended. The interested persons shown below are considered to be interested because of a current or former affiliation with the Manager or Principal Life Insurance Company.

THE FOLLOWING DIRECTORS ARE CONSIDERED NOT TO BE "INTERESTED PERSONS" AS DEFINED

IN THE 1940 ACT .

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                  FUND             OTHER
                                                                COMPLEX        DIRECTORSHIPS
NAME, POSITION HELD WITH THE FUND,  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY
    ADDRESS, AND DATE OF BIRTH        DURING PAST 5 YEARS       DIRECTOR         DIRECTOR*
                                    -----------------------  -------------     -------------



                                                      93             None

 James D. Davis
 Director since 1974     Attorney. Vice
 Member Audit and        President, Deere and
 Nominating Committee    Company, Retired.
 4940 Center Court,
 Bettendorf, Iowa
 03/22/34

                                                      93             None
 Pamela A. Ferguson
 Director since 1993     Professor of
 Member Audit and        Mathematics, Grinnell
 Nominating Committee    College, since 1998.
 4112 River Oaks         Prior thereto,
 Drive, Des Moines,      President, Grinnell
 Iowa                    College.
 05/05/43

                                                      93             None
 Richard W. Gilbert
 Director since 1985     President, Gilbert
 Member Audit and        Communications, Inc.,
 Nominating Committee    since 1993. Prior
 5040 Arbor Lane,        thereto, President
 #302, Northfield,       and Publisher,
 Illinois.               Pioneer Press.
 05/08/40

                                                      93             None


 William C. Kimball      Chairman and CEO,
 Director since 1999     Medicap Pharmacies,
 Member Audit and        Inc., since 1998.
 Nominating Committee    Prior thereto,
 4350 Westown Parkway,   President and CEO.
 Suite 400
 West Des Moines, Iowa
 11/28/47

                                                      93              None

 Barbara A. Lukavsky
 Director since 1987     President and CEO,
 Member Audit and        Barbican Enterprises,
 Nominating Committee    Inc. since 1997.
 Member Executive        President and CEO, Lu
 Committee               San ELITE USA, L.C.,
 13731 Bay Hill Court,   1985-1998.
 Clive, Iowa
 09/10/40


  * Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.


THE FOLLOWING DIRECTORS ARE CONSIDERED TO BE "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, AS AMENDED, BECAUSE OF CURRENT OR FORMER AFFILIATION WITH THE

MANAGER OR PRINCIPAL LIFE. .

                              Executive Vice
                              President, Principal
                              Life, since 2000.
                              Senior Vice
                              President, 1996-2000.
 John E. Aschenbrenner        Vice President -             93               None
 Director since 1998          Individual Markets
 08/16/49                     1990-1996. Director,
                              Principal Management
                              Corporation and
                              Princor Financial
                              Services Corporation
                              ("Princor").

                         Director and
                         President, Princor
                         and Principal
 Ralph C. Eucher         Management
 Director and            Corporation, since
 President since 1999    1999. Senior Vice            93               None
 Member Executive        President, Principal
 Committee               Life, since 2002.
 06/14/52                Vice President,
                         1999-2002. Prior
                         thereto, Second Vice
                         President.

                         Chairman and
                         Director, Princor and
 Larry D. Zimpleman      Principal Management         93               None
 Director and Chairman   Corporation since
 of the Board since      2002. Executive Vice
 December 2001           President, Principal
 Member Executive        Life, since 2001.
 Committee               Senior Vice
 09/07/51                President,1999-2001.
                         Prior thereto, Vice
                         President.

The Audit and Nominating Committee considers management's recommendation of independent auditors for the Funds and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Funds. In addition, the committee selects and nominates all candidates who are not "interested persons" of the Funds for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Additional information about the Fund is available in the Prospectus and Statement of Additional Information both dated March 1, 2003. These documents may be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

                         FEDERAL INCOME TAX INFORMATION
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax advisor on how to report these distributions for state and local purposes.



DIVIDEND RECEIVED DEDUCTION . For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2003 that qualifies for the dividend received deduction is as follows:

                                                DEDUCTIBLE
                                                PERCENTAGE
                                               ------------
 Principal Balanced Fund, Inc.                      57%
 Principal Capital Value Fund, Inc.                100
 Principal LargeCap Stock Index Fund, Inc.         100
 Principal MidCap Fund, Inc.                       100
 Principal Partners LargeCap Value Fund, Inc.      100
 Principal Utilities Fund, Inc.                     79




QUALIFIED DIVIDEND INCOME . For the fiscal year ended October 31, 2003, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2003, taxed at the maximum rate of 15% is as follows:

                                                           PERCENTAGE
                                                          ------------
 Principal Balanced Fund, Inc.                                40%
 Principal Utilities Fund, Inc.                               47


This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you receive from the Fund's transfer agent.



TAX-EXEMPT DIVIDENDS . Dividends from the Principal Tax-Exempt Bond Fund, Inc. were exempt from federal income taxation for non-corporate shareholders.



FOREIGN TAXES PAID . Principal International Fund, Inc. makes an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. The total amount of foreign taxes passed through to shareholders for the year ended October 31, 2003 totals $.0196 per share. This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099 form you receive from the fund's transfer agent.



LONG TERM CAPITAL GAIN DIVIDENDS . For federal income tax purposes, the Fund designates long term capital gain dividends for all share classes for the year ended October 31, 2003 as follows:

                                                    PER SHARE
                                                    LONG TERM
                                                    CAPITAL GAIN
                                                    DISTRIBUTIONS
                                            -----------------
 Principal Tax Exempt Bond Fund, Inc.              $    .0474

                         FEDERAL INCOME TAX INFORMATION
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax advisor on how to report these distributions for state and local purposes.



DIVIDEND RECEIVED DEDUCTION . For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2003 that qualifies for the dividend received deduction is as follows:

                                                DEDUCTIBLE
                                                PERCENTAGE
                                               ------------
 Principal Balanced Fund, Inc.                      57%
 Principal Capital Value Fund, Inc.                100
 Principal LargeCap Stock Index Fund, Inc.         100
 Principal MidCap Fund, Inc.                       100
 Principal Partners LargeCap Value Fund, Inc.      100
 Principal Utilities Fund, Inc.                     79




QUALIFIED DIVIDEND INCOME . For the fiscal year ended October 31, 2003, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2003, taxed at the maximum rate of 15% is as follows:

                                                           PERCENTAGE
                                                          ------------
 Principal Balanced Fund, Inc.                                40%
 Principal Utilities Fund, Inc.                               47


This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you receive from the Fund's transfer agent.



TAX-EXEMPT DIVIDENDS . Dividends from the Principal Tax-Exempt Bond Fund, Inc. were exempt from federal income taxation for non-corporate shareholders.



FOREIGN TAXES PAID . Principal International Fund, Inc. makes an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. The total amount of foreign taxes passed through to shareholders for the year ended October 31, 2003 totals $.0196 per share. This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099 form you receive from the fund's transfer agent.



LONG TERM CAPITAL GAIN DIVIDENDS . For federal income tax purposes, the Fund designates long term capital gain dividends for all share classes for the year ended October 31, 2003 as follows:

                                                    PER SHARE
                                                    LONG TERM
                                                    CAPITAL GAIN
                                                    DISTRIBUTIONS
                                            -----------------
 Principal Tax Exempt Bond Fund, Inc.              $    .0474






                                      210


Item 2. Code of Ethics.

        (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

        (b)  Not applicable.

        (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

        (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

        (e)  Not applicable.

        (f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

          The Registrant's Board has determined that Richard Gilbert, a member of the Registrant's Audit and Nominating Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit and Nominating Committee and of the Board; nor will it reduce the responsibility of the other Audit and Nominating Committee members.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

          Not applicable until annual reports for fiscal years ending after December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

          Not applicable.

ITEM 6. RESERVED

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not applicable.

ITEM 8. RESERVED

ITEM 9. CONTROLS AND PROCEDURES

          a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

          (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS

          (a) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.**

          (b) (1) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as
               Exhibit 99.CERT.**

          (c) (2) Certification pursuant to Rule 301-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as
               Exhibit 99.906CERT.**

*   To be filed with the annual filing.
**  Included as a part of this filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 19th day of December, 2003.

                                    Principal Partners LargeCap Blend Fund, Inc.
                                            (Registrant)

                                            /s/ Ralph C. Eucher
                                    By _____________________________________
                                       Ralph C. Eucher, President



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       Signature                         Title                       Date


/s/ R. C. Eucher
_____________________________      President and Director      December 19, 2003
R. C. Eucher                                                   _________________


/s/ Jill R. Brown
_____________________________      Vice President and          December 19, 2003
J. R. Brown                        Chief Financial Officer     _________________